                                                                      iShares(R)

iShares(R) S&P SERIES
iShares(R) NASDAQ SERIES




                                   [PICTURE]

                                    iShares

                                                                  MARCH 31, 2002







                       2002 ANNUAL REPORT TO SHAREHOLDERS

Table of Contents

Shareholder Letter.............................................................    1
Market Overview................................................................    3
Managers' Discussion & Analysis................................................    6
Schedules of Investments.......................................................   36
   iShares S&P 100 Index Fund..................................................   36
   iShares S&P 500 Index Fund..................................................   38
   iShares S&P 500/BARRA Growth Index Fund.....................................   45
   iShares S&P 500/BARRA Value Index Fund......................................   47
   iShares S&P MidCap 400 Index Fund...........................................   52
   iShares S&P MidCap 400/BARRA Growth Index Fund..............................   57
   iShares S&P MidCap 400/BARRA Value Index Fund...............................   60
   iShares S&P SmallCap 600 Index Fund.........................................   64
   iShares S&P SmallCap 600/BARRA Growth Index Fund............................   72
   iShares S&P SmallCap 600/BARRA Value Index Fund.............................   75
   iShares S&P Global 100 Index Fund...........................................   80
   iShares S&P Global Energy Sector Index Fund.................................   83
   iShares S&P Global Financials Sector Index Fund.............................   85
   iShares S&P Global Healthcare Sector Index Fund.............................   89
   iShares S&P Global Technology Sector Index Fund.............................   91
   iShares S&P Global Telecommunications Sector Index Fund.....................   94
   iShares S&P Europe 350 Index Fund...........................................   96
   iShares S&P/TSE 60 Index Fund...............................................  102
   iShares S&P Latin America 40 Index Fund.....................................  103
   iShares S&P/TOPIX 150 Index Fund............................................  104
   iShares Nasdaq Biotechnology Index Fund.....................................  106
Financial Statements...........................................................  108
Financial Highlights...........................................................  122
Notes to the Financial Statements..............................................  128
Report of Independent Accountants..............................................  138
Tax Information (Unaudited)....................................................  139
Shareholder Meeting Results (Unaudited)........................................  140
Supplemental Information (Unaudited)...........................................  141
Trustees Information (Unaudited)...............................................  153

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

To Our Shareholders

2001 was a troubling year for us all: as investors, as business people and as human beings. The year was marked by scores of company closings and layoffs, the near-evaporation of IPOs, a plunging euro and rumblings of a recession. Then there was the emotional shock of September 11, which in turn set off deep financial aftershocks still being felt to this day.

It was truly a "baptism by fire" for iShares. After all, iShares were launched only a short time before this complicated period began. By the close of our fiscal year, most traditional mutual funds had shrunk in size, hundreds had shut down entirely,/1/ and plans for dozens of new ones were quietly put on hold.

But iShares followed a very different course this year. Instead of shrinking in size, iShares' assets under management grew to over $21 billion by the close of fiscal year 2001, up from $9.1 billion at the end of the previous fiscal year. In fact, iShares became the nation's third-fastest growing family of equity funds/2/, surpassing some of the most established and best-known mutual fund groups.

And instead of holding back on new offerings in 2001, Barclays Global Investors opened 19 new iShares funds. With a total of 77 different funds, iShares now gives its investors nearly four times more ways to structure their portfolios than any other provider of exchange traded funds (ETFs).

How do we explain such success? Typically, investments that achieve sudden popularity in troubling times are those few "hot funds" which managed to outperform the market benchmarks. That's not the case with iShares. Our funds are designed to neither over- nor underperform their benchmarks, but instead, to seek investment results that correspond to their benchmarks.

The fundamental appeal of iShares transcends the market's daily ups and downs. We believe that in 2001, investors and their advisors began to recognize iShares as not merely an investment choice, but as a new type of investment tool.

We call them "industrial strength" investment tools, and there are four simple reasons which are worth keeping in mind when you and your advisor next rebalance your portfolio.

First, iShares embody a key goal of institutional investors: generating additional returns without taking on additional risk. iShares seek to do this by simply taking less of a bite out of a fund's returns through lower capital gains and management fees. These are not insignificant savings. It's estimated that between 1994 and 1999, investors in diversified U.S. stock funds lost, on average, 15% of their annual gains to taxes./3/ iShares, on the other hand, are managed in a way that keeps capital gains to a minimum. (During the calendar year 2001, for instance, none of our domestic iShares funds distributed any capital gains.) By the same token, we're also able to keep fund management fees low -- on average, about half that of traditional actively managed mutual funds/4/.

Second, iShares embody a key tactic of institutional investors: uncomplicated diversification. The benefits of diversification (as compared to "stock picking") are well documented. It's possible, of course, to diversify by hand-selecting a wide variety of stocks within an asset class. But to do it accurately is complicated and time-consuming -- all to merely approximate what an index fund already does. This is a reason why $1.65 trillion institutional assets are invested in index funds such as iShares/5/.

-------------------
/1/John Hechinger, Hey, Where Did My Mutual Fund Go?, The Wall Street Journal, April 17, 2002.
/2/Financial Research Corporation (FRC) database, BGI analysis.
/3/Jonathan Clements, Fund Distributions are a Taxing Problem; How the Tax Man Dines on Your Funds, The Wall Street Journal, August 1999.
/4/Source: Morningstar Principia, BGI analysis 6/01.
/5/Source: Pensions & Investments, 9/17/01.

Shareholder Letter                                                             1

Third, iShares embody a key strategy of institutional investors: MODULAR ASSET ALLOCATION. With so many different iShares to choose from, each focusing on a very specific slice of the equity market, investors have tremendous flexibility in structuring their portfolios to meet specific needs.

The fourth reason we call iShares "industrial strength" is that they come to you from Barclays Global Investors. BGI is the world's largest institutional asset manager/6/, with over two thousand institutional clients around the world. You might also be interested to know that BGI has a longer track record in index-based investing than any other fund manager -- in fact, it was BGI that created the world's first index strategy, over thirty years ago.

In 2002 we will be working closely with the financial advisor community to develop new strategies for structuring their clients' portfolios more effectively. And we will continue to improve the online tools and services available to iShares investors and advisors. (If you haven't visited www.iShares.com in a while, we invite you to do so. You'll discover a number of powerful tools and videos, which led Forbes Magazine to name it "Best of the Web" among all ETF sites/7/.)

On behalf of iShares Trust and our colleagues at BGI, we thank you for making iShares a part of your portfolio, and look forward to meeting your needs in the year ahead.


  /s/ Garrett F. Bouton                      /s/ Lee T. Kranefuss

  Garrett F. Bouton                          Lee T. Kranefuss
  President and Chairman of the              Vice President of iShares Trust
  Board of Trustees of iShares Trust

---------------------
/6/Source: Pensions & Investments, 5/14/01.
/7/Forbes, Winter 2001.

2                                     2002 iShares Annual Report to Shareholders

Market Overview

U.S. Equity Markets

The U.S. stock market endured another volatile period during the twelve months ended March 31, 2002. For most of the period, earnings disappointments, job cuts, and weak economic indicators continued to plague equity markets. In response to the bleak economic signs and weak markets, the Federal Reserve Board (the "Fed") continued its campaign to stimulate the sagging economy. After eight rate cuts, the Fed had lowered short-term rates a total of 3.75%. By year-end, the federal funds rate stood at 1.75%, its lowest level in 40 years. The Federal government also acted to stimulate the economy. In the second quarter, a $1.35 trillion tax cut was passed, including a tax rebate intended to inject capital into the economy.

Despite these actions, discouraging economic signs and poor earnings growth weighed on the markets for much of the year. The events of September 11 accelerated the broad market sell off. After remaining closed for four business days following September 11, equity markets reopened on September 17. Despite the combined effects of monetary stimulus from the Fed and fiscal stimulus from the federal government, equity markets declined sharply through the remainder of the month. The losses resulted in the largest quarterly declines for both the S&P 500 Index and the Dow Jones Industrial Average since the quarter that included the stock market crash of 1987.

Finally, in the fourth quarter, markets rallied. Other economic indicators delivered positive news: inventories declined, factory orders surged, housing starts increased, and consumer confidence rose. Although job losses remained high and third quarter GDP shrank, many investors found cause to be optimistic about economic recovery. In January, additional positive news helped to boost consumer confidence. Newly released figures showed that fourth quarter 2001 GDP had grown 0.2%, ahead of the 1.1% decline predicted by many analysts. By the end of January, the jobless rate declined to 5.6%, ending eight straight months of increases. Citing these improvements in the economy, the Fed left short-term rates unchanged at its January meeting. Not all news was positive, however: most notably, accounting concerns resulting from Enron's and Arthur Andersen's problems dominated the news and drove many investors from stock markets. In March, the Fed left rates unchanged a second time, and also shifted its risk assessment to a neutral stance between weakness and recession. More encouraging data was released in late March: the previously reported 0.2% fourth quarter 2001 GDP growth rate was revised upward again, to a surprising 1.7%. In addition, the Conference Board's consumer-confidence index climbed to 110.2 in March from 95 in February; and statistics from the Department of Commerce indicated that orders for durable goods rose 1.5% from January to February.

U.S. Fixed Income Markets

Like U.S. equity markets, bond markets experienced a volatile period. However, because what is positive for stocks typically tends to be negative for bonds and vice versa, the bond markets' performance pattern was in opposition to the equities markets' performance.

During the second quarter of 2001, the signs of possible economic recovery that had temporarily buoyed equity markets hurt bonds, particularly long-term Treasury bonds. Because the prospect of economic strength brought with it the potential for inflation, long-term rates crept up during the second quarter. The federal government's tax cut also lowered projections of future government budget surpluses. This led investors to conclude that the Treasury would not be able to buy back as many of its outstanding bonds. Meanwhile, additional Fed rate cuts helped short-term yields to drift lower through the second quarter.

In the wake of the September 11 events, the Fed lowered short-term rates in an attempt to boost investor confidence. This move caused a further steepening of the yield curve. A flight to quality that led investors from equities and lower-quality bonds to the safe haven of government securities, particularly short-term issues, contributed to the phenomenon. For Treasury bonds, yields reached their lows in early November before spiking upward as investors began anticipating an economic recovery. The stock market rebounded strongly, and the campaign in Afghanistan progressed successfully. Long-term bonds rallied more than 8.5% in October, when the Treasury announced its suspension of the 30-year bond, but erased those gains in November and December as yields increased.

Market Overview                                                                3

During the first two months of 2002, fixed-income markets posted gains, benefiting from investors' apprehension about equity markets. However, the encouraging economic news released in March renewed the possibility of inflation, and bond yields spiked up during the month, giving up their gains of the previous two months.

International Equity Markets

The economic slowdown that the United States experienced during much of the reporting period also took its toll in Europe and Asia. In Europe, economies continued to slide through 2001, although authorities were reluctant to describe the condition as a recession. By year-end, Germany appeared to be approaching recession, with France and Italy close behind. In the United Kingdom, however, economic conditions were markedly better. Because the Bank of England had pursued a more proactive monetary policy, and fiscal policy was also loosened before the economic slowdown was fully appreciated, the United Kingdom ended the year with one of the strongest rates of growth of any of the major industrial countries. In Asia, Japan found itself in its fourth recession in a decade.

By the first quarter of 2002, the hints of economic recovery seen in the U.S. were echoed around the world. Following waves of interest rate cuts by central banks throughout 2001, markets began to respond to the increased liquidity with renewed signs of life. In Europe, the relatively flat performance masked two widely divergent performance trends between cyclical stocks and beleaguered new-economy stocks. The sensitive automobile industry, as well as financials and health care sectors, rebounded during the quarter, while many telecommunications companies suffered. Both Germany and Italy showed renewed strength during the first quarter, largely as the beneficiaries of those cyclical industry sectors. Countries like Finland, however, whose markets have tended to be driven largely by telecommunications shares, struggled during the quarter. Japan also benefited from the U.S. led recovery, posting positive returns for the first quarter.

4                                     2002 iShares Annual Report to Shareholders

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                       THIS PAGE INTENTIONALLY LEFT BLANK.

Managers' Discussion & Analysis

                           iShares S&P 100 Index Fund
                           Performance as of 3/31/02

----------------------------------------------------------------------------------------------------------------
                                       Average Annual Total Returns                   Cumulative Total Returns
                        ----------------------------------------------------------  ----------------------------
                             Year Ended 3/31/02          Inception to 3/31/02*         Inception to 3/31/02*
                        ----------------------------  ----------------------------  ----------------------------
IShares Index Fund        Nav      Market    Index      Nav      Market    Index      Nav      Market    Index
------------------      --------  --------  --------  --------  --------  --------  --------  --------  --------
S&P 100                  (1.23)%   (0.25)%   (1.03)%  (14.42)%  (13.51)%  (14.25)%  (20.06)%  (18.71)%  (19.86)%
----------------------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (10/23/00) for the NAV and Index returns and from the first day of trading (10/27/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                                 Sector Breakout
                                 S&P 100 INDEX

                                    [GRAPHIC]

                         Consumer Discretionary  13.61%
                         Consumer Staples        10.31%
                         Energy                   5.89%
                         Financials              16.53%
                         Health Care             15.26%
                         Industrials             11.14%
                         Information Technology  17.98%
                         Materials                2.46%
                         Telecomm Services        5.17%
                         Utilities                1.65%


Large capitalization stocks, as measured by the S&P 100 Index witnessed continued market volatility during the twelve-month period ended March 31, 2002 (the "reporting period"). The iSHARES S&P 100 INDEX FUND seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 100 Index. For the reporting period, the Index declined 1.03%. For the same period, the Fund fell 1.23%.

Stock markets struggled through the first half of the reporting period, driven by many of the same familiar themes from previous reporting periods: corporations announced layoffs and missed earnings targets, economic signs weakened, and the

6                                     2002 iShares Annual Report to Shareholders

Federal Reserve Board (the "Fed") continued its aggressive easing of monetary policy in an attempt to help the economy sidestep a recession. By July, second quarter earnings brought another wave of lower earnings reports from Corporate America. Compounding the bleak outlook, second quarter GDP growth was reported at 0.2%, and by August, unemployment claims had risen to 4.9%. A flailing economy was dealt another blow on September 11, when the terrorist attacks on the U.S. that took the lives of so many Americans also robbed investors of their confidence in the markets.

By the fourth quarter, however, hints of recovery emerged. Economic indicators delivered positive news: inventories declined, factory orders surged, housing starts increased, and consumer confidence rose. Although job losses remained high and GDP growth shrank, many investors found cause to be optimistic about economic recovery. In the first quarter of 2002, those signs strengthened:
Thanks to consumer spending and inventory building in the fourth quarter of 2001, GDP growth sharply exceeded analysts' expectations. Faced with renewed economic strength, the Fed left rates unchanged during the first quarter of 2002 and changed its risk assessment to a neutral stance. Additional positive news came during the quarter, in the form of increased durable goods orders and a jump in consumer confidence levels.

In terms of industry sectors, utilities stocks (1.65% of the Index as of March 31, 2002) suffered the largest declines, falling 44.04%. Telecommunications services (5.17% of the Index as of March 31, 2002) declined 10.25%, and industrials (11.14% of the Index as of March 31, 2002) lost 5.94%. Consumer staples (10.31% of the Index as of March 31, 2002) gained 20.12%, and materials (2.46% of the Index) returned 14.38%.

Among individual stocks, Johnson & Johnson (3.32% of the Index as of March 31,
2002) was the strongest performer by far, gaining 50.46%. Wal-Mart Stores Inc. (4.55% of the Index as of March 31, 2002) climbed 22.04%, while Intel Corp. (3.40% of the Index as of March 31, 2002) returned 15.88%. Citigroup Inc. (4.24% of the Index as of March 31, 2002) and Exxon Mobil Corp. (4.99% of the Index as of March 31, 2002) returned 11.5% and 10.70%, respectively. The top holding General Electric Co. (6.20% of the Index as of March 31, 2002) and American International Group Inc. (3.14% of the Index as of March 31, 2002) declined 9.02% and 10.20% respectively.

                           iShares S&P 100 Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPHIC]

                             iShares S&P 100
                                  Index Fund  S&P 100 Index
                     Oct-00          $10,000        $10,000
                     Dec-00          $ 9,369        $ 9,368
                     Mar-01          $ 8,093        $ 8,096
                     Jun-01          $ 8,663        $ 8,672
                     Sep-01          $ 7,330        $ 7,340
                     Dec-01          $ 8,059        $ 8,074
                     Mar-02          $ 7,994        $ 8,013


Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                                7

Managers' Discussion & Analysis


                           iShares S&P 500 Index Funds
                            Performance as of 3/31/02

-------------------------------------------------------------------------------------------------------------------
                                          Average Annual Total Returns                   Cumulative Total Returns
                           ----------------------------------------------------------  ----------------------------
                                Year Ended 3/31/02          Inception to 3/31/02*         Inception to 3/31/02*
                           ----------------------------  ----------------------------  ----------------------------
iShares Index Fund           NAV      Market    Index      NAV      Market    Index      NAV      Market    Index
------------------         --------  --------  --------  --------  --------  --------  --------  --------  --------
S&P 500                      0.13%    (0.73)%    0.24%   (10.73)%   (9.48)%  (10.67)%  (19.21)%  (16.98)%  (19.11)%
S&P 500/BARRA Growth         4.64%     5.08%     4.83%   (15.89)%  (15.22)%  (15.76)%  (27.53)%  (26.31)%  (27.31)%
S&P 500/BARRA Value         (4.48)%   (4.37)%   (4.29)%   (2.58)%   (1.69)%   (2.42)%   (4.74)%   (3.10)%   (4.45)%
-------------------------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/15/00, 05/22/00 and 05/22/00, respectively) for the NAV and Index returns and from the first day of trading (05/19/00, 05/26/00 and 05/26/00, respectively) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                               Sector Breakout
                                S&P 500 INDEX

                                    [GRAPHIC]

                      Consumer Discretionary  13.37%
                      Consumer Staples         8.91%
                      Energy                   6.88%
                      Financials              18.54%
                      Health Care             14.24%
                      Industrials             11.07%
                      Information Technology  16.32%
                      Materials                2.86%
                      Telecomm Services        4.63%
                      Utilities                3.18%


       Sector Breakout                              Sector Breakout
  S&P 500/BARRA GROWTH INDEX                   S&P 500/BARRA VALUE INDEX

           [GRAPHIC]                                    [GRAPHIC]

Consumer Discretionary  12.94%              Consumer Discretionary  13.79%
Consumer Staples        16.16%              Consumer Staples         1.94%
Energy                   0.01%              Energy                  13.51%
Financials               5.35%              Financials              31.24%
Health Care             26.60%              Health Care              2.32%
Industrials             11.36%              Industrials             10.78%
Information Technology  26.94%              Information Technology   6.08%
Materials                0.25%              Materials                5.38%
Telecomm Services        0.28%              Telecomm Services        8.82%
Utilities                0.11%              Utilities                6.14%

8                                     2002 iShares Annual Report to Shareholders

The broad U.S. equity market, as measured by the S&P 500 Index, experienced a volatile twelve-month period before finishing the period with relatively flat performance. The iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. During the twelve months ended March 31, 2002 (the "reporting period"), the Index returned 0.24%. The iShares S&P 500/BARRA Growth Index Fund and iShares S&P 500/BARRA Value Index Fund seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the growth and value components of the S&P 500 Index, as measured by the S&P 500/BARRA Growth Index and the S&P 500/BARRA Value Index, respectively. For the reporting period, the S&P 500/BARRA Growth Index returned 4.83%, while the S&P 500/BARRA Value Index declined 4.29%. For the same period, the iShares S&P 500 Index Fund returned 0.13%; the Growth Fund rose 4.64% while the Value Fund fell 4.48%.

The reporting period opened amid earnings disappointments, weak economic indicators and job cuts. Working to prevent the sluggish economy from falling into recession, the Federal Reserve Board (the "Fed") continued its aggressive stance on lowering interest rates, ultimately bringing the discount rate to 1.75%. However, market sentiment could not stand up to the waves of negative news. Second quarter earnings announcements included reports of missed targets and downward revisions for annual revenue estimates. In August, weak economic indicators, including poor GDP figures and high unemployment claims, made economic recovery appear more distant. Finally, on September 11, the terrorist attacks on the U.S. compounded the markets' troubles. Despite preemptive action by both the Fed and the federal government, markets suffered further declines.

Although heavy job losses continued into the fourth quarter and the third quarter GDP figure was revised down to -1.1%, the combined effects of lower interest rates, rising stock prices, and falling oil prices appeared to boost consumer confidence. Leading indicators averaged an increase of 0.5% during the fourth quarter, with six of the ten components reflecting positive numbers. The first quarter of 2002 delivered more positive news. Fourth quarter 2001 GDP growth, originally estimated at -1.1%, was revised upward in February to 0.2%, and again in March to a robust 1.7%. The unexpected strength led the Fed to leave rates unchanged during the quarter. Also helping to boost markets, the unemployment rate declined during the period, durable goods orders rose, and, in March, consumer confidence jumped a surprising 15%.

Within the S&P 500 Index, value stocks underperformed growth stocks over the reporting period. Telecommunications services stocks (4.63% of the Index as of March 31, 2002) were the hardest hit, falling 25.13%. Utilities stocks (3.18% of the Index as of March 31, 2002) declined 22.79%. Thanks to strong consumer spending levels, consumer staples (8.91% of the Index as of March 31, 2002) and consumer discretionary stocks (13.37% of the Index as of March 31, 2002), returned 13.02% and 5.02%, respectively.

In terms of individual stocks, the strongest returns over the period came from Johnson & Johnson (1.90% of the Index as of March 31, 2002), which returned 50.46%. Reflecting the strong consumer spending levels, Wal-Mart Stores Inc. (2.60% of the Index as of March 31, 2002), returned 22.04%. Intel Corp. (1.94% of the Index as of March 31, 2002) weathered a volatile year to finish with a gain of 15.88%. On the negative side, American International Group Inc. (1.79% of the Index as of March 31, 2002) fell 10.20%, General Electric Co. (3.54% of the Index as of March 31, 2002) declined 9.02%, and Pfizer Inc. (2.38% of the Index as of March 31, 2002) dropped 1.89%.

                           iShares S&P 500 Index Funds
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPHIC]

        iShares S&P 500  iShares S&P 500/BARRA  iShares S&P 500/BARRA  S&P 500  S&P 500/BARRA  S&P 500/BARRA
             Index Fund      Growth Index Fund       Value Index Fund    Index   Growth Index    Value Index
May-00          $10,000                $10,000                $10,000  $10,000        $10,000        $10,000
Jun-00          $10,028                $11,052                $ 9,660  $10,030        $11,054        $ 9,659
Sep-00          $ 9,929                $10,077                $10,505  $ 9,933        $10,084        $10,510
Dec-00          $ 9,151                $ 8,388                $10,673  $ 9,156        $ 8,397        $10,682
Mar-01          $ 8,066                $ 6,926                $ 9,974  $ 8,070        $ 6,935        $ 9,984
Jun-01          $ 8,535                $ 7,457                $10,409  $ 8,543        $ 7,470        $10,424
Sep-01          $ 7,283                $ 6,469                $ 8,719  $ 7,289        $ 6,484        $ 8,735
Dec-01          $ 8,057                $ 7,308                $ 9,408  $ 8,068        $ 7,330        $ 9,430
Mar-02          $ 8,077                $ 7,247                $ 9,527  $ 8,090        $ 7,272        $ 9,556

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                                9

Managers' Discussion & Analysis

                       iShares S&P MidCap 400 Index Funds
                           Performance as of 3/31/02

--------------------------------------------------------------------------------------------------------------------------
                                                 Average Annual Total Returns                   Cumulative Total Returns
                                  ----------------------------------------------------------  ----------------------------
                                       Year Ended 3/31/02          Inception to 3/31/02*         Inception to 3/31/02*
                                  ----------------------------  ----------------------------  ----------------------------
iShares Index Fund                  NAV      Market    Index      NAV      Market    Index      NAV      Market    Index
------------------                --------  --------  --------  --------  --------  --------  --------  --------  --------
S&P MidCap 400                     18.75%    18.66%    18.89%     9.70%    10.47%     9.88%    18.79%    20.21%    19.14%
S&P MidCap 400/BARRA Growth        16.03%    16.20%    16.32%    (7.96)%   (4.60)%   (7.69)%  (13.07)%   (7.59)%  (12.57)%
S&P MidCap 400/BARRA Value         21.79%    21.62%    21.98%    21.92%    22.48%    22.28%    39.72%    40.50%    40.20%
--------------------------------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/22/00, 07/24/00 and 07/24/00, respectively) for the NAV and Index returns and from the first day of trading (05/26/00, 07/28/00 and 07/28/00, respectively) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                                Sector Breakout
                              S&P MIDCAP 400 INDEX

                                    [GRAPHIC]

                         Consumer Discretionary  14.33%
                         Consumer Staples         4.52%
                         Energy                   6.88%
                         Financials              18.71%
                         Health Care             11.81%
                         Industrials             13.94%
                         Information Technology  17.73%
                         Materials                4.61%
                         Telecomm Services        0.85%
                         Utilities                6.62%


             Sector Breakout                        Sector Breakout
    S&P MIDCAP 400/BARRA GROWTH INDEX       S&P MIDCAP 400/BARRA VALUE INDEX

               [GRAPHIC]                                [GRAPHIC]

     Consumer Discretionary  15.98%          Consumer Discretionary  12.81%
     Consumer Staples         4.38%          Consumer Staples         4.64%
     Energy                   2.06%          Energy                  11.35%
     Financials              11.28%          Financials              25.61%
     Health Care             21.50%          Health Care              2.83%
     Industrials             16.67%          Industrials             11.41%
     Information Technology  25.37%          Information Technology  10.63%
     Materials                1.79%          Materials                7.23%
     Telecomm Services        0.22%          Telecomm Services        1.43%
     Utilities                0.75%          Utilities               12.06%

10                                    2002 iShares Annual Report to Shareholders

The Standard & Poor's ("S&P") MidCap 400 Index posted relatively healthy gains during the twelve months ended March 31, 2002 (the "reporting period"). The iShares S&P Midcap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. During the reporting period, the Index returned 18.89%. The iShares S&P Midcap 400/BARRA Growth Index Fund and iShares S&P Midcap 400/BARRA Value Index Fund seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the growth and value components of the S&P MidCap 400 Index, as measured by the S&P MidCap 400/BARRA Growth Index and the S&P MidCap 400/BARRA Value Index, respectively. For the reporting period, the S&P MidCap 400/BARRA Growth Index returned 16.32%, while the S&P MidCap 400/BARRA Value Index returned 21.98%. The iShares S&P MidCap 400 Index Fund returned 18.75% for the period; the Growth Fund rose 16.03% while the Value Fund returned 21.79%.

Volatile markets and signs of a weakening economy dominated the first half of the reporting period with the Federal Reserve Board (the "Fed") continuing to lower rates in an effort to revive the slowing economy, ultimately bringing the discount rate to 1.75%. Despite the Fed's actions and the Federal government's proposed $1.35 trillion tax cut package, the economy was slow to respond. In May, the first quarter GDP number was revised downward. The summer months brought weak corporate earnings reports, high unemployment claims, and warnings of lower future revenues. When second quarter GDP growth was reported to be a mere 0.2%, many investors' hopes for economic recovery in the second half of the year were dashed. The terrorist attacks on September 11 dealt the frail economy another blow. Despite a 0.50% rate cut before markets reopened and fiscal stimulus provided by the Federal government, markets slumped through the end of September.

Economic conditions began to appear more positive in the fourth quarter of 2001. Although heavy job losses continued into the fourth quarter and the third quarter GDP figure was revised down to -1.1%, the combined effects of lower interest rates, rising stock prices, and falling oil prices appeared to boost consumer confidence. Leading indicators averaged an increase of 0.5%, with six of the ten indicators reflecting positive numbers. Signs of an improving economy strengthened in the first quarter of 2002. Fourth quarter 2001 GDP growth, originally estimated at -1.1%, was revised upward in February to 0.2%, and again in March to a robust 1.7%. The unexpected strength led the Fed to leave rates unchanged during the quarter.

During the reporting period, value stocks outpaced growth stocks, as investors once again favored relative safety over growth. That trend was apparent in the sector performance of the S&P MidCap 400 Index. Consumer staples (4.52% of the Index as of March 31, 2002) was the top-performing sector, gaining 27.49% during the reporting period, followed closely by consumer discretionary stocks (14.33% of the Index as of March 31, 2002), and industrials shares (13.94% of the Index as of March 31, 2002), which returned 25.55% and 25.11%, respectively. Not surprisingly, the poorest performing sector was telecommunications services (0.85% of the Index as of March 31, 2002), which declined 32.64%. Energy stocks (6.88% of the Index as of March 31, 2002) delivered a relatively flat 1.03% return.

In terms of individual holdings, the biggest winner by far among the S&P MidCap 400 Index's ten largest holdings was Gilead Sciences Inc. (0.77% of the Index as of March 31, 2002), which gained 121.48%. Quest Diagnostics Inc. (0.89% of the Index as of March 31, 2002) gained 86.45%, while Affiliated Computer Services Inc. (0.82% of the Index as of March 31, 2002) climbed 72.97%. The only negative performance among the ten largest holdings came from Millennium Pharmaceuticals Inc. (0.69% of the Index as of March 31, 2002), which fell 26.76%.


                       iShares S&P MidCap 400 Index Funds
                          GROWTH OF $10,000 INVESTMENT

                                   [GRAPHIC]

        iShares S&P  iShares S&P Midcap  iShares S&P Midcap         S&P    S&P Midcap   S&P Midcap
         MidCap 400           400/BARRA           400/BARRA  MidCap 400     400/BARRA    400/BARRA
         Index Fund   Growth Index Fund    Value Index Fund       Index  Growth Index  Value Index
May-00      $10,000                                             $10,000
Jun-00      $10,419                                             $10,416
Jul-00                          $10,000             $10,000                   $10,000      $10,000
Sep-00      $11,671             $10,758             $10,883     $11,682       $10,769      $10,889
Dec-00      $11,216             $ 9,161             $11,889     $11,232       $ 9,183      $11,903
Mar-01      $10,004             $ 7,492             $11,472     $10,023       $ 7,516      $11,493
Jun-01      $11,319             $ 8,650             $12,780     $11,342       $ 8,685      $12,802
Sep-01      $ 9,441             $ 6,901             $11,111     $ 9,463       $ 6,934      $11,136
Dec-01      $11,141             $ 8,407             $12,727     $11,165       $ 8,451      $12,755
Mar-02      $11,880             $ 8,691             $13,972     $11,916       $ 8,743      $14,020

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               11

Managers' Discussion & Analysis

                      iShares S&P SmallCap 600 Index Funds
                           Performance as of 3/31/02

---------------------------------------------------------------------------------------------------------------------------
                                                 Average Annual Total Returns                   Cumulative Total Returns
                                  ----------------------------------------------------------  ---------------------------
                                       Year Ended 3/31/02          Inception to 3/31/02*         Inception to 3/31/02*
                                  ----------------------------  ----------------------------  ----------------------------
iShares Index Fund                  Nav      Market    Index      Nav      Market    Index      Nav      Market    Index
------------------                --------  --------  --------  --------  --------  --------  --------  --------  --------
S&P SmallCap 600                   21.74%    21.32%    21.97%    14.16%    15.48%    14.35%    27.93%    30.50%    28.32%
S&P SmallCap 600/BARRA Growth      17.60%    17.95%    17.86%    (2.03)%    2.25%    (1.76)%   (3.39)%    3.79%    (2.94)%
S&P SmallCap 600/BARRA Value       25.29%    25.75%    25.86%    22.31%    23.78%    22.76%    40.48%    43.00%    41.13%
---------------------------------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/22/00, 07/24/00 and 07/24/00, respectively) for the NAV and Index returns and from the first day of trading (05/26/00, 07/28/00 and 07/28/00, respectively) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                                Sector Breakout
                             S&P SMALLCAP 600 INDEX

                                    [GRAPHIC]

                    Consumer Discretionary        20.80%
                    Consumer Staples               4.52%
                    Energy                         5.34%
                    Financials                    10.48%
                    Health Care                   12.20%
                    Industrials                   20.20%
                    Information Technology        17.18%
                    Materials                      4.87%
                    Telecomm Services              0.31%
                    Utilities                      4.10%

                                Sector Breakout
                      S&P SMALLCAP 600/BARRA GROWTH INDEX

                                    [GRAPHIC]

                    Consumer Discretionary        22.95%
                    Consumer Staples               4.47%
                    Energy                         2.43%
                    Financials                     5.61%
                    Health Care                   20.85%
                    Industrials                   17.21%
                    Information Technology        21.23%
                    Materials                      3.40%
                    Telecomm Services              0.57%
                    Utilities                      1.28%

                                Sector Breakout
                       S&P SMALLCAP 600/BARRA VALUE INDEX

                                    [GRAPHIC]

                    Consumer Discretionary        18.84%
                    Consumer Staples               4.55%
                    Energy                         7.99%
                    Financials                    14.91%
                    Health Care                    4.33%
                    Industrials                   22.92%
                    Information Technology        13.51%
                    Materials                      6.22%
                    Telecomm Services              0.07%
                    Utilities                      6.66%

12                                    2002 iShares Annual Report to Shareholders

The iShares S&P SMallcap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index. For the twelve-month period ended March 31, 2002 (the "reporting period"), the Index returned 21.97%. The iSHares S&P SMallcap 600/BARRA GROWTH INDEX Fund and iShares S&P Smallcap 600/BARRA Value Index Fund seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the growth and value components of the S&P SmallCap 600 Index as measured by the S&P SmallCap 600/BARRA Growth Index and the S&P SmallCap 600/BARRA Value Index, respectively. For the reporting period, the S&P SmallCap 600/BARRA Growth Index gained 17.86%, while the S&P SmallCap 600/BARRA Value Index gained 25.86%. For the same period, the iShares S&P SmallCap 600 Index Fund rose 21.74% while the Growth Fund gained 17.60% and the Value Fund returned 25.29%.

The reporting period opened amid the familiar themes of earnings warnings, layoffs, and weak economic reports. On April 4, 2001, the Nasdaq Composite dipped to 1,638, having lost two-thirds of its value since its high on March 10, 2000. In an effort to stimulate the slowing economy, the Federal Reserve Board (the "Fed"), led an aggressive campaign of lowering short-term interest rates throughout most of the period. Initially, the Fed moves, combined with a proposed tax cut in April and some encouraging economic figures, helped drive the equity markets up. However, the optimism was short-lived, and stock prices generally drifted lower over the next few months. Finally, on September 11, the terrorist attacks that impacted the emotions of all Americans also rattled an already shaky market. After remaining closed for four days following the attacks, equity markets reopened on September 17, falling sharply through the end of the reporting period.

By the fourth quarter of 2001, the economy began to show some hints of recovery. Newly-released economic indicators revealed encouraging news: factory orders grew as inventories diminished, housing starts climbed, and consumer spending rebounded. By the first quarter of 2002, the outlook continued to appear promising. Thanks to consumer spending and inventory building in the fourth quarter of 2001, GDP growth turned positive for the quarter and sharply exceeded analysts' expectations. Faced with renewed economic strength, the Fed left rates unchanged during the first quarter of 2002 and changed its risk assessment to a neutral stance. Additional positive news came during the quarter, in the form of increased durable goods orders and a jump in consumer confidence levels.

Within the S&P SmallCap 600 Index, value stocks outperformed their growth counterparts over the reporting period. High consumer spending levels translated into positive returns for consumer staples (4.52% of the Index as of March 31, 2002) and consumer discretionary (20.80% of the Index as of March 31, 2002), which gained 47.43% and 39.26%, respectively. Industrials (20.20% of the Index as of March 31, 2002) and financials (10.48% of the Index as of March 31, 2002) also posted strong results, gaining 24.83% and 24.42%, respectively. On the negative side, energy stocks (5.34% of the Index as of March 31, 2002) fell 2.90%, and telecommunications services (0.31% of the Index as of March 31, 2002) lost 0.85%.

In terms of individual stocks, some of the ten largest holdings in the S&P SmallCap 600 Index delivered surprisingly strong gains. Michaels Stores Inc. (0.62% of the Index as of March 31, 2002) climbed 152.53%, and Whole Foods Market Inc. (0.63% of the Index as of March 31, 2002) gained 116.93%. Other strong performers included NVR Inc. (0.59% of the Index as of March 31, 2002), which returned 93.56%, Alliant Techsystems Inc. (0.63% of the Index as of March 31, 2002), which returned 72.77%, and Constellation Brands Inc. (0.60% of the Index as of March 31, 2002), which rose 53.20%.

                      iShares S&P Smallcap 600 Index Funds
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPHIC]

         iShares S&P  iShares S&P Smallcap  iShares S&P Smallcap  S&P Smallcap  S&P Smallcap  S&P Smallcap
        SmallCap 600             600/BARRA             600/BARRA           600     600/BARRA     600/BARRA
          Index Fund     Growth Index Fund      Value Index Fund         Index  Growth Index   Value Index
May-00       $10,000                                                   $10,000
Jun-00       $10,762                                                   $10,765
Jul-00                             $10,000               $10,000                     $10,000       $10,000
Sep-00       $11,107               $10,124               $10,566       $11,120       $10,137       $10,568
Dec-00       $11,250               $ 9,462               $11,320       $11,261       $ 9,481       $11,318
Mar-01       $10,508               $ 8,215               $11,212       $10,521       $ 8,235       $11,214
Jun-01       $11,929               $ 9,379               $12,639       $11,962       $ 9,430       $12,657
Sep-01       $ 9,918               $ 7,758               $10,550       $ 9,940       $ 7,794       $10,571
Dec-01       $11,963               $ 9,331               $12,747       $11,997       $ 9,368       $12,801
Mar-02       $12,793               $ 9,660               $14,047       $12,832       $ 9,704       $14,112

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               13

Managers' Discussion & Analysis

                       iShares S&P Global 100 Index Fund
                           Performance as of 3/31/02

---------------------------------------------------------------------------------------------------------------------------------
                                                        Average Annual Total Returns                   Cumulative Total Returns
                                         ----------------------------------------------------------  ----------------------------
                                              Year Ended 3/31/02          Inception to 3/31/02*         Inception to 3/31/02*
                                         ----------------------------  ----------------------------  ----------------------------
iShares Index Fund                         NAV      Market    Index      NAV      Market    Index      NAV      Market    Index
------------------                       --------  --------  --------  --------  --------  --------  --------  --------  --------
S&P Global 100                            (5.32)%   (5.38)%   (4.29)%  (15.87)%  (15.82)%  (14.77)%  (20.41)%  (20.23)%  (19.02)%
---------------------------------------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (12/05/00) for the NAV and Index returns and from the first day of trading (12/08/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              TOP 10 INDEX HOLDINGS

           General Electric Co.                                  5.64%
           Exxon Mobil Corp.                                     4.54%
           Microsoft Corp.                                       4.30%
           Citigroup Inc.                                        3.86%
           Pfizer Inc.                                           3.78%
           BP PLC                                                3.05%
           Johnson & Johnson                                     3.02%
           Intel Corp.                                           2.94%
           American Int'l. Group Inc.                            2.85%
           International Business Machines Corp.                 2.71%

The iShares S&P Global 100 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Global 100 Index, which measures the performance of 100 large-cap stocks of leading transnational companies. From April 1, 2001, through March 31, 2002 (the "reporting period"), the Index declined 4.29%. For the same period, the Fund fell 5.32%.

Many of the stocks that make up the S&P Global 100 Index began the reporting period on a solid footing. A series of interest rate cuts helped to create optimism that economic growth in the United States, Europe and other parts of the world would continue.

14                                    2002 iShares Annual Report to Shareholders

Beginning in late May 2001, however, the Index began to weaken. The prevailing market sentiment shifted from optimism to concern that the United States was headed for a recession that would drag down other countries as well. Fearing that scenario, many investors favored "defensive" stocks, such as those of pharmaceutical companies and food manufacturers. At the other end of the spectrum were cyclical stocks, which generally declined in value as investors anticipated tougher economic times ahead. The technology and telecommunications sectors also remained weak, reflecting a rapid decline in demand for their products worldwide.

After having drifted lower over most of the summer, the Index fell even more sharply in the wake of September 11. The terrorist attacks on the United States shut the U.S. equity markets for a time, although trading in the European stock markets continued. Quite a few of the European stocks that make up the S&P Global 100 Index plummeted immediately after the attacks. Many of their U.S. counterparts followed suit when trading on the American equity markets resumed on September 17.

The decline did not last long, however. The U.S. and European equity markets rebounded very quickly in late September and continued to rally into September, October and November. Despite the uncertainty caused by the events of September 11, many investors began to anticipate a strong economic recovery in 2002. These expectations helped to bolster shares of cyclical companies, while those of more defensive firms fell out of favor with some investors.

As 2002 began, market sentiment once again changed direction. Renewed concerns about the global economy, coupled with more specific worries about the Enron bankruptcy, a financial crisis in Argentina and various other issues, all put pressure on many stocks in the S&P Global 100 Index. Although the Index enjoyed a modest rally at the very end of the reporting period, it still ended up posting a loss for the same period.


                       iShares S&P Global 100 Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                   [GRAPHIC]

                              iShares S&P Global  S&P Global
                                  100 Index Fund   100 Index
                 Dec-00                  $10,000     $10,000
                 Dec-00                  $ 9,612     $ 9,670
                 Jan-01                  $ 9,939     $10,028
                 Feb-01                  $ 8,962     $ 9,049
                 Mar-01                  $ 8,406     $ 8,462
                 Apr-01                  $ 9,175     $ 9,249
                 May-01                  $ 8,975     $ 9,044
                 Jun-01                  $ 8,706     $ 8,811
                 Jul-01                  $ 8,504     $ 8,604
                 Aug-01                  $ 8,014     $ 8,116
                 Sep-01                  $ 7,444     $ 7,537
                 Oct-01                  $ 7,684     $ 7,789
                 Nov-01                  $ 8,151     $ 8,264
                 Dec-01                  $ 8,180     $ 8,313
                 Jan-02                  $ 7,833     $ 7,937
                 Feb-02                  $ 7,708     $ 7,850
                 Mar-02                  $ 7,960     $ 8,100

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               15

Managers' Discussion & Analysis

                  iShares S&P Global Energy Sector Index Fund
                           Performance as of 3/31/02

--------------------------------------------------------------------------------
                                                           Total Returns
                                                    ----------------------------
                                                        Inception to 3/31/02*
                                                    ----------------------------
iShares Index Fund                                   NAV        Market     Index
------------------                                 -------     -------   -------
S&P Global Energy Sector                            10.10%      19.72%    10.09%
--------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (11/12/01) for the NAV and Index returns and from the first day of trading (11/16/01) for the Market return.

Total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                              TOP 10 INDEX HOLDINGS

              Exxon Mobil Corp.                             23.91%
              BP PLC                                        16.05%
              Royal Dutch Petroleum Co.                      9.25%
              TotalFinaElf SA                                8.66%
              ChevronTexaco Corp.                            7.68%
              Shell Transport & Trading Co. PLC              5.85%
              ENI SpA                                        2.94%
              Schlumberger Ltd.                              2.70%
              Phillips Petroleum Co.                         1.91%
              Conoco Inc.                                    1.46%


The iShares S&P Global Energy Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Global Energy Sector Index. For the period from the Fund's inception on November 12, 2001 through March 31, 2002 (the "reporting period"), the Index rose 10.09%. The Fund gained 10.10% for the same period.

Economic conditions around the globe were mixed over the reporting period, with moderate improvement appearing to take hold by the end of the first quarter. When 2002 began, the news was mostly negative: the Japanese economy was struggling under prolonged recession, and in Western Europe, falling exports to the U.S. put negative pressure on many companies' revenues and earnings. Indeed, as a result of the slow economy, U.S. imports had fallen to their lowest level in two years

16                                    2002 iShares Annual Report to Shareholders
during the first quarter. However, by the end of the first three months of 2002, there were some signs that economic growth was returning to the U.S. and other key markets. In particular, the domestic unemployment figure declined from 5.8% in December 2001 to 5.5% in February 2002. The better outlook for employment helped spark an increase in consumer confidence during February, as well as solid growth in retail sales during the month. The housing sector was robust during most of the period, as mortgage applications, housing starts, and new home sales all rose in the first quarter.

The global energy industry experienced some volatility over the past four months, but overall conditions were conducive to stronger share prices. Crude oil prices rose on continued political instability in the Mideast, and on an OPEC quota freeze designed to boost prices a further 10%. Relatively optimistic forecasts for economic recovery in the US and Western Europe encouraged many investors who anticipated higher energy demand in the coming months, in turn helping to push some energy stocks higher.

In this generally positive environment, all of the top ten companies in the Index rose over the reporting period. Exxon Mobil Corp. (23.91% of the Index as of March 31, 2002) shares gained 10.07%. BP PLC (16.05% of the Index as of
March 31, 2002) rose 13.01%. Royal Dutch Petroleum Co. (9.25% of the Index as of March 31, 2002) and TotalFinaElf SA (8.66% of the Index as of March 31, 2002) shares increased 7.81% and 14.72%, respectively. ChevronTexaco Corp. (7.68% of the Index as of March 31, 2002) and Shell Transport & Trading Co. PLC (5.85% of the Index as of March 31, 2002) gained 2.85% and 2.56%, respectively. ENI SpA (2.94% of the Index as of March 31, 2002), Schlumberger Ltd. (2.70% of the Index as of March 31, 2002), and Phillips Petroleum Co. (1.91% of the Index as of March 31, 2002) each moved sharply higher, rising 19.71%, 19.85%, and 12.66%, respectively. Conoco Inc. (1.46% of the Index as of March 31, 2002) shares increased 10.29% over the period.

                  iShares S&P Global Energy Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPHIC]

                iShares S&P Global                          S&P Global
                     Energy Sector                       Energy Sector
                        Index Fund                               Index
         Nov-01            $10,000                             $10,000
         Nov-01            $ 9,472                             $ 9,460
         Dec-01            $ 9,994                             $ 9,999
         Jan-02            $ 9,814                             $ 9,797
         Feb-02            $10,307                             $10,324
         Mar-02            $11,009                             $11,009

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               17

Managers' Discussion & Analysis

                 iShares S&P Global Financials Sector Index Fund
                            Performance as of 3/31/02
--------------------------------------------------------------------------------
                                                           Total Returns
                                                    ----------------------------
                                                       Inception to 3/31/02*
                                                    ----------------------------
iShares Index Fund                                    NAV      Market    Index
------------------                                  --------  --------  --------
S&P Global Financials Sector                         4.64%     3.26%     5.05%
--------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (11/12/01) for the NAV and Index returns and from the first day of trading (11/16/01) for the Market return.

Total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                Citigroup Inc.                          7.00%
                American Int'l. Group Inc.              5.18%
                HSBC Holdings PLC                       2.97%
                Bank of America Corp.                   2.94%
                Wells Fargo & Co.                       2.30%
                Fannie Mae                              2.19%
                JP Morgan Chase & Co.                   1.93%
                Royal Bank of Scotland Group PLC        1.81%
                Morgan Stanley Dean Witter & Co.        1.73%
                UBS AG                                  1.73%

The iShares S&P Global Financials Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Global Financials Sector Index. For the period since the Fund's inception on November 12, 2001 through March 31, 2002 (the "reporting period"), the Index rose 5.05%, while the Fund gained 4.64%.

The global economic environment that prevailed over the reporting period was generally mixed, with initial weakness giving way to signs of recovery. Many economies around the world did begin the period with little reason for optimism: the Japanese economy showed few signs of regaining strength, and across Western Europe, declining exports to the U.S. put negative pressure on many companies' revenues and earnings. Indeed, U.S. imports had fallen to their lowest level in two

18                                    2002 iShares Annual Report to Shareholders
years during the period. However, by the end of the first quarter of 2002, there were some indications that economic growth was returning to the U.S. and other key markets. The domestic unemployment figure declined from 5.8% in December 2001 to 5.5% in February 2002. The better outlook for employment helped spark an increase in consumer confidence during February, as well as solid growth in retail sales during the month. The housing sector was robust during most of the period, as mortgage applications, housing starts, and new home sales all rose in the first quarter.

With clearer indications that the U.S. economy was stabilizing, the Federal Reserve Board (the "Fed") did not lower interest rates during the quarter, after making a record eleven rate cuts in 2001. Interest rates stood at a 40-year low of 1.75% by the end of March, leaving little room for further cuts. A fairly strong estimate for first quarter GDP growth together with a rise in other key economic indicators, also kept the Fed on the sidelines during the quarter. However, despite these encouraging signs, some investors in markets around the world remained concerned about issues with the potential to dampen recovery, including instability in the Middle East and rising oil prices.

In the moderately improving environment that prevailed since the Fund's inception, many of the top ten stocks in the Index managed to rise. Citigroup Inc. (7.00% of the Index as of March 31, 2002) shares grew 3.09%. American International Group Inc. (5.18% of the Index as of March 31, 2002) stock fell 9.50%. HSBC Holdings PLC (2.97% of the Index as of March 31, 2002) rose 5.85%, while Bank of America Corp. (2.94% of the Index as of March 31, 2002) stock increased 10.01%. Wells Fargo & Co. (2.30% of the Index as of March 31, 2002) moved up 16.56%, while Fannie Mae (2.19% of the Index as of March 31, 2002) lost 3.14%. JP Morgan Chase & Co. (1.93% of the Index as of March 31, 2002) shares declined 7.26%, while Royal Bank of Scotland Group PLC (1.81% of the Index as of March 31, 2002) increased 12.02%. Morgan Stanley Dean Witter & Co. (1.73% of the Index as of March 31, 2002) and UBS AG (1.73% of the Index as of March 31, 2002) rose 7.87% and 2.29%, respectively.

                iShares S&P Global Financials Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                   [GRAPHIC]

                      iShares S&P Global                 S&P Global
                       Financials Sector          Financials Sector
                              Index Fund                      Index
           Nov-01                $10,000                    $10,000
           Nov-01                $10,124                    $10,135
           Dec-01                $10,274                    $10,291
           Jan-02                $ 9,972                    $ 9,989
           Feb-02                $ 9,789                    $ 9,849
           Mar-02                $10,465                    $10,505

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               19

Managers' Discussion & Analysis

               iShares S&P Global Healthcare Sector Index Fund
                          Performance as of 3/31/02

 ------------------------------------------------------------------------------
                                                          Total Returns
                                                   ----------------------------
                                                      Inception to 3/31/02*
                                                   ----------------------------
 iShares Index Fund                                  NAV      Market    Index
 ------------------                                --------  --------  --------
 S&P Global Healthcare Sector                       (0.92)%   (3.22)%   (0.76)%
-------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (11/13/01) for the NAV and Index returns and from the first day of trading (11/21/01) for the Market return.

Total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              TOP 10 INDEX HOLDINGS

                Pfizer Inc.                               11.92%
                Johnson & Johnson                          9.50%
                GlaxoSmithKline PLC                        6.99%
                Merck & Co. Inc.                           6.25%
                Novartis AG                                5.40%
                AstraZeneca PLC                            4.14%
                Wyeth                                      4.13%
                Lilly (Eli) and Co.                        4.08%
                Abbott Laboratories                        3.90%
                Bristol-Myers Squibb Co.                   3.74%


The iShares S&P Global Healthcare Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Global Healthcare Sector Index. For the period from the Fund's inception on November 13, 2001 through March 31, 2002 (the "reporting period"), the Index fell 0.76%. For the same period, the Fund declined 0.92%.

Over the reporting period, economic conditions around the globe appeared to be heading towards recovery. When 2001 began, however, much of the economic news was negative: the Japanese economy was struggling under prolonged recession, and in Western Europe, falling exports to the U.S. put negative pressure on many companies' revenues and earnings. Indeed, as a result of the slow economy, U.S. imports had fallen to their lowest level in two years during the first quarter. By the end

20                                    2002 iShares Annual Report to Shareholders
of the first three months of 2002, though, there were signs that economic growth was returning to the U.S. and other key markets. In particular, the domestic unemployment figure declined from 5.8% in December 2001 to 5.5% in February 2002. The better outlook for employment helped spark an increase in consumer confidence during February, as well as solid growth in retail sales during the month. The housing sector was robust during most of the period, as mortgage applications, housing starts, and new home sales all rose in the first quarter.

As the economy weakened and corporate performance suffered, many investors turned to healthcare companies as "safe havens" that were thought to be relatively immune to the business cycle, lifting stock prices. In addition, a number of product introductions in recent years have boosted the fortunes of several pharmaceutical giants. Other companies, however, have incurred large development costs that have negatively impacted bottom line results. In the current environment, performance among the Index's top stocks were mixed.

The largest holding, Pfizer Inc. (11.92% of the Index as of March 31, 2002) fell 6.13%. Johnson & Johnson (9.50% of the Index as of March 31, 2002) shares rose 9.56%. GlaxoSmithKline PLC (6.99% of the Index as of March 31, 2002) and
Merck & Co. (6.25% of the Index as of March 31, 2002) both fell, declining 11.68% and 9.87%, respectively. Novartis AG (5.40% of the Index as of March 31,
2002) and AstraZeneca PLC (4.14% of the Index as of March 31, 2002) rose 5.68% and 8.55%, respectively. Wyeth (4.13% of the Index as of March 31, 2002) increased 15.42%, while Lilly (Eli) and Co. (4.08% of the Index as of March 31,
2002) lost 3.11%. Abbott Laboratories (3.90% of the Index as of March 31, 2002) dropped 0.61%, while Bristol-Myers Squibb Co. (3.74% of the Index as of March 31, 2002) declined 25.26%.

                iShares S&P Global Healthcare Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPHIC]

                      iShares S&P Global                S&P Global
                       Healthcare Sector         Healthcare Sector
                              Index Fund                     Index
       Oct-01                    $10,000                   $10,000
       Nov-01                    $10,176                   $10,179
       Dec-01                    $ 9,964                   $ 9,972
       Jan-02                    $ 9,736                   $ 9,735
       Feb-02                    $ 9,894                   $ 9,906
       Mar-02                    $ 9,908                   $ 9,924


Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               21

Managers' Discussion & Analysis

                iShares S&P Global Technology Sector Index Fund
                           Performance as of 3/31/02

------------------------------------------------------------------------------
                                                        Total Returns
                                                 ----------------------------
                                                    Inception to 3/31/02*
                                                 ----------------------------
iShares Index Fund                                 NAV      Market    Index
------------------                               --------  --------  --------
S&P Global Technology Sector                      (2.40)%   (6.74)%   (2.10)%
------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (11/12/01) for the NAV and Index returns and from the first day of trading (11/16/01) for the Market return.

Total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                Microsoft Corp.                  15.10%
                Intel Corp.                       9.44%
                International Business Machines   8.28%
                Cisco Systems Inc.                5.74%
                Oracle Corp.                      3.25%
                Dell Computer Corp.               3.15%
                Texas Instruments Inc.            2.66%
                Applied Materials Inc.            2.06%
                Samsung Electronics Co. Ltd.      1.96%
                Hewlett-Packard Co.               1.61%


The iShares S&P Global Technology Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Global Information Technology Sector Index. For the period from the Fund's inception on November 12, 2001 through March 31, 2002 (the "reporting period"), the Index declined 2.10%, while the Fund fell 2.40%.

For the overall economy, the first three months of 2002 brought some relief after the weakness that persisted during 2001. As the new year began, however, indications of economic sluggishness remained: layoffs were an issue in January and early February as new jobless claims moved upward. As the quarter progressed the number of layoffs appeared to moderate, and

22                                    2002 iShares Annual Report to Shareholders
the unemployment rate fell from 5.8% in December 2001 to 5.5% in February 2002. These relatively positive developments in the employment picture helped to spark a jump in consumer confidence, which in turn resulted in solid retail sales growth during February. Also helping underpin a recovery, the housing sector was robust, as mortgage applications, housing starts, and new home sales all rose during the first quarter.

The stabilizing economy kept the Federal Reserve Board (the "Fed") from lowering interest rates during the quarter, after having made a record eleven rate cuts in 2001. Interest rates stood at a 40-year low of 1.75% at the end of the reporting period, leaving little room for additional cuts. In addition, a relatively upbeat forecast for first quarter GDP growth, and a rise in other key economic indicators kept the Fed on the sidelines. Going forward, some investors anticipated interest rate increases in the near term as the recovery gained strength. However, while the broader domestic economy appeared to be making moves towards renewed growth, a number of technology companies remained weak during the period, and struggled with poor revenues and earnings.

The difficult environment was reflected in the weak performance of many of the Index's largest companies over the period. Top holding Microsoft Corp. (15.10% of the Index as of March 31, 2002) declined 8.33%. Intel Corp. (9.44% of the Index as of March 31, 2002) shares rose 7.22% during the period. International Business Machines Corp. (8.28% of the Index as of March 31, 2002) shares declined 9.34%. Cisco Systems Inc. (5.74% of the Index as of March 31, 2002) and Oracle Corp. (3.25% of the Index as of March 31, 2002) both moved lower, dropping 12.10% and 16.88%, respectively. Dell Computer Corp. (3.15% of the Index as of March 31, 2002) rose 1.24%, while Texas Instruments Inc. (2.66% of the Index as of March 31, 2002) rose 3.84%. Applied Materials Inc. (2.06% of the Index as of March 31, 2002) moved higher, gaining 39.30%, while South Korea's Samsung Electronics Co. Ltd. (1.96% of the Index as of March 31, 2002) gained 79.14%. Hewlett-Packard Co. (1.61% of the Index as of March 31, 2002) dropped 6.33%.

                 iShares S&P Global Technology Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPHIC]

                      iShares S&P Global         S&P Global Information
                       Technology Sector              Technology Sector
                              Index Fund                          Index
      Nov-01                     $10,000                        $10,000
      Nov-01                     $10,485                        $10,484
      Dec-01                     $10,369                        $10,380
      Jan-02                     $10,313                        $10,337
      Feb-02                     $ 9,148                        $ 9,203
      Mar-02                     $ 9,759                        $ 9,790


Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               23

Managers' Discussion & Analysis

             iShares S&P Global Telecommunications Sector Index Fund
                            Performance as of 3/31/02

--------------------------------------------------------------------------------
                                                           Total Returns
                                                    ----------------------------
                                                       Inception to 3/31/02*
                                                    ----------------------------
iShares Index Fund                                    NAV      Market    Index
------------------                                  --------  --------  --------
S&P Global Telecommunications Sector                (11.50)%  (15.77)%  (11.38)%
--------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (11/12/01) for the NAV and Index returns and from the first day of trading (11/16/01) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                              TOP 10 INDEX HOLDINGS

           Vodafone Group PLC                                    12.00%
           SBC Communications Inc.                               11.99%
           Verizon Communications Inc.                           11.84%
           BellSouth Corp.                                        6.62%
           AT&T CORP.                                             5.31%
           Telefonica SA                                          4.86%
           NTT DoCoMo Inc.                                        4.59%
           Deutsche Telekom AG                                    3.44%
           BT Group PLC                                           3.31%
           Nippon Telegraph & Telephone Corp.                     3.18%


The iShares S&P Global Telecommunications Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Global Telecommunications Sector Index. For the period from the Fund's inception on November 12, 2001 through March 31, 2002 (the "reporting period"), the Index fell 11.38%. The Fund declined 11.50% for the same period.

Economies across the globe experienced mixed economic results over the reporting period, as the year's initial weakness gave way to some signs of recovery. When 2002 began, however, there were few optimistic indicators: the Japanese economy continued to struggle with very low growth and across Western Europe, declining exports to the U.S. put negative pressure

24                                    2002 iShares Annual Report to Shareholders
on many companies' revenues and earnings. Indeed, as a result of its own slow economy, U.S. imports had fallen to their lowest level in two years during the first quarter. However, by the end of the first three months of 2002, there were some signs that economic growth was returning to the U.S. and other key markets. In particular, the domestic unemployment figure declined from 5.8% in December 2001 to 5.5% in February 2002. The better outlook for employment helped spark an increase in consumer confidence during February, as well as solid growth in retail sales during the month. The housing sector was robust during most of the period, as mortgage applications, housing starts, and new home sales all rose in the first quarter.

While some areas of the economy were experiencing relief, the telecom sector continued to struggle with difficulties. Many companies operated under high debt burdens, the result of major infrastructure investments during the boom years of the late 1990s. With economies slowing, projected revenue growth rates failed to materialize, and many investors pushed telecom stocks down as a result. Many companies responded with layoffs, reduced research and development budgets, and financial and operational restructuring.

The difficult environment was reflected in the weak performance of many of the Index's largest companies over the period. Top holding Vodafone Group PLC (12.00% of the Index as of March 31, 2002) stock dropped 26.74%. SBC Communications Inc. (11.99% of the Index as of March 31, 2002) shares fell 0.68%, while Verizon Communications Inc. (11.84% of the Index as of March 31,
2002) stock declined 6.15%. BellSouth Corp. (6.62% of the Index as of March 31,
2002) lost 4.00%, and AT&T Corp. (5.31% of the Index as of March 31, 2002) fell 1.67%. Telefonica SA (4.86% of the Index as of March 31, 2002) lost 9.25%, while NTT DoCoMo Inc. (4.59% of the Index as of March 31, 2002) gained 7.12%. Deutsche Telekom AG (3.44% of the Index as of March 31, 2002) fell 9.36%, and BT Group PLC (3.31% of the Index as of March 31, 2002) rose 14.03%. Nippon Telegraph & Telephone Corp. (3.18% of the Index as of March 31, 2002) fell 2.90% over the period.

            iShares S&P Global Telecommunications Sector Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPHIC]

                          iShares S&P Global                 S&P Global
                          Telecommunications         Telecommunications
                           Sector Index Fund               Sector Index
          Nov-01                     $10,000                    $10,000
          Nov-01                     $10,197                    $10,207
          Dec-01                     $10,196                    $10,217
          Jan-02                     $ 9,190                    $ 9,204
          Feb-02                     $ 8,692                    $ 8,731
          Mar-02                     $ 8,851                    $ 8,862

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               25

Managers' Discussion & Analysis

                       iShares S&P Europe 350 Index Fund
                           Performance as of 3/31/02

------------------------------------------------------------------------------------------------------------
                                   Average Annual Total Returns                   Cumulative Total Returns
                     ---------------------------------------------------------  ----------------------------
                         Year Ended 3/31/02          Inception to 3/31/02*         Inception to 3/31/02*
                     ---------------------------  ----------------------------  ----------------------------
iShares Index Fund     Nav     Market    Index      Nav      Market    Index      Nav      Market    Index
------------------   -------  --------  --------  --------  --------  --------  --------  --------  --------
S&P Europe 350       (5.16)%   (7.22)%   (4.73)%  (15.18)%  (13.53)%  (14.76)%  (24.23)%  (21.64)%  (23.53)%
------------------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (07/25/00) for the NAV and Index returns and from the first day of trading (07/28/00) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                             TOP 10 INDEX HOLDINGS

           BP PLC                                           4.45%
           GlaxoSmithKline PLC                              3.24%
           Vodafone Group PLC                               2.78%
           Royal Dutch Petroleum Co.                        2.57%
           Novartis AG                                      2.51%
           TotalFinaElf SA                                  2.41%
           HSBC Holdings PLC                                2.39%
           Nestle SA                                        1.95%
           AstraZeneca PLC                                  1.92%
           Shell Transport & Trading Co. PLC                1.62%


The iShares S&P Europe 350 Index FunD seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Europe 350 Index. The S&P Europe 350 Index measures the performance of equities in the United Kingdom and 14 countries in the Euro Zone, which includes the European Monetary Union ("EMU") countries plus Denmark, Norway, Sweden and Switzerland. For the twelve-month period ended March 31, 2002 (the "reporting period"), the Index declined 4.73%. The Fund dropped 5.16% for the same period.

The stocks that make up the S&P Europe 350 Index faced a challenging environment during the reporting period. Of primary concern to many investors was the significant slowdown in economies around the world. These worries led to declines in

26                                    2002 iShares Annual Report to Shareholders
many segments of the European equity markets over the summer. Slackening demand for crude oil depressed the profits and stocks of numerous energy producers, for example. Slower growth also put pressure on many cyclical companies. At the same time, many so-called "defensive" stocks in the pharmaceutical and food industries performed well over the reporting period.

European equity markets dropped still further after the terrorist attacks on the United States in September. Many of Europe's insurance companies faced particularly severe declines in the days immediately following the attacks. The events of September 11 had a less direct but still significant impact on many other industries represented in the S&P Europe 350 Index.

Although the resulting decline in European markets was severe, it was fairly short-lived. By the end of September, the S&P Europe 350 Index was on an upswing. Many investors apparently began to anticipate a recovery in the United States and other economies around the world. This optimism helped to bolster cyclical stocks in particular, as well as some areas of the technology sector.

By early 2002, however, European markets had begun to weaken. Many investors grew more pessimistic about the prospects for an economic recovery. In addition, the bankruptcy of Enron Corporation in the United States led investors to become more wary of companies that were perceived to have complicated accounting practices. The economic crisis in Argentina also undermined confidence in European firms with significant exposure to Latin America.


                       iShares S&P Europe 350 Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                   [GRAPHIC]

                      iShares S&P Europe 350  S&P Europe 350
                                  Index Fund           Index
              Jul-00                 $10,000         $10,000
              Sep-00                 $ 9,269         $ 9,289
              Dec-00                 $ 9,491         $ 9,542
              Mar-01                 $ 7,990         $ 8,026
              Jun-01                 $ 7,917         $ 8,017
              Sep-01                 $ 6,937         $ 6,999
              Dec-01                 $ 7,589         $ 7,674
              Mar-02                 $ 7,579         $ 7,648


Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               27

Managers' Discussion & Analysis

                         iShares S&P/TSE 60 Index Fund
                           Performance as of 3/31/02

-------------------------------------------------------------------------------------------------------------
                                   Average Annual Total Returns                   Cumulative Total Returns
                    ----------------------------------------------------------  -----------------------------
                         Year Ended 3/31/02          Inception to 3/31/02*         Inception to 3/31/02*
                    ----------------------------  ----------------------------  -----------------------------
iShares Index Fund    NAV      Market    Index      NAV      Market    Index      NAV      Market     Index
------------------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
S&P/TSE 60            2.43%     1.61%     1.47%   (12.85)%  (14.80)%  (16.56)%  (21.95)%  (24.85)%  (27.79)%
-------------------------------------------------------------------------------------------------------------

 * Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/19/00) for the Market return.

 Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

 An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                                Sector Breakout
                                S&P/TSE 60 Index

                                   [GRAPHIC]

                 Consumer Discretionary       7.13%
                 Consumer Staples             3.28%
                 Energy                      14.13%
                 Financials                  33.14%
                 Health Care                  2.92%
                 Industrials                  7.56%
                 Information Technology       8.21%
                 Materials                   14.53%
                 Telecommunication Services   5.11%
                 Utilities                    3.99%


The iShares S&P/TSE 60 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/TSE 60 Index. From April 1, 2001, through March 31, 2002 (the "reporting period"), the Index had returned 1.47%. The Fund gained 2.43% for the same period.

The S&P/TSE 60 Index was quite volatile over the reporting period, reflecting investors' changing outlook for the economy and corporate prospects both at home and abroad.

28                                    2002 iShares Annual Report to Shareholders

The Index began the reporting period on a strong note, buoyed by investors' optimism about the Canadian and U.S. economies and by declining interest rates. Over the summer months, however, that optimism dissipated as many investors became concerned about the magnitude of the economic slowdown occurring in Canada, the United States and several other countries around the world. Slower growth led to lower demand for oil, natural gas, aluminum and the other natural resources that constitute a large segment of Canada's economy. These concerns put pressure on stocks in these sectors as well as on the stocks of other Canadian export-oriented companies.

The S&P/TSE 60 Index was also weighed down by a sharp decline in the shares of Nortel Networks. Nortel announced disappointing results on several occasions over the reporting period, saying that drastically lower demand for telecom equipment was the chief cause of the shortfalls. The company's stock ultimately declined a total of 68.73% over the reporting period. As a result, Nortel's weighting in the S&P/TSE 60 Index declined to 4.21% as of March 31, 2002, from approximately 37.61% as of April 1, 2001.

Stocks in the S&P/TSE 60 Index, like those in many markets around the world, also dropped sharply after the September 11 terrorist attacks on the United States. Within a few weeks, however, the Index had rebounded and continued on a generally upward course through the end of 2001. Investors were encouraged by the aggressive interest-rate cuts imposed by Canada's central bank after September 11. Many of them also believed the economic outlook for the U.S. and Canada would be better than previously thought.

Toward the end of the reporting period, the S&P/TSE 60 Index again weakened as a variety of companies announced disappointing results. Several other issues, including the bankruptcy of Enron and the repercussions of continued weakness in the technology and telecommunications sectors, also put pressure on certain areas of the Canadian market over the period.

                          iShares S&P/TSE 60 Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPHIC]

                                     iShares
                                  S&P/TSE 60        S&P/TSE 60
                                  Index Fund             Index
               Jun-00                $10,000           $10,000
               Jun-00                $10,233           $10,454
               Sep-00                $10,530           $10,333
               Dec-00                $ 9,219           $ 8,890
               Mar-01                $ 7,620           $ 7,117
               Jun-01                $ 8,033           $ 7,468
               Sep-01                $ 6,974           $ 6,439
               Dec-01                $ 7,690           $ 7,127
               Mar-02                $ 7,804           $ 7,220

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               29

Managers' Discussion & Analysis

                     iShares S&P Latin America 40 Index Fund
                            Performance as of 3/31/02

--------------------------------------------------------------------------------
                                                           Total Returns
                                                    ----------------------------
                                                       Inception to 3/31/02*
                                                    ----------------------------
iShares Index Fund                                    NAV      Market    Index
------------------                                  --------  --------  --------
S&P Latin America 40                                 27.16%    27.42%    27.68%
--------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (10/25/01) for the NAV and Index returns and from the first day of trading (10/26/01) for the Market return.

Total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              TOP 10 INDEX HOLDINGS

           Telefonos de Mexico SA de CV "L"                  15.68%
           Cemex SA de CV "CPO"                               8.97%
           Petroleo Brasileiro SA                             8.50%
           America Movil SA de CV "L"                         7.77%
           Companhia de Bebidas das Americas                  4.70%
           Banco Itau SA                                      4.17%
           Grupo Financiero BBVA Bancomer SA de CV "O"        4.12%
           Banco Bradesco SA                                  4.11%
           Grupo Televisa SA "CPO"                            3.97%
           Walmart de Mexico SA de CV "V"                     3.95%


The iShares S&P Latin America 40 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Latin America 40 Index. For the period from the Fund's inception on October 25, 2001 through March 31, 2002 (the "reporting period"), the Index rose 27.68%. For the same period, the Fund gained 27.16%.

Many key Latin American stock markets performed well over the reporting period, shrugging off instability in Argentina, and some remaining economic weakness in the region. In Mexico, a recession that hurt growth during 2001 appeared to be ending. An important source of support for the economy is exports; Mexico sends close to 85% of its exports to the U.S., so an American economic recovery could further strengthen Mexican corporations. Indeed, many anticipated more robust growth

30                                    2002 iShares Annual Report to Shareholders
for the Mexican economy as the U.S. sends investments south and imports goods. Many investors have been heartened by key aspects of the economic policy of Vincente Fox's government. In Brazil, a relaxation in inflation spurred interest rate cuts by the central bank, which in turn helped to spur investor optimism during March. Brazilian GDP grew 1.2% in 2001, and was expected to perform better during 2002. March also generally brought power rationing to an end, which helped corporate performance there. Like their Mexican counterparts, Brazilian corporations were negatively impacted by the slowdown in exports to developed countries.

Mexico accounted for the largest portion of the Index, at 57.40% as of March 31, 2002. Brazil was 39.36% of the Index as of March 31, 2002, while Chile and Argentina were 1.82% and 1.41%, respectively, of the Index as of March 31, 2002. Each of the top ten stocks in the Index rose in value over the period. Telefonos de Mexico SA de CV (15.68% of the Index as of March 31, 2002) shares gained 16.08%. Cemex SA de CV (8.97% of the Index as of March 31, 2002) stock moved up 23.38%, while Petroleo Brasileiro SA (8.50% of the Index as of March 31, 2002) rose 33.74%. America Movil SA de CV (7.77% of the Index as of March 31, 2002) increased 30.87%, while Companhia de Bebidas das Americas (4.70% of the Index as of March 31, 2002) gained 24.98%. Banco Itau SA (4.17% of the Index as of March 31, 2002) and Grupo Financiero BBVA Bancomer SA de CV (4.12% of the Index as of March 31, 2002) shares both rose, increasing 22.46% and 39.35%, respectively. Banco Bradesco SA (4.11% of the Index as of March 31,
2002) moved 56.21% higher, while Grupo Televisa SA (3.97% of the Index as of March 31, 2002) gained 49.97%. Walmart de Mexico SA de CV (3.95% of the Index as of March 31, 2002) shares increased 29.76%.

                    iShares S&P Latin America 40 Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                    [GRAPHIC]

                               iShares S&P              S&P Latin
                          Latin America 40             America 40
                                Index Fund                  Index
          Oct-01                   $10,000                $10,000
          Oct-01                   $ 9,766                $ 9,748
          Nov-01                   $10,546                $10,575
          Dec-01                   $11,562                $11,668
          Jan-02                   $11,807                $11,833
          Feb-02                   $12,095                $12,140
          Mar-02                   $12,716                $12,770

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               31

Managers' Discussion & Analysis

                        iShares S&P/TOPIX 150 Index Fund
                           Performance as of 3/31/02

--------------------------------------------------------------------------------
                                                        Total Returns
                                                 ----------------------------
                                                    Inception to 3/31/02*
                                                 ----------------------------
iShares Index Fund                                 NAV      Market    Index
------------------                               --------  --------  --------
S&P/TOPIX 150                                    (4.91)%   (4.84)%   (4.77)%
--------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (10/23/01) for the NAV and Index returns and from the first day of trading (10/26/01) for the Market return.

Total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              TOP 10 INDEX HOLDINGS


                   Toyota Motor Corp.                       6.65%
                   NTT DoCoMo Inc.                          4.53%
                   Sony Corp.                               4.13%
                   Nippon Telegraph & Telephone Corp.       3.14%
                   Honda Motor Co. Ltd.                     2.77%
                   Takeda Chemical Industries Ltd.          2.71%
                   Canon Inc.                               2.51%
                   Nomura Holdings Inc.                     2.19%
                   Tokyo Electric Power Co. Inc.            1.96%
                   Matsushita Electric Industrial Co. Ltd.  1.89%

The iShares S&P/TOPIX 150 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/TOPIX 150 Index. For the period from the Fund's inception on October 23, 2001 through March 31, 2002 (the "reporting period"), the Index fell 4.77%, compared to the Fund's decline of 4.91%.

The Japanese economy remained generally weak over the reporting period, as it has for over a decade. The economic slowdown in much of Western Europe and the U.S. hurt the performance of many of Japan's large exporters during the period. The financial sector continued to struggle under the weight of non-performing loans that await governmental action to be disposed of. Japanese industrial output was very weak, after having fallen over 10% in 2001. Reflecting years of recession, domestic demand remained soft during the period. Indeed, Japanese consumers were in little mood to make major purchases

32                                    2002 iShares Annual Report to Shareholders
as the unemployment rate crept steadily higher, reaching approximately 5.2% at the end of 2001. Falling prices, known as deflation, contributed to poor consumer sentiment, and helped put downward pressure on wages. The real estate market, also, reflected a lack of consumer confidence, as housing acquisitions declined.

Japanese GDP registered a drop in 2001, and likely failed to grow during the first quarter of 2002. In March, corporate bankruptcies accelerated, increasing 5% from the previous year's figure; the fiscal year that ended March 31, 2001 was the worst year for bankruptcies in Japan since 1984. Nevertheless, the Bank of Japan (the "BOJ") anticipated some relief for the economy as global recovery was likely to increase Japanese exports to key markets, adding to output and helping to support corporate performance. The BOJ, which has kept short-term interest rates at zero for more than a year, slightly upgraded its outlook for the economy for the first time since 2000.

Performance of the larger companies in the Index was decidedly mixed during the period. Toyota Motor Corp. (6.65% of the Index as of March 31, 2002) shares did manage to rise 9.26%. NTT DoCoMo Inc. (4.53% of the Index as of March 31, 2002) stock declined 4.21%. Sony Corp. (4.13% of the Index as of March 31, 2002) stock moved up 20.34%. Nippon Telegraph & Telephone Corp. (3.14% of the Index as of March 31, 2002) shares lost 11.58%. Honda Motor Co. Ltd. (2.77% of the Index as of March 31, 2002) shares increased 11.60%. Takeda Chemical Industries Ltd. (2.71% of the Index as of March 31, 2002) declined 17.55%, while Canon Inc. (2.51% of the Index as of March 31, 2002) shares rose 9.51%. Nomura Holdings (2.19% of the Index), Tokyo Electric Power Co. Inc. (1.96% of the Index as of March 31, 2002), and Matsushita Electric Industrial Co. Ltd. (1.89% of the Index as of March 31, 2002) all lost ground, falling 14.07%, 24.29%, and 7.53%, respectively.

                         iShares S&P/TOPIX 150 Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                   [GRAPHIC]

                         iShares S&P/TOPIX 150  S&P/TOPIX 150
                                    Index Fund          Index
          Oct-01                       $10,000        $10,000
          Oct-01                        $9,585         $9,620
          Nov-01                        $9,727         $9,641
          Dec-01                        $9,098         $9,069
          Jan-02                        $8,405         $8,459
          Feb-02                        $8,767         $8,754
          Mar-02                        $9,508         $9,522


Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               33

Managers' Discussion & Analysis

                    iShares Nasdaq Biotechnology Index Fund
                           Performance as of 3/31/02

---------------------------------------------------------------------------------------------------------------------
                                            Average Annual Total Returns                   Cumulative Total Returns
                             ----------------------------------------------------------  ----------------------------
                                  Year Ended 3/31/02          Inception to 3/31/02*         Inception to 3/31/02*
                             ----------------------------  ----------------------------  ----------------------------
iShares Index Fund             NAV      Market    Index      NAV      Market    Index      NAV      Market    Index
--------------------         --------  --------  --------  --------  --------  --------  --------  --------  --------
Nasdaq Biotechnology           0.61%     0.92%     0.82%   (19.83)%  (21.13)%  (19.80)%  (22.46)%  (23.70)%  (22.41)%
---------------------------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (02/05/01) for the NAV and Index returns and from the first day of trading (02/09/01) for the Market return.

Average annual total return represents the average annual change in value of an investment over the periods indicated. Cumulative total return represents the change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the Market return is based on the market price per share of the Fund. The price used to calculate "market" returns ("Market Price") is the price of the last reported trade for shares of the Fund on any national securities exchange or other major U.S. market. Market Price and NAV may be calculated at different times, and this timing difference is one of the reasons that NAV and market price returns may differ. Further discussion of Market Price and NAV can be found in the Supplemental Information, located elsewhere in this report. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                        Amgen Inc.                       17.52%
                        Immunex Corp.                     5.25%
                        MedImmune Inc.                    3.48%
                        IDEC Pharmaceuticals Corp.        3.48%
                        Gilead Sciences Inc.              3.46%
                        Genzyme Corp.-General Division    3.36%
                        Chiron Corp.                      3.08%
                        Biogen Inc.                       2.49%
                        Millennium Pharmaceuticals Inc.   2.21%
                        Neurocrine Biosciences Inc.       2.06%

The iShares Nasdaq Biotechnology Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Nasdaq Biotechnology Index. The twelve-month period ended March 31, 2002 (the "reporting period"), was a turbulent one for U.S. equity markets. The Index returned 0.82% during this period, compared to the Fund's return of 0.61%.

Many of the familiar themes from previous reporting periods, including earnings warnings, layoffs, and weak economic reports, were replayed during much of the reporting period ended March 31, 2002. On April 4, 2001, the Nasdaq Composite of which the Index is a subset, dipped to 1,638, having lost two-thirds of its value since its high on March 10, 2000. In an

34                                    2002 iShares Annual Report to Shareholders
effort to prevent the slowing economy from slipping into recession, the Federal Reserve Board (the "Fed") continued its aggressive campaign of lowering short-term interest rates throughout year-end 2001. However, the economy was slow to respond, and stock prices generally drifted lower over the coming months. Second quarter earnings were released in July, including a new round of missed targets and warnings for future revenues. Economic figures released during the period only fueled the decline. On September 11, the terrorist attacks on the U.S. that impacted the emotions of all Americans also rattled an already shaky market, and stock prices fell sharply through the end of September.

In the fourth quarter, however, newly-released economic indicators revealed encouraging news: factory orders grew as inventories diminished, housing starts climbed, and consumer spending rebounded. Further signs of an improving economy emerged in the first quarter of 2002. Fourth quarter 2001 GDP growth, originally estimated at -1.1%, was revised upward in February to 0.2%, and again in March to a robust 1.7%. The unexpected strength led the Fed to leave rates unchanged during the quarter. Also helping to boost markets, the unemployment rate declined during the period, durable goods orders rose, and, in March, consumer confidence jumped a surprising 15%.

Against this drop, biotechnology stocks, in general, fared relatively well. After many biotechnology stocks were dragged down in the first quarter of 2001 amid a widespread market sell off, their valuations became attractive. Many investors fleeing Internet-related and other technology shares bought up shares of biotechnology companies, viewing them as "the next growth opportunity."

Three biopharmaceutical companies: Immunex Corp. (5.25% of the Index as of March 31, 2002), Gilead Sciences Inc. (3.46% of the Index as of March 31, 2002) and Neurocrine Biosciences Inc. (2.06% of the Index as of March 31, 2002) soared during the period, returning 111.42%, 121.48%, and 96.80%, respectively. One notable exception to the biotech rally was Amgen Inc., the largest weighting in the Index at 17.52% of the Index as of March 31, 2002. This global biotechnology company has been successful in developing human therapeutics based on advanced cellular and molecular biology. After being caught up in the first quarter sell off, Amgen's share price failed to rebound during the period, losing 0.84%. Biogen Inc. (2.49% of the Index as of March 31, 2002) and Millennium Pharmaceuticals Inc. (2.21% of the Index as of March 31, 2002) struggled during the period, declining 22.51% and 26.76%, respectively.

                    iShares Nasdaq Biotechnology Index Fund
                          GROWTH OF $10,000 INVESTMENT

                                   [GRAPHIC]

                              iShares Nasdaq  Nasdaq Biotechnology
                    Biotechnology Index Fund                 Index
            Feb-01                   $10,000               $10,000
            Mar-01                    $7,707                $7,696
            Jun-01                   $10,181               $10,174
            Sep-01                    $7,458                $7,456
            Dec-01                    $9,125                $9,123
            Mar-02                    $7,755                $7,759

Past performance is no guarantee of future results.

Managers' Discussion & Analysis                                               35
iShares S&P 100 Index Fund
Schedule of Investments
March 31, 2002

Security                                    Shares         Value
----------------------------------------------------------------
COMMON STOCKS - 99.86%
----------------------------------------------------------------
General Electric Co.                       191,168  $  7,159,242
Microsoft Corp./(1)/                       104,174     6,282,734
Exxon Mobil Corp.                          131,607     5,768,335
Wal-Mart Stores Inc.                        85,757     5,256,047
Citigroup Inc.                              98,989     4,901,935
Pfizer Inc.                                120,960     4,806,950
Intel Corp.                                129,135     3,926,995
Johnson & Johnson                           59,021     3,833,414
American International Group Inc.           50,267     3,626,261
International Business Machines Corp.       33,146     3,447,184
Merck & Co. Inc.                            43,783     2,521,025
Coca-Cola Co. (The)                         47,827     2,499,439
SBC Communications Inc.                     64,477     2,414,019
Cisco Systems Inc./(1)/                    141,125     2,389,246
Verizon Communications Inc.                 52,204     2,383,113
Procter & Gamble Co.                        24,937     2,246,574
Philip Morris Companies Inc.                41,700     2,196,339
Home Depot Inc.                             45,109     2,192,748
Bank of America Corp.                       30,261     2,058,353
AOL Time Warner Inc./(1)/                   85,141     2,013,585
PepsiCo Inc.                                33,658     1,733,387
Viacom Inc. "B"/(1)/                        34,141     1,651,400
Wells Fargo & Co.                           32,638     1,612,317
Bristol-Myers Squibb Co.                    37,205     1,506,430
Oracle Corp./(1)/                          105,788     1,354,086
JP Morgan Chase & Co.                       37,938     1,352,490
Tyco International Ltd.                     38,405     1,241,250
Morgan Stanley Dean Witter & Co.            21,172     1,213,367
Amgen Inc./(1)/                             20,142     1,202,075
Pharmacia Corp.                             24,952     1,124,836
Texas Instruments Inc.                      33,373     1,104,646
AT&T Corp.                                  68,059     1,068,526
Medtronic Inc.                              23,297     1,053,257
American Express Co.                        25,658     1,050,952
Bank One Corp.                              22,453       938,086
Du Pont (E.I.) de Nemours & Co.             19,723       929,939
Walt Disney Co. (The)                       39,250       905,890
Merrill Lynch & Co. Inc.                    16,209       897,654
Anheuser-Busch Companies Inc.               17,013       888,079
3M Co.                                       7,549       868,210
U.S. Bancorp                                36,699       828,296
Boeing Co. (The)                            16,107       777,163
Gillette Co. (The)                          20,303       690,505
McDonald's Corp.                            24,707       685,619
United Technologies Corp.                    9,100       675,220
Baxter International Inc.                   11,341       675,016
Hewlett-Packard Co.                         37,338       669,844
Schlumberger Ltd.                           11,094       652,549
General Motors Corp. "A"                    10,699       646,755
Alcoa Inc.                                  16,298       615,087
Colgate-Palmolive Co.                       10,620       606,933
Honeywell International Inc.                15,654       599,079
Clear Channel Communications Inc./(1)/      11,511       591,781
Ford Motor Company                          34,826       574,281
Dow Chemical Co. (The)                      17,366       568,216
EMC Corp./(1)/                              42,652       508,412
HCA Inc.                                     9,920       437,274
El Paso Corp.                                9,831       432,859
International Paper Co.                      9,290       399,563
General Dynamics Corp.                       3,876       364,150
Southern Co.                                13,377       354,357
FedEx Corp./(1)/                             5,746       333,843
Exelon Corp.                                 6,182       327,461
Hartford Financial Services Group Inc.       4,727       322,003
Sears, Roebuck and Co.                       6,196       317,669
Sara Lee Corp.                              15,080       313,061
Lucent Technologies Inc./(1)/               65,739       310,945
Raytheon Co.                                 7,540       309,517
Lehman Brothers Holdings Inc.                4,703       304,002
American Electric Power Co. Inc.             6,217       286,542
CIGNA Corp.                                  2,786       282,473
Heinz (H.J.) Co.                             6,732       279,378
Nortel Networks Corp.                       61,619       276,669
Weyerhaeuser Co.                             4,225       265,584
Baker Hughes Inc.                            6,476       247,707
Avon Products Inc.                           4,542       246,721
Williams Companies Inc.                      9,928       233,904
Burlington Northern Santa Fe Corp.           7,387       222,940
Campbell Soup Co.                            7,890       211,452
May Department Stores Co. (The)              5,639       196,519
MedImmune Inc./(1)/                          4,737       186,306
Entergy Corp.                                4,245       184,275
Limited Inc. (The)                           9,949       178,087
Norfolk Southern Corp.                       7,430       177,874
Eastman Kodak Co.                            5,590       174,240
Computer Sciences Corp./(1)/                 3,278       166,358
Xerox Corp./(1)/                            13,861       149,006
Halliburton Co.                              8,265       141,084

36                                    2002 iShares Annual Report to Shareholders
iShares S&P 100 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                    Shares         Value
----------------------------------------------------------------
COMMON STOCKS (continued)
----------------------------------------------------------------
National Semiconductor Corp./(1)/            3,420  $    115,220
RadioShack Corp.                             3,464       104,059
Harrah's Entertainment Inc./(1)/             2,171        96,088
AES Corp. (The)/(1)/                        10,258        92,321
Nextel Communications Inc. "A"/(1)/         15,370        82,691
Unisys Corp./(1)/                            6,143        77,586
Delta Air Lines Inc.                         2,363        77,317
Black & Decker Corp.                         1,547        71,997
Rockwell International Corp.                 3,536        70,932
Toys R Us Inc./(1)/                          3,777        67,835
Boise Cascade Corp.                          1,115        40,408
Allegheny Technologies Inc.                  1,535        25,389
----------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $143,709,156)                                 115,540,837
----------------------------------------------------------------

SHORT TERM INSTRUMENTS - 0.71%
----------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     480,748  $    480,748
Dreyfus Money Market Fund                  145,936       145,936
Goldman Sachs Financial Square Prime
  Obligation Fund                           45,502        45,502
Providian Temp Cash Money Market Fund      151,773       151,773
----------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $823,959)                                         823,959
----------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 100.57%

(Cost $144,533,115)                                  116,364,796
----------------------------------------------------------------
Other Assets, Less Liabilities -- (0.57%)               (661,825)
----------------------------------------------------------------
NET ASSETS -- 100.00%                               $115,702,971
================================================================

/(1)/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      37
iShares S&P 500 Index Fund
Schedule of Investments
March 31, 2002

Security                                       Shares           Value
---------------------------------------------------------------------
COMMON STOCKS - 99.89%
---------------------------------------------------------------------
General Electric Co.                        3,977,593  $  148,960,858
Microsoft Corp./(1)/                        2,167,394     130,715,532
Exxon Mobil Corp.                           2,739,284     120,062,818
Wal-Mart Stores Inc.                        1,784,839     109,392,782
Citigroup Inc.                              2,060,297     102,025,907
Pfizer Inc.                                 2,517,610     100,049,821
Intel Corp.                                 2,688,066      81,744,087
Johnson & Johnson                           1,228,450      79,787,828
American International Group Inc.           1,046,260      75,477,196
International Business Machines Corp.         689,924      71,752,096
Merck & Co. Inc.                              911,060      52,458,835
Coca-Cola Co. (The)                           995,251      52,011,817
SBC Communications Inc.                     1,342,619      50,267,655
Cisco Systems Inc./(1)/                     2,938,172      49,743,252
Verizon Communications Inc.                 1,087,292      49,634,880
Procter & Gamble Co.                          519,173      46,772,296
Royal Dutch Petroleum Co. - NY Shares         850,792      46,215,021
Philip Morris Companies Inc.                  867,908      45,712,714
Home Depot Inc.                               938,687      45,629,575
Bank of America Corp.                         630,206      42,866,612
AOL Time Warner Inc./(1)/                   1,773,235      41,937,008
ChevronTexaco Corp.                           427,389      38,580,405
PepsiCo Inc.                                  700,920      36,097,380
Wyeth                                         528,528      34,697,863
Viacom Inc. "B"/(1)/                          710,512      34,367,465
Lilly (Eli) and Co.                           450,360      34,317,432
Wells Fargo & Co.                             679,200      33,552,480
Abbott Laboratories                           622,435      32,740,081
Fannie Mae                                    400,254      31,972,290
Bristol-Myers Squibb Co.                      775,105      31,384,001
Oracle Corp./(1)/                           2,202,717      28,194,778
JP Morgan Chase & Co.                         790,636      28,186,173
BellSouth Corp.                               752,172      27,725,060
Dell Computer Corp./(1)/                    1,044,804      27,279,832
Tyco International Ltd.                       799,486      25,839,388
Morgan Stanley Dean Witter & Co.              440,323      25,234,911
Amgen Inc./(1)/                               418,961      25,003,592
Pharmacia Corp.                               518,378      23,368,480
Texas Instruments Inc.                        694,182      22,977,424
AT&T Corp.                                  1,417,918      22,261,313
Medtronic Inc.                                485,190      21,935,440
American Express Co.                          534,680      21,900,493
Wachovia Corp.                                545,420      20,224,174
Bank One Corp.                                467,295      19,523,585
Du Pont (E.I.) de Nemours & Co.               410,847      19,371,436
Walt Disney Co. (The)                         817,030      18,857,052
Merrill Lynch & Co. Inc.                      337,588      18,695,623
Anheuser-Busch Companies Inc.                 354,404      18,499,889
Schering-Plough Corp.                         586,757      18,365,494
3M Co.                                        157,179      18,077,157
Applied Materials Inc./(1)/                   327,457      17,771,091
Freddie Mac                                   278,570      17,652,981
U.S. Bancorp                                  765,244      17,271,557
Boeing Co. (The)                              335,706      16,197,814
Walgreen Co.                                  408,855      16,023,027
Fifth Third Bancorp                           232,906      15,716,497
Target Corp.                                  361,849      15,602,929
FleetBoston Financial Corp.                   418,528      14,648,480
Automatic Data Processing Inc.                247,568      14,425,787
Gillette Co. (The)                            422,994      14,386,026
McDonald's Corp.                              515,225      14,297,494
Baxter International Inc.                     236,614      14,083,265
United Technologies Corp.                     188,738      14,004,360
Hewlett-Packard Co.                           777,569      13,949,588
Kimberly-Clark Corp.                          210,512      13,609,601
Schlumberger Ltd.                             230,730      13,571,539
Lowe's Companies Inc.                         310,389      13,498,818
General Motors Corp. "A"                      222,663      13,459,978
First Data Corp.                              152,907      13,341,136
MBNA Corp.                                    341,400      13,167,798
Unilever NV - NY Shares                       229,096      13,012,653
Alcoa Inc.                                    340,035      12,832,921
Washington Mutual Inc.                        386,055      12,790,002
Cardinal Health Inc.                          180,326      12,783,310
Motorola Inc.                                 892,177      12,668,913
Colgate-Palmolive Co.                         221,171      12,639,923
Honeywell International Inc.                  325,923      12,473,073
Duke Energy Corp.                             329,941      12,471,770
Marsh & McLennan Companies Inc.               110,084      12,410,870
Bank of New York Co. Inc. (The)               295,211      12,404,766
Clear Channel Communications Inc./(1)/        239,537      12,314,597
Comcast Corp. "A"/(1)/                        378,729      12,043,582
Ford Motor Company                            725,923      11,970,470
Dow Chemical Co. (The)                        361,548      11,829,851
QUALCOMM Inc./(1)/                            306,440      11,534,402

38                                    2002 iShares Annual Report to Shareholders
iShares S&P 500 Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                       Shares           Value
---------------------------------------------------------------------
COMMON STOCKS (continued)
---------------------------------------------------------------------
Sun Microsystems Inc./(1)/                  1,299,452  $   11,461,167
Electronic Data Systems Corp.                 191,841      11,124,860
Allstate Corp. (The)                          285,890      10,798,065
EMC Corp./(1)/                                888,185      10,587,165
Household International Inc.                  183,518      10,423,822
Lockheed Martin Corp.                         176,802      10,180,259
AT&T Wireless Services Inc./(1)/            1,083,469       9,697,048
Emerson Electric Co.                          168,827       9,688,982
Phillips Petroleum Co.                        152,843       9,598,540
UnitedHealth Group Inc.                       125,012       9,553,417
Kohls Corp./(1)/                              134,211       9,549,113
MetLife Inc.                                  290,554       9,152,451
HCA Inc.                                      206,491       9,102,123
Safeway Inc./(1)/                             201,228       9,059,285
El Paso Corp.                                 204,521       9,005,060
Illinois Tool Works Inc.                      122,166       8,838,710
Tenet Healthcare Corp./(1)/                   130,367       8,737,196
International Paper Co.                       193,232       8,310,908
Gannett Co. Inc.                              106,164       8,079,080
WorldCom Corp./(1)/                         1,182,372       7,969,187
Sysco Corp.                                   267,156       7,966,592
Micron Technology Inc./(1)/                   239,985       7,895,507
Caterpillar Inc.                              137,643       7,825,005
SunTrust Banks Inc.                           115,788       7,726,533
Carnival Corp. "A"                            234,978       7,672,032
General Dynamics Corp.                         80,731       7,584,677
Cendant Corp./(1)/                            393,142       7,548,326
National City Corp.                           242,573       7,461,545
Southern Co.                                  278,311       7,372,458
Conoco Inc.                                   250,843       7,319,599
Mellon Financial Corp.                        187,561       7,237,979
Maxim Integrated Products Inc./(1)/           129,685       7,224,751
State Street Corp.                            130,434       7,223,435
Costco Wholesale Corp./(1)/                   181,104       7,211,561
Schwab (Charles) Corp. (The)                  547,946       7,172,613
General Mills Inc.                            145,920       7,128,192
Kroger Co./(1)/                               321,619       7,127,077
Compaq Computer Corp.                         678,522       7,090,555
PNC Financial Services Group (The)            114,664       7,050,689
Veritas Software Corp./(1)/                   160,467       7,033,269
Omnicom Group Inc.                             74,459       7,028,930
BB&T Corp.                                    183,490       6,992,804
FedEx Corp./(1)/                              119,529       6,944,635
Alltel Corp.                                  124,446       6,912,975
Dominion Resources Inc.                       105,276       6,859,784
Waste Management Inc.                         251,522       6,853,975
Exelon Corp.                                  128,702       6,817,345
Concord EFS Inc./(1)/                         202,197       6,723,050
Harley-Davidson Inc.                          121,426       6,694,215
Hartford Financial Services Group Inc.         98,154       6,686,250
Best Buy Co. Inc./(1)/                         84,356       6,680,995
Sears, Roebuck and Co.                        129,354       6,631,980
Immunex Corp./(1)/                            218,013       6,597,073
Analog Devices Inc./(1)/                      145,133       6,536,790
Sara Lee Corp.                                314,124       6,521,214
Lucent Technologies Inc./(1)/               1,368,033       6,470,796
Nike Inc. "B"                                 107,736       6,465,237
Agilent Technologies Inc./(1)/                184,513       6,450,574
Raytheon Co.                                  156,355       6,418,373
Lehman Brothers Holdings Inc.                  97,191       6,282,426
Union Pacific Corp.                            99,598       6,189,020
AFLAC Inc.                                    209,420       6,177,890
USA Education Inc.                             62,900       6,151,620
Siebel Systems Inc./(1)/                      184,916       6,030,111
American Electric Power Co. Inc.              129,247       5,956,994
Paychex Inc.                                  149,899       5,950,990
Southwest Airlines Co.                        306,080       5,922,648
CIGNA Corp.                                    57,988       5,879,403
Forest Laboratories Inc. "A"/(1)/              71,160       5,813,772
Heinz (H.J.) Co.                              140,029       5,811,204
TXU Corp.                                     106,020       5,779,150
Nortel Networks Corp.                       1,282,032       5,756,324
Anadarko Petroleum Corp.                       99,739       5,629,269
Linear Technology Corp.                       126,951       5,613,773
Weyerhaeuser Co.                               87,524       5,501,759
Qwest Communications International Inc.       667,376       5,485,831
Capital One Financial Corp.                    85,831       5,480,309
Kellogg Co.                                   163,035       5,473,085
Sprint Corp. (FON Group)                      355,808       5,440,304
Tribune Co.                                   119,495       5,432,243
Albertson's Inc.                              162,629       5,389,525
CVS Corp.                                     156,738       5,380,816
Northern Trust Corp.                           89,124       5,357,244
Xilinx Inc./(1)/                              133,739       5,330,837
Guidant Corp./(1)/                            122,265       5,296,520

Schedules of Investments                                                      39
iShares S&P 500 Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                       Shares           Value
---------------------------------------------------------------------
COMMON STOCKS (continued)
---------------------------------------------------------------------
McGraw-Hill Companies Inc. (The)               77,547    $  5,292,583
ConAgra Foods Inc.                            215,507       5,226,045
Gap Inc. (The)                                345,237       5,192,364
Interpublic Group of Companies Inc.           150,813       5,169,870
Baker Hughes Inc.                             134,751       5,154,226
Avon Products Inc.                             94,761       5,147,418
Alcan Inc.                                    128,320       5,085,322
Computer Associates International Inc.        231,125       5,059,326
Masco Corp.                                   184,063       5,052,529
Northrop Grumman Corp.                         44,198       4,996,584
Chubb Corp.                                    68,107       4,978,622
XL Capital Ltd. "A"                            53,226       4,968,647
Equity Office Properties Trust                165,622       4,967,004
KLA-Tencor Corp./(1)/                          74,363       4,945,140
Progressive Corp. (The)                        29,378       4,894,962
Williams Companies Inc.                       206,569       4,866,766
Wrigley (William Jr.) Co.                      90,344       4,816,239
Stryker Corp./(1)/                             78,802       4,754,125
Air Products & Chemicals Inc.                  91,208       4,710,893
Burlington Northern Santa Fe Corp.            154,631       4,666,764
Hancock (John) Financial Services Inc.        119,847       4,576,957
KeyCorp                                       169,882       4,527,355
Loews Corp.                                    76,831       4,500,760
Comerica Inc.                                  71,450       4,470,627
PeopleSoft Inc./(1)/                          121,210       4,427,801
Campbell Soup Co.                             163,939       4,393,565
Franklin Resources Inc.                       104,656       4,387,180
TJX Companies Inc.                            109,378       4,376,214
Progress Energy Inc.                           87,278       4,367,391
Newmont Mining Corp.                          157,122       4,350,708
Occidental Petroleum Corp.                    149,139       4,347,402
Marriott International Inc. "A"                96,699       4,346,620
ACE Ltd.                                      103,147       4,301,230
Deere & Co.                                    94,342       4,297,278
McKesson Corp.                                114,406       4,282,217
Yahoo! Inc./(1)/                              230,742       4,261,805
Transocean Sedco Forex Inc.                   127,858       4,248,721
FPL Group Inc.                                 70,543       4,200,836
Danaher Corp.                                  59,053       4,193,944
Pitney Bowes Inc.                              97,859       4,188,365

Security                                       Shares           Value
---------------------------------------------------------------------
FirstEnergy Corp.                             119,383    $  4,128,264
May Department Stores Co. (The)               117,947       4,110,453
Clorox Co.                                     93,361       4,073,340
Sprint Corp. (PCS Group)/(1)/                 395,265       4,067,277
Dynegy Inc. "A"                               139,924       4,057,796
Boston Scientific Corp./(1)/                  161,183       4,044,081
Golden West Financial Corp.                    63,204       4,013,454
Barrick Gold Corp.                            215,050       3,991,328
Bed Bath & Beyond Inc./(1)/                   115,936       3,912,840
Becton Dickinson & Co.                        103,434       3,901,530
MedImmune Inc./(1)/                            98,567       3,876,640
Praxair Inc.                                   64,430       3,852,914
Entergy Corp.                                  88,641       3,847,906
Adobe Systems Inc.                             95,174       3,834,560
Lincoln National Corp.                         75,547       3,832,499
St. Paul Companies Inc.                        83,240       3,816,554
Unocal Corp.                                   97,845       3,811,063
Public Service Enterprise Group Inc.           82,951       3,799,156
AON Corp.                                     107,489       3,762,115
Broadcom Corp. "A"/(1)/                       104,706       3,758,945
Rohm & Haas Co. "A"                            88,468       3,739,542
Hershey Foods Corp.                            54,396       3,728,302
PPG Industries Inc.                            67,550       3,709,171
Genzyme Corp. - General Division/(1)/          84,889       3,707,103
Xcel Energy Inc.                              145,968       3,700,289
Limited Inc. (The)                            206,703       3,699,984
Norfolk Southern Corp.                        154,463       3,697,844
WellPoint Health Networks Inc./(1)/            57,988       3,692,096
Archer-Daniels-Midland Co.                    263,864       3,675,626
Staples Inc./(1)/                             183,990       3,674,280
PG&E Corp./(1)/                               155,407       3,661,389
Eastman Kodak Co.                             116,536       3,632,427
SouthTrust Corp.                              137,194       3,621,922
Mattel Inc.                                   172,969       3,604,674
Delphi Automotive Systems Corp.               224,772       3,594,104
Marathon Oil Corp.                            123,987       3,570,826
Consolidated Edison Inc.                       85,155       3,568,846
Synovus Financial Corp.                       116,532       3,551,895
Starbucks Corp./(1)/                          152,688       3,531,673
Univision Communications Inc./(1)/             83,720       3,516,240
Chiron Corp./(1)/                              75,908       3,483,418
Fiserv Inc./(1)/                               75,360       3,465,806
Computer Sciences Corp./(1)/                   67,941       3,448,006



40                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P 500 Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                       Shares           Value
---------------------------------------------------------------------
COMMON STOCKS (continued)
---------------------------------------------------------------------
TRICON Global Restaurants Inc./(1)/            58,521  $    3,439,864
King Pharmaceuticals Inc./(1)/                 98,208       3,438,262
Newell Rubbermaid Inc.                        107,038       3,420,934
Allergan Inc.                                  52,677       3,405,568
Cintas Corp.                                   67,872       3,384,098
Altera Corp./(1)/                             154,582       3,380,708
Ingersoll-Rand Co. "A"                         67,396       3,371,148
Coca-Cola Enterprises Inc.                    178,529       3,352,775
Dover Corp.                                    81,241       3,330,881
Apple Computer Inc./(1)/                      140,043       3,314,818
Block (H & R) Inc.                             73,350       3,260,407
CSX Corp.                                      85,546       3,260,158
MBIA Inc.                                      59,441       3,250,828
Intuit Inc./(1)/                               84,691       3,248,747
Burlington Resources Inc.                      80,566       3,229,891
AmSouth Bancorp                               146,279       3,215,212
Federated Department Stores Inc./(1)/          77,345       3,159,543
JDS Uniphase Corp./(1)/                       536,400       3,159,396
Regions Financial Corp.                        91,313       3,136,602
Apache Corp.                                   55,031       3,130,163
Equity Residential Properties Trust           107,866       3,100,069
Novellus Systems Inc./(1)/                     57,109       3,091,881
Johnson Controls Inc.                          34,986       3,089,614
Reliant Energy Inc.                           119,514       3,082,266
Xerox Corp./(1)/                              286,456       3,079,402
Jefferson-Pilot Corp.                          60,433       3,026,485
Devon Energy Corp.                             62,169       3,000,898
Starwood Hotels & Resorts Worldwide Inc.       79,351       2,984,391
DTE Energy Co.                                 65,305       2,971,378
AutoZone Inc./(1)/                             43,073       2,965,576
Lexmark International Inc. "A"/(1)/            51,850       2,964,783
Pepsi Bottling Group Inc.                     113,995       2,949,051
Fortune Brands Inc.                            59,697       2,947,241
MGIC Investment Corp.                          43,027       2,944,338
Halliburton Co.                               172,292       2,941,024
Biomet Inc.                                   107,804       2,917,176
Biogen Inc./(1)/                               59,366       2,912,496
New York Times Co. "A"                         60,836       2,911,611
Textron Inc.                                   56,520       2,888,172
Corning Inc.                                  376,972       2,872,527
Teradyne Inc./(1)/                             71,756       2,829,339
Amerada Hess Corp.                             35,617       2,826,565

Security                                       Shares           Value
---------------------------------------------------------------------
AmerisourceBergen Corp.                        41,312  $    2,821,610
Cincinnati Financial Corp.                     64,462       2,814,411
Charter One Financial Inc.                     89,343       2,789,288
Georgia-Pacific Corp.                          91,378       2,736,771
Molex Inc.                                     78,450       2,719,862
UNUMProvident Corp.                            97,055       2,710,746
Avery Dennison Corp.                           44,127       2,693,071
Network Appliance Inc./(1)/                   131,854       2,687,185
St. Jude Medical Inc./(1)/                     34,626       2,671,396
IMS Health Inc.                               118,431       2,658,776
Zimmer Holdings Inc./(1)/                      77,835       2,650,282
Marshall & Ilsley Corp.                        42,355       2,636,175
MeadWestvaco Corp.                             79,067       2,621,071
Union Planters Corp.                           54,943       2,603,749
UST Inc.                                       66,280       2,580,280
Moody's Corp.                                  62,658       2,575,244
TRW Inc.                                       50,015       2,574,272
NVIDIA Corp./(1)/                              57,710       2,560,016
Solectron Corp./(1)/                          327,129       2,551,606
Genuine Parts Co.                              69,007       2,537,387
Kerr-McGee Corp.                               40,222       2,527,953
Ambac Financial Group Inc.                     42,406       2,504,922
Sabre Holdings Corp./(1)/                      53,287       2,489,036
LSI Logic Corp./(1)/                          145,668       2,476,356
Bear Stearns Companies Inc. (The)              39,326       2,467,706
Sanmina-SCI Corp./(1)/                        208,789       2,453,271
Office Depot Inc./(1)/                        121,813       2,417,988
Nabors Industries Inc./(1)/                    56,566       2,389,914
Kinder Morgan Inc.                             48,649       2,356,071
National Semiconductor Corp./(1)/              69,887       2,354,493
Ameren Corp.                                   54,990       2,350,822
Ecolab Inc.                                    51,341       2,347,311
Parker Hannifin Corp.                          47,003       2,345,450
Cinergy Corp.                                  65,387       2,337,585
PPL Corp.                                      58,530       2,318,373
Family Dollar Stores Inc.                      68,900       2,308,839
Mirant Corp./(1)/                             159,537       2,305,310
Knight Ridder Inc.                             33,499       2,301,046
PACCAR Inc.                                    30,831       2,257,138
Eaton Corp.                                    27,780       2,249,624
HEALTHSOUTH Corp./(1)/                        156,485       2,245,560
ITT Industries Inc.                            35,181       2,217,810
Aetna Inc.                                     57,111       2,217,049
Noble Drilling Corp./(1)/                      53,159       2,200,251
International Game Technology/(1)/             35,242       2,196,281


SCHEDULES OF INVESTMENTS                                                      41
iShares S&P 500 Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                       Shares           Value
---------------------------------------------------------------------
COMMON STOCKS (continued)
---------------------------------------------------------------------
Edison International/(1)/                     130,920  $    2,192,910
Penney (J.C.) Co. Inc. (The)                  105,629       2,187,577
Zions Bancorporation                           36,873       2,185,463
Countrywide Credit Industries Inc.             48,477       2,169,346
Dollar General Corp.                          132,903       2,163,661
RadioShack Corp.                               72,022       2,163,541
Stilwell Financial Inc.                        88,065       2,156,712
Plum Creek Timber Co. Inc.                     71,936       2,137,219
Hilton Hotels Corp.                           148,040       2,116,972
Grainger (W.W.) Inc.                           37,587       2,113,517
Tiffany & Co.                                  58,525       2,080,564
Sempra Energy                                  82,711       2,080,182
Robert Half International Inc./(1)/            70,370       2,077,322
Allegheny Energy Inc.                          49,944       2,065,184
Health Management Associates
  Inc. "A"/(1)/                                98,133       2,034,297
Whirlpool Corp.                                26,889       2,031,464
Convergys Corp./(1)/                           68,613       2,028,886
Constellation Energy Group Inc.                65,729       2,027,740
Torchmark Corp.                                49,906       2,010,713
Advanced Micro Devices Inc./(1)/              136,566       2,008,886
Nucor Corp.                                    31,263       2,008,335
KeySpan Corp.                                  55,089       2,004,689
Brown-Forman Corp. "B"                         27,485       1,999,809
Harrah's Entertainment Inc./(1)/               45,143       1,998,029
Dow Jones & Co. Inc.                           34,147       1,988,038
Huntington Bancshares Inc.                    100,897       1,987,671
Leggett & Platt Inc.                           78,845       1,955,356
Vulcan Materials Co.                           40,740       1,936,780
VF Corp.                                       44,618       1,929,729
AES Corp. (The)/(1)/                          213,803       1,924,227
CenturyTel Inc.                                56,517       1,921,578
T. Rowe Price Group Inc.                       49,257       1,917,575
Compuware Corp./(1)/                          147,689       1,906,665
BMC Software Inc./(1)/                         97,930       1,904,738
NiSource Inc.                                  82,917       1,902,945
Darden Restaurants Inc.                        46,821       1,900,464
Applera Corp. - Applied Biosystems Group       84,819       1,895,705
EOG Resources Inc.                             46,408       1,882,308
Rockwell Collins Inc.                          73,383       1,850,719
QLogic Corp./(1)/                              37,127       1,838,529
Jabil Circuit Inc./(1)/                        78,044       1,836,375

Security                                       Shares           Value
---------------------------------------------------------------------
Sherwin-Williams Co. (The)                     62,094  $    1,768,437
NCR Corp./(1)/                                 38,821       1,737,240
Jones Apparel Group Inc./(1)/                  49,630       1,734,569
Tellabs Inc./(1)/                             164,403       1,721,299
Equifax Inc.                                   57,372       1,715,423
Nextel Communications Inc. "A"/(1)/           318,396       1,712,970
Goodyear Tire & Rubber Co. (The)               64,459       1,648,217
SAFECO Corp.                                   51,345       1,645,094
AMR Corp./(1)/                                 61,637       1,627,833
Engelhard Corp.                                52,206       1,619,952
Placer Dome Inc.                              131,700       1,613,325
Delta Air Lines Inc.                           49,265       1,611,951
Unisys Corp./(1)/                             127,299       1,607,786
Stanley Works (The)                            34,208       1,582,120
Cooper Industries Inc.                         37,622       1,578,243
Sealed Air Corp./(1)/                          33,511       1,577,698
TECO Energy Inc.                               55,043       1,575,881
Pinnacle West Capital Corp.                    34,100       1,546,435
Calpine Corp./(1)/                            120,889       1,535,290
Eastman Chemical Co.                           30,986       1,511,807
TMP Worldwide Inc./(1)/                        43,833       1,510,924
Circuit City Stores Inc. - Circuit City
  Group                                        83,530       1,506,881
Black & Decker Corp.                           32,125       1,495,097
Thermo Electron Corp./(1)/                     71,561       1,483,460
Rockwell International Corp.                   73,383       1,472,063
Wendy's International Inc.                     42,063       1,471,364
Scientific-Atlanta Inc.                        62,876       1,452,436
Waters Corp./(1)/                              51,709       1,446,301
Donnelley (R.R.) & Sons Co.                    46,114       1,434,145
Inco Ltd./(1)/                                 73,037       1,429,334
Toys R Us Inc./(1)/                            79,294       1,424,120
Sigma-Aldrich Corp.                            29,514       1,385,977
SUPERVALU Inc.                                 53,131       1,370,780
Maytag Corp.                                   30,690       1,358,033
International Flavors & Fragrances Inc.        38,151       1,334,140
Phelps Dodge Corp.                             31,677       1,333,602
Nordstrom Inc.                                 53,612       1,313,494
Fluor Corp.                                    31,946       1,303,077
Goodrich Co.                                   41,019       1,297,841
Citrix Systems Inc./(1)/                       74,395       1,285,546
ADC Telecommunications Inc./(1)/              313,875       1,277,471
Pactiv Corp./(1)/                              63,673       1,274,733
Dana Corp.                                     59,316       1,273,515






42                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P 500 Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                       Shares           Value
---------------------------------------------------------------------
COMMON STOCKS (continued)
---------------------------------------------------------------------
Ashland Inc.                                   27,771  $    1,263,858
Mercury Interactive Corp./(1)/                 33,233       1,251,222
Centex Corp.                                   24,002       1,246,424
Sunoco Inc.                                    30,933       1,237,629
Deluxe Corp.                                   26,690       1,234,679
Rational Software Corp./(1)/                   77,857       1,232,476
Alberto-Culver Co. "B"                         22,793       1,230,822
Citizens Communications Co./(1)/              112,830       1,212,923
Conexant Systems Inc./(1)/                    100,357       1,209,302
Bard (C.R.) Inc.                               20,440       1,206,982
Liz Claiborne Inc.                             42,368       1,201,556
CMS Energy Corp.                               52,882       1,196,720
CIENA Corp./(1)/                              131,556       1,184,004
American Power Conversion Corp./(1)/           78,311       1,157,437
Bemis Co.                                      21,274       1,156,242
Watson Pharmaceuticals Inc./(1)/               42,583       1,153,573
Pulte Homes Inc.                               23,653       1,131,796
Temple-Inland Inc.                             19,838       1,125,211
Hasbro Inc.                                    69,269       1,095,836
PMC-Sierra Inc./(1)/                           65,975       1,074,073
Navistar International Corp.                   23,928       1,060,010
Ball Corp.                                     22,084       1,042,806
Allied Waste Industries Inc./(1)/              79,203       1,029,639
Symbol Technologies Inc.                       90,988       1,022,705
Freeport-McMoRan Copper & Gold Inc./(1)/       57,730       1,017,203
Autodesk Inc.                                  21,769       1,016,395
Pall Corp.                                     49,183       1,007,760
Coors (Adolf) Company "B"                      14,578         983,578
Bausch & Lomb Inc.                             21,678         966,188
Manor Care Inc./(1)/                           41,319         962,733
Applied Micro Circuits Corp./(1)/             120,106         960,848
Brunswick Corp.                                35,074         958,222
Comverse Technology Inc./(1)/                  74,493         943,826
Humana Inc./(1)/                               68,098         921,366
PerkinElmer Inc.                               49,197         910,145
Palm Inc./(1)/                                227,872         909,209
Winn-Dixie Stores Inc.                         56,323         903,421
Tektronix Inc./(1)/                            37,129         878,472

Security                                       Shares           Value
---------------------------------------------------------------------
Rowan Companies Inc./(1)/                      37,883  $      872,824
Visteon Corp.                                  52,511         869,057
Providian Financial Corp.                     114,790         866,665
KB HOME                                        19,654         852,984
Avaya Inc./(1)/                               115,477         852,220
Meredith Corp.                                 19,891         845,566
Boise Cascade Corp.                            23,200         840,768
Millipore Corp.                                18,993         840,250
Quintiles Transnational Corp./(1)/             46,921         832,848
Nicor Inc.                                     18,100         824,455
Gateway Inc./(1)/                             129,797         820,317
Dillards Inc. "A"                              33,796         806,373
Snap-On Inc.                                   23,321         794,080
Cummins Inc.                                   16,649         786,332
Vitesse Semiconductor Corp./(1)/               75,419         739,106
Ryder System Inc.                              24,290         717,527
Crane Co.                                      24,075         658,211
United States Steel Corp.                      35,757         648,990
Parametric Technology Corp./(1)/              105,970         640,059
Big Lots Inc.                                  45,409         637,996
Reebok International Ltd./(1)/                 23,568         637,043
Cooper Tire & Rubber Co.                       29,248         633,219
Hercules Inc./(1)/                             43,272         575,950
Great Lakes Chemical Corp.                     20,307         572,048
Novell Inc./(1)/                              144,467         561,977
Peoples Energy Corp.                           14,199         559,157
Andrew Corp./(1)/                              32,510         543,892
Allegheny Technologies Inc.                    32,305         534,325
Tupperware Corp.                               23,356         531,349
Worthington Industries Inc.                    34,211         525,481
Thomas & Betts Corp.                           23,435         495,885
Conseco Inc./(1)/                             135,545         490,673
American Greetings Corp. "A"                   25,576         464,204
Louisiana-Pacific Corp.                        41,998         451,059
McDermott International Inc./(1)/              24,708         384,209
Power-One Inc./(1)/                            31,657         258,954
Sapient Corp./(1)/                             49,241         233,895
U.S. Airways Group Inc./(1)/                   27,040         174,408
---------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $4,767,525,826)                                  4,204,475,242
---------------------------------------------------------------------



SCHEDULES OF INVESTMENTS                                                      43
iShares S&P 500 Index Fund
Schedule of Investments (continued)
March 31, 2002

                                            Shares or
Security                                    Principal           Value
---------------------------------------------------------------------
SHORT TERM INSTRUMENTS - 1.79%
---------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     40,766,114  $   40,766,114
Dreyfus Money Market Fund                  10,418,978      10,418,978
General Electric Commercial Paper
  1.86%, 05/10/02                         $ 9,924,222       9,924,222
Goldman Sachs Financial Square
  Prime Obligation Fund                     1,205,623       1,205,623
Providian Temp Cash Money
  Market Fund                              12,992,133      12,992,133
---------------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $75,307,070)                                        75,307,070
---------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 101.68%
(Cost $4,842,832,896)                                   4,279,782,312
---------------------------------------------------------------------
Other Assets, Less Liabilities -- (1.68%)                 (70,836,315)
---------------------------------------------------------------------
NET ASSETS -- 100.00%                                  $4,208,945,997
=====================================================================

/(1)/  Non-income earning securities.

See notes to financial statements.



















44                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P 500/BARRA Growth Index Fund
Schedule of Investments
March 31, 2002



Security                                      Shares         Value
------------------------------------------------------------------
COMMON STOCKS - 99.91%
------------------------------------------------------------------
General Electric Co.                         895,116  $ 33,522,094
Microsoft Corp./(1)/                         487,831    29,421,088
Wal-Mart Stores Inc.                         401,526    24,609,529
Pfizer Inc.                                  566,318    22,505,477
Intel Corp.                                  604,704    18,389,049
Johnson & Johnson                            276,374    17,950,491
International Business Machines Corp.        155,199    16,140,696
Merck & Co. Inc.                             204,874    11,796,645
Coca-Cola Co. (The)                          223,889    11,700,439
Cisco Systems Inc./(1)/                      660,857    11,188,309
Procter & Gamble Co.                         116,719    10,515,215
Philip Morris Companies Inc.                 195,246    10,283,607
Home Depot Inc.                              211,088    10,260,988
PepsiCo Inc.                                 157,595     8,116,143
Wyeth                                        118,829     7,801,124
Lilly (Eli) and Co.                          101,225     7,713,345
Abbott Laboratories                          140,184     7,373,678
Fannie Mae                                    89,958     7,185,845
Bristol-Myers Squibb Co.                     174,362     7,059,917
Oracle Corp./(1)/                            495,357     6,340,570
Dell Computer Corp./(1)/                     234,905     6,133,370
Amgen Inc./(1)/                               94,375     5,632,300
Pharmacia Corp.                              116,771     5,264,037
Texas Instruments Inc.                       156,312     5,173,927
Medtronic Inc.                               109,036     4,929,518
Anheuser-Busch Companies Inc.                 79,701     4,160,392
Schering-Plough Corp.                        131,923     4,129,190
3M Co.                                        35,340     4,064,453
Applied Materials Inc./(1)/                   73,784     4,004,258
Walgreen Co.                                  91,971     3,604,343
Fifth Third Bancorp                           52,550     3,546,074
Target Corp.                                  81,384     3,509,278
Automatic Data Processing Inc.                55,863     3,255,137
Gillette Co. (The)                            95,066     3,233,195
Baxter International Inc.                     53,184     3,165,512
Kimberly-Clark Corp.                          47,276     3,056,393
Lowe's Companies Inc.                         69,781     3,034,776
First Data Corp.                              34,398     3,001,225
Unilever NV - NY Shares                       51,478     2,923,950
Cardinal Health Inc.                          40,466     2,868,635
Colgate-Palmolive Co.                         49,665     2,838,355
Marsh & McLennan Companies Inc.               24,764     2,791,893
Bank of New York Co. Inc. (The)               66,351     2,788,069
QUALCOMM Inc./(1)/                            69,086     2,600,397

Security                                      Shares         Value
------------------------------------------------------------------
Sun Microsystems Inc./(1)/                   292,270  $  2,577,821
Electronic Data Systems Corp.                 43,291     2,510,445
EMC Corp./(1)/                               199,759     2,381,127
Kohls Corp./(1)/                              30,188     2,147,876
UnitedHealth Group Inc.                       28,106     2,147,861
Sysco Corp.                                   60,043     1,790,482
Maxim Integrated Products Inc./(1)/           29,267     1,630,465
Mellon Financial Corp.                        42,213     1,629,000
State Street Corp.                            29,246     1,619,643
Schwab (Charles) Corp. (The)                 123,245     1,613,277
General Mills Inc.                            32,860     1,605,211
Kroger Co./(1)/                               72,177     1,599,442
Omnicom Group Inc.                            16,780     1,584,032
Veritas Software Corp./(1)/                   36,085     1,581,606
Concord EFS Inc./(1)/                         45,662     1,518,261
Best Buy Co. Inc./(1)/                        19,110     1,513,512
Harley-Davidson Inc.                          27,306     1,505,380
Immunex Corp./(1)/                            49,151     1,487,309
Analog Devices Inc./(1)/                      32,848     1,479,474
Sara Lee Corp.                                70,587     1,465,386
USA Education Inc.                            14,108     1,379,762
Siebel Systems Inc./(1)/                      41,717     1,360,391
Paychex Inc.                                  33,773     1,340,788
Forest Laboratories Inc. "A"/(1)/             16,075     1,313,327
Heinz (H.J.) Co.                              31,506     1,307,499
Linear Technology Corp.                       28,538     1,261,950
Kellogg Co.                                   36,606     1,228,863
Northern Trust Corp.                          20,026     1,203,763
Xilinx Inc./(1)/                              30,136     1,201,221
Guidant Corp./(1)/                            27,512     1,191,820
McGraw-Hill Companies Inc. (The)              17,419     1,188,847
Interpublic Group of Companies Inc.           34,078     1,168,194
Avon Products Inc.                            21,297     1,156,853
KLA-Tencor Corp./(1)/                         16,847     1,120,325
Wrigley (William Jr.) Co.                     20,312     1,082,833
Stryker Corp./(1)/                            17,752     1,070,978
PeopleSoft Inc./(1)/                          27,241       995,114
Campbell Soup Co.                             36,883       988,464
TJX Companies Inc.                            24,526       981,285
Yahoo! Inc./(1)/                              52,238       964,836
Pitney Bowes Inc.                             21,926       938,433
Clorox Co.                                    20,970       914,921
Sprint Corp. (PCS Group)/(1)/                 88,828       914,040
Boston Scientific Corp./(1)/                  36,377       912,699
Bed Bath & Beyond Inc./(1)/                   26,091       880,571
MedImmune Inc./(1)/                           22,308       877,374




SCHEDULES OF INVESTMENTS                                                      45
iShares S&P 500/BARRA Growth Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                      Shares         Value
------------------------------------------------------------------
Adobe Systems Inc.                            21,374  $    861,158
Hershey Foods Corp.                           12,259       840,232
Genzyme Corp. - General Division/(1)/         19,072       832,874
Mattel Inc.                                   38,957       811,864
Univision Communications Inc./(1)/            18,972       796,824
Starbucks Corp./(1)/                          34,324       793,914
Fiserv Inc./(1)/                              17,106       786,705
Chiron Corp./(1)/                             17,043       782,103
King Pharmaceuticals Inc./(1)/                22,178       776,452
TRICON Global Restaurants Inc./(1)/           13,173       774,309
Cintas Corp.                                  15,335       764,603
Altera Corp./(1)/                             34,738       759,720
Allergan Inc.                                 11,751       759,702
Intuit Inc./(1)/                              19,142       734,287
Block (H & R) Inc.                            16,428       730,225
Lexmark International Inc. "A"/(1)/           11,723       670,321
AutoZone Inc./(1)/                             9,629       662,957
Biomet Inc.                                   24,242       655,989
Biogen Inc./(1)/                              13,318       653,381
New York Times Co. "A"                        13,593       650,561
Network Appliance Inc./(1)/                   29,905       609,464
St. Jude Medical Inc./(1)/                     7,879       607,865
Avery Dennison Corp.                           9,925       605,723
IMS Health Inc.                               26,591       596,968
Zimmer Holdings Inc./(1)/                     17,508       596,147
UST Inc.                                      15,054       586,052
Moody's Corp.                                 14,077       578,565
NVIDIA Corp./(1)/                             13,019       577,523
Ecolab Inc.                                   11,535       527,380
Family Dollar Stores Inc.                     15,547       520,980
International Game Technology/(1)/             8,036       500,804
Edison International/(1)/                     29,387       492,232
Plum Creek Timber Co. Inc.                    16,364       486,174
RadioShack Corp.                              16,175       485,897
Robert Half International Inc./(1)/           15,826       467,184
Tiffany & Co.                                 13,075       464,816
Convergys Corp./(1)/                          15,545       459,666
Dow Jones & Co. Inc.                           7,582       441,424
Applera Corp. - Applied Biosystems Group      19,134       427,645
QLogic Corp./(1)/                              8,378       414,879
Equifax Inc.                                  13,088       391,331

Security                                      Shares         Value
------------------------------------------------------------------
Nextel Communications Inc. "A"/(1)/           71,977  $    387,236
Stanley Works (The)                            7,722       357,143
Sealed Air Corp./(1)/                          7,569       356,349
Waters Corp./(1)/                             11,701       327,277
Maytag Corp.                                   6,943       307,228
International Flavors & Fragrances Inc.        8,562       299,413
Citrix Systems Inc./(1)/                      16,954       292,965
Mercury Interactive Corp./(1)/                 7,472       281,321
Deluxe Corp.                                   5,993       277,236
Rational Software Corp./(1)/                  17,508       277,152
Bard (C.R.) Inc.                               4,612       272,339
PMC-Sierra Inc./(1)/                          14,898       242,539
Avaya Inc./(1)/                               26,735       197,304
Millipore Corp.                                4,286       189,613
Parametric Technology Corp./(1)/              23,609       142,598
Tupperware Corp.                               5,236       119,119
U.S. Airways Group Inc./(1)/                   6,132        39,551
------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $483,180,180)                                   464,218,970
------------------------------------------------------------------
SHORT TERM INSTRUMENTS - 3.06%
------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     8,226,518     8,226,518
Dreyfus Money Market Fund                  2,854,577     2,854,577
Goldman Sachs Financial Square Prime
  Obligation Fund                            496,497       496,497
Providian Temp Cash Money Market Fund      2,656,760     2,656,760
------------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $14,234,352)                                     14,234,352
------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 102.97%
(Cost $497,414,532)                                    478,453,322
------------------------------------------------------------------
Other Assets, Less Liabilities -- (2.97%)              (13,797,649)
------------------------------------------------------------------
NET ASSETS -- 100.00%                                 $464,655,673
==================================================================


/(1)/ Non-income earning securities.

See notes to financial statements.

46                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P 500/BARRA Value Index Fund
Schedule of Investments
March 31, 2002



Security                                      Shares         Value
------------------------------------------------------------------
COMMON STOCKS - 99.91%
------------------------------------------------------------------
Exxon Mobil Corp.                            748,897  $ 32,824,156
Citigroup Inc.                               563,264    27,892,833
American International Group Inc.            285,974    20,630,164
SBC Communications Inc.                      367,022    13,741,304
Verizon Communications Inc.                  297,231    13,568,595
Royal Dutch Petroleum Co. - NY Shares        232,568    12,633,094
Bank of America Corp.                        172,240    11,715,765
AOL Time Warner Inc./(1)/                    484,666    11,462,351
ChevronTexaco Corp.                          116,744    10,538,481
Viacom Inc. "B"/(1)/                         194,155     9,391,277
Wells Fargo & Co.                            185,607     9,168,986
JP Morgan Chase & Co.                        216,026     7,701,327
BellSouth Corp.                              205,577     7,577,568
Tyco International Ltd.                      218,523     7,062,663
Morgan Stanley Dean Witter & Co.             120,517     6,906,829
AT&T Corp.                                   387,530     6,084,221
American Express Co.                         146,138     5,985,812
Wachovia Corp.                               148,978     5,524,104
Bank One Corp.                               127,714     5,335,891
Du Pont (E.I.) de Nemours & Co.              112,304     5,295,134
Walt Disney Co. (The)                        223,309     5,153,972
Merrill Lynch & Co. Inc.                      92,219     5,107,088
Freddie Mac                                   76,147     4,825,435
U.S. Bancorp                                 208,986     4,716,814
Boeing Co. (The)                              91,756     4,427,227
FleetBoston Financial Corp.                  114,286     4,000,010
McDonald's Corp.                             140,791     3,906,950
United Technologies Corp.                     51,717     3,837,401
Hewlett-Packard Co.                          212,482     3,811,927
Schlumberger Ltd.                             63,051     3,708,660
General Motors Corp. "A"                      60,832     3,677,294
MBNA Corp.                                    93,285     3,598,002
Alcoa Inc.                                    92,830     3,503,404
Washington Mutual Inc.                       105,490     3,494,884
Motorola Inc.                                243,806     3,462,045
Duke Energy Corp.                             90,450     3,419,010
Honeywell International Inc.                  89,072     3,408,785
Clear Channel Communications Inc./(1)/        65,446     3,364,579
Comcast Corp. "A"/(1)/                       103,489     3,290,950
Ford Motor Company                           198,366     3,271,055
Dow Chemical Co. (The)                        98,800     3,232,736
Allstate Corp. (The)                          78,082     2,949,157

Security                                      Shares         Value
------------------------------------------------------------------
Household International Inc.                  50,143  $  2,848,122
Lockheed Martin Corp.                         48,535     2,794,645
AT&T Wireless Services Inc./(1)/             296,035     2,649,513
Emerson Electric Co.                          46,087     2,644,933
Phillips Petroleum Co.                        41,772     2,623,282
MetLife Inc.                                  79,396     2,500,974
HCA Inc.                                      56,409     2,486,509
Safeway Inc./(1)/                             54,963     2,474,434
El Paso Corp.                                 55,914     2,461,893
Illinois Tool Works Inc.                      33,393     2,415,984
Tenet Healthcare Corp./(1)/                   35,639     2,388,526
International Paper Co.                       52,792     2,270,584
Gannett Co. Inc.                              28,992     2,206,291
WorldCom Corp./(1)/                          323,102     2,177,707
Micron Technology Inc./(1)/                   65,657     2,160,115
Caterpillar Inc.                              37,578     2,136,309
SunTrust Banks Inc.                           31,616     2,109,736
Carnival Corp. "A"                            64,223     2,096,881
General Dynamics Corp.                        22,121     2,078,268
Cendant Corp./(1)/                           107,529     2,064,557
National City Corp.                           66,369     2,041,510
Southern Co.                                  76,164     2,017,584
Conoco Inc.                                   68,536     1,999,880
Costco Wholesale Corp./(1)/                   49,544     1,972,842
Compaq Computer Corp.                        186,060     1,944,327
PNC Financial Services Group (The)            31,497     1,936,751
BB&T Corp.                                    50,405     1,920,935
FedEx Corp./(1)/                              32,673     1,898,301
Alltel Corp.                                  33,989     1,888,089
Dominion Resources Inc.                       28,802     1,876,738
Waste Management Inc.                         68,787     1,874,446
Exelon Corp.                                  35,149     1,861,843
Hartford Financial Services
  Group Inc.                                  26,849     1,828,954
Sears, Roebuck and Co.                        35,315     1,810,600
Agilent Technologies Inc./(1)/                50,657     1,770,969
Lucent Technologies Inc./(1)/                373,981     1,768,930
Nike Inc. "B"                                 29,322     1,759,613
Raytheon Co.                                  42,823     1,757,884
Lehman Brothers Holdings Inc.                 26,690     1,725,242
Union Pacific Corp.                           27,207     1,690,643
AFLAC Inc.                                    57,195     1,687,253
American Electric Power Co. Inc.              35,299     1,626,931
Southwest Airlines Co.                        83,810     1,621,724
CIGNA Corp.                                   15,835     1,605,511




SCHEDULES OF INVESTMENTS                                                      47
iShares S&P 500/BARRA Value Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                      Shares         Value
------------------------------------------------------------------
COMMON STOCKS (continued)
------------------------------------------------------------------
TXU Corp.                                     29,056  $  1,583,843
Nortel Networks Corp.                        350,587     1,574,136
Anadarko Petroleum Corp.                      27,242     1,537,538
Weyerhaeuser Co.                              24,111     1,515,617
Capital One Financial Corp.                   23,540     1,503,029
Qwest Communications
  International Inc.                         182,358     1,498,983
Sprint Corp. (FON Group)                      97,196     1,486,127
Tribune Co.                                   32,628     1,483,269
Albertson's Inc.                              44,494     1,474,531
CVS Corp.                                     42,805     1,469,496
ConAgra Foods Inc.                            58,867     1,427,525
Gap Inc. (The)                                94,487     1,421,084
Baker Hughes Inc.                             36,776     1,406,682
Alcan Inc.                                    35,128     1,392,123
Computer Associates International Inc.        63,067     1,380,537
Masco Corp.                                   50,272     1,379,966
Northrop Grumman Corp.                        12,088     1,366,548
Equity Office Properties Trust                45,408     1,361,786
Chubb Corp.                                   18,564     1,357,028
XL Capital Ltd. "A"                           14,517     1,355,162
Progressive Corp. (The)                        8,043     1,340,125
Williams Companies Inc.                       56,458     1,330,150
Air Products & Chemicals Inc.                 24,908     1,286,498
Burlington Northern Santa Fe Corp.            42,083     1,270,065
Hancock (John) Financial
  Services Inc.                               32,701     1,248,851
KeyCorp                                       46,391     1,236,320
Loews Corp.                                   20,973     1,228,598
Comerica Inc.                                 19,494     1,219,740
Progress Energy Inc.                          23,944     1,198,158
Franklin Resources Inc.                       28,567     1,197,529
Occidental Petroleum Corp.                    40,913     1,192,614
Marriott International Inc. "A"               26,423     1,187,714
Newmont Mining Corp.                          42,888     1,187,569
ACE Ltd.                                      28,418     1,185,031
Deere & Co.                                   25,905     1,179,973
McKesson Corp.                                31,312     1,172,008
Transocean Sedco Forex Inc.                   34,906     1,159,926
Danaher Corp.                                 16,267     1,155,282
FPL Group Inc.                                19,288     1,148,600
FirstEnergy Corp.                             32,611     1,127,688
May Department Stores Co. (The)               32,070     1,117,640


Security                                      Shares         Value
------------------------------------------------------------------
Dynegy Inc. "A"                               38,452  $  1,115,108
Golden West Financial Corp.                   17,279     1,097,217
Barrick Gold Corp.                            58,725     1,089,936
Becton Dickinson & Co.                        28,345     1,069,173
Lincoln National Corp.                        20,766     1,053,459
Praxair Inc.                                  17,594     1,052,121
Entergy Corp.                                 24,196     1,050,348
Unocal Corp.                                  26,722     1,040,822
St. Paul Companies Inc.                       22,693     1,040,474
Public Service Enterprise Group Inc.          22,604     1,035,263
AON Corp.                                     29,480     1,031,800
Broadcom Corp. "A"/(1)/                       28,717     1,030,940
Rohm & Haas Co. "A"                           24,154     1,020,990
Xcel Energy Inc.                              40,131     1,017,321
PPG Industries Inc.                           18,457     1,013,474
Limited Inc. (The)                            56,592     1,012,997
Norfolk Southern Corp.                        42,247     1,011,393
Staples Inc./(1)/                             50,570     1,009,883
WellPoint Health Networks Inc./(1)/           15,858     1,009,679
Archer-Daniels-Midland Co.                    71,844     1,000,780
PG&E Corp./(1)/                               42,442       999,934
SouthTrust Corp.                              37,760       996,864
Eastman Kodak Co.                             31,877       993,606
Delphi Automotive Systems Corp.               61,388       981,594
Marathon Oil Corp.                            33,902       976,378
Consolidated Edison Inc.                      23,259       974,785
Synovus Financial Corp.                       31,915       972,769
Computer Sciences Corp./(1)/                  18,648       946,386
Newell Rubbermaid Inc.                        29,209       933,520
Ingersoll-Rand Co. "A"                        18,405       920,618
Coca-Cola Enterprises Inc.                    48,713       914,830
Apple Computer Inc./(1)/                      38,510       911,532
Dover Corp.                                   22,144       907,904
CSX Corp.                                     23,340       889,487
MBIA Inc.                                     16,247       888,548
Burlington Resources Inc.                     22,012       882,461
AmSouth Bancorp                               39,900       877,002
JDS Uniphase Corp./(1)/                      147,713       870,030
Federated Department Stores Inc./(1)/         21,034       859,239
Regions Financial Corp.                       24,892       855,040
Apache Corp.                                  15,006       853,541
Equity Residential Properties Trust           29,666       852,601
Novellus Systems Inc./(1)/                    15,711       850,594
Xerox Corp./(1)/                              78,876       847,917
Johnson Controls Inc.                          9,574       845,480



48                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P 500/BARRA Value Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                      Shares         Value
------------------------------------------------------------------
COMMON STOCKS (continued)
------------------------------------------------------------------
Reliant Energy Inc.                           32,644  $    841,889
Jefferson-Pilot Corp.                         16,472       824,918
Devon Energy Corp.                            17,022       821,652
Starwood Hotels & Resorts
  Worldwide Inc.                              21,657       814,520
DTE Energy Co.                                17,812       810,446
Pepsi Bottling Group Inc.                     31,104       804,660
MGIC Investment Corp.                         11,746       803,779
Halliburton Co.                               47,059       803,297
Fortune Brands Inc.                           16,265       803,003
Corning Inc.                                 103,603       789,455
Textron Inc.                                  15,448       789,393
Teradyne Inc./(1)/                            19,814       781,266
AmerisourceBergen Corp.                       11,355       775,547
Cincinnati Financial Corp.                    17,714       773,393
Amerada Hess Corp.                             9,722       771,538
Charter One Financial Inc.                    24,607       768,231
Georgia-Pacific Corp.                         25,161       753,572
UNUMProvident Corp.                           26,499       740,117
Molex Inc.                                    21,322       739,234
Marshall & Ilsley Corp.                       11,639       724,411
MeadWestvaco Corp.                            21,726       720,217
Union Planters Corp.                          15,074       714,357
TRW Inc.                                      13,840       712,345
Solectron Corp./(1)/                          89,916       701,345
Genuine Parts Co.                             18,949       696,755
Kerr-McGee Corp.                              10,989       690,659
Sabre Holdings Corp./(1)/                     14,700       686,637
Bear Stearns Companies Inc. (The)             10,907       684,414
LSI Logic Corp./(1)/                          40,205       683,485
Ambac Financial Group Inc.                    11,552       682,377
Sanmina-SCI Corp./(1)/                        57,049       670,326
Office Depot Inc./(1)/                        33,652       667,992
Nabors Industries Inc./(1)/                   15,426       651,749
Kinder Morgan Inc.                            13,436       650,705
National Semiconductor Corp./(1)/             19,291       649,914
Cinergy Corp.                                 18,047       645,180
Ameren Corp.                                  15,084       644,841
Parker Hannifin Corp.                         12,850       641,215
Mirant Corp./(1)/                             43,905       634,427
PPL Corp.                                     16,013       634,275
Knight Ridder Inc.                             9,222       633,459
HEALTHSOUTH Corp./(1)/                        42,957       616,433


Security                                      Shares         Value
------------------------------------------------------------------
Eaton Corp.                                    7,606  $    615,934
PACCAR Inc.                                    8,405       615,330
ITT Industries Inc.                            9,706       611,866
Aetna Inc.                                    15,711       609,901
Noble Drilling Corp./(1)/                     14,497       600,031
Countrywide Credit Industries Inc.            13,385       598,979
Penney (J.C.) Co. Inc. (The)                  28,889       598,291
Zions Bancorporation                          10,034       594,715
Stilwell Financial Inc.                       24,237       593,564
Dollar General Corp.                          36,235       589,906
Hilton Hotels Corp.                           40,438       578,263
Grainger (W.W.) Inc.                          10,231       575,289
Sempra Energy                                 22,685       570,528
Allegheny Energy Inc.                         13,709       566,867
Whirlpool Corp.                                7,353       555,519
Constellation Energy Group Inc.               17,943       553,542
KeySpan Corp.                                 15,198       553,055
Health Management Associates
  Inc. "A"/(1)/                               26,539       550,153
Nucor Corp.                                    8,537       548,417
Torchmark Corp.                               13,590       547,541
Advanced Micro Devices Inc./(1)/              37,212       547,389
Brown-Forman Corp. "B"                         7,471       543,590
Harrah's Entertainment Inc./(1)/              12,273       543,203
Huntington Bancshares Inc.                    27,528       542,302
Leggett & Platt Inc.                          21,495       533,076
Vulcan Materials Co.                          11,094       527,409
Compuware Corp./(1)/                          40,741       525,966
CenturyTel Inc.                               15,464       525,776
T. Rowe Price Group Inc.                      13,505       525,750
AES Corp. (The)/(1)/                          58,403       525,627
VF Corp.                                      12,144       525,228
NiSource Inc.                                 22,677       520,437
BMC Software Inc./(1)/                        26,753       520,346
Darden Restaurants Inc.                       12,771       518,375
EOG Resources Inc.                            12,625       512,070
Jabil Circuit Inc./(1)/                       21,607       508,413
Rockwell Collins Inc.                         20,127       507,603
Sherwin-Williams Co. (The)                    16,883       480,828
Jones Apparel Group Inc./(1)/                 13,736       480,073
NCR Corp./(1)/                                10,643       476,274
Tellabs Inc./(1)/                             44,934       470,459
Goodyear Tire & Rubber Co. (The)              17,891       457,473
SAFECO Corp.                                  13,979       447,887
AMR Corp./(1)/                                16,948       447,597


SCHEDULES OF INVESTMENTS                                                      49
iShares S&P 500/BARRA Value Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                      Shares         Value
------------------------------------------------------------------
COMMON STOCKS (continued)
------------------------------------------------------------------
Delta Air Lines Inc.                          13,513  $    442,145
Engelhard Corp.                               14,222       441,309
Unisys Corp./(1)/                             34,936       441,242
Placer Dome Inc.                              35,992       440,902
TECO Energy Inc.                              15,268       437,123
Cooper Industries Inc.                        10,259       430,365
Calpine Corp./(1)/                            33,434       424,612
Pinnacle West Capital Corp.                    9,277       420,712
TMP Worldwide Inc./(1)/                       12,135       418,293
Circuit City Stores Inc. - Circuit
  City Group                                  22,820       411,673
Eastman Chemical Co.                           8,433       411,446
Black & Decker Corp.                           8,687       404,293
Thermo Electron Corp./(1)/                    19,491       404,048
Rockwell International Corp.                  20,127       403,748
Wendy's International Inc.                    11,484       401,710
Scientific-Atlanta Inc.                       17,140       395,934
Inco Ltd./(1)/                                19,947       390,363
Toys R Us Inc./(1)/                           21,624       388,367
Donnelley (R.R.) & Sons Co.                   12,414       386,075
Sigma-Aldrich Corp.                            8,040       377,558
SUPERVALU Inc.                                14,585       376,293
Phelps Dodge Corp.                             8,633       363,449
Nordstrom Inc.                                14,728       360,836
Fluor Corp.                                    8,790       358,544
Goodrich Co.                                  11,181       353,767
ADC Telecommunications Inc./(1)/              86,523       352,150
Dana Corp.                                    16,283       349,596
Pactiv Corp./(1)/                             17,443       349,209
Centex Corp.                                   6,680       346,892
Ashland Inc.                                   7,544       343,327
Conexant Systems Inc./(1)/                    27,929       336,544
Alberto-Culver Co. "B"                         6,207       335,178
Sunoco Inc.                                    8,301       332,123
CMS Energy Corp.                              14,570       329,719
Citizens Communications Co./(1)/              30,666       329,660
Liz Claiborne Inc.                            11,516       326,594
CIENA Corp./(1)/                              35,865       322,785
American Power Conversion Corp./(1)/          21,441       316,898
Watson Pharmaceuticals Inc./(1)/              11,679       316,384
Bemis Co.                                      5,758       312,947
Pulte Homes Inc.                               6,532       312,556
Temple-Inland Inc.                             5,392       305,834

Security                                      Shares         Value
------------------------------------------------------------------
Hasbro Inc.                                   18,920  $    299,314
Navistar International Corp.                   6,516       288,659
Ball Corp.                                     6,006       283,603
Symbol Technologies Inc.                      25,020       281,225
Allied Waste Industries Inc./(1)/             21,585       280,605
Autodesk Inc.                                  5,989       279,626
Freeport-McMoRan Copper &
  Gold Inc./(1)/                              15,778       278,008
Pall Corp.                                    13,375       274,054
Coors (Adolf) Company "B"                      3,975       268,193
Bausch & Lomb Inc.                             5,893       262,651
Brunswick Corp.                                9,597       262,190
Applied Micro Circuits Corp./(1)/             32,713       261,704
Manor Care Inc./(1)/                          11,198       260,913
Comverse Technology Inc./(1)/                 20,340       257,708
Humana Inc./(1)/                              18,473       249,940
PerkinElmer Inc.                              13,506       249,861
Palm Inc./(1)/                                62,253       248,389
Winn-Dixie Stores Inc.                        15,385       246,775
Tektronix Inc./(1)/                           10,102       239,013
KB HOME                                        5,496       238,526
Visteon Corp.                                 14,286       236,433
Rowan Companies Inc./(1)/                     10,234       235,791
Providian Financial Corp.                     31,085       234,692
Quintiles Transnational Corp./(1)/            13,112       232,738
Meredith Corp.                                 5,405       229,767
Boise Cascade Corp.                            6,340       229,762
Gateway Inc./(1)/                             35,503       224,379
Nicor Inc.                                     4,887       222,603
Dillards Inc. "A"                              9,151       218,343
Snap-On Inc.                                   6,352       216,286
Cummins Inc.                                   4,546       214,708
Vitesse Semiconductor Corp./(1)/              21,336       209,093
Ryder System Inc.                              6,647       196,352
Crane Co.                                      6,522       178,311
United States Steel Corp.                      9,729       176,581
Big Lots Inc.                                 12,487       175,442
Reebok International Ltd./(1)/                 6,433       173,884
Cooper Tire & Rubber Co.                       7,947       172,053
Hercules Inc./(1)/                            11,850       157,724
Great Lakes Chemical Corp.                     5,511       155,245
Novell Inc./(1)/                              39,685       154,375
Peoples Energy Corp.                           3,865       152,204
Andrew Corp./(1)/                              8,867       148,345
Allegheny Technologies Inc.                    8,781       145,238


50                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P 500/BARRA Value Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                      Shares         Value
------------------------------------------------------------------
COMMON STOCKS (continued)
------------------------------------------------------------------
Worthington Industries Inc.                    9,335  $    143,386
Conseco Inc./(1)/                             37,784       136,778
Thomas & Betts Corp.                           6,380       135,001
American Greetings Corp. "A"                   6,916       125,525
Louisiana-Pacific Corp.                       11,420       122,651
McDermott International Inc./(1)/              6,719       104,480
Power-One Inc./(1)/                            8,626        70,561
Sapient Corp./(1)/                            13,867        65,868
------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $621,526,375)                                   585,532,659
------------------------------------------------------------------

Security                                      Shares         Value
------------------------------------------------------------------
SHORT TERM INSTRUMENTS - 2.51%
------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     8,137,040  $  8,137,040
Dreyfus Money Market Fund                  3,630,271     3,630,271
Goldman Sachs Financial Square Prime
  Obligation Fund                            170,099       170,099
Providian Temp Cash Money Market Fund      2,735,482     2,735,482
------------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $14,672,892)                                     14,672,892
------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 102.42%
(Cost $636,199,267)                                    600,205,551
------------------------------------------------------------------
Other Assets, Less Liabilities - (2.42%)               (14,154,967)
------------------------------------------------------------------
NET ASSETS -- 100.00%                                 $586,050,584
==================================================================

/(1)/ Non-income earning securities.

See notes to financial statements.

SCHEDULES OF INVESTMENTS                                                      51
iShares S&P MidCap 400 Index Fund
Schedule of Investments
March 31, 2002

Security                                      Shares         Value
--------------------------------------------------------------------
COMMON STOCKS - 99.94%
--------------------------------------------------------------------
IDEC Pharmaceuticals Corp./(1)/                102,555  $  6,594,287
SunGard Data Systems Inc./(1)/                 187,826     6,192,623
Electronic Arts Inc./(1)/                       92,773     5,640,598
Quest Diagnostics Inc./(1)/                     64,700     5,360,395
M&T Bank Corp.                                  62,472     5,020,875
Affiliated Computer Services
  Inc. "A"/(1)/                                 88,194     4,950,329
Gilead Sciences Inc./(1)/                      130,040     4,680,140
Millennium Pharmaceuticals Inc./(1)/           188,211     4,198,987
Apollo Group Inc. "A"/(1)/                      77,386     4,144,020
R.J. Reynolds Tobacco Holdings Inc.             62,718     4,060,991
DST Systems Inc./(1)/                           80,937     4,030,663
Symantec Corp./(1)/                             95,615     3,940,294
North Fork Bancorp Inc.                        109,099     3,879,560
Washington Post Company (The) "B"                6,384     3,875,280
SPX Corp./(1)/                                  27,096     3,836,252
National Commerce Financial Corp.              136,852     3,804,486
Microchip Technology Inc./(1)/                  89,363     3,738,054
Cadence Design Systems Inc./(1)/               164,394     3,716,948
Weatherford International Inc./(1)/             77,144     3,674,369
BJ Services Co./(1)/                           105,153     3,624,624
Valero Energy Corp.                             71,408     3,536,124
Telephone & Data Systems Inc.                   39,342     3,471,932
American Standard Companies Inc./(1)/           48,251     3,413,758
Atmel Corp./(1)/                               313,041     3,174,236
SEI Investment Co.                              72,609     3,108,391
Radian Group Inc.                               63,002     3,092,138
Express Scripts Inc. "A"/(1)/                   53,233     3,065,688
CDW Computer Centers Inc./(1)/                  59,298     2,985,061
First Tennessee National Corp.                  85,140     2,984,157
Tyson Foods Inc. "A"                           237,920     2,969,242
L-3 Communications Holdings Inc./(1)/           26,311     2,946,832
American Water Works Co. Inc.                   67,204     2,943,535
GreenPoint Financial Corp.                      67,305     2,941,228
Murphy Oil Corp.                                30,448     2,923,008
BISYS Group Inc. (The)/(1)/                     79,945     2,818,061
Westwood One Inc./(1)/                          72,098     2,764,958
ENSCO International Inc.                        90,550     2,729,177
TCF Financial Corp.                             51,518     2,710,362
Golden State Bancorp Inc.                       91,273     2,709,895
Banknorth Group Inc.                           102,028     2,688,438
Compass Bancshares Inc.                         85,728     2,646,423
Mohawk Industries Inc./(1)/                     44,025     2,645,462


Security                                      Shares         Value
--------------------------------------------------------------------
Hillenbrand Industries Inc.                     42,103  $  2,594,808
Old Republic International Corp.                79,957     2,556,225
Hormel Foods Corp.                              93,221     2,549,594
Mylan Laboratories Inc.                         84,617     2,492,817
Lam Research Corp./(1)/                         84,547     2,478,918
Dollar Tree Stores Inc./(1)/                    75,450     2,475,514
Oxford Health Plans Inc./(1)/                   58,810     2,457,670
D.R. Horton Inc.                                65,140     2,455,778
ChoicePoint Inc./(1)/                           42,261     2,434,234
Sovereign Bancorp Inc.                         172,219     2,419,677
Everest Re Group Ltd.                           34,438     2,387,931
Legg Mason Inc.                                 44,918     2,384,247
McCormick & Co. Inc.                            46,624     2,383,885
E*TRADE Group Inc./(1)/                        250,515     2,359,851
Edwards (A.G.) Inc.                             53,583     2,356,580
Aquila Inc.                                     94,496     2,347,281
Integrated Device Technology Inc./(1)/          70,116     2,330,656
Network Associates Inc./(1)/                    94,599     2,289,296
Ocean Energy Inc.                              115,500     2,285,745
Health Net Inc./(1)/                            83,051     2,278,919
Lennar Corp.                                    43,187     2,278,546
PMI Group Inc. (The)                            29,921     2,266,815
Smith International Inc./(1)/                   33,209     2,249,910
Synopsys Inc./(1)/                              40,657     2,242,640
Neuberger Berman Inc.                           47,315     2,216,708
Dean Foods Co./(1)/                             29,234     2,213,598
Cytyc Corp./(1)/                                81,779     2,201,491
Vishay Intertechnology Inc./(1)/               107,041     2,177,214
DPL Inc.                                        85,052     2,173,079
BJ's Wholesale Club Inc./(1)/                   48,533     2,169,425
Ceridian Corp./(1)/                             98,380     2,169,279
AmeriCredit Corp./(1)/                          57,033     2,166,684
Avnet Inc.                                      79,768     2,158,522
SCANA Corp.                                     70,373     2,153,414
Park Place Entertainment Corp./(1)/            202,603     2,137,462
IVAX Corp./(1)/                                132,699     2,129,819
Hispanic Broadcasting Corp./(1)/                72,916     2,123,314
Republic Services Inc. "A"/(1)/                113,651     2,123,001
Brinker International Inc./(1)/                 65,387     2,119,193
Expeditors International Washington Inc.        34,667     2,114,687
Beckman Coulter Inc.                            41,275     2,107,914
Lear Corp./(1)/                                 43,161     2,054,464
Abercrombie & Fitch Co. "A"/(1)/                66,451     2,046,691
Hibernia Corp. "A"                             106,974     2,043,203

52                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P MidCap 400 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
--------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------
Mercantile Bankshares Corp.                     46,967  $  2,031,792
Ross Stores Inc.                                53,446     2,021,862
RF Micro Devices Inc./(1)/                     112,482     2,013,428
Commerce Bancorp Inc.                           44,443     1,995,491
D&B/(1)/                                        49,853     1,994,619
Patterson Dental Co./(1)/                       45,506     1,989,977
Manpower Inc.                                   51,153     1,988,829
Lincare Holdings Inc./(1)/                      72,397     1,963,407
Smithfield Foods Inc./(1)/                      75,009     1,957,735
Diebold Inc.                                    48,005     1,955,724
Wisconsin Energy Corp.                          78,295     1,947,980
DENTSPLY International Inc.                     52,384     1,941,351
International Rectifier Corp./(1)/              42,656     1,937,009
Fastenal Co.                                    25,543     1,923,899
Fairchild Semiconductor International
  Corp. "A"/(1)/                                67,043     1,917,430
CH Robinson Worldwide Inc.                      56,841     1,909,858
Barr Laboratories Inc./(1)/                     29,001     1,908,846
New York Community Bancorp Inc.                 68,810     1,902,597
Arrow Electronics Inc./(1)/                     66,993     1,873,794
Northeast Utilities                             94,259     1,872,926
Gallagher (Arthur J.) & Co.                     56,987     1,867,464
Cypress Semiconductor Corp./(1)/                80,868     1,859,964
Eaton Vance Corp.                               46,535     1,859,073
Cooper Cameron Corp./(1)/                       36,267     1,853,606
Outback Steakhouse Inc./(1)/                    51,485     1,841,618
Sonoco Products Co.                             64,298     1,839,566
Certegy Inc./(1)/                               46,263     1,836,641
Bowater Inc.                                    36,729     1,829,104
Unitrin Inc.                                    45,368     1,823,794
Astoria Financial Corp.                         62,057     1,802,756
Entercom Communications Corp./(1)/              32,831     1,801,437
Alliant Energy Corp.                            58,819     1,777,510
Trigon Healthcare Inc./(1)/                     24,038     1,774,485
Apogent Technologies Inc./(1)/                  71,431     1,762,917
Williams-Sonoma Inc./(1)/                       38,294     1,761,141
ICN Pharmaceuticals Inc.                        54,779     1,739,233
Semtech Corp./(1)/                              47,318     1,727,107
First Virginia Banks Inc.                       32,146     1,723,990
Tidewater Inc.                                  40,689     1,723,179
Investment Technology Group Inc./(1)/           32,651     1,722,014
Belo Corp.                                      73,996     1,720,407
Energy East Corp.                               78,529     1,708,006


Security                                       Shares         Value
--------------------------------------------------------------------
Tech Data Corp./(1)/                            37,053  $  1,700,362
City National Corp.                             32,311     1,699,882
Potomac Electric Power Co.                      72,197     1,685,800
Associated Banc-Corp                            44,171     1,679,823
Viad Corp.                                      59,709     1,671,852
Triad Hospitals Inc./(1)/                       48,447     1,665,608
Universal Health Services Inc. "B"/(1)/         40,271     1,661,179
Polycom Inc./(1)/                               67,054     1,649,528
FirstMerit Corp.                                57,062     1,642,815
ALLETE Inc.                                     56,454     1,642,247
Investors Financial Services Corp.              21,593     1,642,148
Waddell & Reed Financial Inc. "A"               53,853     1,641,439
International Speedway Corp. "A"                35,724     1,632,587
Omnicare Inc.                                   62,839     1,626,902
NSTAR                                           35,651     1,616,416
First Health Group Corp./(1)/                   66,949     1,615,479
Tootsie Roll Industries Inc.                    34,940     1,606,901
Allmerica Financial Corp.                       35,550     1,596,195
Harris Corp.                                    44,422     1,595,194
Micrel Inc./(1)/                                62,478     1,575,695
Valspar Corp. (The)                             33,306     1,567,380
Pioneer Natural Resources Co./(1)/              69,863     1,557,246
Clayton Homes Inc.                              92,498     1,549,341
Cabot Corp.                                     41,844     1,541,951
Patterson-UTI Energy Inc./(1)/                  51,372     1,527,803
Fidelity National Financial Inc.                57,624     1,519,545
Storage Technology Corp./(1)/                   70,618     1,514,050
PepsiAmericas Inc.                             104,836     1,511,735
Coach Inc./(1)/                                 29,673     1,504,718
Readers Digest Association Inc. (The)
  "A"                                           66,917     1,499,610
Equitable Resources Inc.                        43,007     1,497,074
Gentex Corp./(1)/                               50,486     1,495,900
Noble Affiliates Inc.                           38,061     1,486,663
Conectiv                                        59,602     1,483,494
Pentair Inc.                                    32,979     1,483,066
Wilmington Trust Corp.                          21,917     1,475,233
Mandalay Resort Group/(1)/                      47,584     1,460,829
Energizer Holdings Inc./(1)/                    61,397     1,458,179
MDU Resources Group Inc.                        46,918     1,454,458
Hospitality Properties Trust                    42,023     1,442,650
3Com Corp./(1)/                                236,044     1,442,229
National Instruments Corp./(1)/                 34,441     1,440,323
Protective Life Corp.                           46,079     1,436,743
Teleflex Inc.                                   26,081     1,425,848

SCHEDULES OF INVESTMENTS                                                      53
iShares S&P MidCap 400 Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                       Shares         Value
--------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------
Pride International Inc./(1)/                   89,320  $  1,420,188
DeVry Inc./(1)/                                 46,960     1,414,905
Reynolds & Reynolds Co. (The) "A"               47,073     1,412,190
Questar Corp.                                   54,774     1,408,240
Vertex Pharmaceuticals Inc./(1)/                50,408     1,404,367
Packaging Corp. of America/(1)/                 70,946     1,404,021
Barnes & Noble Inc./(1)/                        45,214     1,401,182
Valassis Communications Inc./(1)/               35,999     1,390,641
National-Oilwell Inc./(1)/                      54,434     1,378,813
Martin Marietta Materials Inc.                  32,621     1,377,259
United Rentals Inc./(1)/                        49,291     1,354,517
Catalina Marketing Corp./(1)/                   37,064     1,352,836
Pacific Century Financial Corp.                 51,676     1,346,677
Advent Software Inc./(1)/                       22,702     1,343,050
Helmerich & Payne Inc.                          33,473     1,341,933
Harte-Hanks Inc.                                42,371     1,340,618
99 Cents Only Stores/(1)/                       34,860     1,336,532
Furniture Brands International Inc./(1)/        36,667     1,336,512
Henry (Jack) & Associates Inc.                  59,944     1,329,558
Leucadia National Corp.                         37,183     1,329,292
American Financial Group Inc.                   45,949     1,319,655
Lyondell Chemical Co.                           79,038     1,312,821
Borders Group Inc./(1)/                         54,780     1,309,790
National Fuel Gas Co.                           53,442     1,301,313
Varco International Inc./(1)/                   64,581     1,298,078
Hubbell Inc. "B"                                39,427     1,297,148
Scholastic Corp./(1)/                           23,899     1,295,087
Lattice Semiconductor Corp./(1)/                73,515     1,288,718
MONY Group Inc. (The)                           31,959     1,288,587
Jacobs Engineering Group Inc./(1)/              18,050     1,286,785
ArvinMeritor Inc.                               44,826     1,279,782
Henry Schein Inc./(1)/                          28,667     1,262,781
New Plan Excel Realty Trust                     62,784     1,258,819
Swift Transportation Co. Inc./(1)/              57,332     1,256,717
OGE Energy Corp.                                52,425     1,256,627
Saks Inc./(1)/                                  95,434     1,254,957
Webster Financial Corp.                         33,086     1,238,409
Precision Castparts Corp.                       34,811     1,232,658
LaBranche & Co. Inc./(1)/                       39,448     1,224,860
Roslyn Bancorp Inc.                             59,164     1,224,695
Puget Energy Inc.                               58,347     1,213,034
Herman Miller Inc.                              50,884     1,210,022
American Eagle Outfitters Inc./(1)/             48,335     1,197,258


Security                                       Shares         Value
--------------------------------------------------------------------
Lubrizol Corp.                                  34,339  $  1,194,654
Donaldson Co. Inc.                              29,620     1,191,020
RPM Inc.                                        75,596     1,175,518
Vectren Corp.                                   45,528     1,169,614
Dole Food Co.                                   37,518     1,163,058
Sybase Inc./(1)/                                66,473     1,161,283
Colonial BancGroup Inc. (The)                   77,518     1,156,569
Dial Corp. (The)                                63,830     1,150,217
Pennzoil-Quaker State Co.                       53,464     1,147,872
Greater Bay Bancorp                             33,615     1,146,944
HCC Insurance Holdings Inc.                     40,788     1,140,025
IMC Global Inc.                                 77,241     1,139,305
HON Industries Inc.                             39,411     1,119,667
KEMET Corp./(1)/                                57,728     1,118,191
BorgWarner Inc.                                 17,740     1,116,201
Edwards Lifesciences Corp./(1)/                 39,787     1,112,047
Independence Community Bank Corp.               39,527     1,111,895
Six Flags Inc./(1)/                             62,156     1,110,106
StanCorp Financial Group Inc.                   20,145     1,107,975
AGCO Corp./(1)/                                 48,414     1,104,807
Neiman-Marcus Group Inc. "A"/(1)/               32,063     1,104,570
Timberland Co. "A"/(1)/                         26,139     1,104,373
Cabot Microelectronics Corp./(1)/               16,225     1,097,621
Lee Enterprises Inc.                            29,692     1,095,635
Extended Stay America Inc./(1)/                 62,681     1,090,649
Copart Inc./(1)/                                60,743     1,089,729
Activision Inc./(1)/                            36,383     1,085,305
CNF Inc.                                        32,841     1,083,425
CBRL Group Inc.                                 37,321     1,062,529
Advanced Fibre Communications
  Inc./(1)/                                     55,115     1,057,657
Titan Corp. (The)/(1)/                          51,021     1,053,584
Harsco Corp.                                    26,912     1,053,336
TriQuint Semiconductor Inc./(1)/                87,606     1,052,148
Cirrus Logic Inc./(1)/                          55,390     1,045,209
GATX Corp.                                      32,726     1,040,687
Great Plains Energy Inc.                        41,589     1,037,646
Sierra Pacific Resources                        68,680     1,036,381
AK Steel Holding Corp.                          72,406     1,035,406
Broadwing Inc./(1)/                            147,181     1,028,795
IDACORP Inc.                                    25,227     1,021,693
Sepracor Inc./(1)/                              52,419     1,016,929
CSG Systems International Inc./(1)/             35,656     1,015,126
Protein Design Labs Inc./(1)/                   59,174     1,013,651
Callaway Golf Co.                               52,397     1,008,642

54                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P MidCap 400 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
--------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------
Grant Prideco Inc./(1)/                         73,529  $  1,005,877
Acxiom Corp./(1)/                               58,592     1,004,267
Hawaiian Electric Industries Inc.               22,745     1,001,007
IndyMac Bancorp Inc./(1)/                       40,500     1,000,350
SanDisk Corp./(1)/                              45,940       996,898
Westamerica Bancorp                             23,278       995,135
Education Management Corp./(1)/                 23,318       983,320
Media General Inc. "A"                          15,482       983,107
LifePoint Hospitals Inc./(1)/                   26,447       977,481
Rayonier Inc.                                   18,296       974,811
Steris Corp./(1)/                               46,647       973,056
Flowserve Corp./(1)/                            29,804       954,026
Dreyer's Grand Ice Cream Inc.                   23,147       953,425
Provident Financial Group Inc.                  33,075       952,560
York International Corp.                        26,192       940,293
Airgas Inc./(1)/                                46,742       939,514
Silicon Valley Bancshares/(1)/                  31,049       939,232
Crompton Corp.                                  76,047       939,180
GTECH Holdings Corp./(1)/                       19,246       938,242
Forest Oil Corp./(1)/                           31,402       930,127
Emmis Communications Corp./(1)/                 34,617       925,659
Lancaster Colony Corp.                          24,755       916,925
Mentor Graphics Corp./(1)/                      43,363       916,694
Pittston Brink's Group                          36,480       915,648
Payless ShoeSource Inc./(1)/                    14,908       910,133
Macrovision Corp./(1)/                          34,039       907,139
Lands' End Inc./(1)/                            20,037       899,060
Retek Inc./(1)/                                 34,219       898,249
McDATA Corp. "A"/(1)/                           75,637       897,811
Apria Healthcare Group Inc./(1)/                36,626       897,703
Carlisle Companies Inc.                         20,377       890,882
Credence Systems Corp./(1)/                     40,516       889,731
LTX Corp./(1)/                                  32,633       887,291
FMC Corp./(1)/                                  21,031       881,620
WGL Holdings Inc.                               32,632       876,496
AGL Resources Inc.                              37,240       875,140
FMC Technologies Inc./(1)/                      43,710       871,140
Keane Inc./(1)/                                 50,784       865,867
Metris Companies Inc.                           42,880       857,600
Superior Industries International Inc.          17,429       850,187
Albemarle Corp.                                 30,558       842,178
Kennametal Inc.                                 20,807       841,227
Blyth Inc.                                      31,629       838,801


Security                                       Shares         Value
--------------------------------------------------------------------
ONEOK Inc.                                      40,127  $    836,648
Quantum Corp./(1)/                             104,650       833,014
Interstate Bakeries Corp.                       34,076       824,980
AMETEK Inc.                                     22,013       819,104
Covance Inc./(1)/                               40,325       817,791
Western Gas Resources Inc.                      21,922       815,937
WPS Resources Corp.                             20,685       815,816
Cytec Industries Inc./(1)/                      26,748       813,674
Western Resources Inc.                          47,117       808,057
PNM Resources Inc.                              26,348       807,830
Macromedia Inc./(1)/                            39,386       804,262
Avocent Corp./(1)/                              29,959       802,602
DQE Inc.                                        37,585       800,936
CheckFree Corp./(1)/                            52,048       797,896
Church & Dwight Co. Inc.                        26,337       775,888
Ohio Casualty Corp./(1)/                        40,474       766,578
Hanover Compressor Co./(1)/                     42,465       763,945
FEI Co./(1)/                                    21,459       762,867
Alexander & Baldwin Inc.                        27,269       752,897
Arch Coal Inc.                                  35,166       751,849
Gartner Inc. "B"/(1)/                           56,921       739,973
Sylvan Learning Systems Inc./(1)/               26,091       737,071
Internet Security Systems Inc./(1)/             32,180       735,313
Sensient Technologies Corp.                     31,815       732,381
Cleco Corp.                                     30,225       722,377
Trinity Industries Inc.                         29,561       718,628
Federal Signal Corp.                            30,245       717,411
Wind River Systems Inc./(1)/                    52,366       711,654
Longs Drug Stores Corp.                         25,533       711,605
Quanta Services Inc./(1)/                       40,832       705,985
Universal Corp.                                 17,740       698,246
Minerals Technologies Inc.                      13,188       691,974
Hunt (J.B.) Transport Services Inc./(1)/        24,166       687,039
Granite Construction Inc.                       27,693       681,525
Kelly Services Inc. "A"                         24,085       679,920
Ascential Software Corp./(1)/                  174,477       671,736
Nordson Corp.                                   22,271       671,471
Cree Inc./(1)/                                  48,749       664,449
Ferro Corp.                                     23,018       662,918
Tecumseh Products Co. "A"                       12,436       662,839
Plexus Corp./(1)/                               28,075       662,570
Sotheby's Holdings Inc. "A"/(1)/                41,220       661,581
Bob Evans Farms Inc.                            23,382       659,840
Plantronics Inc./(1)/                           31,216       653,039
VISX Inc./(1)/                                  36,928       652,148

SCHEDULES OF INVESTMENTS                                                      55
iShares S&P MidCap 400 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                      Shares         Value
--------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------
Price Communications Corp./(1)/                 36,904  $    650,987
ADTRAN Inc./(1)/                                26,580       641,641
Claire's Stores Inc.                            32,856       640,035
Potlatch Corp.                                  18,981       639,470
Albany International Corp. "A"                  21,034       637,330
Imation Corp./(1)/                              23,472       622,712
Horace Mann Educators Corp.                     27,440       617,674
Solutia Inc.                                    70,234       611,036
Modine Manufacturing Co.                        22,374       603,874
CommScope Inc./(1)/                             34,575       601,605
Black Hills Corp.                               17,844       597,417
Alaska Air Group Inc./(1)/                      17,853       594,326
Banta Corp.                                     16,612       593,215
Perrigo Co./(1)/                                49,383       590,127
Newport Corp.                                   24,673       589,685
MPS Group Inc./(1)/                             66,077       578,174
Fuller (H.B.) Co.                               18,983       568,541
Airborne Inc.                                   32,399       566,659
Powerwave Technologies Inc./(1)/                43,476       559,536
Overseas Shipholding Group Inc.                 23,010       559,143
Enterasys Networks Inc./(1)/                   131,841       557,687
Wallace Computer Services Inc.                  27,605       557,621
Smucker (J.M.) Co. (The)                        16,473       556,787
Olin Corp.                                      29,273       550,332
Kaydon Corp.                                    20,148       543,996
Legato Systems Inc./(1)/                        60,199       542,393
UCAR International Inc./(1)/                    37,497       532,457
Incyte Genomics Inc./(1)/                       44,667       531,537
Bandag Inc.                                     13,902       523,827
Ruddick Corp.                                   31,226       519,601
Glatfelter Co.                                  28,691       514,717
EGL Inc./(1)/                                   32,178       510,021
NCO Group Inc./(1)/                             17,381       482,497
Dycom Industries Inc./(1)/                      32,174       481,001
InFocus Corp./(1)/                              26,284       478,632
Wausau-Mosinee Paper Corp.                      34,697       442,734
Carpenter Technology Corp.                      14,940       432,364
Rollins Inc.                                    20,247       427,212
Papa John's International Inc./(1)/             15,311       426,871
PacifiCare Health Systems Inc. "A"/(1)/         23,280       406,236
Stewart & Stevenson Services Inc.               19,189       371,307
DSP Group Inc./(1)/                             18,077       370,036


Security                                      Shares         Value
--------------------------------------------------------------------
Sequa Corp. "A"/(1)/                             7,003  $    365,557
Schulman (A.) Inc.                              19,672       359,801
Longview Fibre Co.                              34,419       354,516
Unifi Inc./(1)/                                 36,272       340,957
RSA Security Inc./(1)/                          37,789       340,101
Atlas Air Worldwide Holdings Inc./(1)/          25,753       339,167
Transaction Systems Architects
  Inc. "A"/(1)/                                 23,741       270,647
Sykes Enterprises Inc./(1)/                     27,085       262,454
Korn/Ferry International/(1)/                   25,463       253,357
TranSwitch Corp./(1)/                           61,546       200,640
MIPS Technologies Inc. "B"/(1)/                 26,308       176,264
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $570,120,346)                                     605,203,759
--------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 8.74%
--------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                      30,539,117    30,539,117


Security                                      Shares         Value
--------------------------------------------------------------------
Dreyfus Money Market Fund                   11,279,805    11,279,805
Goldman Sachs Financial Square Prime
  Obligation Fund                            1,221,322     1,221,322
Providian Temp Cash Money Market Fund        9,910,997     9,910,997
--------------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $52,951,241)                                       52,951,241
--------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 108.68%
(Cost $623,071,587)                                      658,155,000
--------------------------------------------------------------------
Other Assets, Less Liabilities -- (8.68%)                (52,584,426)
--------------------------------------------------------------------
NET ASSETS -- 100.00%                                   $605,570,574
====================================================================

/(1)/ Non-income earning securities.

See notes to financial statements.

56                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P MidCap 400/BARRA Growth Index Fund
Schedule of Investments
March 31, 2002


Security                                      Shares         Value
-------------------------------------------------------------------
COMMON STOCKS - 100.00%
-------------------------------------------------------------------
IDEC Pharmaceuticals Corp./(1)/                88,880  $  5,714,984
SunGard Data Systems Inc./(1)/                162,829     5,368,472
Electronic Arts Inc./(1)/                      80,390     4,887,712
Quest Diagnostics Inc./(1)/                    56,126     4,650,039
Affiliated Computer Services
  Inc. "A"/(1)/                                76,506     4,294,282
Gilead Sciences Inc./(1)/                     112,620     4,053,194
Millennium Pharmaceuticals Inc./(1)/          163,117     3,639,147
Apollo Group Inc. "A"/(1)/                     67,027     3,589,296
DST Systems Inc./(1)/                          70,126     3,492,275
Symantec Corp./(1)/                            82,848     3,414,166
North Fork Bancorp Inc.                        94,607     3,364,225
Washington Post Company (The) "B"               5,531     3,357,483
SPX Corp./(1)/                                 23,477     3,323,874
Microchip Technology Inc./(1)/                 77,506     3,242,076
Cadence Design Systems Inc./(1)/              142,430     3,220,342
BJ Services Co./(1)/                           91,119     3,140,872
American Standard Companies Inc./(1)/          41,823     2,958,977
SEI Investment Co.                             62,982     2,696,259
Express Scripts Inc. "A"/(1)/                  46,111     2,655,532
CDW Computer Centers Inc./(1)/                 51,427     2,588,835
First Tennessee National Corp.                 73,810     2,587,040
L-3 Communications Holdings Inc./(1)/          22,849     2,559,088
BISYS Group Inc. (The)/(1)/                    69,310     2,443,177
Westwood One Inc./(1)/                         62,514     2,397,412
TCF Financial Corp.                            44,643     2,348,668
Mohawk Industries Inc./(1)/                    38,149     2,292,373
Hillenbrand Industries Inc.                    36,544     2,252,207
Hormel Foods Corp.                             80,836     2,210,865
Mylan Laboratories Inc.                        73,362     2,161,245
Lam Research Corp./(1)/                        73,289     2,148,833
Dollar Tree Stores Inc./(1)/                   65,421     2,146,463
Oxford Health Plans Inc./(1)/                  50,975     2,130,245
ChoicePoint Inc./(1)/                          36,641     2,110,522
McCormick & Co. Inc.                           40,358     2,063,505
Legg Mason Inc.                                38,869     2,063,167
Integrated Device Technology Inc./(1)/         60,839     2,022,288
Network Associates Inc./(1)/                   81,945     1,983,069
Synopsys Inc./(1)/                             35,270     1,945,493
Neuberger Berman Inc.                          40,990     1,920,382
Cytyc Corp./(1)/                               70,885     1,908,224
DPL Inc.                                       73,703     1,883,112
BJ's Wholesale Club Inc./(1)/                  42,072     1,880,618


Security                                      Shares         Value
-------------------------------------------------------------------
IVAX Corp./(1)/                               115,014  $  1,845,975
Brinker International Inc./(1)/                56,650     1,836,026
Expeditors International Washington Inc.       30,067     1,834,087
Beckman Coulter Inc.                           35,767     1,826,621
Abercrombie & Fitch Co. "A"/(1)/               57,610     1,774,388
Ross Stores Inc.                               46,324     1,752,437
RF Micro Devices Inc./(1)/                     97,463     1,744,588
Commerce Bancorp Inc.                          38,558     1,731,254
D&B/(1)/                                       43,165     1,727,032
Patterson Dental Co./(1)/                      39,402     1,723,049
Manpower Inc.                                  44,314     1,722,928
Lincare Holdings Inc./(1)/                     62,742     1,701,563
Smithfield Foods Inc./(1)/                     65,000     1,696,500
Diebold Inc.                                   41,550     1,692,747
DENTSPLY International Inc.                    45,352     1,680,745
Fastenal Co.                                   22,110     1,665,325
Fairchild Semiconductor International
  Corp. "A"/(1)/                               58,150     1,663,090
CH Robinson Worldwide Inc.                     49,269     1,655,438
Barr Laboratories Inc./(1)/                    25,123     1,653,596
Gallagher (Arthur J.) & Co.                    49,384     1,618,314
Cypress Semiconductor Corp./(1)/               70,100     1,612,300
Eaton Vance Corp.                              40,312     1,610,464
Outback Steakhouse Inc./(1)/                   44,550     1,593,554
Sonoco Products Co.                            55,650     1,592,147
Certegy Inc./(1)/                              40,049     1,589,945
Entercom Communications Corp./(1)/             28,450     1,561,051
Apogent Technologies Inc./(1)/                 62,031     1,530,925
Williams-Sonoma Inc./(1)/                      33,159     1,524,982
ICN Pharmaceuticals Inc.                       47,459     1,506,823
Semtech Corp./(1)/                             41,076     1,499,274
Investment Technology Group Inc./(1)/          28,331     1,494,177
Universal Health Services Inc. "B"/(1)/        34,906     1,439,873
Polycom Inc./(1)/                              58,159     1,430,711
Waddell & Reed Financial Inc. "A"              46,664     1,422,319
Investors Financial Services Corp.             18,694     1,421,679
First Health Group Corp./(1)/                  58,056     1,400,891
Tootsie Roll Industries Inc.                   30,347     1,395,671
Micrel Inc./(1)/                               54,124     1,365,007
Valspar Corp. (The)                            28,850     1,357,681
Coach Inc./(1)/                                25,721     1,304,312
Readers Digest Association Inc.
  (The) "A"                                    58,025     1,300,340
Equitable Resources Inc.                       37,255     1,296,847


SCHEDULES OF INVESTMENTS                                                      57
iShares S&P MidCap 400/BARRA Growth Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                      Shares         Value
-------------------------------------------------------------------
Gentex Corp./(1)/                              43,723  $  1,295,512
Wilmington Trust Corp.                         19,035     1,281,246
National Instruments Corp./(1)/                29,819     1,247,031
DeVry Inc./(1)/                                40,661     1,225,116
Reynolds & Reynolds Co. (The) "A"              40,809     1,224,270
Vertex Pharmaceuticals Inc./(1)/               43,672     1,216,702
Valassis Communications Inc./(1)/              31,163     1,203,827
Catalina Marketing Corp./(1)/                  32,066     1,170,409
Advent Software Inc./(1)/                      19,709     1,165,984
Harte-Hanks Inc.                               36,705     1,161,346
99 Cents Only Stores/(1)/                      30,245     1,159,593
Henry (Jack) & Associates Inc.                 52,092     1,155,401
Scholastic Corp./(1)/                          20,755     1,124,713
Jacobs Engineering Group Inc./(1)/             15,687     1,118,326
Lattice Semiconductor Corp./(1)/               63,700     1,116,661
Henry Schein Inc./(1)/                         24,900     1,096,845
Roslyn Bancorp Inc.                            51,250     1,060,875
Herman Miller Inc.                             44,074     1,048,080
American Eagle Outfitters Inc./(1)/            41,865     1,036,996
Donaldson Co. Inc.                             25,712     1,033,880
Dial Corp. (The)                               55,244       995,497
Greater Bay Bancorp                            29,100       992,892
HON Industries Inc.                            34,150       970,201
Edwards Lifesciences Corp./(1)/                34,450       962,877
Timberland Co. "A"/(1)/                        22,640       956,540
Cabot Microelectronics Corp./(1)/              14,107       954,339
Copart Inc./(1)/                               52,767       946,640
Activision Inc./(1)/                           31,640       943,821
Titan Corp. (The)/(1)/                         44,205       912,833
TriQuint Semiconductor Inc./(1)/               75,900       911,559
Cirrus Logic Inc./(1)/                         47,990       905,571
Sepracor Inc./(1)/                             45,400       880,760
CSG Systems International Inc./(1)/            30,869       878,840
Protein Design Labs Inc./(1)/                  51,266       878,187
Westamerica Bancorp                            20,093       858,976
Education Management Corp./(1)/                20,277       855,081
LifePoint Hospitals Inc./(1)/                  22,878       845,571
Steris Corp./(1)/                              40,400       842,744
Flowserve Corp./(1)/                           25,852       827,523


Security                                      Shares         Value
-------------------------------------------------------------------
Dreyer's Grand Ice Cream Inc.                  20,027  $    824,912
GTECH Holdings Corp./(1)/                      16,647       811,541
Mentor Graphics Corp./(1)/                     37,575       794,336
Lancaster Colony Corp.                         21,400       792,656
Macrovision Corp./(1)/                         29,532       787,028
Retek Inc./(1)/                                29,709       779,861
McDATA Corp. "A"/(1)/                          65,517       777,687
Apria Healthcare Group Inc./(1)/               31,722       777,506
Lands' End Inc./(1)/                           17,291       775,847
LTX Corp./(1)/                                 28,250       768,118
FMC Technologies Inc./(1)/                     37,850       754,350
Keane Inc./(1)/                                43,988       749,995
Interstate Bakeries Corp.                      29,500       714,195
Covance Inc./(1)/                              35,113       712,092
AMETEK Inc.                                    19,100       710,711
Macromedia Inc./(1)/                           34,300       700,406
Church & Dwight Co. Inc.                       22,736       669,803
FEI Co./(1)/                                   18,645       662,830
Gartner Inc. "B"/(1)/                          49,310       641,030
Internet Security Systems Inc./(1)/            27,848       636,327
Federal Signal Corp.                           26,250       622,650
Wind River Systems Inc./(1)/                   45,450       617,666
Nordson Corp.                                  19,330       582,800
Cree Inc./(1)/                                 42,300       576,549
Plexus Corp./(1)/                              24,350       574,660
Ferro Corp.                                    19,950       574,560
Sotheby's Holdings Inc. "A"/(1)/               35,729       573,450
Plantronics Inc./(1)/                          27,035       565,572
VISX Inc./(1)/                                 31,961       564,431
Price Communications Corp./(1)/                31,940       563,422
Solutia Inc.                                   60,993       530,639
Powerwave Technologies Inc./(1)/               37,950       488,417
Smucker (J.M.) Co. (The)                       14,250       481,650
Legato Systems Inc./(1)/                       52,132       469,709
UCAR International Inc./(1)/                   32,506       461,585
Rollins Inc.                                   17,539       370,073
Papa John's International Inc./(1)/            13,219       368,546
MIPS Technologies Inc. "B"/(1)/                22,758       152,479
-------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $237,554,495)                                    252,350,068
-------------------------------------------------------------------


58                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P MidCap 400/BARRA Growth Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                      Shares         Value
-------------------------------------------------------------------
SHORT TERM INSTRUMENTS -- 7.86%
-------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     11,448,808  $ 11,448,808
Dreyfus Money Market Fund                   4,369,728     4,369,728
Goldman Sachs Financial Square Prime
  Obligation Fund                             313,015       313,015
Providian Temp Cash Money Market Fund       3,712,517     3,712,517
-------------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $19,844,068)                                      19,844,068
-------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 107.86%
(Cost $257,398,563)                                     272,194,136
-------------------------------------------------------------------
Other Assets, Less Liabilities -- (7.86%)               (19,834,950)
-------------------------------------------------------------------
NET ASSETS -- 100.00%                                  $252,359,186
===================================================================


/(1)/ Non-income earning securities.

See notes to financial statements.




SCHEDULES OF INVESTMENTS                                                      59
iShares S&P MidCap 400/BARRA Value Index Fund
Schedule of Investments
March 31, 2002

Security                                       Shares         Value
--------------------------------------------------------------------
COMMON STOCKS - 99.91%
-------------------------------------------------------------------
M&T Bank Corp.                                 90,330  $  7,259,822
R.J. Reynolds Tobacco Holdings Inc.            90,621     5,867,710
National Commerce Financial Corp.             197,889     5,501,314
Weatherford International Inc./(1)/           111,653     5,318,032
Valero Energy Corp.                           103,318     5,116,307
Telephone & Data Systems Inc.                  56,959     5,026,632
Atmel Corp./(1)/                              452,795     4,591,341
Radian Group Inc.                              91,151     4,473,691
Tyson Foods Inc. "A"                          343,874     4,291,548
American Water Works Co. Inc.                  97,207     4,257,667
GreenPoint Financial Corp.                     97,362     4,254,719
Murphy Oil Corp.                               44,085     4,232,160
ENSCO International Inc.                      130,976     3,947,617
Golden State Bancorp Inc.                     131,982     3,918,546
Banknorth Group Inc.                          147,606     3,889,418
Compass Bancshares Inc.                       123,975     3,827,108
Old Republic International Corp.              115,627     3,696,595
D.R. Horton Inc.                               94,299     3,555,072
Sovereign Bancorp Inc.                        249,029     3,498,857
Everest Re Group Ltd.                          49,855     3,456,946
E*TRADE Group Inc./(1)/                       362,468     3,414,449
Edwards (A.G.) Inc.                            77,508     3,408,802
Aquila Inc.                                   136,609     3,393,368
Ocean Energy Inc.                             167,090     3,306,711
Health Net Inc./(1)/                          120,149     3,296,889
Lennar Corp.                                   62,401     3,292,277
PMI Group Inc. (The)                           43,337     3,283,211
Smith International Inc./(1)/                  47,987     3,251,119
Dean Foods Co./(1)/                            42,307     3,203,486
Vishay Intertechnology Inc./(1)/              154,853     3,149,710
Ceridian Corp./(1)/                           142,262     3,136,877
AmeriCredit Corp./(1)/                         82,456     3,132,503
Avnet Inc.                                    115,229     3,118,097
SCANA Corp.                                   101,831     3,116,029
Park Place Entertainment Corp./(1)/           293,038     3,091,551
Hispanic Broadcasting Corp./(1)/              105,520     3,072,742
Republic Services Inc. "A"/(1)/               164,456     3,072,038
Lear Corp./(1)/                                62,466     2,973,382
Hibernia Corp. "A"                            154,639     2,953,605
Mercantile Bankshares Corp.                    67,921     2,938,262
Wisconsin Energy Corp.                        113,245     2,817,536
International Rectifier Corp./(1)/             61,570     2,795,894
New York Community Bancorp Inc.                99,442     2,749,571


Security                                       Shares         Value
--------------------------------------------------------------------
Arrow Electronics Inc./(1)/                    96,924  $  2,710,964
Northeast Utilities                           136,261     2,707,506
Cooper Cameron Corp./(1)/                      52,423     2,679,340
Bowater Inc.                                   53,087     2,643,733
Unitrin Inc.                                   65,592     2,636,798
Astoria Financial Corp.                        89,769     2,607,789
Alliant Energy Corp.                           85,179     2,574,109
Trigon Healthcare Inc./(1)/                    34,840     2,571,889
First Virginia Banks Inc.                      46,535     2,495,672
Tidewater Inc.                                 58,894     2,494,161
Belo Corp.                                    107,083     2,489,680
Energy East Corp.                             113,671     2,472,344
City National Corp.                            46,836     2,464,042
Tech Data Corp./(1)/                           53,647     2,461,861
Potomac Electric Power Co.                    104,505     2,440,192
Associated Banc-Corp                           63,907     2,430,383
Viad Corp.                                     86,376     2,418,528
Triad Hospitals Inc./(1)/                      70,112     2,410,451
FirstMerit Corp.                               82,523     2,375,837
ALLETE Inc.                                    81,633     2,374,704
International Speedway Corp. "A"               51,660     2,360,862
Omnicare Inc.                                  90,895     2,353,272
NSTAR                                          51,617     2,340,315
Harris Corp.                                   64,276     2,308,151
Allmerica Financial Corp.                      51,386     2,307,231
Pioneer Natural Resources Co./(1)/            101,034     2,252,048
Clayton Homes Inc.                            133,557     2,237,080
Cabot Corp.                                    60,500     2,229,425
Patterson-UTI Energy Inc./(1)/                 74,271     2,208,820
Fidelity National Financial Inc.               83,338     2,197,623
Storage Technology Corp./(1)/                 102,158     2,190,268
PepsiAmericas Inc.                            151,652     2,186,822
Noble Affiliates Inc.                          54,998     2,148,222
Conectiv                                       86,296     2,147,907
Pentair Inc.                                   47,748     2,147,228
Mandalay Resort Group/(1)/                     68,878     2,114,555
Energizer Holdings Inc./(1)/                   88,835     2,109,831
MDU Resources Group Inc.                       67,877     2,104,187
Hospitality Properties Trust                   60,821     2,087,985
3Com Corp./(1)/                               341,678     2,087,653
Protective Life Corp.                          66,707     2,079,924
Teleflex Inc.                                  37,797     2,066,362
Pride International Inc./(1)/                 129,194     2,054,185
Questar Corp.                                  79,229     2,036,978
Packaging Corp. of America/(1)/               102,652     2,031,483


60                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P MidCap 400/BARRA Value Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS (continued)
-------------------------------------------------------------------
Barnes & Noble Inc./(1)/                       65,249  $  2,022,067
Martin Marietta Materials Inc.                 47,228     1,993,966
National-Oilwell Inc./(1)/                     78,686     1,993,116
United Rentals Inc./(1)/                       71,251     1,957,977
Pacific Century Financial Corp.                74,734     1,947,568
Helmerich & Payne Inc.                         48,518     1,945,087
Furniture Brands International Inc./(1)/       53,093     1,935,240
Leucadia National Corp.                        53,838     1,924,708
American Financial Group Inc.                  66,463     1,908,817
Lyondell Chemical Co.                         114,383     1,899,902
Borders Group Inc./(1)/                        79,100     1,891,281
National Fuel Gas Co.                          77,269     1,881,500
Varco International Inc./(1)/                  93,384     1,877,018
Hubbell Inc. "B"                               57,026     1,876,155
MONY Group Inc. (The)                          46,336     1,868,268
ArvinMeritor Inc.                              64,700     1,847,185
New Plan Excel Realty Trust                    90,842     1,821,382
OGE Energy Corp.                               75,838     1,817,837
Swift Transportation Co. Inc./(1)/             82,894     1,817,036
Saks Inc./(1)/                                138,105     1,816,081
Webster Financial Corp.                        47,943     1,794,506
Precision Castparts Corp.                      50,356     1,783,106
LaBranche & Co. Inc./(1)/                      57,114     1,773,390
Puget Energy Inc.                              84,352     1,753,678
Lubrizol Corp.                                 49,751     1,730,837
RPM Inc.                                      109,312     1,699,802
Vectren Corp.                                  65,873     1,692,277
Dole Food Co.                                  54,374     1,685,594
Sybase Inc./(1)/                               96,115     1,679,129
Colonial BancGroup Inc. (The)                 112,081     1,672,249
Pennzoil-Quaker State Co.                      77,346     1,660,619
HCC Insurance Holdings Inc.                    59,046     1,650,336
IMC Global Inc.                               111,794     1,648,961
KEMET Corp./(1)/                               83,337     1,614,238
BorgWarner Inc.                                25,651     1,613,961
Independence Community Bank Corp.              57,212     1,609,374
Six Flags Inc./(1)/                            89,915     1,605,882
StanCorp Financial Group Inc.                  29,131     1,602,205
Neiman-Marcus Group Inc. "A"/(1)/              46,431     1,599,548
AGCO Corp./(1)/                                70,063     1,598,838
Lee Enterprises Inc.                           42,863     1,581,645
Extended Stay America Inc./(1)/                90,717     1,578,476
CNF Inc.                                       47,543     1,568,444
CBRL Group Inc.                                54,045     1,538,661
Advanced Fibre Communications Inc./(1)/        79,723     1,529,884
Harsco Corp.                                   38,877     1,521,646
GATX Corp.                                     47,371     1,506,398
Great Plains Energy Inc.                       60,188     1,501,691
Sierra Pacific Resources                       99,357     1,499,297
AK Steel Holding Corp.                        104,798     1,498,611
Broadwing Inc./(1)/                           212,800     1,487,472
IDACORP Inc.                                   36,487     1,477,723
Callaway Golf Co.                              75,747     1,458,130
Grant Prideco Inc./(1)/                       106,454     1,456,291
Hawaiian Electric Industries Inc.              33,002     1,452,418
Acxiom Corp./(1)/                              84,566     1,449,461
IndyMac Bancorp Inc./(1)/                      58,594     1,447,272
SanDisk Corp./(1)/                             66,443     1,441,813
Media General Inc. "A"                         22,336     1,418,336
Rayonier Inc.                                  26,549     1,414,531
Provident Financial Group Inc.                 47,879     1,378,915
Silicon Valley Bancshares/(1)/                 44,969     1,360,312
Airgas Inc./(1)/                               67,674     1,360,247
Crompton Corp.                                109,949     1,357,870
York International Corp.                       37,818     1,357,666
Forest Oil Corp./(1)/                          45,487     1,347,325
Emmis Communications Corp./(1)/                50,066     1,338,765
Pittston Brink's Group                         52,820     1,325,782
Payless ShoeSource Inc./(1)/                   21,653     1,321,916
Carlisle Companies Inc.                        29,463     1,288,122
Credence Systems Corp./(1)/                    58,479     1,284,199
FMC Corp.(/1)/                                 30,392     1,274,033
WGL Holdings Inc.                              47,254     1,269,242
AGL Resources Inc.                             53,850     1,265,475
Metris Companies Inc.                          62,031     1,240,620
Superior Industries International Inc.         25,218     1,230,134
Albemarle Corp.                                44,248     1,219,475
Kennametal Inc.                                30,127     1,218,035
Blyth Inc.                                     45,806     1,214,775
ONEOK Inc.                                     58,084     1,211,051
Quantum Corp./(1)/                            151,244     1,203,902
Western Gas Resources Inc.                     31,806     1,183,819
WPS Resources Corp.                            29,882     1,178,546
Cytec Industries Inc./(1)/                     38,617     1,174,729
Western Resources Inc.                         68,204     1,169,699
PNM Resources Inc.                             38,052     1,166,674

Schedules of Investments                                                     61
iShares S&P MidCap 400/BARRA Value Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS (continued)
-------------------------------------------------------------------
Avocent Corp./(1)/                             43,409  $  1,162,927
DQE Inc.                                       54,357     1,158,348
CheckFree Corp./(1)/                           75,161     1,152,218
Ohio Casualty Corp./(1)/                       58,444     1,106,929
Hanover Compressor Co./(1)/                    61,450     1,105,485
Arch Coal Inc.                                 50,952     1,089,354
Alexander & Baldwin Inc.                       39,376     1,087,171
Sylvan Learning Systems Inc./(1)/              37,667     1,064,093
Sensient Technologies Corp.                    46,066     1,060,439
Cleco Corp.                                    43,772     1,046,151
Trinity Industries Inc.                        42,814     1,040,808
Longs Drug Stores Corp.                        36,867     1,027,483
Quanta Services Inc./(1)/                      59,104     1,021,908
Universal Corp.                                25,620     1,008,403
Minerals Technologies Inc.                     19,044       999,239
Hunt (J.B.) Transport Services Inc./(1)/       35,027       995,818
Kelly Services Inc. "A"                        34,927       985,989
Granite Construction Inc.                      39,997       984,326
Ascential Software Corp./(1)/                 252,384       971,678
Tecumseh Products Co. "A"                      17,970       957,801
Bob Evans Farms Inc.                           33,913       957,025
Potlatch Corp.                                 27,531       927,519
ADTRAN Inc./(1)/                               38,378       926,445
Claire's Stores Inc.                           47,475       924,813
Albany International Corp. "A"                 30,396       920,999
Imation Corp./(1)/                             34,020       902,551
Horace Mann Educators Corp.                    39,626       891,981
Modine Manufacturing Co.                       32,372       873,720
CommScope Inc./(1)/                            50,102       871,775
Black Hills Corp.                              25,801       863,817
Alaska Air Group Inc./(1)/                     25,821       859,581
Banta Corp.                                    24,031       858,147
Perrigo Co./(1)                                71,415       853,409
Newport Corp.                                  35,639       851,772
MPS Group Inc./(1)/                            95,536       835,940
Fuller (H.B.) Co.                              27,534       824,643
Airborne Inc.                                  46,816       818,812
Overseas Shipholding Group Inc.                33,360       810,648
Enterasys Networks Inc./(1)/                  191,287       809,144
Wallace Computer Services Inc.                 39,872       805,414
Olin Corp.                                     42,266       794,601
Kaydon Corp.                                   29,135       786,645
Incyte Genomics Inc./(1)/                      64,607       768,823
Bandag Inc.                                    20,075       756,426
Ruddick Corp.                                  45,065       749,882
Glatfelter Co.                                 41,564       745,658
EGL Inc./(1)/                                  46,513       737,231
NCO Group Inc./(1)/                            25,131       697,637
Dycom Industries Inc./(1)/                     46,464       694,637
InFocus Corp./(1)/                             37,954       691,142
Wausau-Mosinee Paper Corp.                     50,138       639,761
Carpenter Technology Corp.                     21,567       624,149
PacifiCare Health Systems Inc. "A"/(1)/        33,621       586,686
Stewart & Stevenson Services Inc.              27,694       535,879
DSP Group Inc./(1)/                            26,095       534,165
Sequa Corp. "A"/(1)/                           10,131       528,838
Schulman (A.) Inc.                             28,443       520,222
Longview Fibre Co.                             49,718       512,095
Unifi Inc./(1)/                                52,404       492,598
RSA Security Inc./(1)/                         54,689       492,201
Atlas Air Worldwide Holdings Inc./(1)/         37,228       490,293
Transaction Systems Architects
  Inc. "A"/(1)/                                34,370       391,818
Sykes Enterprises Inc./(1)/                    39,108       378,957
Korn/Ferry International/(1)/                  36,774       365,901
TranSwitch Corp./(1)/                          88,959       290,006

-------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $413,895,411)                                    454,298,834
-------------------------------------------------------------------


62                                    2002 iShares Annual Report to Shareholders
iShares S&P MidCap 400/BARRA Value Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------
SHORT TERM INSTRUMENTS - 7.01%
-------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     18,478,637  $ 18,478,637
Dreyfus Money Market Fund                   6,790,851     6,790,851
Goldman Sachs Financial Square Prime
  Obligation Fund                             674,375       674,375
Providian Temp Cash Money Market Fund       5,918,493     5,918,493
-------------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $31,862,356)                                      31,862,356
-------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 106.92%
(Cost $445,757,767)                                     486,161,190
-------------------------------------------------------------------
Other Assets, Less Liabilities -- (6.92%)               (31,478,151)
-------------------------------------------------------------------
NET ASSETS -- 100.00%                                  $454,683,039
===================================================================

/(1)/ Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      63
iShares S&P SmallCap 600 Index Fund
Schedule of Investments
March 31, 2002

Security                                       Shares           Value
---------------------------------------------------------------------

COMMON STOCKS - 99.96%
---------------------------------------------------------------------
Cephalon Inc./(1)/                            141,001  $    8,883,063
AdvancePCS/(1)/                               257,677       7,753,501
Varian Medical Systems Inc./(1)/              187,831       7,682,288
Whole Foods Market Inc./(1)/                  155,434       7,101,779
Alliant Techsystems Inc./(1)/                  69,312       7,069,131
Michaels Stores Inc./(1)/                     182,997       6,917,287
XTO Energy Inc.                               344,599       6,909,210
Constellation Brands Inc./(1)/                122,034       6,706,989
NVR Inc./(1)/                                  21,095       6,655,472
OM Group Inc.                                  77,134       5,576,788
Pier 1 Imports Inc.                           260,460       5,362,871
Cullen/Frost Bankers Inc.                     143,262       5,138,808
Pharmaceutical Product Development
  Inc./(1)/                                   145,163       5,058,931
Cheesecake Factory (The)/(1)/                 135,130       4,986,297
Toll Brothers Inc./(1)/                        97,884       4,879,517
Zebra Technologies Corp. "A"/(1)/              88,010       4,760,461
Coventry Health Care Inc./(1)/                182,859       4,754,334
Pogo Producing Co.                            149,579       4,741,654
Medicis Pharmaceutical Corp. "A"/(1)/          85,306       4,734,483
La-Z-Boy Inc.                                 169,754       4,659,747
Cerner Corp./(1)/                              97,463       4,649,960
Raymond James Financial Inc.                  135,363       4,633,475
O'Reilly Automotive Inc./(1)/                 146,529       4,625,921
Cymer Inc./(1)/                                92,080       4,572,693
Newfield Exploration Co./(1)/                 122,645       4,536,639
Renal Care Group Inc./(1)/                    137,140       4,498,192
Philadelphia Suburban Corp.                   190,199       4,469,677
Harman International Industries Inc.           90,066       4,444,757
Roper Industries Inc.                          86,609       4,307,932
Washington Federal Inc.                       176,882       4,234,555
Ruby Tuesday Inc.                             179,683       4,177,630
Accredo Health Inc./(1)/                       72,785       4,168,397
Varian Semiconductor Equipment
  Associates Inc./(1)/                         91,365       4,111,425
Ethan Allen Interiors Inc.                    107,965       4,109,148
Hudson United Bancorp                         128,785       4,096,651
Fair Isaac and Co. Inc.                        64,525       4,090,240
Polaris Industries Inc.                        64,052       4,080,112
First American Corp.                          191,343       4,071,779
Performance Food Group Co./(1)/               122,004       3,984,651
First Midwest Bancorp Inc.                    136,053       3,950,979
Adaptec Inc./(1)/                             295,479       3,950,554
SkyWest Inc.                                  158,309       3,946,643
Zale Corp./(1)/                                97,172       3,945,183
Axcelis Technologies Inc./(1)/                271,619       3,884,152
Timken Co. (The)                              166,862       3,852,844
Mid Atlantic Medical Services Inc./(1)/       135,151       3,851,803
Orthodontic Centers of America Inc./(1)/      139,339       3,847,150
Chico's FAS Inc./(1)/                         113,236       3,816,053
RGS Energy Group Inc.                          96,616       3,792,178
FactSet Research Systems Inc.                  93,353       3,766,794
Applebee's International Inc.                 103,297       3,749,681
Global Payments Inc.                          101,937       3,735,991
Scotts Co. (The) "A"/(1)/                      81,511       3,731,574
Werner Enterprises Inc.                       176,753       3,702,975
BARRA Inc./(1)/                                60,809       3,683,201
Whitney Holding Corp.                          73,632       3,671,292
United Stationers Inc./(1)/                    94,434       3,597,935
ResMed Inc./(1)/                               89,641       3,597,293
CEC Entertainment Inc./(1)/                    77,706       3,590,017
Downey Financial Corp.                         78,630       3,585,528
United Bancshares Inc.                        120,215       3,549,949
Cognex Corp./(1)/                             122,113       3,548,604
Graco Inc.                                     86,703       3,541,818
Jeffries Group Inc.                            73,172       3,526,890
Massey Energy Co.                             208,492       3,523,515
AnnTaylor Stores Corp./(1)/                    81,371       3,516,855
AptarGroup Inc.                                99,940       3,502,897
Commercial Federal Corp.                      129,312       3,478,493
NDCHealth Corp.                                95,244       3,465,929
Staten Island Bancorp Inc.                    176,049       3,464,644
Linens 'N Things Inc./(1)/                    113,281       3,458,469
Diagnostic Products Corp.                      78,848       3,406,234
THQ Inc./(1)/                                  68,759       3,376,067
Ryland Group Inc.                              36,976       3,335,235
Regis Corp.                                   117,732       3,305,915
Priority Healthcare Corp. "B"/(1)/            126,566       3,291,982
Mueller Industries Inc./(1)/                   93,278       3,263,797
Jack in the Box Inc./(1)/                     109,791       3,255,303
Piedmont Natural Gas Co.                       90,659       3,227,460
Invacare Corp.                                 85,708       3,222,621
M.D.C. Holdings Inc.                           74,429       3,215,333
Techne Corp./(1)/                             115,792       3,192,385

64                                    2002 iShares Annual Report to Shareholders
iShares S&P SmallCap 600 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares           Value
---------------------------------------------------------------------

COMMON STOCKS (continued)
---------------------------------------------------------------------
Advanced Energy Industries Inc./(1)/           88,730  $    3,190,731
PolyOne Corp.                                 261,307       3,187,945
Corn Products International Inc.               98,589       3,174,566
Idex Corp.                                     85,574       3,166,238
Florida Rock Industries Inc.                   78,882       3,142,659
NBTY Inc./(1)/                                183,248       3,126,211
Shurgard Storage Centers Inc. "A"              90,684       3,074,188
Shaw Group Inc. (The)/(1)/                    111,726       3,072,465
Southwest Bancorp of Texas Inc./(1)/           91,795       3,060,445
Regeneron Pharmaceuticals Inc./(1)/           121,954       3,047,630
Anixter International Inc./(1)/               102,739       3,044,157
Cambrex Corp.                                  71,853       3,025,011
Corinthian Colleges Inc./(1)/                  59,521       3,008,787
Great Atlantic & Pacific Tea Co./(1)/         106,919       2,980,902
Tom Brown Inc./(1)/                           109,025       2,976,383
Argosy Gaming Co./(1)/                         80,293       2,945,950
Atlantic Coast Airlines Holdings Inc./(1)/    122,417       2,935,560
Manhattan Associates Inc./(1)/                 76,861       2,928,404
ITT Educational Services Inc./(1)/             64,526       2,903,670
Community First Bankshares Inc.               112,122       2,899,475
Sonic Corp./(1)/                              111,312       2,861,832
Kulicke & Soffa Industries Inc./(1)/          137,069       2,852,406
Photronics Inc./(1)/                           84,431       2,847,858
Stone Energy Corp./(1)/                        73,052       2,830,765
Veeco Instruments Inc./(1)/                    80,119       2,804,165
Province Healthcare Co./(1)/                   88,246       2,803,575
Electro Scientific Industries Inc./(1)/        76,100       2,789,065
Heartland Express Inc./(1)/                   139,691       2,788,232
Pediatrix Medical Group Inc./(1)/              68,205       2,780,036
Briggs & Stratton Corp.                        60,315       2,774,490
Fleming Companies Inc.                        123,690       2,770,656
Respironics Inc./(1)/                          85,314       2,764,174
Elantec Semiconductor Inc./(1)/                64,402       2,754,474
Men's Wearhouse Inc. (The)/(1)/               117,937       2,753,829
Arbitron Inc./(1)/                             81,313       2,748,379
Seacor Smit Inc./(1)/                          56,040       2,745,960
Black Box Corp./(1)/                           56,179       2,720,187
CACI International Inc. "A"/(1)/               77,229       2,711,510
Coherent Inc./(1)/                             79,714       2,702,305
Atmos Energy Corp.                            114,442       2,700,831
Susquehanna Bancshares Inc.                   109,676       2,684,868
Manitowoc Co. Inc. (The)                       67,736       2,675,572
Southern Union Co./(1)/                       145,626       2,667,868
ATMI Inc./(1)/                                 84,641       2,661,959
Oshkosh Truck Corp.                            46,681       2,656,149
Insight Enterprises Inc./(1)/                 116,213       2,631,062
Kansas City Southern Industries Inc.          164,420       2,620,855
USFreightways Corp.                            73,643       2,609,908
Chittenden Corp.                               89,367       2,605,048
Kronos Inc./(1)/                               55,294       2,597,712
DuPont Photomasks Inc./(1)/                    49,828       2,591,056
Vintage Petroleum Inc.                        175,950       2,586,465
Too Inc./(1)/                                  87,274       2,573,710
TrustCo Bank Corp. NY                         198,653       2,564,610
Waste Connections Inc./(1)/                    76,417       2,560,734
Hughes Supply Inc.                             65,714       2,560,217
ESS Technology Inc./(1)/                      123,063       2,552,327
Fred's Inc.                                    70,737       2,546,532
Brooks Automation Inc./(1)/                    55,569       2,525,055
UICI/(1)/                                     132,846       2,517,432
IDEXX Laboratories Inc./(1)/                   93,723       2,515,525
Panera Bread Co. "A"/(1)/                      39,417       2,511,257
ABM Industries Inc.                            68,097       2,499,160
PRG-Schultz International Inc./(1)/           177,290       2,490,924
Group 1 Automotive Inc./(1)/                   63,420       2,476,551
Hyperion Solutions Corp./(1)/                  91,556       2,472,928
Hilb Rogal & Hamilton Co.                      78,790       2,458,248
Reliance Steel & Aluminum Co.                  88,046       2,429,189
Winnebago Industries Inc.                      57,797       2,426,896
Texas Industries Inc.                          58,313       2,402,496
UGI Corp.                                      76,469       2,396,538
Photon Dynamics Inc./(1)/                      47,077       2,395,749
EMCOR Group Inc./(1)/                          41,292       2,394,936
Action Performance Companies Inc./(1)/         48,517       2,389,462
Pep Boys-Manny, Moe & Jack Inc.               143,372       2,385,710
Burlington Coat Factory Warehouse Corp.       123,789       2,382,938
Georgia Gulf Corp.                             88,451       2,374,909
Mentor Corp.                                   65,270       2,354,942
ADVO Inc./(1)/                                 55,737       2,354,331
Harland (John H.) Co.                          80,959       2,353,478
South Financial Group Inc. (The)              115,245       2,345,236
Haemonetics Corp./(1)/                         73,865       2,344,475
US Oncology Inc./(1)/                         264,354       2,328,959
Brady Corp. "A"                                64,062       2,325,451

Schedules of Investments                                                      65
iShares S&P SmallCap 600 Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                       Shares           Value
---------------------------------------------------------------------

COMMON STOCKS (continued)
---------------------------------------------------------------------
UIL Holdings Corp.                             39,953  $    2,321,269
Philadelphia Consolidated Holding
  Corp./(1)/                                   58,146       2,314,211
Energen Corp.                                  87,086       2,303,425
Standard-Pacific Corp.                         81,836       2,299,592
Armor Holdings Inc./(1)/                       84,814       2,298,459
Central Parking Corp.                          99,684       2,291,735
Christopher & Banks Corp./(1)/                 69,280       2,275,848
Ralcorp Holdings Inc./(1)/                     83,436       2,269,459
CAL Dive International Inc./(1)/               90,864       2,262,514
New Jersey Resources Corp.                     74,792       2,261,710
Southwest Gas Corp.                            90,407       2,260,175
Pacific Sunwear of California Inc./(1)/        91,359       2,247,431
American Italian Pasta Co. "A"/(1)/            49,460       2,245,484
Technitrol Inc.                                93,973       2,240,316
Exar Corp./(1)/                               108,915       2,237,114
Fossil Inc./(1)/                               84,110       2,236,485
Aztar Corp./(1)/                              101,937       2,232,420
Delphi Financial Group Inc. "A"                56,910       2,231,441
P.F. Chang's China Bistro Inc./(1)/            33,454       2,229,040
MAF Bancorp Inc.                               62,684       2,209,611
CLARCOR Inc.                                   68,776       2,200,832
El Paso Electric Co./(1)/                     140,571       2,199,936
Cabot Oil & Gas Corp. "A"                      88,745       2,197,326
SCP Pool Corp./(1)/                            69,627       2,186,288
Woodward Governor Co.                          31,626       2,175,869
American Management Systems Inc./(1)/         116,310       2,172,787
CH Energy Group Inc.                           45,653       2,166,235
Standard Register Co. (The)                    77,035       2,166,224
Evergreen Resources Inc./(1)/                  51,853       2,162,270
Kilroy Realty Corp.                            76,525       2,158,770
Aeroflex Inc./(1)/                            167,225       2,150,513
G&K Services Inc. "A"                          57,632       2,147,368
First Bancorp.                                 74,074       2,140,739
Baldor Electric Co.                            94,532       2,136,423
Administaff Inc./(1)/                          76,999       2,127,482
Sybron Dental Specialties Inc./(1)/           105,721       2,124,992
Avant! Corp./(1)/                             105,444       2,112,043
Hain Celestial Group Inc./(1)/                 94,215       2,096,284
Landstar System Inc./(1)/                      22,572       2,094,682
Steel Dynamics Inc./(1)/                      127,543       2,092,981
Lennox International Inc.                     157,779       2,085,838
Tetra Tech Inc./(1)/                          145,822       2,083,796
Wolverine World Wide Inc.                     115,861       2,079,705
eFunds Corp./(1)/                             129,328       2,075,714
Simpson Manufacturing Co. Inc./(1)/            33,912       2,073,719
Take-Two Interactive Software Inc./(1)/       102,553       2,061,315
Avista Corp.                                  132,663       2,060,256
SurModics Inc./(1)/                            47,027       2,050,377
Ryan's Family Steak Houses Inc./(1)/           85,063       2,041,512
Toro Co.                                       34,176       2,036,890
Stillwater Mining Co./(1)/                    108,051       2,036,761
Delta & Pine Land Co.                         107,265       2,034,817
Aspen Technology Inc./(1)/                     88,385       2,024,016
Cooper Companies Inc.                          42,407       2,010,092
Colonial Properties Trust                      58,124       2,002,372
Kirby Corp./(1)/                               66,920       2,000,908
Vicor Corp./(1)/                              118,227       1,998,036
Roadway Corp.                                  53,980       1,997,260
Tredegar Corp.                                106,431       1,990,260
MAXIMUS Inc./(1)/                              64,557       1,983,837
Paxar Corp./(1)/                              116,819       1,968,400
Northwest Natural Gas Co.                      70,251       1,967,731
Mercury Computer Systems Inc./(1)/             61,551       1,967,170
UCBH Holdings Inc.                             54,247       1,951,807
IHOP Corp./(1)/                                57,758       1,947,022
Rudolph Technologies Inc./(1)/                 44,970       1,940,905
MacDermid Inc.                                 89,577       1,940,238
Monaco Coach Corp./(1)/                        79,776       1,938,557
Wet Seal Inc. "A"/(1)/                         55,488       1,935,976
Oceaneering International Inc./(1)/            65,920       1,911,680
East West Bancorp Inc.                         65,236       1,910,762
UniSource Energy Corp.                         93,365       1,910,248
Harmonic Inc./(1)/                            164,601       1,909,372
Forward Air Corp./(1)/                         60,175       1,904,539
Acuity Brands Inc.                            115,194       1,904,157
DRS Technologies Inc./(1)/                     45,887       1,903,852
Patina Oil & Gas Corp.                         60,214       1,897,945
Selective Insurance Group Inc.                 71,063       1,897,382
Arkansas Best Corp./(1)/                       68,115       1,892,916
Hooper Holmes Inc.                            180,218       1,890,487
GenCorp. Inc.                                 119,998       1,886,369
Syncor International Corp./(1)/                69,092       1,882,757
Alpha Industries Inc./(1)/                    123,329       1,880,767
Tower Automotive Inc./(1)/                    134,129       1,876,465
Curtiss Wright Corp.                           28,126       1,870,379

66                                    2002 iShares Annual Report to Shareholders
iShares S&P SmallCap 600 Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                       Shares           Value
---------------------------------------------------------------------
COMMON STOCKS (continued)
---------------------------------------------------------------------
Insituform Technologies Inc. "A"/(1)/          73,907  $    1,867,630
Casey's General Store Inc.                    138,136       1,864,836
Thor Industries Inc.                           39,393       1,863,289
Presidential Life Corp.                        81,762       1,860,085
Owens & Minor Inc.                             94,413       1,854,271
INAMED Corp./(1)/                              56,009       1,842,696
Impath Inc./(1)/                               44,836       1,840,069
Unit Corp./(1)/                               100,336       1,835,145
Yellow Corp./(1)/                              69,143       1,824,684
Hot Topic Inc./(1)/                            87,042       1,819,178
Russ Berrie & Co. Inc.                         56,161       1,808,384
Progress Software Corp./(1)                    99,563       1,806,073
Helix Technology Corp.                         71,128       1,800,961
Spherion Corp./(1)/                           162,736       1,798,233
LandAmerica Financial Group Inc.               51,861       1,795,946
American Financial Holdings Inc.               66,954       1,781,646
Bally Total Fitness Holding Corp./(1)/         81,031       1,778,630
C-COR.net Corp./(1)/                           98,422       1,771,596
Atwood Oceanics Inc./(1)/                      38,539       1,768,940
CONMED Corp./(1)/                              70,340       1,758,500
Information Holdings Inc./(1)/                 60,662       1,747,066
JLG Industries Inc.                           117,527       1,739,400
Regal-Beloit Corp.                             67,956       1,736,276
Triumph Group Inc./(1)/                        44,068       1,727,466
Verity Inc./(1)/                               97,567       1,724,985
Metro One Telecommunications Inc./(1)/         67,950       1,722,533
Provident Bankshares Corp.                     71,328       1,711,872
CARBO Ceramics Inc.                            41,660       1,706,394
Alpharma Inc. "A"                             119,171       1,704,145
WMS Industries Inc./(1)/                       89,676       1,703,844
CUNO Inc./(1)/                                 45,840       1,701,581
Pre-Paid Legal Services Inc./(1)/              59,518       1,699,834
Footstar Inc./(1)/                             55,532       1,693,171
Smith (A.O.) Corp. "B"                         66,425       1,690,516
NorthWestern Corp.                             76,368       1,680,096
FileNET Corp./(1)/                             98,292       1,679,810
St. Mary Land & Exploration Co.                77,320       1,678,617
Genesco Inc./(1)/                              60,852       1,677,690
Sunrise Assisted Living Inc./(1)/              61,507       1,676,681
AstroPower Inc./(1)/                           40,086       1,673,991
Kopin Corp./(1)/                              182,486       1,662,447
HNC Software Inc./(1)/                         98,581       1,656,161
Boston Private Financial Holdings Inc.         61,831       1,653,979
Libbey Inc.                                    42,699       1,644,765
Cable Design Technologies Corp./(1)/          123,097       1,643,345
Prime Hospitality Corp./(1)/                  124,834       1,641,567
Cost Plus Inc./(1)/                            59,976       1,641,087
Cohu Inc.                                      57,378       1,634,699
Belden Inc.                                    68,568       1,633,975
Viasys Healthcare Inc./(1)/                    72,555       1,631,762
Plains Resource Inc./(1)/                      65,032       1,617,996
URS Corp./(1)/                                 50,740       1,608,458
Enzo Biochem Inc./(1)/                         79,277       1,606,152
Lone Star Technologies Inc./(1)/               70,292       1,603,361
Midway Games Inc./(1)/                        118,697       1,597,662
Triarc Companies Inc./(1)/                     56,819       1,579,568
Sterling Bancshares Inc.                      117,989       1,575,153
Park Electrochemical Corp.                     54,272       1,573,888
Ionics Inc./(1)/                               48,743       1,562,701
Cato Corp. "A"                                 69,627       1,551,290
SPS Technologies Inc./(1)/                     36,529       1,547,734
CIBER Inc./(1)/                               168,726       1,543,843
Kellwood Co.                                   63,439       1,540,933
Griffon Corp./(1)/                             91,677       1,535,590
Benchmark Electronics Inc./(1)/                54,842       1,535,576
Analogic Corp.                                 36,852       1,532,675
Commercial Metals Co.                          36,475       1,531,950
C&D Technologies Inc.                          72,832       1,530,929
Financial Federal Corp./(1)/                   46,397       1,522,286
Hutchinson Technology Inc./(1)/                70,494       1,520,556
Rare Hospitality International Inc./(1)/       59,808       1,520,319
Dress Barn Inc./(1)/                           51,033       1,511,087
Frontier Airlines Inc./(1)/                    81,127       1,486,247
Power Integrations Inc./(1)/                   77,869       1,483,404
EDO Corp.                                      54,632       1,475,610
Teledyne Technologies Inc./(1)/                88,795       1,472,221
Dime Community Bancshares                      47,794       1,472,055
Veritas DGC Inc./(1)/                          86,378       1,460,652
Wellman Inc.                                   88,789       1,460,579
Dionex Corp./(1)/                              59,762       1,454,009
Rogers Corp./(1)/                              43,776       1,453,801
ShopKo Stores Inc./(1)/                        80,140       1,450,534
OshKosh B'Gosh Inc. "A"                        33,358       1,429,724
SOURCECORP Inc./(1)/                           48,477       1,429,587
Zenith National Insurance Corp.                48,914       1,428,289
RLI Corp.                                      27,414       1,417,304

Schedules of Investments                                                      67
iShares S&P SmallCap 600 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares           Value
---------------------------------------------------------------------
COMMON STOCKS (continued)
---------------------------------------------------------------------
Quiksilver Inc./(1)/                           64,719  $    1,416,052
Landry's Restaurants Inc.                      61,523       1,412,568
Checkpoint Systems Inc./(1)/                   88,296       1,408,321
Nautica Enterprises Inc./(1)/                  92,563       1,403,255
Lone Star Steakhouse & Saloon Inc.             67,107       1,401,865
Netegrity Inc./(1)/                            94,391       1,396,043
Actel Corp./(1)/                               66,909       1,385,685
Anchor BanCorp Wisconsin Inc.                  69,125       1,384,574
RehabCare Group Inc./(1)/                      48,359       1,378,231
Arch Chemicals Inc.                            61,897       1,364,829
Swift Energy Co./(1)/                          69,137       1,361,999
Milacron Inc.                                  93,349       1,361,962
Itron Inc./(1)/                                45,021       1,339,375
School Specialty Inc./(1)/                     49,965       1,335,065
Quanex Corp.                                   37,526       1,332,173
Vital Sign Inc.                                36,089       1,330,962
Russell Corp.                                  89,263       1,330,019
Offshore Logistics Inc./(1)/                   61,713       1,329,915
Watsco Inc.                                    74,406       1,328,147
General Communication Inc. "A"/(1)/           152,461       1,326,411
WD-40 Co.                                      43,860       1,321,063
Universal Forest Products Inc.                 55,164       1,317,868
Marcus Corp.                                   81,573       1,314,957
Arctic Cat Inc.                                65,252       1,314,828
Alliance Semiconductor Corp./(1)/             113,758       1,310,492
CTS Corp.                                      80,514       1,308,352
Input/Output Inc./(1)/                        143,194       1,303,065
Ultratech Stepper Inc./(1)/                    62,591       1,301,893
Bowne & Co. Inc.                               92,397       1,300,026
Noven Pharmaceuticals Inc./(1)/                62,626       1,298,863
United Natural Foods Inc./(1)/                 52,089       1,297,537
Microsemi Corp./(1)/                           79,099       1,290,896
Advanced Marketing Services Inc.               53,509       1,284,216
Aaron Rents Inc. "B"                           55,776       1,274,482
Pegasus Solutions Inc./(1)/                    68,608       1,269,248
Mobile Mini Inc./(1)/                          39,307       1,264,899
Pinnacle Systems Inc./(1)/                    158,468       1,262,990
FirstFed Financial Corp./(1)/                  48,263       1,262,077
Remington Oil & Gas Corp./(1)/                 62,583       1,261,673
Barnes Group Inc.                              51,404       1,259,398
Pioneer-Standard Electronics Inc.              88,623       1,254,015
International Multifoods Corp./(1)/            52,778       1,254,005
DMC Stratex Networks Inc./(1)/                229,543       1,248,714
Methode Electronics Inc. "A"                  100,217       1,247,702
Watts Industries Inc. "A"                      73,997       1,243,150
MICROS Systems Inc./(1)/                       48,830       1,242,723
Inter-Tel Inc.                                 67,125       1,239,799
Intermagnetics General Corp./(1)/              45,490       1,239,603
Thomas Industries Inc.                         42,374       1,239,440
Dril-Quip Inc./(1)/                            48,241       1,237,382
Laclede Group Inc. (The)                       52,669       1,227,188
CDI Corp./(1)/                                 53,306       1,223,373
Valmont Industries Inc.                        68,263       1,221,908
Riggs National Corp.                           79,529       1,220,770
Systems & Computer Technology Corp./(1)/       92,315       1,217,635
Roxio Inc./(1)/                                53,286       1,209,059
Datascope Corp.                                41,192       1,208,985
Fremont General Corp.                         197,323       1,203,670
Jakks Pacific Inc./(1)/                        52,895       1,203,361
Coca-Cola Bottling Co. Consolidated            24,436       1,197,364
Elcor Corp.                                    53,930       1,197,246
Esterline Technologies Corp./(1)/              57,793       1,178,977
Dendrite International Inc./(1)/              110,103       1,178,102
Gymboree Corp./(1)/                            79,182       1,167,934
Therma-Wave Inc./(1)/                          80,403       1,161,019
Lance Inc.                                     81,026       1,158,672
Trimble Navigation Ltd./(1)/                   69,625       1,157,864
Stein Mart Inc./(1)/                          114,932       1,150,469
Chesapeake Corp.                               42,319       1,148,961
NYFIX Inc./(1)/                                76,701       1,147,447
ArthroCare Corp./(1)/                          63,544       1,144,427
Tetra Technologies Inc./(1)/                   39,331       1,142,566
O'Charley's Inc./(1)/                          51,895       1,118,337
On Assignment Inc./(1)/                        62,425       1,117,407
PAREXEL International Corp./(1)/               69,510       1,114,940
CryoLife Inc./(1)/                             52,665       1,100,698
Steak n Shake Company (The)/(1)/               77,794       1,093,006
ANSYS Inc./(1)/                                40,235       1,090,368
Phillips-Van Heusen Corp.                      77,179       1,088,996
K-Swiss Inc. "A"                               25,815       1,083,714
GBC Bancorp                                    32,253       1,078,863
First Republic Bank/(1)/                       37,979       1,078,604
Champion Enterprises Inc./(1)/                134,499       1,075,992
NUI Corp.                                      43,203       1,074,891
Gardner Denver Inc./(1)/                       43,576       1,067,612
Kaman Corp. "A"                                62,379       1,057,324
Fleetwood Enterprises Inc.                     97,574       1,053,799

68                                    2002 iShares Annual Report to Shareholders
iShares S&P SmallCap 600 Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                       Shares           Value
---------------------------------------------------------------------
COMMON STOCKS (continued)
---------------------------------------------------------------------
Heidrick & Struggles International Inc./(1)/   50,298  $    1,046,198
ChemFirst Inc.                                 39,106       1,046,085
Kroll Inc./(1)/                                62,795       1,045,537
Standard Microsystems Corp./(1)/               44,815       1,030,745
Applied Industrial Technologies Inc.           53,544       1,030,722
Schweitzer-Mauduit International Inc.          41,391       1,028,566
Read-Rite Corp./(1)/                          334,572       1,027,136
Mesa Air Group Inc./(1)/                       91,510       1,024,912
Chemed Corp.                                   27,425       1,024,324
Sierra Health Services Inc./(1)/               77,822       1,017,912
Avid Technology Inc./(1)/                      72,667       1,010,798
Biosite Inc./(1)/                              40,658       1,006,285
Deltic Timber Corp.                            33,215       1,004,754
Viasat Inc./(1)/                               71,619       1,004,098
Pericom Semiconductor Corp./(1)/               70,659         999,118
Buckeye Technologies Inc./(1)/                 96,962         998,709
Electroglas Inc./(1)/                          58,856         994,666
Sola International Inc./(1)/                   67,537         994,145
Artesyn Technologies Inc./(1)/                106,690         993,284
Stewart Information Services Corp./(1)/        49,621         992,420
American States Water Co.                      28,130         991,582
Concord Communications Inc./(1)/               46,660         986,859
BE Aerospace Inc./(1)/                         98,341         976,526
SWS Group Inc.                                 48,102         974,066
Sturm Ruger & Co. Inc.                         75,111         968,932
Keithley Instruments Inc.                      43,926         965,054
Stride Rite Corp.                             116,963         964,945
Myers Industries Inc.                          66,545         964,902
Apogee Enterprises Inc.                        79,003         963,837
Phoenix Technologies Ltd./(1)/                 70,443         961,547
Astec Industries Inc./(1)/                     54,673         960,605
Brown Shoe Co. Inc.                            48,734         948,364
Century Aluminum Co.                           57,195         929,419
MGI Pharma Inc./(1)/                           67,090         923,158
Trenwick Group Ltd.                           102,888         922,905
Planar Systems Inc./(1)/                       35,146         922,582
Catapult Communications Corp./(1)/             36,432         919,544
Tollgrade Communications Inc./(1)/             37,511         919,395
OMNOVA Solutions Inc.                         110,436         916,619
New England Business Service Inc.              35,436         909,642
StarTek Inc./(1)/                              39,250         908,638
Hancock Fabrics Inc.                           49,935         901,327
Robbins & Myers Inc.                           32,943         900,991
J&J Snack Foods Corp./(1)/                     24,099         900,821
Interface Inc. "A"                            141,822         900,570
Nash Finch Co.                                 32,792         893,582
Southwestern Energy Co./(1)/                   70,285         884,185
Three-Five Systems Inc./(1)/                   59,615         883,494
Prima Energy Corp./(1)/                        35,443         882,531
Labor Ready Inc./(1)/                         113,014         881,509
RadiSys Corp./(1)/                             48,428         872,188
Ultimate Electronics Inc./(1)/                 31,007         869,746
Imagistics International Inc./(1)/             54,450         865,755
DIMON Inc.                                    124,595         859,705
PolyMedica Corp./(1)/                          33,689         857,385
TBC Corp./(1)/                                 58,497         848,207
Jo-Ann Stores Inc./(1)/                        51,655         833,712
Stratos Lightwave Inc./(1)/                   187,756         829,882
Standex International Corp.                    33,800         825,396
Theragenics Corp./(1)/                         82,717         818,898
SPSS Inc./(1)/                                 46,611         817,557
Caraustar Industries Inc.                      77,763         812,623
AAR Corp.                                      74,908         806,759
Hologic Inc./(1)/                              52,127         805,362
Bio-Technology General Corp./(1)/             162,600         798,366
Lindsay Manufacturing Co.                      32,531         792,130
Volt Information Sciences Inc./(1)/            42,425         791,226
MRO Software Inc./(1)/                         63,130         785,337
Lawson Products Inc.                           26,878         774,624
Bei Technologies Inc.                          40,274         759,165
Ryerson Tull Inc.                              69,166         757,368
MemberWorks Inc./(1)/                          39,800         753,414
Information Resources Inc./(1)/                81,773         751,494
Supertex Inc./(1)/                             34,806         739,976
Key Productions Co. Inc./(1)/                  38,984         738,747
Bel Fuse Inc. "B"                              29,990         733,555
Magnetek Inc./(1)/                             62,635         732,829
Rainbow Technologies Inc./(1)/                 72,780         732,167
Consolidated Graphics Inc./(1)/                36,786         732,041
Skyline Corp.                                  23,394         726,384
Coachmen Industries Inc.                       44,414         723,948
Arqule Inc./(1)/                               56,757         716,841
Goody's Family Clothing Inc./(1)/              90,568         710,959
Nuevo Energy Co./(1)/                          47,435         706,781

Schedules of Investments                                                      69
iShares S&P SmallCap 600 Index Fund
Schedule of Investments (continued)
March 31, 2002

Security                                       Shares           Value
---------------------------------------------------------------------
COMMON STOCKS (continued)
---------------------------------------------------------------------
Midwest Express Holdings Inc./(1)/             38,640  $      706,726
Radiant Systems Inc./(1)/                      76,485         692,189
Concord Camera Corp./(1)/                      76,620         690,346
4Kids Entertainment Inc./(1)/                  34,091         679,092
Penton Media Inc.                              89,108         672,765
Bassett Furniture Industries Inc.              32,765         671,682
RTI International Metals Inc./(1)/             57,889         668,618
AXT Inc./(1)/                                  62,366         667,316
Cascade Natural Gas Corp.                      30,832         654,255
Advanced Tissue Sciences Inc./(1)/            204,191         642,181
Seitel Inc./(1)/                               69,914         639,713
Pope & Talbot Inc.                             43,539         638,282
Wabash National Corp.                          64,258         636,154
Lydall Inc./(1)/                               44,428         629,989
Cleveland-Cliffs Inc.                          28,307         622,754
Salton Inc./(1)/                               30,664         608,680
Cash America International Inc.                68,811         605,537
InterVoice-Brite Inc./(1)/                     93,709         599,738
Quaker Chemical Corp.                          25,472         594,771
Midas Inc./(1)/                                41,587         593,031
Brush Engineered Materials Inc.                46,330         588,391
Central Vermont Public Service Corp.           32,311         577,074
Pinnacle Entertainment Inc./(1)/               71,023         572,445
Insurance Auto Auctions Inc./(1)/              33,919         567,804
Aspect Communications Corp./(1)/              144,814         566,223
Allen Telecom Inc./(1)/                        83,478         557,633
Applica Inc./(1)/                              64,827         557,512
Oxford Industries Inc.                         20,957         553,265
National Presto Industries Inc.                19,051         547,907
Carreker Corp./(1)/                            61,122         532,984
Building Materials Holdings Corp./(1)/         36,169         520,834
SBS Technologies Inc./(1)/                     40,633         519,290
QRS Corp./(1)/                                 43,520         513,536
Nature's Sunshine Products Inc.                45,391         508,833
Standard Motor Products Inc.                   34,826         508,460
Department 56 Inc./(1)/                        36,015         504,210
SCM Microsystems Inc./(1)/                     42,753         499,783
Intermet Corp.                                 71,127         499,312
Bell Microproducts Inc./(1)/                   47,204         490,922
Nelson (Thomas) Inc.                           40,081         486,984
X-Rite Inc.                                    59,470         475,760
Butler Manufacturing Co.                       17,608         472,775
PC-Tel Inc./(1)/                               54,375         470,344
Factory 2-U Stores Inc./(1)/                   35,833         462,246
Audiovox Corp. "A"/(1)/                        63,906         458,845
Gerber Scientific Inc./(1)/                    61,613         452,856
SCPIE Holdings Inc.                            26,024         441,888
Material Sciences Corp./(1)/                   41,131         429,819
Castle (A.M.) & Co.                            39,358         426,641
Luby's Inc./(1)/                               62,638         425,938
Flow International Corp./(1)/                  42,598         416,608
MapInfo Corp./(1)/                             41,345         413,450
Boston Communications Group Inc./(1)/          47,937         412,738
Cygnus Inc./(1)/                              103,277         403,813
Aware Inc./(1)/                                63,271         401,771
Valence Technology Inc./(1)/                  127,279         388,201
Symmetricom Inc./(1)/                          62,310         385,699
Spacelabs Medical Inc./(1)/                    27,167         381,968
Angelica Corp.                                 24,009         371,899
IMCO Recycling Inc./(1)/                       41,222         366,876
CPI Corp.                                      22,135         364,121
Commonwealth Industries Inc.                   46,029         340,615
Penford Corp.                                  21,094         339,613
Computer Task Group Inc./(1)/                  58,303         336,991
Digi International Inc./(1)/                   60,897         331,889
K2 Inc./(1)/                                   50,088         326,574
Cross (A.T.) Co./(1)/                          46,957         324,003
Network Equipment Technologies Inc./(1)/       61,788         318,208
ZixIt Corp./(1)/                               47,968         312,751
Captaris Inc./(1)/                             88,678         306,826
Hall Kinion & Associates Inc./(1)/             36,137         299,576
Titan International Inc.                       57,870         295,137
Wolverine Tube Inc./(1)/                       33,805         294,104
Green Mountain Power Corp.                     15,922         290,576
Ashworth Inc./(1)/                             36,706         288,142
Fedders Corp./(1)/                             95,802         287,407
Davox Corp./(1)/                               34,439         275,512
ePresence Inc./(1)/                            64,541         273,654
Analysts International Corp.                   67,627         270,508
Curative Health Services Inc./(1)/             25,066         267,454
Enesco Group Inc./(1)/                         38,447         265,284
Osteotech Inc./(1)/                            39,328         262,711
Visual Networks Inc./(1)/                      89,117         262,004
SLI Inc.                                       93,264         237,823
Steel Technologies Inc.                        26,698         227,734


70                                    2002 iShares Annual Report to Shareholders
iShares S&P SmallCap 600 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares           Value
---------------------------------------------------------------------

COMMON STOCKS (continued)
---------------------------------------------------------------------
Haggar Corp.                                   17,789  $      218,805
Brooktrout Inc.(1)                             34,726         213,912
Royal Appliance Manufacturing Co.(1)           38,544         206,210
Mississippi Chemical Corp.(1)                  73,142         201,140
Huffy Corp.(1)                                 29,103         197,900
Meade Instruments Corp.(1)                     46,132         165,153
Franklin Covey Co.(1)                          55,741         142,697
---------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,046,920,460)                                  1,124,365,427
---------------------------------------------------------------------


Security                                       Shares           Value
---------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 9.42%
---------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     60,638,022  $   60,638,022
Dreyfus Money Market Fund                  22,875,934      22,875,934
Goldman Sachs Financial Square Prime
  Obligation Fund                           1,147,734       1,147,734
Providian Temp Cash Money Market Fund      21,338,972      21,338,972
---------------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $106,000,662)                                      106,000,662
---------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 109.38%
(Cost $1,152,921,122)                                   1,230,366,089
---------------------------------------------------------------------
Other Assets, Less Liabilities -- (9.38%)                (105,554,174)
---------------------------------------------------------------------
NET ASSETS -- 100.00%                                  $1,124,811,915
=====================================================================
(1)  Non-income earning securities.

See notes to financial statements.

SCHEDULES OF INVESTMENTS                                                      71
iShares S&P SmallCap 600/BARRA Growth Index Fund
Schedule of Investments
March 31, 2002



Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS - 99.98%
------------------------------------------------------------------
Cephalon Inc.(1)                              50,374  $  3,173,562
AdvancePCS(1)                                 92,053     2,769,875
Varian Medical Systems Inc.(1)                67,090     2,743,981
Whole Foods Market Inc.(1)                    55,537     2,537,486
Alliant Techsystems Inc.(1)                   24,769     2,526,190
Michaels Stores Inc.(1)                       65,431     2,473,292
XTO Energy Inc.                              123,123     2,468,616
NVR Inc.(1)                                    7,538     2,378,239
OM Group Inc.                                 27,553     1,992,082
Pier 1 Imports Inc.                           93,039     1,915,673
Pharmaceutical Product Development
  Inc.(1)                                     51,878     1,807,948
Cheesecake Factory (The)(1)                   48,294     1,782,049
Zebra Technologies Corp. "A"(1)               31,421     1,699,562
Medicis Pharmaceutical Corp. "A"(1)           30,477     1,691,474
Cerner Corp.(1)                               34,839     1,662,169
O'Reilly Automotive Inc.(1)                   52,318     1,651,679
Cymer Inc.(1)                                 32,893     1,633,466
Renal Care Group Inc.(1)                      48,991     1,606,905
Philadelphia Suburban Corp.                   67,892     1,595,462
Harman International Industries Inc.          32,207     1,589,415
Roper Industries Inc.                         30,932     1,538,558
Ruby Tuesday Inc.                             64,217     1,493,045
Accredo Health Inc.(1)                        26,025     1,490,452
Varian Semiconductor Equipment
  Associates Inc.(1)                          32,660     1,469,700
Ethan Allen Interiors Inc.                    38,560     1,467,594
Hudson United Bancorp                         45,977     1,462,528
Fair Isaac and Co. Inc.                       23,059     1,461,710
Polaris Industries Inc.                       22,882     1,457,583
Performance Food Group Co.(1)                 43,537     1,421,918
First Midwest Bancorp Inc.                    48,528     1,409,253
SkyWest Inc.                                  56,503     1,408,620
Axcelis Technologies Inc.(1)                  97,051     1,387,829
Mid Atlantic Medical Services Inc.(1)         48,229     1,374,527
Orthodontic Centers of America Inc.(1)        49,734     1,373,156
Chico's FAS Inc.(1)                           40,466     1,363,704
FactSet Research Systems Inc.                 33,321     1,344,502
Applebee's International Inc.                 36,916     1,340,051
Global Payments Inc.                          36,396     1,333,913
Scotts Co. (The) "A"(1)                       29,104     1,332,381
BARRA Inc.(1)                                 21,711     1,315,035
ResMed Inc.(1)                                32,023     1,285,083


Security                                      Shares         Value
------------------------------------------------------------------
CEC Entertainment Inc.(1)                     27,755  $  1,282,281
United Bancshares Inc.                        42,917     1,267,339
Cognex Corp.(1)                               43,592     1,266,784
Graco Inc.                                    31,000     1,266,350
AptarGroup Inc.                               35,724     1,252,126
NDCHealth Corp.                               34,031     1,238,388
Diagnostic Products Corp.                     28,164     1,216,685
THQInc.(1)                                    24,589     1,207,320
Regis Corp.                                   42,065     1,181,185
Priority Healthcare Corp. "B"(1)              45,189     1,175,366
Jack in the Box Inc.(1)                       39,158     1,161,035
Invacare Corp.                                30,611     1,150,974
Advanced Energy Industries Inc.(1)            31,678     1,139,141
Techne Corp.(1)                               41,288     1,138,310
NBTY Inc.(1)                                  65,559     1,118,437
Southwest Bancorp of Texas Inc.(1)            32,771     1,092,585
Regeneron Pharmaceuticals Inc.(1)             43,519     1,087,540
Cambrex Corp.                                 25,648     1,079,781
Corinthian Colleges Inc.(1)                   21,261     1,074,744
Argosy Gaming Co.(1)                          28,695     1,052,820
Atlantic Coast Airlines Holdings Inc.(1)      43,704     1,048,022
Manhattan Associates Inc.(1)                  27,472     1,046,683
Community First Bankshares Inc.               40,078     1,036,417
ITT Educational Services Inc.(1)              23,027     1,036,215
Sonic Corp.(1)                                39,781     1,022,770
Photronics Inc.(1)                            30,204     1,018,781
Veeco Instruments Inc.(1)                     28,637     1,002,295
Province Healthcare Co.(1)                    31,518     1,001,327
Heartland Express Inc.(1)                     49,878       995,565
Respironics Inc.(1)                           30,491       987,908
Elantec Semiconductor Inc.(1)                 23,036       985,250
Arbitron Inc.(1)                              29,076       982,769
CACI International Inc. "A"(1)                27,634       970,230
Manitowoc Co. Inc. (The)                      24,173       954,833
ATMI Inc.(1)                                  30,208       950,042
Insight Enterprises Inc.(1)                   41,535       940,352
Kronos Inc.(1)                                19,740       927,385
Too Inc.(1)                                   31,200       920,088
TrustCo Bank Corp. NY                         70,912       915,474
ESS Technology Inc.(1)                        43,921       910,922
Fred's Inc.                                   25,274       909,864
IDEXX Laboratories Inc.(1)                    33,463       898,147
Panera Bread Co. "A"(1)                       14,086       897,419
Group 1 Automotive Inc.(1)                    22,636       883,936
Hilb Rogal & Hamilton Co.                     28,142       878,030

72                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P SmallCap 600/BARRA Growth Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS (continued)
------------------------------------------------------------------
Winnebago Industries Inc.                     20,622  $    865,918
UGI Corp.                                     27,315       856,052
Photon Dynamics Inc.(1)                       16,813       855,614
Action Performance Companies Inc.(1)          17,355       854,734
Georgia Gulf Corp.                            31,572       847,708
Mentor Corp.                                  23,341       842,143
ADVO Inc.(1)                                  19,918       841,336
Harland (John H.) Co.                         28,899       840,094
Haemonetics Corp.(1)                          26,397       837,841
Brady Corp. "A"                               22,841       829,128
Philadelphia Consolidated Holding
  Corp.(1)                                    20,792       827,522
Armor Holdings Inc.(1)                        30,384       823,406
Christopher & Banks Corp.(1)                  24,734       812,512
CAL Dive International Inc.(1)                32,449       807,980
American Italian Pasta Co. "A"(1)             17,736       805,214
Pacific Sunwear of California Inc.(1)         32,602       802,009
Technitrol Inc.                               33,559       800,047
Fossil Inc.(1)                                30,031       798,524
P.F. Chang's China Bistro Inc.(1)             11,958       796,762
CLARCOR Inc.                                  24,514       784,448
SCP Pool Corp.(1)                             24,856       780,478
Aeroflex Inc.(1)                              59,679       767,472
Baldor Electric Co.                           33,738       762,479
Administaff Inc.(1)                           27,455       758,582
Sybron Dental Specialties Inc.(1)             37,740       758,574
Avant! Corp.(1)                               37,674       754,610
Landstar System Inc.(1)                        8,061       748,061
Tetra Tech Inc.(1)                            52,195       745,867
SurModics Inc.(1)                             16,834       733,962
Delta & Pine Land Co.                         38,312       726,779
Cooper Companies Inc.                         15,158       718,489
Vicor Corp.(1)                                42,179       712,825
MAXIMUS Inc.(1)                               23,104       709,986
Mercury Computer Systems Inc.(1)              21,949       701,490
UCBH Holdings Inc.                            19,336       695,709
Rudolph Technologies Inc.(1)                  16,058       693,063
Wet Seal Inc. "A"(1)                          19,860       692,915
Monaco Coach Corp.(1)                         28,442       691,141
DRS Technologies Inc.(1)                      16,479       683,714
Harmonic Inc.(1)                              58,753       681,535
Forward Air Corp.(1)                          21,472       679,589
Hooper Holmes Inc.                            64,389       675,441


Security                                      Shares         Value
------------------------------------------------------------------
Alpha Industries Inc.(1)                      44,002  $    671,030
Syncor International Corp.(1)                 24,613       670,704
Insituform Technologies Inc. "A"(1)           26,339       665,587
Thor Industries Inc.                          14,055       664,802
Owens & Minor Inc.                            33,719       662,241
INAMED Corp.(1)                               20,045       659,480
Impath Inc.(1)                                16,048       658,610
Hot Topic Inc.(1)                             31,075       649,457
Helix Technology Corp.                        25,540       646,673
Progress Software Corp.(1)                    35,604       645,857
Metro One Telecommunications Inc.(1)          24,237       614,408
CARBO Ceramics Inc.                           14,920       611,123
WMS Industries Inc.(1)                        32,040       608,760
CUNO Inc.(1)                                  16,382       608,100
Pre-Paid Legal Services Inc.(1)               21,231       606,357
Genesco Inc.(1)                               21,756       599,813
FileNET Corp.(1)                              35,092       599,722
AstroPower Inc.(1)                            14,358       599,590
Kopin Corp.(1)                                65,186       593,844
Boston Private Financial Holdings Inc.        22,062       590,158
Libbey Inc.                                   15,296       589,202
Cost Plus Inc.(1)                             21,417       586,021
Enzo Biochem Inc.(1)                          28,286       573,066
Midway Games Inc.(1)                          42,424       571,027
Sterling Bancshares Inc.                      42,105       562,102
Frontier Airlines Inc.(1)                     29,060       532,379
Power Integrations Inc.(1)                    27,768       528,980
EDO Corp.                                     19,534       527,613
Teledyne Technologies Inc.(1)                 31,683       525,304
Dionex Corp.(1)                               21,283       517,815
Rogers Corp.(1)                               15,580       517,412
OshKosh B'Gosh Inc. "A"                       11,963       512,734
Netegrity Inc.(1)                             33,682       498,157
Itron Inc.(1)                                 16,203       482,039
Vital Sign Inc.                               12,899       475,715
General Communication Inc. "A"(1)             54,426       473,506
WD-40 Co.                                     15,649       471,348
Noven Pharmaceuticals Inc.(1)                 22,406       464,700
Microsemi Corp.(1)                            28,364       462,900
United Natural Foods Inc.(1)                  18,539       461,806
Advanced Marketing Services Inc.              19,084       458,016
Mobile Mini Inc.(1)                           14,070       452,773
Remington Oil & Gas Corp.(1)                  22,368       450,939
Intermagnetics General Corp.(1)               16,326       444,884
MICROS Systems Inc.(1)                        17,474       444,713

SCHEDULES OF INVESTMENTS                                                      73
iShares S&P SmallCap 600/BARRA Growth Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS (continued)
------------------------------------------------------------------
Inter-Tel Inc.                                24,010  $    443,465
Roxio Inc.(1)                                 19,131       434,082
Coca-Cola Bottling Co. Consolidated            8,733       427,917
Elcor Corp.                                   19,272       427,838
Dendrite International Inc.(1)                39,365       421,205
Gymboree Corp.(1)                             28,506       420,463
Lance Inc.                                    28,943       413,885
Trimble Navigation Ltd.(1)                    24,810       412,590
ArthroCare Corp.(1)                           22,712       409,043
NYFIX Inc.(1)                                 27,318       408,677
On Assignment Inc.(1)                         22,315       399,439
CryoLife Inc.(1)                              18,815       393,233
ANSYS Inc.(1)                                 14,371       389,454
K-Swiss Inc. "A"                               9,213       386,762
Kroll Inc.(1)                                 22,461       373,976
Read-Rite Corp.(1)                           119,984       368,351
Sierra Health Services Inc.(1)                27,720       362,578
Avid Technology Inc.(1)                       25,978       361,354
Biosite Inc.(1)                               14,528       359,568
Concord Communications Inc.(1)                16,653       352,211
Keithley Instruments Inc.                     15,708       345,105
Apogee Enterprises Inc.                       28,206       344,113
MGI Pharma Inc.(1)                            23,995       330,171
Planar Systems Inc.(1)                        12,561       329,726
Catapult Communications Corp.(1)              13,017       328,549
Tollgrade Communications Inc.(1)              13,388       328,140
StarTek Inc.(1)                               14,013       324,401
Hancock Fabrics Inc.                          17,949       323,979
Prima Energy Corp.(1)                         12,637       314,661
Ultimate Electronics Inc.(1)                  11,046       309,840
SPSS Inc.(1)                                  16,627       291,638
Bio-Technology General Corp.(1)               58,071       285,129
MRO Software Inc.(1)                          22,668       281,990
Lindsay Manufacturing Co.                     11,558       281,437
Bei Technologies Inc.                         14,359       270,667
MemberWorks Inc.(1)                           14,213       269,052
Supertex Inc.(1)                              12,449       264,666
Radiant Systems Inc.(1)                       27,252       246,631
Advanced Tissue Sciences Inc.(1)              72,951       229,431
InterVoice-Brite Inc.(1)                      33,607       215,085
Nature's Sunshine Products Inc.               16,211       181,725
X-Rite Inc.                                   21,226       169,808


Security                                      Shares         Value
------------------------------------------------------------------
Factory 2-U Stores Inc.(1)                    12,744  $    164,398
MapInfo Corp.(1)                              14,897       148,970
Cygnus Inc.(1)                                37,017       144,736
Valence Technology Inc.(1)                    45,355       138,333
ZixIt Corp.(1)                                17,465       113,872
Visual Networks Inc.(1)                       31,756        93,363
------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $178,057,132)                                   191,449,109
------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 8.67%
------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     9,571,224     9,571,224
Dreyfus Money Market Fund                  3,087,022     3,087,022
Goldman Sachs Financial Square Prime
  Obligation Fund                            831,327       831,327
Providian Temp Cash Money Market Fund      3,106,500     3,106,500
------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $16,596,073)                                     16,596,073
------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES -- 108.65%
(Cost $194,653,205)                                    208,045,182
------------------------------------------------------------------

Other Assets, Less Liabilities -- (8.65%)              (16,569,684)
------------------------------------------------------------------

NET ASSETS -- 100.00%                                 $191,475,498
==================================================================
(1)  Non-income earning securities.

See notes to financial statements.

74                                                      SCHEDULES OF INVESTMENTS
iShares S&P SmallCap 600/BARRA Value Index Fund
Schedule of Investments
March 31, 2002



Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS - 99.95%
-------------------------------------------------------------------
Constellation Brands Inc.(1)                   94,885  $  5,214,880
Cullen/Frost Bankers Inc.                     111,358     3,994,411
Toll Brothers Inc.(1)                          76,080     3,792,588
Coventry Health Care Inc.(1)                  142,048     3,693,248
Pogo Producing Co.                            116,257     3,685,347
La-Z-Boy Inc.                                 131,944     3,621,863
Raymond James Financial Inc.                  105,274     3,603,529
Newfield Exploration Co.(1)                    95,328     3,526,183
Washington Federal Inc.                       137,441     3,290,338
First American Corp.                          148,659     3,163,464
Adaptec Inc.(1)                               229,617     3,069,979
Zale Corp.(1)                                  75,597     3,069,238
Timken Co. (The)                              129,686     2,994,450
RGS Energy Group Inc.                          75,080     2,946,890
Werner Enterprises Inc.                       137,317     2,876,791
Whitney Holding Corp.                          57,215     2,852,740
United Stationers Inc.(1)                      73,345     2,794,445
Downey Financial Corp.                         61,126     2,787,346
Jeffries Group Inc.                            56,875     2,741,375
Massey Energy Co.                             162,049     2,738,628
AnnTaylor Stores Corp.(1)                      63,251     2,733,708
Commercial Federal Corp.                      100,492     2,703,235
Staten Island Bancorp Inc.                    136,833     2,692,873
Linens 'N Things Inc.(1)                       87,993     2,686,426
Ryland Group Inc.                              28,702     2,588,920
Mueller Industries Inc.(1)                     72,520     2,537,475
Piedmont Natural Gas Co.                       70,508     2,510,085
M.D.C. Holdings Inc.                           57,841     2,498,731
PolyOne Corp.                                 203,051     2,477,222
Corn Products International Inc.               76,550     2,464,910
Idex Corp.                                     66,514     2,461,018
Florida Rock Industries Inc.                   61,305     2,442,391
Shurgard Storage Centers Inc. "A"              70,496     2,389,814
Shaw Group Inc. (The)(1)                       86,803     2,387,083
Anixter International Inc.(1)                  79,834     2,365,481
Great Atlantic & Pacific Tea Co.(1)            83,112     2,317,163
Tom Brown Inc.(1)                              84,746     2,313,566
Kulicke & Soffa Industries Inc.(1)            106,528     2,216,848
Stone Energy Corp.(1)                          56,799     2,200,961
Electro Scientific Industries Inc.(1)          59,187     2,169,204
Pediatrix Medical Group Inc.(1)                52,993     2,159,995
Briggs & Stratton Corp.                        46,813     2,153,398
Fleming Companies Inc.                         96,119     2,153,066


Security                                       Shares         Value
-------------------------------------------------------------------
Men's Wearhouse Inc. (The)(1)                  91,769  $  2,142,806
Seacor Smit Inc.(1)                            43,486     2,130,814
Black Box Corp.(1)                             43,768     2,119,247
Coherent Inc.(1)                               62,109     2,105,495
Atmos Energy Corp.                             89,007     2,100,565
Susquehanna Bancshares Inc.                    85,167     2,084,888
Southern Union Co.(1)                         113,159     2,073,073
Oshkosh Truck Corp.                            36,289     2,064,844
Kansas City Southern Industries Inc.          127,732     2,036,048
USFreightways Corp.                            57,234     2,028,373
Chittenden Corp.                               69,468     2,024,992
DuPont Photomasks Inc.(1)                      38,721     2,013,492
Vintage Petroleum Inc.                        136,655     2,008,829
Waste Connections Inc.(1)                      59,361     1,989,187
Hughes Supply Inc.                             51,010     1,987,350
Brooks Automation Inc.(1)                      43,226     1,964,189
UICI(1)                                       103,219     1,956,000
ABM Industries Inc.                            52,994     1,944,880
PRG-Schultz International Inc.(1)             137,713     1,934,868
Hyperion Solutions Corp.(1)                    71,164     1,922,140
Reliance Steel & Aluminum Co.                  68,455     1,888,673
Texas Industries Inc.                          45,299     1,866,319
EMCOR Group Inc.(1)                            32,088     1,861,104
Pep Boys-Manny, Moe & Jack Inc.               111,444     1,854,428
Burlington Coat Factory Warehouse Corp.        96,200     1,851,850
South Financial Group Inc. (The)               89,490     1,821,122
US Oncology Inc.(1)                           205,392     1,809,504
UIL Holdings Corp.                             31,023     1,802,436
Energen Corp.                                  67,728     1,791,406
Standard-Pacific Corp.                         63,642     1,788,340
Central Parking Corp.                          77,478     1,781,219
Ralcorp Holdings Inc.(1)                       64,861     1,764,219
New Jersey Resources Corp.                     58,206     1,760,149
Southwest Gas Corp.                            70,186     1,754,650
Exar Corp.(1)                                  84,560     1,736,862
Aztar Corp.(1)                                 79,212     1,734,743
Delphi Financial Group Inc. "A"                44,168     1,731,827
MAF Bancorp Inc.                               48,701     1,716,710
Cabot Oil & Gas Corp. "A"                      69,180     1,712,897
El Paso Electric Co.(1)                       109,186     1,708,761
American Management Systems Inc.(1)            90,294     1,686,782
Woodward Governor Co.                          24,514     1,686,563
CH Energy Group Inc.                           35,465     1,682,814

SCHEDULES OF INVESTMENTS                                                      75
iShares S&P SmallCap 600/BARRA Value Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS (continued)
-------------------------------------------------------------------
Standard Register Co. (The)                    59,843  $  1,682,785
Evergreen Resources Inc.(1)                    40,323     1,681,469
Kilroy Realty Corp.                            59,484     1,678,044
G&K Services Inc. "A"                          44,803     1,669,360
First Bancorp.                                 57,552     1,663,253
Hain Celestial Group Inc.(1)                   73,393     1,632,994
Steel Dynamics Inc.(1)                         99,182     1,627,577
Lennox International Inc.                     122,632     1,621,195
Wolverine World Wide Inc.                      89,977     1,615,087
eFunds Corp.(1)                               100,458     1,612,351
Simpson Manufacturing Co. Inc.(1)              26,281     1,607,083
Take-Two Interactive Software Inc.(1)          79,729     1,602,553
Avista Corp.                                  103,086     1,600,926
Ryan's Family Steak Houses Inc.(1)             66,088     1,586,112
Stillwater Mining Co.(1)                       83,998     1,583,362
Toro Co.                                       26,564     1,583,214
Aspen Technology Inc.(1)                       68,940     1,578,726
Colonial Properties Trust                      45,208     1,557,416
Kirby Corp.(1)                                 51,950     1,553,305
Roadway Corp.                                  41,970     1,552,890
Tredegar Corp.                                 82,637     1,545,312
Northwest Natural Gas Co.                      54,602     1,529,402
Paxar Corp.(1)                                 90,709     1,528,447
IHOP Corp.(1)                                  44,844     1,511,691
MacDermid Inc.                                 69,646     1,508,532
Oceaneering International Inc.(1)              51,248     1,486,192
East West Bancorp Inc.                         50,732     1,485,940
UniSource Energy Corp.                         72,546     1,484,291
Acuity Brands Inc.                             89,524     1,479,832
Patina Oil & Gas Corp.                         46,938     1,479,486
Selective Insurance Group Inc.                 55,152     1,472,558
Arkansas Best Corp.(1)                         52,927     1,470,841
GenCorp. Inc.                                  93,172     1,464,664
Tower Automotive Inc.(1)                      104,145     1,456,989
Curtiss Wright Corp.                           21,864     1,453,956
Casey's General Store Inc.                    107,387     1,449,724
Presidential Life Corp.                        63,523     1,445,148
Unit Corp.(1)                                  77,996     1,426,547
Yellow Corp.(1)                                53,741     1,418,225
Russ Berrie & Co. Inc.                         43,579     1,403,244
Spherion Corp.(1)                             126,401     1,396,731
LandAmerica Financial Group Inc.               40,317     1,396,178
American Financial Holdings Inc.               52,044     1,384,891


Security                                       Shares         Value
-------------------------------------------------------------------
Bally Total Fitness Holding Corp.(1)           63,008  $  1,383,026
C-COR.net Corp.(1)                             76,722     1,380,996
Atwood Oceanics Inc.(1)                        29,969     1,375,577
CONMED Corp.(1)                                54,597     1,364,925
Information Holdings Inc.(1)                   47,145     1,357,776
Regal-Beloit Corp.                             52,979     1,353,613
JLG Industries Inc.                            91,391     1,352,587
Triumph Group Inc.(1)                          34,268     1,343,306
Verity Inc.(1)                                 75,786     1,339,896
Provident Bankshares Corp.                     55,347     1,328,328
Alpharma Inc. "A"                              92,631     1,324,623
Footstar Inc.(1)                               43,149     1,315,613
Smith (A.O.) Corp. "B"                         51,574     1,312,558
NorthWestern Corp.                             59,373     1,306,206
St. Mary Land & Exploration Co.                60,061     1,303,924
Sunrise Assisted Living Inc.(1)                47,814     1,303,410
HNC Software Inc.(1)                           76,543     1,285,922
Cable Design Technologies Corp.(1)             95,638     1,276,767
Prime Hospitality Corp.(1)                     97,009     1,275,668
Cohu Inc.                                      44,602     1,270,711
Belden Inc.                                    53,260     1,269,186
Viasys Healthcare Inc.(1)                      56,326     1,266,772
Plains Resource Inc.(1)                        50,549     1,257,659
URS Corp.(1)                                   39,555     1,253,894
Lone Star Technologies Inc.(1)                 54,642     1,246,384
Triarc Companies Inc.(1)                       44,146     1,227,259
Park Electrochemical Corp.                     42,121     1,221,509
Ionics Inc.(1)                                 37,856     1,213,663
Cato Corp. "A"                                 54,114     1,205,660
SPS Technologies Inc.(1)                       28,396     1,203,139
CIBER Inc.(1)                                 131,159     1,200,105
Kellwood Co.                                   49,310     1,197,740
Commercial Metals Co.                          28,454     1,195,068
Griffon Corp.(1)                               71,271     1,193,789
Benchmark Electronics Inc.(1)                  42,549     1,191,372
Analogic Corp.                                 28,625     1,190,514
C&D Technologies Inc.                          56,568     1,189,059
Financial Federal Corp.(1)                     36,068     1,183,391
Hutchinson Technology Inc.(1)                  54,796     1,181,950
Rare Hospitality International Inc.(1)         46,471     1,181,293
Dress Barn Inc.(1)                             39,650     1,174,036
Dime Community Bancshares                      37,335     1,149,918
Wellman Inc.                                   69,018     1,135,346
Veritas DGC Inc.(1)                            67,098     1,134,627
ShopKo Stores Inc.(1)                          62,291     1,127,467

76                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P SmallCap 600/BARRA Value Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS (continued)
-------------------------------------------------------------------
Zenith National Insurance Corp.                38,037  $  1,110,680
SOURCECORP Inc.(1)                             37,620     1,109,414
RLI Corp.                                      21,323     1,102,399
Landry's Restaurants Inc.                      47,991     1,101,873
Quiksilver Inc.(1)                             50,338     1,101,395
Checkpoint Systems Inc.(1)                     68,654     1,095,031
Nautica Enterprises Inc.(1)                    71,866     1,089,489
Lone Star Steakhouse & Saloon Inc.             52,146     1,089,330
Anchor BanCorp Wisconsin Inc.                  54,012     1,081,860
Actel Corp.(1)                                 52,019     1,077,313
RehabCare Group Inc.(1)                        37,544     1,070,004
Arch Chemicals Inc.                            48,107     1,060,759
Swift Energy Co.(1)                            53,718     1,058,245
Milacron Inc.                                  72,517     1,058,023
School Specialty Inc.(1)                       39,012     1,042,401
Offshore Logistics Inc.(1)                     48,296     1,040,779
Quanex Corp.                                   29,317     1,040,754
Russell Corp.                                  69,372     1,033,643
Watsco Inc.                                    57,746     1,030,766
Universal Forest Products Inc.                 42,850     1,023,687
Marcus Corp.                                   63,411     1,022,185
Arctic Cat Inc.                                50,699     1,021,585
Alliance Semiconductor Corp.(1)                88,382     1,018,161
CTS Corp.                                      62,594     1,017,152
Input/Output Inc.(1)                          111,224     1,012,138
Ultratech Stepper Inc.(1)                      48,652     1,011,962
Bowne & Co. Inc.                               71,741     1,009,396
Aaron Rents Inc. "B"                           43,269       988,697
Pegasus Solutions Inc.(1)                      53,327       986,550
Pinnacle Systems Inc.(1)                      123,703       985,913
FirstFed Financial Corp.(1)                    37,523       981,226
Barnes Group Inc.                              39,936       978,432
International Multifoods Corp.(1)              41,017       974,564
Pioneer-Standard Electronics Inc.              68,791       973,393
DMC Stratex Networks Inc.(1)                  178,394       970,463
Methode Electronics Inc. "A"                   77,871       969,494
Watts Industries Inc. "A"                      57,433       964,874
Thomas Industries Inc.                         32,937       963,407
Dril-Quip Inc.(1)                              37,524       962,491
Laclede Group Inc. (The)                       40,869       952,248
CDI Corp.(1)                                   41,419       950,566
Valmont Industries Inc.                        53,046       949,523
Riggs National Corp.                           61,763       948,062


Security                                       Shares         Value
-------------------------------------------------------------------
Systems & Computer Technology Corp.(1)         71,795  $    946,976
Jakks Pacific Inc.(1)                          41,380       941,395
Datascope Corp.                                32,007       939,405
Fremont General Corp.                         153,304       935,154
Esterline Technologies Corp.(1)                44,900       915,960
Therma-Wave Inc.(1)                            62,475       902,139
Stein Mart Inc.(1)                             89,250       893,393
Chesapeake Corp.                               32,875       892,556
Tetra Technologies Inc.(1)                     30,473       885,241
O'Charley's Inc.(1)                            40,316       868,810
PAREXEL International Corp.(1)                 54,129       868,229
Steak n Shake Company (The)(1)                 60,483       849,786
Phillips-Van Heusen Corp.                      59,933       845,655
GBC Bancorp                                    25,049       837,889
First Republic Bank(1)                         29,500       837,800
Champion Enterprises Inc.(1)                  104,439       835,512
NUI Corp.                                      33,550       834,724
Gardner Denver Inc.(1)                         33,861       829,594
Kaman Corp. "A"                                48,496       822,007
Fleetwood Enterprises Inc.                     75,751       818,111
Heidrick & Struggles International
  Inc.(1)                                      39,082       812,906
ChemFirst Inc.                                 30,345       811,729
Mesa Air Group Inc.(1)                         71,603       801,954
Standard Microsystems Corp.(1)                 34,856       801,688
Applied Industrial Technologies Inc.           41,600       800,800
Schweitzer-Mauduit International Inc.          32,159       799,151
Chemed Corp.                                   21,353       797,535
Viasat Inc.(1)                                 56,089       786,368
Deltic Timber Corp.                            25,720       778,030
Sola International Inc.(1)                     52,844       777,864
Buckeye Technologies Inc.(1)                   75,332       775,920
Pericom Semiconductor Corp.(1)                 54,821       775,169
Electroglas Inc.(1)                            45,698       772,296
Artesyn Technologies Inc.(1)                   82,918       771,967
Stewart Information Services Corp.(1)          38,565       771,300
American States Water Co.                      21,804       768,591
BE Aerospace Inc.(1)                           76,317       757,828
SWS Group Inc.                                 37,347       756,277
Sturm Ruger & Co. Inc.                         58,298       752,044
Myers Industries Inc.                          51,726       750,027
Stride Rite Corp.                              90,909       749,999
Astec Industries Inc.(1)                       42,500       746,725
Phoenix Technologies Ltd.(1)                   54,671       746,259

SCHEDULES OF INVESTMENTS                                                      77
iShares S&P SmallCap 600/BARRA Value Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS (continued)
-------------------------------------------------------------------
Brown Shoe Co. Inc.                            37,857     $ 736,697
Century Aluminum Co.                           44,450       722,312
Trenwick Group Ltd.                            79,908       716,775
OMNOVA Solutions Inc.                          85,838       712,455
New England Business Service Inc.              27,711       711,341
Robbins & Myers Inc.                           25,637       701,172
J&J Snack Foods Corp.(1)                       18,740       700,501
Interface Inc. "A"                            110,179       699,637
Nash Finch Co.                                 25,413       692,504
Southwestern Energy Co.(1)                     54,634       687,296
Three-Five Systems Inc.(1)                     46,321       686,477
Labor Ready Inc.(1)                            87,798       684,824
RadiSys Corp.(1)                               37,636       677,824
Imagistics International Inc.(1)               42,349       673,349
DIMON Inc.                                     96,758       667,630
PolyMedica Corp.(1)                            26,171       666,052
TBC Corp.(1)                                   45,449       659,011
Jo-Ann Stores Inc.(1)                          40,229       649,296
Stratos Lightwave Inc.(1)                     145,875       644,768
Standex International Corp.                    26,261       641,294
Theragenics Corp.(1)                           64,295       636,521
Hologic Inc.(1)                                40,957       632,786
Caraustar Industries Inc.                      60,341       630,563
AAR Corp.                                      58,168       626,469
Volt Information Sciences Inc.(1)              32,978       615,040
Lawson Products Inc.                           20,929       603,174
Ryerson Tull Inc.                              53,740       588,453
Information Resources Inc.(1)                  63,508       583,639
Key Productions Co. Inc.(1)                    30,250       573,237
Bel Fuse Inc. "B"                              23,301       569,942
Magnetek Inc.(1)                               48,655       569,264
Rainbow Technologies Inc.(1)                   56,560       568,994
Consolidated Graphics Inc.(1)                  28,590       568,941
Skyline Corp.                                  18,208       565,358
Coachmen Industries Inc.                       34,525       562,757
Arqule Inc.(1)                                 44,034       556,149
Goody's Family Clothing Inc.(1)                70,355       552,287
Nuevo Energy Co.(1)                            36,873       549,408
Midwest Express Holdings Inc.(1)               29,968       548,115
Concord Camera Corp.(1)                        59,428       535,446
4Kids Entertainment Inc.(1)                    26,411       526,107
Penton Media Inc.                              69,242       522,777
Bassett Furniture Industries Inc.              25,448       521,684

Security                                       Shares         Value
-------------------------------------------------------------------
AXT Inc.(1)                                    48,489     $ 518,832
RTI International Metals Inc.(1)               44,919       518,814
Cascade Natural Gas Corp.                      23,893       507,009
Seitel Inc.(1)                                 54,324       497,065
Pope & Talbot Inc.                             33,862       496,417
Wabash National Corp.                          49,872       493,733
Lydall Inc.(1)                                 34,525       489,565
Cleveland-Cliffs Inc.                          22,041       484,902
Salton Inc.(1)                                 23,781       472,053
Cash America International Inc.                53,471       470,545
Quaker Chemical Corp.                          19,810       462,564
Midas Inc.(1)                                  32,305       460,669
Brush Engineered Materials Inc.                36,048       457,810
Central Vermont Public Service Corp.           25,018       446,821
Pinnacle Entertainment Inc.(1)                 55,116       444,235
Aspect Communications Corp.(1)                112,500       439,875
Insurance Auto Auctions Inc.(1)                26,260       439,592
Allen Telecom Inc.(1)                          65,674       438,702
Applica Inc.(1)                                50,400       433,440
Oxford Industries Inc.                         16,309       430,558
National Presto Industries Inc.                14,826       426,396
Carreker Corp.(1)                              47,447       413,738
Building Materials Holdings Corp.(1)           28,100       404,640
SBS Technologies Inc.(1)                       31,624       404,155
QRS Corp.(1)                                   33,846       399,383
Standard Motor Products Inc.                   26,980       393,908
Department 56 Inc.(1)                          27,916       390,824
SCM Microsystems Inc.(1)                       33,225       388,400
Intermet Corp.                                 55,210       387,574
Bell Microproducts Inc.(1)                     36,692       381,597
Nelson (Thomas) Inc.                           31,148       378,448
Butler Manufacturing Co.                       13,611       365,455
PC-Tel Inc.(1)                                 42,177       364,831
Audiovox Corp. "A"(1)                          49,617       356,250
Gerber Scientific Inc.(1)                      47,823       351,499
SCPIE Holdings Inc.                            20,234       343,573
Material Sciences Corp.(1)                     31,931       333,679
Castle (A.M.) & Co.                            30,544       331,097
Luby's Inc.(1)                                 48,576       330,317
Flow International Corp.(1)                    33,039       323,121
Boston Communications Group Inc.(1)            37,200       320,292
Aware Inc.(1)                                  49,099       311,779
Symmetricom Inc.(1)                            48,336       299,200
Spacelabs Medical Inc.(1)                      21,149       297,355
Angelica Corp.                                 18,690       289,508

78                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P SmallCap 600/BARRA Value Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS (continued)
-------------------------------------------------------------------
IMCO Recycling Inc.(1)                         32,003  $    284,827
CPI Corp.                                      17,198       282,907
Commonwealth Industries Inc.                   35,691       264,113
Penford Corp.                                  16,309       262,575
Computer Task Group Inc.(1)                    45,236       261,464
Digi International Inc.(1)                     47,324       257,916
K2 Inc.(1)                                     38,912       253,706
Cross (A.T.) Co.(1)                            36,442       251,450
Network Equipment Technologies Inc.(1)         47,967       247,030
Captaris Inc.(1)                               68,836       238,173
Hall Kinion & Associates Inc.(1)               28,005       232,161
Titan International Inc.                       44,873       228,852
Fedders Corp.(1)                               75,967       227,901
Wolverine Tube Inc.(1)                         26,172       227,696
Green Mountain Power Corp.                     12,354       225,460
Ashworth Inc.(1)                               28,474       223,521
Davox Corp.(1)                                 26,778       214,224
ePresence Inc.(1)                              50,075       212,318
Analysts International Corp.                   52,463       209,852
Curative Health Services Inc.(1)               19,654       209,708
Enesco Group Inc.(1)                           29,797       205,599
Osteotech Inc.(1)                              30,532       203,954
SLI Inc.                                       72,263       184,271
Steel Technologies Inc.                        20,674       176,349
Haggar Corp.                                   13,739       168,990
Brooktrout Inc.(1)                             26,883       165,599
Royal Appliance Manufacturing Co.(1)           29,875       159,831
Mississippi Chemical Corp.(1)                  56,609       155,675
Huffy Corp.(1)                                 22,504       153,027
Meade Instruments Corp.(1)                     35,675       127,717
Franklin Covey Co.(1)                          43,093       110,318
-------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $416,980,833)                                    457,370,339
-------------------------------------------------------------------


Security                                       Shares         Value
-------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 8.81%
-------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     23,695,782  $ 23,695,782
Dreyfus Money Market Fund                   8,149,358     8,149,358
Goldman Sachs Financial Square Prime
  Obligation Fund                             960,296       960,296
Providian Temp Cash Money Market Fund       7,539,333     7,539,333
-------------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $40,344,769)                                      40,344,769
-------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 108.76%
(Cost $457,325,602)                                     497,715,108
-------------------------------------------------------------------
Other Assets, Less Liabilities -- (8.76%)               (40,104,816)
-------------------------------------------------------------------
NET ASSETS -- 100.00%                                  $457,610,292
===================================================================
(1)  Non-income earning securities.

See notes to financial statements.

SCHEDULES OF INVESTMENTS                                                      79
iShares S&P Global 100 Index Fund
Schedule of Investments
March 31, 2002


Security                                      Shares        Value
-----------------------------------------------------------------

COMMON STOCKS AND RIGHTS - 99.63%
-----------------------------------------------------------------

AUSTRALIA - 0.46%
-----------------------------------------------------------------
Broken Hill Proprietary Co. Ltd.              24,523  $   149,202
News Corp. Ltd.                                8,720       61,059
-----------------------------------------------------------------
                                                          210,261
-----------------------------------------------------------------

BELGIUM - 0.29%
-----------------------------------------------------------------
Fortis Group                                   6,016      133,834
-----------------------------------------------------------------
                                                          133,834
-----------------------------------------------------------------

CANADA - 0.46%
-----------------------------------------------------------------
Alcan Inc.                                     2,700      107,001
Nortel Networks Corp.                         22,400      100,576
-----------------------------------------------------------------
                                                          207,577
-----------------------------------------------------------------

FINLAND - 1.46%
-----------------------------------------------------------------
Nokia OYJ ADR                                 32,240      668,658
-----------------------------------------------------------------
                                                          668,658
-----------------------------------------------------------------

FRANCE - 5.05%
-----------------------------------------------------------------
Alcatel SA "A"                                 8,816      125,826
Aventis SA                                     4,672      322,809
AXA AG                                         8,960      202,219
Carrefour Supermarche SA                       4,272      201,253
France Telecom SA                              3,136       96,083
L'Oreal SA                                     2,240      165,617
Suez SA                                        5,024      142,095
TotalFinaElf SA                                4,976      768,370
Vivendi Universal SA                           7,264      282,509
-----------------------------------------------------------------
                                                        2,306,781
-----------------------------------------------------------------

GERMANY - 3.98%
-----------------------------------------------------------------
Allianz AG                                     1,264      301,042
BASF AG                                        4,800      195,097
Bayer AG                                       4,800      162,685
DaimlerChrysler AG                             4,800      219,008
Deutsche Bank AG                               4,704      303,433
Deutsche Telekom AG                           14,912      224,670
-----------------------------------------------------------------


Security                                      Shares        Value
-----------------------------------------------------------------

GERMANY (continued)
-----------------------------------------------------------------
Siemens AG                                     4,928  $   326,739
Volkswagen AG                                  1,600       84,393
-----------------------------------------------------------------
                                                        1,817,067
-----------------------------------------------------------------

ITALY - 0.48%
-----------------------------------------------------------------
Assicurazioni Generali SpA                     8,000      197,442
Fiat SpA                                       1,600       22,264
-----------------------------------------------------------------
                                                          219,706
-----------------------------------------------------------------

JAPAN - 4.29%
-----------------------------------------------------------------
Canon Inc.                                     6,400      237,583
Fuji Photo Film Co. Ltd.                       3,200      100,683
Hitachi Ltd.                                  22,400      163,773
Honda Motor Co. Ltd.                           4,800      201,728
Matsushita Electric Industrial Co. Ltd.       11,200      136,562
Mitsubishi Tokyo Financial Group Inc.             16       97,785
NEC Corp.                                     11,200       93,295
Sony Corp.                                     6,400      332,712
Toshiba Corp.                                 20,800       87,102
Toyota Motor Corp.                            17,600      507,278
-----------------------------------------------------------------
                                                        1,958,501
-----------------------------------------------------------------

MEXICO - 0.14%
-----------------------------------------------------------------
America Movil SA de CV ADR                     3,200       63,552
-----------------------------------------------------------------
                                                           63,552
-----------------------------------------------------------------

NETHERLANDS - 3.32%
-----------------------------------------------------------------
ING Groep NV                                  10,368      282,207
Koninklijke (Royal) Philips Electronics
  NV - NY Shares                               9,600      290,112
Royal Dutch Petroleum Co. - NY Shares         14,000      760,480
Unilever NV - NY Shares                        3,200      181,760
-----------------------------------------------------------------
                                                        1,514,559
-----------------------------------------------------------------

SPAIN - 2.01%
-----------------------------------------------------------------
Banco Bilbao Vizcaya SA                       22,208      264,460
Banco Santander Central Hispano SA            31,520      263,983


80                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P Global 100 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                      Shares        Value
-----------------------------------------------------------------

COMMON STOCKS AND RIGHTS (continued)
-----------------------------------------------------------------

SPAIN (continued)
-----------------------------------------------------------------
Repsol YPF SA                                  6,288  $    79,268
Telefonica SA(1)                              27,009      302,782
Telefonica SA - Bonus Rights(1)               27,009        6,126
-----------------------------------------------------------------
                                                          916,619
-----------------------------------------------------------------

SWEDEN - 0.48%
-----------------------------------------------------------------
Telefonaktiebolaget LM Ericsson AB ADR        52,800      220,704
-----------------------------------------------------------------
                                                          220,704
-----------------------------------------------------------------

SWITZERLAND - 4.39%
-----------------------------------------------------------------
ABB Ltd.(1)                                    8,000       63,503
Nestle S.A.                                    2,592      576,411
Novartis AG                                   20,160      792,951
Swiss Re                                       1,600      147,223
UBS AG - Registered(1)                         8,640      425,373
-----------------------------------------------------------------
                                                        2,005,461
-----------------------------------------------------------------

UNITED KINGDOM - 11.74%
-----------------------------------------------------------------
AstraZeneca PLC                               12,432      617,307
Barclays PLC                                  11,856      366,359
BP PLC                                       156,800    1,395,520
Diageo PLC                                    22,544      294,702
GlaxoSmithKline PLC                           43,006    1,012,916
HSBC Holdings PLC                             64,320      743,719
Reuters Group PLC                             10,192       78,589
Vodafone Group PLC                           461,504      852,675
-----------------------------------------------------------------
                                                        5,361,787
-----------------------------------------------------------------

UNITED STATES - 61.08%
-----------------------------------------------------------------
American International Group Inc.             17,376    1,253,505
AOL Time Warner Inc.(1)                       30,384      718,582
AT&T Corp.                                    24,272      381,070
Bristol - Myers Squibb Co.                    13,792      558,438
ChevronTexaco Corp.                            6,752      609,503
-----------------------------------------------------------------


Security                                      Shares        Value
-----------------------------------------------------------------

UNITED STATES (continued)
-----------------------------------------------------------------
Citigroup Inc.                                34,672  $ 1,716,957
Coca - Cola Co. (The)                         16,000      836,160
Colgate - Palmolive Co.                        4,048      231,343
Compaq Computer Corp.                         12,800      133,760
Dell Computer Corp.(1)                        16,000      417,760
Dow Chemical Co. (The)                         6,400      209,408
Du Pont (E.I.) de Nemours & Co.                7,008      330,427
EMC Corp.(1)                                  15,424      183,854
Exxon Mobil Corp.                             46,992    2,059,659
Ford Motor Company                            12,800      211,072
General Electric Co.                          68,496    2,565,175
General Motors Corp. "A"                       3,200      193,440
Gillette Co. (The)                             6,400      217,664
Hewlett - Packard Co.                         11,376      204,085
Intel Corp.                                   44,208    1,344,365
International Business Machines Corp.         11,952    1,243,008
Johnson & Johnson                             20,112    1,306,274
JP Morgan Chase & Co.                         13,312      474,573
Kimberly - Clark Corp.                         3,808      246,187
Lucent Technologies Inc.(1)                   23,616      111,704
McDonald's Corp.                               9,600      266,400
Merck & Co. Inc.                              15,792      909,303
Microsoft Corp.(1)                            32,112    1,936,675
Morgan Stanley Dean Witter & Co.               7,792      446,560
PepsiCo Inc.                                  11,072      570,208
Pfizer Inc.                                   43,200    1,716,768
Philip Morris Companies Inc.                  15,056      793,000
Procter & Gamble Co.                           8,928      804,324
Texas Instruments Inc.                        12,176      403,026
3M Co.                                         2,784      320,188
Tyco International Ltd.                       12,784      413,179
United Technologies Corp.                      3,200      237,440
Wal - Mart Stores Inc.                        19,200    1,176,768
WorldCom Corp.(1)                             20,800      140,192
-----------------------------------------------------------------
                                                       27,892,004
-----------------------------------------------------------------
TOTAL COMMON STOCKS AND RIGHTS
(Cost: $57,398,841)                                    45,497,071
-----------------------------------------------------------------


SCHEDULES OF INVESTMENTS                                                      81
iShares S&P Global 100 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                      Shares        Value
-----------------------------------------------------------------

SHORT TERM INSTRUMENTS - 4.99%
-----------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     1,349,765  $ 1,349,765
Dreyfus Money Market Fund                    394,990      394,990
Goldman Sachs Financial Square Prime
  Obligation Fund                            123,155      123,155
Providian Temp Cash Money Market Fund        410,790      410,790
-----------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $2,278,700)                                      2,278,700
-----------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES -- 104.62%
(Cost $59,677,541)                                     47,775,771
-----------------------------------------------------------------

Other Assets, Less Liabilities -- (4.62%)              (2,109,428)
-----------------------------------------------------------------

NET ASSETS -- 100.00%                                 $45,666,343
=================================================================
(1)  Non-income earning securities.

See notes to financial statements.

82                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P Global Energy Sector Index Fund
Schedule of Investments
March 31, 2002


Security                                    Shares        Value
---------------------------------------------------------------

COMMON STOCKS - 98.86%
---------------------------------------------------------------

AUSTRALIA - 0.63%
---------------------------------------------------------------
Woodside Petroleum Ltd.                     13,116  $   102,831
---------------------------------------------------------------
                                                        102,831
---------------------------------------------------------------

CANADA - 6.92%
---------------------------------------------------------------
Alberta Energy Co. Ltd.                      3,660      159,463
Canadian Natural Resources Ltd.              2,310       74,712
Husky Energy Inc.                            2,964       31,769
Imperial Oil Ltd.                            5,850      173,990
Nexen Inc.                                   2,112       50,967
Pancanadian Energy Corp.                     6,504      193,400
Petro - Canada                               5,298      136,352
Suncor Energy Inc.                           6,042      217,760
Talisman Energy Inc.                         2,268       94,464
---------------------------------------------------------------
                                                      1,132,877
---------------------------------------------------------------

CHINA - 0.44%
---------------------------------------------------------------
PetroChina Co. Ltd. ADR                      3,468       72,551
---------------------------------------------------------------
                                                         72,551
---------------------------------------------------------------

FRANCE - 7.21%
---------------------------------------------------------------
TotalFinaElf SA                              7,650    1,181,276
---------------------------------------------------------------
                                                      1,181,276
---------------------------------------------------------------

ITALY - 4.45%
---------------------------------------------------------------
ENI SpA                                     49,776      729,537
---------------------------------------------------------------
                                                        729,537
---------------------------------------------------------------

JAPAN - 1.71%
---------------------------------------------------------------
Nippon Mitsubishi Oil Corp.                 30,000      142,830
TonenGeneral Sekiyu K.K.                    18,000      136,492
---------------------------------------------------------------
                                                        279,322
---------------------------------------------------------------

NETHERLANDS - 6.78%
---------------------------------------------------------------
Royal Dutch Petroleum Co.                   20,274    1,109,866
---------------------------------------------------------------
                                                      1,109,866
---------------------------------------------------------------

Security                                    Shares        Value
---------------------------------------------------------------

SPAIN - 1.61%
---------------------------------------------------------------
Repsol SA ADR                               20,712  $   263,042
---------------------------------------------------------------
                                                        263,042
---------------------------------------------------------------

UNITED KINGDOM - 21.56%
---------------------------------------------------------------
BG Group PLC                                84,684      367,198
BP PLC                                     259,134    2,306,293
Enterprise Oil PLC                          13,986      125,271
Shell Transport & Trading Co. PLC           98,112      730,689
---------------------------------------------------------------
                                                      3,529,451
---------------------------------------------------------------

UNITED STATES - 47.55%
---------------------------------------------------------------
Amerada Hess Corp.                           2,454      194,749
Anadarko Petroleum Corp.                     4,320      243,821
Apache Corp.                                 2,349      133,611
Ashland Inc.                                 3,342      152,094
Baker Hughes Inc.                            4,962      189,797
Burlington Resources Inc.                    3,990      159,959
ChevronTexaco Corp.                          7,596      685,691
Conoco Inc.                                 10,788      314,794
Devon Energy Corp.                           2,274      109,766
EOG Resources Inc.                           2,826      114,623
Exxon Mobil Corp.                           73,392    3,216,771
Halliburton Co.                              6,786      115,837
Kerr - McGee Corp.                           2,202      138,396
Marathon Oil Corp.                           6,114      176,083
Nabors Industries Inc.(1)                    1,950       82,388
Noble Drilling Corp.(1)                      1,752       72,515
Occidental Petroleum Corp.                   7,002      204,108
Phillips Petroleum Co.                       7,248      455,174
Rowan Companies Inc.(1)                      4,002       92,206
Schlumberger Ltd.                            8,034      472,560
Sunoco Inc.                                  2,340       93,623
Transocean Sedco Forex Inc.                  4,668      155,118
Unocal Corp.                                 5,412      210,797
---------------------------------------------------------------
                                                      7,784,481
---------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $14,761,717)                                  16,185,234
---------------------------------------------------------------


SCHEDULES OF INVESTMENTS                                                      83
iShares S&P Global Energy Sector Index Fund
Schedule of Investments (continued)
March 31, 2002



Security                                    Shares        Value
---------------------------------------------------------------

PREFERRED STOCKS - 0.72%
---------------------------------------------------------------

BRAZIL - 0.72%
---------------------------------------------------------------
Petroleo Brasileiro SA ADR                   4,764  $   118,767
---------------------------------------------------------------
                                                        118,767
---------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $97,419)                                         118,767
---------------------------------------------------------------

SHORT TERM INSTRUMENTS - 0.26%
---------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                      41,951       41,951
---------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $41,951)                                          41,951
---------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 99.84%
(Cost $14,901,087)                                   16,345,952
---------------------------------------------------------------
Other Assets, Less Liabilities -- 0.16%                  26,059
---------------------------------------------------------------
NET ASSETS -- 100.00%                               $16,372,011
===============================================================
(1)  Non-income earning securities.

See notes to financial statements.

84                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P Global Financials Sector Index Fund
Schedule of Investments
March 31, 2002



Security                                   Shares        Value
--------------------------------------------------------------

COMMON STOCKS - 99.31%
--------------------------------------------------------------

ARGENTINA - 0.02%
--------------------------------------------------------------
BBVA Banco Frances SA ADR                     500  $     1,225
Grupo Financiero Galicia SA ADR(1)            824        1,096
--------------------------------------------------------------
                                                         2,321
--------------------------------------------------------------

AUSTRALIA - 2.61%
--------------------------------------------------------------
AMP Ltd.                                    3,340       33,869
Australia and New Zealand Banking Group
  Ltd.                                      4,512       42,791
Commonwealth Bank of Australia              3,744       64,022
Lend Lease Corp. Ltd.                       1,352        8,449
National Australia Bank Ltd.                4,640       84,617
Westpac Banking Corp. Ltd.                  5,324       44,355
--------------------------------------------------------------
                                                       278,103
--------------------------------------------------------------

BELGIUM - 1.13%
--------------------------------------------------------------
Algemene Maatschappij voor
  Nijverheidskredit NV                        224        7,758
Dexia Group                                 1,824       27,545
Fortis Group                                3,100       68,964
Groupe Bruxelles Lambert SA                   112        6,229
KBC Bankverzekerings Holding NV               308       10,076
--------------------------------------------------------------
                                                       120,572
--------------------------------------------------------------

BRAZIL - 0.14%
--------------------------------------------------------------
Unibanco - Uniao de Bancos Brasileiros
  SA GDR                                      616       15,061
--------------------------------------------------------------
                                                        15,061
--------------------------------------------------------------

CANADA - 3.13%
--------------------------------------------------------------
Bank of Montreal                            1,516       36,698
Bank of Nova Scotia                         1,496       49,332
Brascan Corp. "A"                             396        8,442
Canadian Imperial Bank of Commerce          1,112       39,346
Manulife Financial Corp.                    1,468       40,229
National Bank of Canada                       588       11,960
Royal Bank of Canada                        2,028       67,626
Sun Life Financial Services of Canada       1,308       28,244
Toronto Dominion Bank                       1,904       52,093
--------------------------------------------------------------
                                                       333,970
--------------------------------------------------------------

Security                                   Shares        Value
--------------------------------------------------------------

DENMARK - 0.22%
--------------------------------------------------------------
Danske Bank A/S                             1,536  $    23,974
--------------------------------------------------------------
                                                        23,974
--------------------------------------------------------------

FRANCE - 3.00%
--------------------------------------------------------------
Assurances Generales de France                232       11,415
AXA AG                                      4,024       90,818
BNP Paribas SA                              2,280      115,168
Credit Lyonnais SA                            688       26,205
Societe Generale "A"                        1,204       76,152
--------------------------------------------------------------
                                                       319,758
--------------------------------------------------------------

GERMANY - 3.85%
--------------------------------------------------------------
Allianz AG                                    628      149,568
Bayerische Hypo-Und Vereinsbank AG          1,100       40,305
Commerzbank AG                              1,156       20,846
Deutsche Bank AG                            1,852      119,464
Marschollek, Lautenschlaeger and
  Partner AG                                  168       11,559
Muenchener Rueckversicherungs-
  Gesellschaft AG                             276       68,760
--------------------------------------------------------------
                                                       410,502
--------------------------------------------------------------

GREECE - 0.15%
--------------------------------------------------------------
National Bank of Greece SA ADR(1)           3,812       16,315
--------------------------------------------------------------
                                                        16,315
--------------------------------------------------------------

HONG KONG - 1.35%
--------------------------------------------------------------
Bank of East Asia Ltd.                      4,800        9,570
Cheung Kong (Holdings) Ltd.                 4,000       35,770
Hang Seng Bank Ltd.                         2,400       26,847
Hysan Development Co. Ltd.                  8,000        8,154
New World Development Co. Ltd.              8,000        6,564
Sino Land Co. Ltd.                         16,000        6,051
Sun Hung Kai Properties Ltd.                4,000       30,386
Swire Pacific Ltd. "A"                      2,000       10,821
Wharf Holdings Ltd.                         4,000        9,513
--------------------------------------------------------------
                                                       143,676
--------------------------------------------------------------


SCHEDULES OF INVESTMENTS                                                      85
iShares S&P Global Financials Sector Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                   Shares        Value
--------------------------------------------------------------

COMMON STOCKS (continued)
--------------------------------------------------------------

IRELAND - 0.63%
--------------------------------------------------------------
Allied Irish Banks PLC                      2,584  $    31,402
Bank of Ireland                             3,292       35,641
--------------------------------------------------------------
                                                        67,043
--------------------------------------------------------------

ITALY - 2.87%
--------------------------------------------------------------
Alleanza Assicurazioni SpA                  1,092       10,498
Assicurazioni Generali SpA                  3,368       83,123
Banca di Roma SpA                           2,884        6,944
Banca Fideuram SpA                            804        6,460
Banca Monte dei Paschi di Siena SpA         3,060        8,970
Banca Nazionale del Lavoro SpA              5,752       12,871
Bipop Carire SpA                            4,428        6,857
IntesaBci SpA                              13,164       39,506
Mediobanca Banca SpA                        1,676       17,590
Mediolanum SpA                                928        8,371
Riunione Adriatica di Sicurta SpA           1,080       14,133
Rolo Banca SpA                                596        9,422
Sanpaolo - IMI SpA                          3,192       37,538
Unicredito Italiano SpA                    10,144       44,072
--------------------------------------------------------------
                                                       306,355
--------------------------------------------------------------

JAPAN - 3.40%
--------------------------------------------------------------
Acom Co. Ltd.                                 400       24,205
Credit Saison Co. Ltd.                        400        8,345
Daiwa Bank Holdings Inc.(1)                 8,000        5,070
Daiwa Securities Group Inc.                 4,000       23,662
Mitsubishi Estate Co. Ltd.                  4,000       28,551
Mitsubishi Tokyo Financial Group Inc.           8       48,893
Mitsui Sumitomo Insurance Co. Ltd.          4,000       18,802
Mizuho Holdings Inc.                           12       28,611
Nikko Cordial Corp.                         4,000       17,656
Nomura Holdings Inc.                        4,000       51,881
ORIX Corp.                                    400       30,000
Sumitomo Mitsui Banking Corp.               8,000       33,319
Takefuji Corp.                                240       14,704
Tokio Marine & Fire Insurance Co. Ltd.      4,000       28,400
--------------------------------------------------------------
                                                       362,099
--------------------------------------------------------------

NETHERLANDS - 2.36%
--------------------------------------------------------------
ABN AMRO Holding NV                         3,584       68,068


Security                                   Shares        Value
--------------------------------------------------------------

NETHERLANDS (continued)
--------------------------------------------------------------
Aegon NV                                    2,612  $    63,758
ING Groep NV                                4,420      120,308
--------------------------------------------------------------
                                                       252,134
--------------------------------------------------------------

SINGAPORE - 0.77%
--------------------------------------------------------------
Capitaland Ltd.(1)                          8,000        7,593
DBS Group Holdings Ltd.                     4,000       32,107
Keppel Corp. Ltd.                           4,000        8,894
United Overseas Bank Ltd.                   4,000       32,974
--------------------------------------------------------------
                                                        81,568
--------------------------------------------------------------

SPAIN - 2.47%
--------------------------------------------------------------
Banco Bilbao Vizcaya SA                     9,608      114,415
Banco Popular Espanol SA                      688       25,929
Banco Santander Central Hispano SA         13,720      114,906
Bankinter SA                                  256        7,794
--------------------------------------------------------------
                                                       263,044
--------------------------------------------------------------

SWEDEN - 0.90%
--------------------------------------------------------------
Nordea AB                                   7,004       39,895
Skandia Forsakrings AB                      3,188       16,158
Skandinaviska Enskilda Banken (SEB) "A"     1,580       15,711
Svenska Handelsbanken AB "A"(1)             1,696       24,315
--------------------------------------------------------------
                                                        96,079
--------------------------------------------------------------

SWITZERLAND - 4.45%
--------------------------------------------------------------
Baloise Holding - Registered                  132       10,282
Credit Suisse Group(1)                      3,340      126,605
Schweizerische Lebensversicherungs-und
  Rentenanstalt                                28        9,190
Swiss Re                                      876       80,605
UBS AG - Registered(1)                      3,844      189,252
Zurich Financial Services AG                  252       58,437
--------------------------------------------------------------
                                                       474,371
--------------------------------------------------------------

UNITED KINGDOM - 12.80%
--------------------------------------------------------------
Abbey National PLC                          4,252       60,306
Alliance & Leicester PLC                    1,512       19,270
AMVESCAP PLC                                2,188       30,191
Barclays PLC                                4,884      150,919


86                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P Global Financials Sector Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                   Shares        Value
--------------------------------------------------------------

COMMON STOCKS (continued)
--------------------------------------------------------------

UNITED KINGDOM (continued)
--------------------------------------------------------------
British Land Co. PLC                        1,552  $    11,437
CGNU PLC                                    6,560       69,220
Hammerson PLC                                 836        6,720
HBOS PLC                                   10,484      113,238
HSBC Holdings PLC                          27,476      317,699
Land Securities PLC                         1,524       19,380
Legal & General Group PLC                  14,788       34,009
Lloyds TSB Group PLC                       16,164      165,956
Northern Rock PLC                           1,252       12,480
Old Mutual PLC                              9,760       14,176
Provident Financial PLC                       676        6,912
Prudential Corp. PLC                        5,788       58,354
Royal Bank of Scotland Group PLC            7,560      194,638
Royal Sun Alliance Industries Group PLC     4,156       17,459
Schroders PLC                                 396        5,075
Slough Estates PLC                          1,208        6,677
Standard Chartered PLC                      2,876       31,391
3i Group PLC                                1,748       19,589
--------------------------------------------------------------
                                                     1,365,096
--------------------------------------------------------------

UNITED STATES - 53.06%
--------------------------------------------------------------
AFLAC Inc.                                  1,552       45,784
Allstate Corp. (The)                        2,132       80,526
Ambac Financial Group Inc.                    308       18,194
American Express Co.                        3,888      159,252
American International Group Inc.           7,716      556,632
AmSouth Bancorp                             1,108       24,354
AON Corp.                                     772       27,020
Bank of America Corp.                       4,728      321,599
Bank of New York Co. Inc. (The)             2,184       91,772
Bank One Corp.                              3,444      143,890
BB&T Corp.                                  1,304       49,695
Bear Stearns Companies Inc. (The)             276       17,319
Capital One Financial Corp.                   616       39,332
Charter One Financial Inc.                    640       19,981
Chubb Corp.                                   516       37,720
Cincinnati Financial Corp.                    472       20,608
Citigroup Inc.                             14,812      733,490
Comerica Inc.                                 532       33,287
Conseco Inc.(1)                             1,332        4,822
Countrywide Credit Industries Inc.            348       15,573


Security                                   Shares        Value
--------------------------------------------------------------

UNITED STATES (continued)
--------------------------------------------------------------
Equity Office Properties Trust              1,208  $    36,228
Fannie Mae                                  2,944      235,167
Fifth Third Bancorp                         1,704      114,986
FleetBoston Financial Corp.                 3,200      112,000
Franklin Resources Inc.                       780       32,698
Freddie Mac                                 2,036      129,021
Golden West Financial Corp.                   476       30,226
Hancock (John) Financial Services Inc.        900       34,371
Hartford Financial Services Group Inc.        700       47,684
Household International Inc.                1,364       77,475
Huntington Bancshares Inc.                    760       14,972
Jefferson-Pilot Corp.                         440       22,035
JP Morgan Chase & Co.                       5,844      208,339
KeyCorp                                     1,264       33,686
Lehman Brothers Holdings Inc.                 728       47,058
Lincoln National Corp.                        552       28,003
Loews Corp.                                   576       33,742
Marsh & McLennan Companies Inc.               812       91,545
MBIA Inc.                                     436       23,845
MBNA Corp.                                  2,504       96,579
Mellon Financial Corp.                      1,420       54,798
Merrill Lynch & Co. Inc.                    2,472      136,899
MetLife Inc.                                2,200       69,300
MGIC Investment Corp.                         316       21,624
Moody's Corp.                                 464       19,070
Morgan Stanley Dean Witter & Co.            3,280      187,977
National City Corp.                         1,780       54,753
Northern Trust Corp.                          668       40,153
PNC Financial Services Group (The)            860       52,881
Progressive Corp. (The)                       220       36,656
Providian Financial Corp.                   1,544       11,657
Regions Financial Corp.                       680       23,358
SAFECO Corp.                                  376       12,047
Schwab (Charles) Corp. (The)                4,096       53,617
SouthTrust Corp.                            1,016       26,822
St. Paul Companies Inc.                       632       28,977
State Street Corp.                            956       52,943
Stilwell Financial Inc.                       648       15,870
SunTrust Banks Inc.                           864       57,655
Synovus Financial Corp.                       872       26,579
T. Rowe Price Group Inc.                      360       14,015
Torchmark Corp.                               368       14,827
U.S. Bancorp                                5,616      126,753

SCHEDULES OF INVESTMENTS                                                      87
iShares S&P Global Financials Sector Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                   Shares        Value
--------------------------------------------------------------

COMMON STOCKS (continued)
--------------------------------------------------------------

UNITED STATES (continued)
--------------------------------------------------------------
Union Planters Corp.                          412  $    19,525
UNUMProvident Corp.                           716       19,998
USA Education Inc.                            480       46,944
Wachovia Corp.                              4,144      153,660
Washington Mutual Inc.                      2,596       86,005
Wells Fargo & Co.                           5,068      250,359
XL Capital Ltd. "A"                           372       34,726
Zions Bancorporation                          280       16,596
--------------------------------------------------------------
                                                     5,657,554
--------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $10,169,684)                                 10,589,595
--------------------------------------------------------------

Security                                   Shares        Value
--------------------------------------------------------------

SHORT TERM INSTRUMENTS - 0.20%
--------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     21,849  $    21,849
--------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $21,849)                                         21,849
--------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 99.51%
(Cost $10,191,533)                                  10,611,444
--------------------------------------------------------------
Other Assets, Less Liabilities -- 0.49%                 51,909
--------------------------------------------------------------
NET ASSETS -- 100.00%                              $10,663,353
==============================================================
(1)  Non-income earning securities.

See notes to financial statements.

88                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P Global Healthcare Sector Index Fund
Schedule of Investments
March 31, 2002


Security                                   Shares        Value
--------------------------------------------------------------

COMMON STOCKS - 99.64%
--------------------------------------------------------------

CANADA - 0.43%
--------------------------------------------------------------
Biovail Corp.(1)                            1,162  $    57,721
MDS Inc.                                    1,218       16,933
--------------------------------------------------------------
                                                        74,654
--------------------------------------------------------------

DENMARK - 0.46%
--------------------------------------------------------------
Novo Nordisk A/S "B"                        1,981       78,928
--------------------------------------------------------------
                                                        78,928
--------------------------------------------------------------

FRANCE - 3.57%
--------------------------------------------------------------
Aventis SA                                  5,635      389,346
Essilor International SA                      980       35,096
Sanofi-Synthelabo SA                        2,926      187,875
--------------------------------------------------------------
                                                       612,317
--------------------------------------------------------------

GERMANY - 0.84%
--------------------------------------------------------------
Altana AG                                     637       34,316
Fresenius Medical Care AG                     322       19,619
Schering AG                                 1,554       90,968
--------------------------------------------------------------
                                                       144,903
--------------------------------------------------------------

IRELAND - 0.22%
--------------------------------------------------------------
Elan Corp. PLC ADR(1)                       2,674       37,195
--------------------------------------------------------------
                                                        37,195
--------------------------------------------------------------

JAPAN - 2.72%
--------------------------------------------------------------
Takeda Chemical Industries Ltd.             7,000      283,623
Terumo Corp.                                  700        9,100
Yamanouchi Pharmaceutical Co. Ltd.          7,000      174,822
--------------------------------------------------------------
                                                       467,545
--------------------------------------------------------------

SWITZERLAND - 8.50%
--------------------------------------------------------------
Novartis AG                                23,919      940,804
Roche Holding AG - Bearer                     679       65,506
Roche Holding AG - Genusschein              5,831      453,326
--------------------------------------------------------------
                                                     1,459,636
--------------------------------------------------------------

Security                                   Shares        Value
--------------------------------------------------------------

UNITED KINGDOM - 11.70%
--------------------------------------------------------------
AstraZeneca PLC                            14,413  $   715,673
GlaxoSmithKline PLC                        51,093    1,203,388
Nycomed Amersham PLC "A"                    5,460       59,751
Shire Pharmaceuticals Group PLC(1)          4,004       30,960
--------------------------------------------------------------
                                                     2,009,772
--------------------------------------------------------------

UNITED STATES - 71.20%
--------------------------------------------------------------
Abbott Laboratories                        12,803      673,437
Aetna Inc.                                  1,183       45,924
Allergan Inc.                               1,092       70,598
AmerisourceBergen Corp.                       847       57,850
Amgen Inc.(1)                               8,470      505,490
Applera Corp. - Applied Biosystems Group    1,750       39,112
Bard (C.R.) Inc.                              434       25,628
Bausch & Lomb Inc.                            448       19,967
Baxter International Inc.                   4,914      292,481
Becton Dickinson & Co.                      2,149       81,060
Biogen Inc.(1)                              1,232       60,442
Biomet Inc.                                 2,240       60,614
Boston Scientific Corp.(1)                  3,332       83,600
Bristol-Myers Squibb Co.                   15,862      642,252
Cardinal Health Inc.                        3,696      262,009
Chiron Corp.(1)                             1,575       72,277
CIGNA Corp.                                 1,225      124,203
Forest Laboratories Inc. "A"(1)             1,463      119,527
Genzyme Corp. - General Division(1)         1,344       58,692
Guidant Corp.(1)                            2,534      109,773
HCA Inc.                                    4,445      195,936
Health Management Associates Inc. "A"(1)    1,295       26,845
HEALTHSOUTH Corp.(1)                        3,248       46,609
Humana Inc.(1)                              1,421       19,226
Immunex Corp.(1)                            4,417      133,658
Johnson & Johnson                          24,808    1,611,280
King Pharmaceuticals Inc.(1)                1,890       66,169
Lilly (Eli) and Co.                         9,163      698,221
Manor Care Inc.(1)                            868       20,224
McKesson Corp.                              2,366       88,559
MedImmune Inc.(1)                           1,757       69,103
Medtronic Inc.                              9,989      451,603


SCHEDULES OF INVESTMENTS                                                      89
iShares S&P Global Healthcare Sector Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                   Shares        Value
--------------------------------------------------------------

COMMON STOCKS (continued)
--------------------------------------------------------------

UNITED STATES (continued)
--------------------------------------------------------------
Merck & Co. Inc.                           18,760  $ 1,080,201
Pfizer Inc.                                51,625    2,051,578
Pharmacia Corp.                            10,745      484,385
Quintiles Transnational Corp.(1)              959       17,022
Schering-Plough Corp.                      12,089      378,386
St. Jude Medical Inc.(1)                      714       55,085
Stryker Corp.(1)                            1,631       98,398
Tenet Healthcare Corp.(1)                   2,688      180,150
UnitedHealth Group Inc.                     2,625      200,603
Watson Pharmaceuticals Inc.(1)                875       23,704
WellPoint Health Networks Inc.(1)           1,050       66,854
Wyeth                                      10,696      702,192
Zimmer Holdings Inc.(1)                     1,610       54,821
--------------------------------------------------------------
                                                    12,225,748
--------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $17,439,627)                                 17,110,698
--------------------------------------------------------------


Security                                   Shares        Value
--------------------------------------------------------------

SHORT TERM INSTRUMENTS - 0.15%
--------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     25,545  $    25,545
--------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $25,545)                                         25,545
--------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 99.79%
(Cost $17,465,172)                                  17,136,243
--------------------------------------------------------------
Other Assets, Less Liabilities -- 0.21%                 35,840
--------------------------------------------------------------
NET ASSETS -- 100.00%                              $17,172,083
==============================================================
(1)  Non-income earning securities.

See notes to financial statements.

90                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P Global Technology Sector Index Fund
Schedule of Investments
March 31, 2002



Security                                   Shares       Value
-------------------------------------------------------------

COMMON STOCKS - 99.94%
-------------------------------------------------------------

CANADA - 1.13%
-------------------------------------------------------------
ATI Technologies Inc.(1)                      837  $   11,096
Celestica Inc.(1)                             660      23,870
Nortel Networks Corp.                      11,103      48,785
Zarlink Semiconductor Inc.(1)                 456       4,367
-------------------------------------------------------------
                                                       88,118
-------------------------------------------------------------
FINLAND - 4.46%
-------------------------------------------------------------
Nokia OYJ                                  16,419     347,070
-------------------------------------------------------------
                                                      347,070
-------------------------------------------------------------

FRANCE - 2.01%
-------------------------------------------------------------
Alcatel SA "A"                              4,224      60,287
Cap Gemini SA                                 354      26,343
Dassault Systemes SA                          123       5,966
Sagem SA                                       66       3,982
STMicroelectronics NV                       1,782      59,620
-------------------------------------------------------------
                                                      156,198
-------------------------------------------------------------

GERMANY - 1.80%
-------------------------------------------------------------
Epcos AG(1)                                   189       8,726
Infineon Technologies AG(1)                 1,272      28,830
SAP AG                                        675     102,228
-------------------------------------------------------------
                                                      139,784
-------------------------------------------------------------

JAPAN - 8.01%
-------------------------------------------------------------
Advantest Corp.                               300      22,522
Canon Inc.                                  3,000     111,367
Fujitsu Ltd.                                6,000      45,950
Hitachi Ltd.                               12,000      87,736
Hoya Corp.                                    300      20,983
Kyocera Corp.                                 600      41,514
Matsushita Communication Industrial
  Co. Ltd.                                    300      10,299
Murata Manufacturing Co. Ltd.                 600      38,480
NEC Corp.                                   3,000      24,990
NTT Data Corp.                                  3      12,789
Ricoh Co. Ltd.                              3,000      55,570


Security                                   Shares       Value
-------------------------------------------------------------

JAPAN (continued)
-------------------------------------------------------------
Rohm Co. Ltd.                                 300  $   45,045
Softbank Corp.                                600      11,295
TDK Corp.                                     300      16,117
Tokyo Electron Ltd.                           600      41,695
Toshiba Corp.                               9,000      37,688
-------------------------------------------------------------
                                                      624,040
-------------------------------------------------------------

NETHERLANDS - 0.54%
-------------------------------------------------------------
ASM Lithography Holding NV(1)               1,521      38,348
Getronics NV(1)                             1,143       3,799
-------------------------------------------------------------
                                                       42,147
-------------------------------------------------------------

SINGAPORE - 0.10%
-------------------------------------------------------------
Chartered Semiconductor Manufacturing
  Ltd. ADR(1)                                 300       8,073
-------------------------------------------------------------
                                                        8,073
-------------------------------------------------------------

SOUTH KOREA - 1.88%
-------------------------------------------------------------
Samsung Electronics Co. Ltd. GDR(2)         1,068     146,401
-------------------------------------------------------------
                                                      146,401
-------------------------------------------------------------

SPAIN - 0.14%
-------------------------------------------------------------
Terra Networks SA ADR(1)                    1,392      10,844
-------------------------------------------------------------
                                                       10,844
-------------------------------------------------------------

SWEDEN - 1.41%
-------------------------------------------------------------
Telefonakfiebolaget Ericsson AB "B"(1)     25,929     109,641
-------------------------------------------------------------
                                                      109,641
-------------------------------------------------------------

TAIWAN - 2.48%
-------------------------------------------------------------
Advanced Semiconductor Engineering Inc.
  ADR(1)                                    3,687      18,767
Macronix International Co. Ltd. ADR(1) 1,881 16,666 Taiwan Semiconductor Manufacturing Co.
  Ltd. ADR(1)                               4,857     100,783
United Microelectronics Corp. ADR(1)        5,319      56,647
-------------------------------------------------------------
                                                      192,863
-------------------------------------------------------------

SCHEDULES OF INVESTMENTS                                                      91
iShares S&P Global Technology Sector Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                   Shares       Value
--------------------------------------------------------------

COMMON STOCKS (continued)
-------------------------------------------------------------


UNITED KINGDOM - 0.80%
-------------------------------------------------------------
Arm Holdings PLC(1)                         3,156  $   12,763
CMG PLC                                     2,121       7,913
Dimension Data Holdings PLC(1)              4,206       3,474
Logica PLC                                  1,557      10,210
Marconi PLC                                11,046       1,095
Misys PLC                                   2,001       8,356
Sage Group PLC                              3,936      12,667
Spirent PLC                                 2,946       5,726
-------------------------------------------------------------
                                                       62,204
-------------------------------------------------------------

UNITED STATES - 75.18%
-------------------------------------------------------------
ADC Telecommunications Inc.(1)              2,718      11,062
Adobe Systems Inc.                            831      33,481
Advanced Micro Devices Inc.(1)              1,215      17,873
Agilent Technologies Inc.(1)                1,617      56,530
Altera Corp.(1)                             1,353      29,590
Analog Devices Inc.(1)                      1,260      56,750
Andrew Corp.(1)                               294       4,919
Apple Computer Inc.(1)                      1,245      29,469
Applied Materials Inc.(1)                   2,841     154,181
Applied Micro Circuits Corp.(1)             1,068       8,544
Autodesk Inc.                                 189       8,824
Avaya Inc.(1)                               1,041       7,683
BMC Software Inc.(1)                          852      16,571
Broadcom Corp. "A"(1)                         909      32,633
Cisco Systems Inc.(1)                      25,539     432,375
Citrix Systems Inc.(1)                        648      11,197
Compaq Computer Corp.                       5,949      62,167
Computer Associates International Inc.      2,013      44,065
Computer Sciences Corp.(1)                    582      29,537
Compuware Corp.(1)                          1,287      16,615
Comverse Technology Inc.(1)                   645       8,172
Conexant Systems Inc.(1)                      873      10,520
Corning Inc.                                3,240      24,689
Dell Computer Corp.(1)                      9,105     237,732
Electronic Data Systems Corp.               1,632      94,640
EMC Corp.(1)                                7,698      91,760
Gateway Inc.(1)                             1,218       7,698
Hewlett-Packard Co.                         6,819     122,333


Security                                   Shares       Value
-------------------------------------------------------------

UNITED STATES (continued)
-------------------------------------------------------------
Intel Corp.                                23,259  $  707,306
International Business Machines Corp.       5,892     612,768
Intuit Inc.(1)                                726      27,849
Jabil Circuit Inc.(1)                         672      15,812
JDS Uniphase Corp.(1)                       4,599      27,088
KLA-Tencor Corp.(1)                           651      43,292
Lexmark International Inc. "A"(1)             453      25,903
Linear Technology Corp.                     1,110      49,084
LSI Logic Corp.(1)                            867      14,739
Lucent Technologies Inc.(1)                11,856      56,079
Maxim Integrated Products Inc.(1)           1,143      63,677
Mercury Interactive Corp.(1)                  285      10,730
Micron Technology Inc.(1)                   2,088      68,695
Microsoft Corp.(1)                         18,510   1,116,338
Millipore Corp.                               159       7,034
Motorola Inc.                               7,665     108,843
National Semiconductor Corp.(1)               612      20,618
NCR Corp.(1)                                  327      14,633
Network Appliance Inc.(1)                   1,149      23,417
Novell Inc.(1)                              1,245       4,843
Novellus Systems Inc.(1)                      501      27,124
NVIDIA Corp.(1)                               471      20,894
Oracle Corp.(1)                            19,230     246,144
Palm Inc.(1)                                2,499       9,971
Parametric Technology Corp.(1)                924       5,581
PeopleSoft Inc.(1)                          1,026      37,480
PerkinElmer Inc.                              357       6,605
PMC-Sierra Inc.(1)                            585       9,524
QLogic Corp.(1)                               324      16,045
QUALCOMM Inc.(1)                            2,646      99,595
Rational Software Corp.(1)                    576       9,118
Sanmina-SCI Corp.(1)                        1,728      20,304
Sapient Corp.(1)                              690       3,278
Scientific-Atlanta Inc.                       573      13,236
Siebel Systems Inc.(1)                      1,578      51,459
Solectron Corp.(1)                          2,790      21,762
Sun Microsystems Inc.(1)                   11,403     100,574
Symbol Technologies Inc.                      801       9,003
Tektronix Inc.(1)                             333       7,879
Tellabs Inc.(1)                             1,425      14,920
Teradyne Inc.(1)                              615      24,249


92                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P Global Technology Sector Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                   Shares       Value
-------------------------------------------------------------

COMMON STOCKS (continued)
-------------------------------------------------------------

UNITED STATES (continued)
-------------------------------------------------------------
Texas Instruments Inc.                      6,063  $  200,685
Thermo Electron Corp.(1)                      639      13,246
Unisys Corp.(1)                             1,107      13,981
Veritas Software Corp.(1)                   1,383      60,617
Vitesse Semiconductor Corp.(1)                648       6,350
Waters Corp.(1)                               447      12,503
Xerox Corp.(1)                              2,484      26,703
Xilinx Inc.(1)                              1,161      46,277
Yahoo! Inc.(1)                              2,100      38,787
-------------------------------------------------------------
                                                    5,854,252
-------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $8,679,741)                                  7,781,635
-------------------------------------------------------------

Security                                   Shares       Value
-------------------------------------------------------------

SHORT TERM INSTRUMENTS - 1.13%
-------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     55,950  $   55,950
Dreyfus Money Market Fund                  13,522      13,522
Goldman Sachs Financial Square Prime
  Obligation Fund                           4,216       4,216
Providian Temp Cash Money Market Fund      14,062      14,062
-------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $87,750)                                        87,750
-------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES -- 101.07%
(Cost $8,767,491)                                   7,869,385
-------------------------------------------------------------

Other Assets, Less Liabilities -- (1.07%)             (82,940)
-------------------------------------------------------------

NET ASSETS -- 100.00%                              $7,786,445
=============================================================
(1)  Non-income earning securities.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See notes to financial statements.

SCHEDULES OF INVESTMENTS                                                      93
iShares S&P Global Telecommunications Sector Index Fund
Schedule of Investments
March 31, 2002



Security                                    Shares        Value
---------------------------------------------------------------

COMMON STOCKS AND RIGHTS - 99.76%
---------------------------------------------------------------

AUSTRALIA - 1.37%
---------------------------------------------------------------
Telstra Corp. Ltd.                          64,230  $   184,424
---------------------------------------------------------------
                                                        184,424
---------------------------------------------------------------

BRAZIL - 0.42%
---------------------------------------------------------------
Tele Norte Leste Participacoes SA ADR        4,536       56,972
---------------------------------------------------------------
                                                         56,972
---------------------------------------------------------------

CANADA - 1.70%
---------------------------------------------------------------
BCE Inc.                                    10,710      187,831
TELUS Corp.                                  3,528       40,379
---------------------------------------------------------------
                                                        228,210
---------------------------------------------------------------

DENMARK - 0.42%
---------------------------------------------------------------
TDC A/S ADR                                  3,534       56,261
---------------------------------------------------------------
                                                         56,261
---------------------------------------------------------------

FINLAND - 0.28%
---------------------------------------------------------------
Sonera OYJ ADR                               7,722       38,147
---------------------------------------------------------------
                                                         38,147
---------------------------------------------------------------

FRANCE - 2.50%
---------------------------------------------------------------
Bouygues SA                                  2,766       90,369
France Telecom SA                            5,610      171,884
Orange SA(1)                                10,740       73,177
---------------------------------------------------------------
                                                        335,430
---------------------------------------------------------------

GERMANY - 3.50%
---------------------------------------------------------------
Deutsche Telekom AG                         31,242      470,705
---------------------------------------------------------------
                                                        470,705
---------------------------------------------------------------

HONG KONG - 1.65%
---------------------------------------------------------------
China Mobil Ltd.(1)                         60,000      185,388
Pacific Century CyberWorks Ltd.(1)         138,000       35,825
---------------------------------------------------------------
                                                        221,213
---------------------------------------------------------------

ITALY - 5.72%
---------------------------------------------------------------
Olivetti SpA                                99,774      123,859


Security                                    Shares        Value
---------------------------------------------------------------

ITALY (continued)
---------------------------------------------------------------
Telecom Italia Mobile SpA                   48,186  $   233,731
Telecom Italia SpA                          28,650      157,463
Telecom Italia SpA "A"                      30,852      254,082
---------------------------------------------------------------
                                                        769,135
---------------------------------------------------------------

JAPAN - 8.09%
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.             114      437,816
NTT DoCoMo Inc.(1)                             240      650,454
---------------------------------------------------------------
                                                      1,088,270
---------------------------------------------------------------

MEXICO - 2.67%
---------------------------------------------------------------
America Movil SA de CV ADR                   5,562      110,461
Telefonos de Mexico ADR                      6,162      248,883
---------------------------------------------------------------
                                                        359,344
---------------------------------------------------------------

NETHERLANDS - 0.87%
---------------------------------------------------------------
Equant NV(1)                                 1,812       20,440
Koninklijke (Royal) KPN NV(1)               18,948       97,033
---------------------------------------------------------------
                                                        117,473
---------------------------------------------------------------

PORTUGAL - 0.99%
---------------------------------------------------------------
Portugal Telecom SGPS ADR(1)                18,073      133,198
---------------------------------------------------------------
                                                        133,198
---------------------------------------------------------------

SOUTH KOREA - 1.34%
---------------------------------------------------------------
Korea Telecom Corp. ADR                      2,784       66,760
SK Telecom Co. Ltd. ADR                      4,620      113,652
---------------------------------------------------------------
                                                        180,412
---------------------------------------------------------------

SPAIN - 4.71%
---------------------------------------------------------------
Telefonica SA(1)                            55,428      621,370
Telefonica SA - Bonus Rights(1)             55,428       12,571
---------------------------------------------------------------
                                                        633,941
---------------------------------------------------------------

SWITZERLAND - 0.78%
---------------------------------------------------------------
Swisscom AG ADR                              3,516      105,128
---------------------------------------------------------------
                                                        105,128
---------------------------------------------------------------


94                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P Global Telecommunications Sector Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                    Shares        Value
---------------------------------------------------------------

COMMON STOCKS AND RIGHTS (continued)
---------------------------------------------------------------

UNITED KINGDOM - 16.91%
---------------------------------------------------------------
BT Group PLC(1)                            112,164  $   447,220
Cable & Wireless PLC                        35,994      114,684
mm02 PLC(1)                                109,968      106,878
Vodafone Group PLC                         869,208    1,605,949
---------------------------------------------------------------
                                                      2,274,731
---------------------------------------------------------------

UNITED STATES - 45.84%
---------------------------------------------------------------
Alltel Corp.                                 4,230      234,977
AT&T Corp.                                  41,478      651,205
AT&T Wireless Services Inc.(1)              34,116      305,338
BellSouth Corp.                             24,156      890,390
CenturyTel Inc.                              2,046       69,564
Citizens Communications Co.(1)               3,834       41,216
Nextel Communications Inc. "A"(1)            4,998       26,889
Qwest Communications International Inc.     21,516      176,862
SBC Communications Inc.                     43,116    1,614,263
Sprint Corp. (FON Group)                    11,538      176,416
Sprint Corp. (PCS Group)(1)                 12,672      130,395
Verizon Communications Inc.                 34,896    1,593,002
WorldCom Corp.(1)                           37,878      255,298
---------------------------------------------------------------
                                                      6,165,815
---------------------------------------------------------------

TOTAL COMMON STOCKS AND RIGHTS
(Cost: $15,181,343)                                  13,418,809
---------------------------------------------------------------


Security                                    Shares        Value
---------------------------------------------------------------

SHORT TERM INSTRUMENTS - 0.13%
---------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                      18,397  $    18,397
---------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $18,397)                                          18,397
---------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES -- 99.89%
(Cost $15,199,740)                                   13,437,206
---------------------------------------------------------------

Other Assets, Less Liabilities -- 0.11%                  14,243
---------------------------------------------------------------

NET ASSETS -- 100.00%                               $13,451,449
===============================================================
(1)  Non-income earning securities.

See notes to financial statements.


SCHEDULES OF INVESTMENTS                                                      95
iShares S&P Europe 350 Index Fund
Schedule of Investments
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS AND RIGHTS - 99.60%
-------------------------------------------------------------------

AUSTRIA - 0.03%
-------------------------------------------------------------------
OMV AG                                          1,544  $    147,346
VA Technologie AG                               1,158        31,792
-------------------------------------------------------------------
                                                            179,138
-------------------------------------------------------------------

BELGIUM - 1.30%
-------------------------------------------------------------------
Algemene Maatschappij voor
  Nijverheidskredit NV                         11,966       414,435
Dexia Group                                    90,710     1,369,839
Electrabel SA                                   4,439       918,580
Fortis Group                                  137,802     3,065,585
Groupe Bruxelles Lambert SA                     9,650       536,692
Interbrew SA                                    7,720       213,835
KBC Bankverzekerings Holding NV                11,966       391,469
UCB SA                                         12,352       479,528
-------------------------------------------------------------------
                                                          7,389,963
-------------------------------------------------------------------

DENMARK - 0.56%
-------------------------------------------------------------------
Danske Bank A/S                                77,200     1,204,961
Novo Nordisk A/S "B"                           19,300       768,956
Tele Danmark A/S                               19,300       620,601
Vestas Wind Systems A/S                        19,300       611,540
-------------------------------------------------------------------
                                                          3,206,058
-------------------------------------------------------------------

FINLAND - 2.55%
-------------------------------------------------------------------
Nokia OYJ                                     587,685    12,422,662
Sonera Group OYJ(1)                            52,110       258,674
Stora Enso OYJ - R Shares                      75,849       959,475
UPM-Kymmene OYJ                                26,827       917,435
-------------------------------------------------------------------
                                                         14,558,246
-------------------------------------------------------------------

FRANCE - 13.76%
-------------------------------------------------------------------
Accor SA                                       26,441     1,061,091
Air Liquide SA                                 12,159     1,784,189
Alcatel SA "A"                                144,943     2,068,699
Alstom                                         20,265       271,022
Assurances Generales de France                 12,159       598,265
Aventis SA                                     82,604     5,707,466
AXA AG                                        168,489     3,802,645
BNP Paribas SA                                101,518     5,127,887


Security                                       Shares         Value
-------------------------------------------------------------------

FRANCE (continued)
-------------------------------------------------------------------
Bouygues SA                                    21,230  $    693,616
Cap Gemini SA                                  11,580       861,736
Carrefour Supermarche SA                       76,621     3,609,592
Castorama Dubois Investissement SA              8,492       464,509
Christian Dior SA                              11,387       430,640
Compagnie de Saint Gobain                      11,194     1,827,157
Compagnie Generale des Etablissements
  Michelin "B"                                 18,142       689,113
Credit Lyonnais SA                             28,950     1,102,679
Dassault Systemes SA                            4,825       234,040
Essilor International SA                        7,720       276,469
Etablissements Economiques du Casino
  Guichard-Perrachon SA                         4,632       336,613
European Aeronautic Defence and Space
  Co.                                          21,809       307,463
France Telecom SA                              49,022     1,501,975
Groupe Danone                                  17,563     2,070,003
Lafarge SA                                     14,089     1,259,855
Lagardere S.C.A.                               18,335       870,155
L'Oreal SA                                     34,933     2,582,810
LVMH SA                                        32,038     1,632,282
Orange SA(1)                                   76,235       519,427
Pechiney SA "A"                                 8,685       462,943
Pinault-Printemps-Redoute SA                    8,299       983,201
PSA Peugeot Citroen                            27,792     1,372,313
Renault SA                                     17,949       861,231
Sagem SA                                        1,930       116,430
Sanofi-Synthelabo SA                           41,881     2,689,129
Schneider SA                                   19,107       966,801
Societe Generale "A"                           44,004     2,783,218
Societe Television Francaise(1)                16,984       528,371
Sodexho Alliance SA                            10,808       440,896
STMicroelectronics NV                          59,444     1,988,794
Suez SA                                       114,835     3,247,913
Thales/Ex Thomson CSF                           7,720       277,211
Thomson Multimedia SA(1)                       14,861       462,972
TotalFinaElf SA                                91,289    14,096,409
Valeo SA                                        7,913       351,379
Vinci SA                                        1,158        75,010
Vivendi Environment SA                          3,860       119,882
Vivendi Universal SA                          125,836     4,893,976
-------------------------------------------------------------------
                                                         78,409,477
-------------------------------------------------------------------


96                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P Europe 350 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS AND RIGHTS (continued)
-------------------------------------------------------------------

GERMANY - 10.44%
-------------------------------------------------------------------
Adidas AG                                       9,650  $    696,141
Allianz AG                                     24,125     5,745,752
BASF AG                                        77,200     3,137,809
Bayer AG                                       96,500     3,270,655
Bayerische Hypo-Und Vereinsbank AG             38,600     1,414,339
Bayerische Motoren Werke AG                    38,600     1,536,577
Commerzbank AG                                 57,900     1,044,088
Continental AG                                 19,300       286,740
DaimlerChrysler AG                            106,150     4,843,264
Degussa AG                                      9,650       313,090
Deutsche Bank AG                               77,200     4,979,817
Deutsche Lufthansa AG                          48,250       735,373
Deutsche Post AG                               38,600       577,186
Deutsche Telekom AG                           299,150     4,507,114
E.On AG                                        86,850     4,421,073
Epcos AG(1)                                     9,650       445,516
Infineon Technologies AG(1)                    45,548     1,032,345
Linde AG                                        9,650       478,602
MAN AG                                          9,650       240,858
Marschollek, Lautenschlaeger and Partner
  AG                                            2,123       146,076
Metro AG                                       19,300       659,014
Muenchener Rueckversicherungs-
  Gesellschaft AG                               9,650     2,404,124
Preussag AG                                     9,650       289,434
RWE AG                                         48,250     1,813,385
SAP AG                                         26,441     4,004,466
Schering AG                                    19,300     1,129,787
Siemens AG                                    101,325     6,718,111
Thyssen Krupp AG                               48,250       758,944
Volkswagen AG                                  34,740     1,832,379
-------------------------------------------------------------------
                                                         59,462,059
-------------------------------------------------------------------

GREECE - 0.13%
-------------------------------------------------------------------
Hellenic Telecommunications Organization
  SA                                           61,703       461,538
National Bank of Greece SA ADR(1)              62,450       267,286
-------------------------------------------------------------------
                                                            728,824
-------------------------------------------------------------------


Security                                       Shares         Value
-------------------------------------------------------------------

IRELAND - 0.71%
-------------------------------------------------------------------
Allied Irish Bank PLC                         110,010  $  1,353,222
Bank of Ireland                               122,362     1,324,752
CRH PLC                                        49,408       870,692
Elan Corporation PLC(1)                        37,056       497,847
-------------------------------------------------------------------
                                                          4,046,513
-------------------------------------------------------------------

ITALY - 5.10%
-------------------------------------------------------------------
Alitalia SpA(1)                               193,000       158,279
Alleanza Assicurazioni SpA                     46,127       443,460
Assicurazioni Generali SpA                    135,100     3,334,309
Autostrade SpA                                 48,636       369,142
Banca di Roma SpA                             120,625       290,441
Banca Fideuram SpA                             28,950       232,607
Banca Nazionale del Lavoro SpA                193,000       431,876
Bipop Carire SpA                              193,000       298,860
Enel SpA                                      235,874     1,335,495
ENI SpA                                       328,100     4,808,765
Fiat SpA                                       38,600       537,111
Finmeccanica SpA(1)                           965,000       846,112
IntesaBci SpA                                 579,000     1,737,637
Mediaset SpA                                   96,500       829,244
Mediobanca Banca SpA                           48,250       506,384
Mediolanum SpA                                 28,950       261,146
Olivetti SpA                                  868,500     1,078,156
Pirelli SpA                                   193,000       300,540
Riunione Adriatica di Sicurta SpA              48,250       631,399
Rolo Banca SpA                                 20,265       320,347
Sanpaolo - IMI SpA                            144,750     1,702,260
Seat-Pagine Gialle SpA(1)                     707,924       547,792
Telecom Italia Mobile SpA                     434,250     2,106,373
Telecom Italia SpA                            289,500     1,591,121
Telecom Italia SpA "A"                        299,150     2,463,650
Unicredito Italiano SpA                       434,250     1,886,643
-------------------------------------------------------------------
                                                         29,049,149
-------------------------------------------------------------------

LUXEMBOURG - 0.05%
-------------------------------------------------------------------
Arcelor(1)                                     19,300       264,346
-------------------------------------------------------------------
                                                            264,346
-------------------------------------------------------------------

SCHEDULES OF INVESTMENTS                                                      97
iShares S&P Europe 350 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS AND RIGHTS (continued)
-------------------------------------------------------------------

NETHERLANDS - 8.08%
-------------------------------------------------------------------
ABN AMRO Holding NV                           164,050  $  3,115,670
Aegon NV                                      109,817     2,680,611
Akzo Nobel NV                                  38,407     1,795,942
ASM Lithography Holding NV(1)                  53,847     1,357,612
Burhmann NV                                     7,720       101,024
DSM NV                                          9,071       371,937
Elsevier NV                                    82,411     1,104,316
Equant NV(1)                                   18,914       213,354
Getronics NV(1)                                45,355       150,756
Gucci Group NV                                  4,439       411,657
Hagemeyer NV                                   12,159       269,431
Heineken NV                                    22,798       928,818
ING Groep NV                                  186,052     5,064,149
Koninklijke (Royal) KPN NV(1)                 171,386       877,668
Koninklijke Ahold NV                          100,939     2,648,831
Numico NV                                      18,142       500,137
Philips Electronics NV                        147,455     4,498,542
Randstad Holding NV                             9,264       141,192
Royal Dutch Petroleum Co.                     251,865    13,787,921
TNT Post Group NV                              35,898       746,294
Unilever NV - CVA                              64,076     3,678,225
VNU NV                                         25,476       809,001
Wolters Kluwer NV - CVA                        37,249       779,908
-------------------------------------------------------------------
                                                         46,032,996
-------------------------------------------------------------------

NORWAY - 0.24%
-------------------------------------------------------------------
Norsk Hydro ASA                                19,300       934,220
Orkla ASA                                      19,300       348,556
Petroleum Geo-Services(1)                      19,300        99,650
-------------------------------------------------------------------
                                                          1,382,426
-------------------------------------------------------------------

PORTUGAL - 0.54%
-------------------------------------------------------------------
Banco Comercial Portugues SA "R"              219,055       770,154
Banco Espirito Santo e Comercial de
  Lisboa SA                                    11,580       122,240
Brisa-Auto Estradas de Portugal SA             76,428       356,048
Cimentos de Portugal SA                        11,966       203,773
Electricidade de Portugal SA                  197,053       410,856


Security                                       Shares         Value
-------------------------------------------------------------------

PORTUGAL (continued)
-------------------------------------------------------------------
Portugal Telecom SA(1)                        138,381  $  1,029,776
Telecel-Comunicacoes Pessoais SA(1)            22,774       170,468
-------------------------------------------------------------------
                                                          3,063,315
-------------------------------------------------------------------

SPAIN - 4.06%
-------------------------------------------------------------------
Acerinox SA                                     6,176       218,966
Altadis SA                                     39,565       726,576
Amadeus Global Travel Distribution SA
  "A"(1)                                       34,161       242,888
Autopistas Concesionaria Espanola SA           17,949       165,983
Banco Bilbao Vizcaya SA                       358,208     4,265,648
Banco Popular Espanol SA                       27,599     1,040,146
Banco Santander Central Hispano SA            511,257     4,281,829
Bankinter SA                                    8,685       264,430
Endesa SA                                     118,695     1,765,529
Gas Natural SDG SA                             17,370       298,679
Iberdrola SA                                  105,185     1,372,780
Repsol YPF SA                                 111,554     1,406,272
Telefonica SA(1)                              530,586     5,948,081
Telefonica SA - Bonus Rights(1)               251,315        56,998
Terra Networks SA(1)                           69,673       547,045
Union Electrica Fenosa SA                      32,617       526,706
-------------------------------------------------------------------
                                                         23,128,556
-------------------------------------------------------------------

SWEDEN - 2.43%
-------------------------------------------------------------------
ASSA Abloy AB "B"                              38,600       510,531
Atlas Copco AB "A"                             19,300       453,702
Electrolux AB "B"                              38,600       685,679
Hennes & Mauritz AB "B"                        57,900     1,171,056
Nordea AB                                     289,500     1,648,992
Sandvik AB                                     19,300       459,294
Securitas AB "B"                               38,600       765,801
Skandia Forsakrings AB                        128,538       651,482
Skandinaviska Enskilda Banken (SEB) "A"        57,900       575,746
Skanska AB "B"                                 36,482       274,720
Svenska Cellulosa AB "B"                       19,300       599,969
Svenska Handelsbanken AB "A"(1)                77,200     1,106,778


98                                    2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P Europe 350 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS AND RIGHTS (continued)
-------------------------------------------------------------------

SWEDEN (continued)
-------------------------------------------------------------------
Telefonakfiebolaget Ericsson AB "B"(1)        887,800  $  3,754,062
Telia AB                                      115,800       411,403
Volvo AB "B"                                   38,600       763,936
-------------------------------------------------------------------
                                                         13,833,151
-------------------------------------------------------------------

SWITZERLAND - 10.32%
-------------------------------------------------------------------
ABB Ltd.(1)                                   154,400     1,225,612
Adecco SA                                      19,300     1,225,042
Baloise Holding - Registered                    4,246       330,732
Clariant AG - Registered                       19,300       440,096
Compagnie Financiere Richemont AG              77,200     1,778,750
Credit Suisse Group(1)                        138,960     5,267,390
Holcim Ltd. "B"                                 3,860       874,456
Nestle S.A.                                    48,250    10,729,874
Novartis AG                                   353,190    13,891,987
Roche Holding AG - Bearer                       8,685       837,877
Roche Holding AG - Genusschein                 85,885     6,677,052
Schweizerische Lebensversicherungs-und
  Rentenanstalt                                   965       316,732
Swatch Group (The) AG "B"(1)                      386        39,305
Swiss Re                                       34,740     3,196,584
Swisscom AG                                     1,930       582,971
Syngenta AG                                    15,445       943,617
UBS AG - Registered(1)                        167,910     8,266,713
Zurich Financial Services AG                    9,457     2,193,025
-------------------------------------------------------------------
                                                         58,817,815
-------------------------------------------------------------------

UNITED KINGDOM - 39.30%
-------------------------------------------------------------------
Abbey National PLC                            184,894     2,622,352
Aegis Group PLC                               144,750       257,655
Alliance & Leicester PLC                       71,603       912,559
Allied Domecq PLC                             143,206       876,879
AMVESCAP PLC                                   79,709     1,099,865
Anglo American PLC                            155,365     2,588,490
Arm Holdings PLC(1)                           111,747       451,916
Associated British Foods PLC                   52,110       380,669
AstraZeneca PLC                               219,634    10,905,860
AWG PLC(1)                                     36,477       272,961


Security                                       Shares         Value
-------------------------------------------------------------------

UNITED KINGDOM (continued)
-------------------------------------------------------------------
BAA PLC                                       143,206  $  1,298,993
BAE Systems PLC                               188,947       901,353
Barclays PLC                                  203,037     6,273,985
Bass PLC                                      114,449     1,217,417
BBA Group PLC                                  59,058       248,091
BG Group PLC                                  469,762     2,036,935
BHP Billiton PLC                              217,897     1,241,904
BOC Group PLC                                  66,006     1,001,014
Boots Co. PLC                                 120,625     1,155,153
BP PLC                                      2,759,900    24,563,110
BPB Industries PLC                             61,374       340,847
Brambles Industries PLC                        96,693       461,951
British Airways PLC                            60,409       209,891
British American Tobacco PLC                  213,265     2,049,903
British Land Co. PLC                           69,480       512,012
British Sky Broadcasting Group PLC(1)          88,201     1,044,970
BT Group PLC(1)                             1,044,933     4,166,357
Bunzl PLC                                      61,374       463,202
Cable & Wireless PLC                          312,853       996,812
Cadbury Schweppes PLC                         272,323     1,879,791
Capita Group PLC                               87,429       516,670
Carlton Communications PLC                     85,885       332,040
Centrica PLC                                  535,961     1,736,299
CGNU PLC                                      252,058     2,659,666
Chub PLC                                       98,044       247,816
CMG PLC                                        80,095       298,826
Cobham PLC                                     12,352       197,878
Colt Telecom PLC(1)                            67,936        48,370
Compass Group PLC                             290,658     1,945,316
Cookson Group PLC                              97,272       137,134
Corus Group PLC(1)                            418,038       511,929
Daily Mail and General Trust PLC "A"           37,249       392,515
Diageo PLC                                    422,863     5,527,792
Dimension Data Holdings PLC(1)                144,364       119,230
Dixons Group PLC                              256,111       953,681
Electrocomponents PLC                          58,093       395,009
EMAP PLC                                       33,968       398,811
EMI Group PLC                                 105,571       544,957
Enterprise Oil PLC                             59,637       534,163

SCHEDULES OF INVESTMENTS                                                      99
iShares S&P Europe 350 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS AND RIGHTS (continued)
-------------------------------------------------------------------

UNITED KINGDOM (continued)
-------------------------------------------------------------------
Exel PLC                                       39,758  $    491,421
FirstGroup PLC                                 58,093       249,829
FKI PLC                                        77,007       211,092
Gallaher Group PLC                             84,341       648,549
GKN PLC                                        96,693       475,033
GlaxoSmithKline PLC                           782,422    18,428,307
Granada Compass PLC                           290,658       567,045
Great Universal Stores PLC                    134,907     1,344,753
Hammerson PLC                                  38,214       307,179
Hanson PLC                                     98,430       742,871
Hays PLC                                      231,407       594,785
HBOS PLC                                      456,638     4,932,147
Hilton Group PLC                              200,913       713,101
HSBC Holdings PLC                           1,155,298    13,358,480
IMI PLC                                        47,092       210,562
Imperial Chemical Industries PLC               97,658       475,604
Imperial Tobacco Group PLC                     69,866     1,154,068
Innogy Holdings PLC                            54,622       210,011
Invensys PLC                                  468,990       828,143
J Sainsbury PLC                               157,295       894,836
Johnson Matthey PLC                            29,722       442,709
Kingfisher PLC                                167,722       924,299
Land Securities PLC                            70,059       890,891
Lattice Group PLC                             469,762     1,167,312
Legal & General Group PLC                     689,010     1,584,585
Lloyds TSB Group PLC                          694,221     7,127,567
Logica PLC                                     53,847       353,102
Marks & Spencer Group PLC                     283,718     1,556,449
Misys PLC                                      77,007       321,574
mm02 PLC(1)                                 1,044,933     1,015,570
National Grid Group PLC                       198,983     1,312,631
Next PLC                                       45,934       709,694
Northern Rock PLC                              56,549       563,680
Nycomed Amersham PLC "A"                       84,920       929,314
Old Mutual PLC                                421,705       612,527
P&O Princess Cruises PLC                       89,745       618,532
Pearson PLC                                    87,245     1,120,610
Peninsular & Oriental Steam Navigation
  Co. PLC                                      71,410       252,691
Pilkington PLC                                147,452       239,374


Security                                       Shares         Value
-------------------------------------------------------------------

UNITED KINGDOM (continued)
-------------------------------------------------------------------
Powergen PLC                                   87,236  $    956,525
Provident Financial PLC                        33,196       339,406
Prudential Corp. PLC                          221,950     2,237,678
Railtrack Group PLC                            20,367        58,005
Rank Group PLC                                 93,991       392,159
Reckitt Benckiser PLC                          70,445     1,157,616
Reed International PLC                        153,628     1,489,792
Rentokil Initial PLC                          305,905     1,232,767
Reuters Group PLC                             159,997     1,233,721
Rio Tinto PLC                                 121,590     2,403,226
RMC Group PLC                                  35,126       333,627
Rolls Royce PLC                               192,228       515,978
Royal Bank of Scotland Group PLC              316,906     8,158,999
Royal Sun Alliance Industries Group PLC       191,649       805,079
Safeway PLC                                   140,504       587,728
Sage Group PLC                                169,840       546,579
Schroders PLC                                  18,142       232,506
Scottish & Southern Energy PLC                114,835     1,111,970
Scottish Newcastle Breweries PLC               83,569       666,413
Scottish Power PLC                            247,812     1,268,624
Severn Trent PLC                               45,934       482,725
Shell Transport & Trading Co. PLC           1,236,551     9,209,214
Shire Pharmaceuticals Group PLC(1)             41,688       322,344
Slough Estates PLC                             50,373       278,407
Smiths Group PLC                               57,326       662,035
South African Breweries PLC                    75,656       528,434
Spirent PLC                                    83,376       162,066
Standard Chartered PLC                        122,362     1,335,569
Tate & Lyle PLC                                57,707       286,994
Telewest Communications PLC(1)                189,719        35,117
Tesco PLC                                     776,825     2,665,908
3i Group PLC                                   81,060       908,423
Tomkins PLC                                   127,380       469,344
Trinity Mirror PLC                             38,793       269,852
Unilever PLC                                  326,170     2,610,273
United Business Media PLC                      44,423       386,507
United Utilities PLC                           73,726       641,460
Vodafone Group PLC                          8,379,095    15,481,216
W.H. Smith Group PLC                           33,582       230,497
Whitebread PLC                                 16,598       153,631
WM Morrison Supermarkets PLC                  194,158       588,901

100                                   2002 iSHARES ANNUAL REPORT TO SHAREHOLDERS
iShares S&P Europe 350 Index Fund
Schedule of Investments (Continued)
March 31, 2002

Security                                           Shares         Value
-----------------------------------------------------------------------

COMMON STOCKS AND RIGHTS (Continued)
-----------------------------------------------------------------------
UNITED KINGDOM (Continued)
-----------------------------------------------------------------------
Wolseley PLC                                       77,007  $    781,860
WPP Group PLC                                     103,834     1,185,826
-----------------------------------------------------------------------
                                                            223,916,927
-----------------------------------------------------------------------
TOTAL COMMON STOCKS AND RIGHTS
(Cost: $591,030,016)                                        567,468,959
-----------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 6.48%
-----------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                         23,211,332    23,211,332
Dreyfus Money Market Fund                       6,253,782     6,253,782
Goldman Sachs Financial Square Prime
  Obligation Fund                                 949,882       949,882
Providian Temp Cash Money Market Fund           6,503,933     6,503,933
-----------------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $36,918,929)                                          36,918,929
-----------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 106.08%
(Cost $627,948,945)                                         604,387,888
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (6.08%)                   (34,630,549)
-----------------------------------------------------------------------
NET ASSETS -- 100.00%                                      $569,757,339
=======================================================================

/(1)/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                     101
iShares S&P/TSE 60 Index Fund
Schedule of Investments
March 31, 2002

Security                                   Shares       Value
-------------------------------------------------------------

COMMON STOCKS - 99.49%
-------------------------------------------------------------
Royal Bank of Canada                       13,551  $  451,870
Toronto Dominion Bank                      12,837     351,219
Bank of Nova Scotia                        10,074     332,201
BCE Inc.                                   16,500     289,375
Manulife Financial Corp.                   10,180     278,971
Nortel Networks Corp.                      63,443     278,762
Canadian Imperial Bank of Commerce          7,428     262,825
Bank of Montreal                            9,936     240,522
Alcan Aluminum Ltd.                         6,078     240,125
Canadian National Railway Company           4,113     205,109
Barrick Gold Corp.                         10,563     193,000
Bombardier Inc. "B"                        21,033     189,183
Sun Life Financial Services of Canada       8,532     184,234
Suncor Energy Inc.                          4,260     153,535
Biovail Corp.(1)                            3,026     150,314
Pancanadian Energy Corp.                    4,955     147,339
Celestica Inc.(1)                           3,705     133,997
Petro-Canada                                5,082     130,793
Magna International Inc. "A"                1,782     130,528
TransCanada PipeLines Ltd.                  9,336     126,399
Thomson Corp.                               3,659     120,751
Alberta Energy Co. Ltd.                     2,769     120,643
Talisman Energy Inc.                        2,538     105,710
Placer Dome Inc.                            7,236      87,536
Brascan Corp. "A"                           4,098      87,359
Potash Corp. of Saskatchewan Inc.           1,287      83,291
Shaw Communications Inc. "B"                4,563      81,742
Enbridge Inc.                               2,850      79,905
Canadian Pacific Railway Ltd.               3,622      76,644
Abitibi-Consolidated Inc.                   8,544      76,314
Inco Ltd.(1)                                3,828      74,501
Canadian Natural Resources Ltd.             2,300      74,389
National Bank of Canada                     3,573      72,674
George Weston Ltd.                          1,005      72,443
Imperial Oil Ltd.                           2,220      66,027
Quebecor World Inc.                         2,511      65,631
Loblaw Companies Ltd.                       1,716      62,653
Nova Chemicals Corp.                        2,400      59,872
Noranda Corp.                               5,004      59,123
ATI Technologies Inc./(1)/                  4,428      58,702
Fairmont Hotels & Resorts Inc.              1,811      51,059
Nexen Inc.                                  2,091      50,460
Dofasco Inc.                                2,655      47,029
Cognos Inc./(1)/                            1,720      46,768
TransAlta Corp.                             3,366      46,205
Rogers Communications "B"/(1)/              3,111      42,510
TELUS Corp.                                 3,519      40,276
Precision Drilling Corp./(1)/               1,101      35,175
Molson Inc. "A"                             1,554      34,014
Teck Corp. "B"                              3,495      32,751
Domtar Inc.                                 2,970      32,392
MDS Inc.                                    2,001      27,819
Zarlink Semiconductor Inc./(1)/             2,700      25,859
Husky Energy Inc.                           2,331      24,984
Canadian Tire Corp. Ltd. "A"                1,200      23,573
CAE Inc.                                    3,117      22,898
CP Ships Ltd.                               1,811      21,738
Agrium Inc.                                 2,013      21,134
Cameco Corp.                                  600      17,394
Cott Corp./(1)/                               900      16,924
-------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $8,761,452)                                  6,717,173
-------------------------------------------------------------

SHORT TERM INSTRUMENTS - 0.07%
-------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                      4,901       4,901
-------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $4,901)                                          4,901
-------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 99.56%
(Cost $8,766,353)                                   6,722,074
-------------------------------------------------------------
Other Assets, Less Liabilities - 0.44%                 29,999
-------------------------------------------------------------
NET ASSETS - 100.00%                               $6,752,073
=============================================================

/(1)/  Non-income earning securities.

See notes to financial statements.

102                                   2002 iShares Annual Report to Shareholders
iShares S&P Latin America 40 Index Fund
Schedule of Investments
March 31, 2002



Security                                                    Shares         Value
--------------------------------------------------------------------------------

COMMON STOCKS - 97.75%
--------------------------------------------------------------------------------

ARGENTINA - 1.53%
--------------------------------------------------------------------------------
Perez Companc SA ADR                                         5,400  $     43,848
Siderca SAIC ADR                                             2,850        52,725
Telecom Argentina SA ADR                                     8,268        23,647
--------------------------------------------------------------------------------
                                                                         120,220
--------------------------------------------------------------------------------

BRAZIL - 37.58%
--------------------------------------------------------------------------------
Aracruz Celulose SA ADR                                      3,600        74,340
Banco Bradesco SA ADR                                       10,980       332,255
Banco Itau SA ADR                                            8,301       332,870
Centrais Eletricas Brasileiras SA ADR                       16,311       136,508
Companhia de Bebidas das Americas ADR                       19,110       372,836
Companhia Energetica de Minas Gerais ADR                     7,779       115,907
Companhia Paranaense de Energia-COPEL ADR                    8,388        65,426
Companhia Vale do Rio Doce ADR                              11,319       299,954
Embratel Participacoes SA ADR                               17,460        60,237
Empresa Brasileira de Aeronautica SA ADR                     4,862        98,115
Petroleo Brasileiro SA ADR                                  25,596       677,526
Tele Norte Leste Participacoes SA ADR                       20,430       256,601
Unibanco - Uniao de Bancos Brasileiros SA GDR                5,580       136,431
--------------------------------------------------------------------------------
                                                                       2,959,006
--------------------------------------------------------------------------------

CHILE - 1.80%
--------------------------------------------------------------------------------
Empresa Nacional de Electricidad SA ADR                      8,509        79,985
Enersis SA ADR/(1)/                                          4,233        38,266
Sociedad Quimica y Minera de Chile SA ADR                      993        23,336
--------------------------------------------------------------------------------
                                                                         141,587
--------------------------------------------------------------------------------

MEXICO - 56.84%
--------------------------------------------------------------------------------
Alfa SA "A"/(1)/                                            48,300        76,473
America Movil SA de CV "L"/(1)/                            606,300       602,056
Apasco SA de CV                                              7,200        46,774
Carso Global Telecom "A1"/(1)/                             120,900       301,827
Cemex SA de CV "CPO"                                       117,900       693,181
Desc SA de CV "B"                                           39,300        23,981
Fomento Economico Mexicano SA de CV "UBD"                   35,700       166,166
Grupo Carso SA de CV "A1"/(1)/                              29,700       119,290
Grupo Financiero BBVA Bancomer SA de CV "O"/(1)/           287,700       315,060
Grupo Modelo SA de CV "C"                                   38,700        98,759
Grupo Televisa SA "CPO"/(1)/                               129,300       309,738
Kimberly-Clark de Mexico SA de CV "A"                       51,300       173,035
Telefonos de Mexico SA de CV ADR "L"                       607,800     1,220,645
Vitro SA de CV "A"                                          19,200        19,812
Walmart de Mexico SA de CV "V"/(1)/                         93,900       308,386
--------------------------------------------------------------------------------
                                                                       4,475,183
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $6,092,990)                                                     7,695,996
--------------------------------------------------------------------------------

PREFERRED STOCKS - 1.10%
--------------------------------------------------------------------------------

BRAZIL - 1.10%
--------------------------------------------------------------------------------
Centrais Eletricas Brasileiras SA ADR                       11,743        86,657
--------------------------------------------------------------------------------
                                                                          86,657
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $73,942)                                                           86,657
--------------------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 0.21%
--------------------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                                      16,663        16,663
--------------------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $16,663)                                                           16,663
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 99.06%
(Cost $6,183,595)                                                      7,799,316
--------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.94%                                    74,181
--------------------------------------------------------------------------------

NET ASSETS - 100.00%                                                $  7,873,497
================================================================================

/(1)/ Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                     103
iShares S&P/TOPIX 150 Index Fund
Schedule of Investments
March 31, 2002



Security                                                     Shares        Value
--------------------------------------------------------------------------------

COMMON STOCKS - 99.60%
--------------------------------------------------------------------------------
Toyota Motor Corp.                                           77,700  $ 2,239,516
NTT DoCoMo Inc./(1)/                                            555    1,504,176
Sony Corp.                                                   26,400    1,372,438
Nippon Telegraph & Telephone Corp.                              267    1,025,412
Honda Motor Co. Ltd.                                         21,900      920,383
Canon Inc.                                                   24,000      890,935
Takeda Chemical Industries Ltd.                              21,000      850,870
Nomura Holdings Inc.                                         54,000      700,391
Tokyo Electric Power Co. Inc. (The)                          33,900      642,012
Hitachi Ltd.                                                 87,000      636,083
Matsushita Electric Industrial Co. Ltd.                      51,000      621,843
Nissan Motor Co. Ltd.                                        69,000      498,753
Rohm Co. Ltd.                                                 3,300      495,492
Mitsubishi Tokyo Financial Group Inc.                            69      421,700
Shin-Etsu Chemical Co. Ltd.                                   9,900      419,051
Murata Manufacturing Co. Ltd.                                 6,300      404,044
Nintendo Co. Ltd.                                             2,700      397,253
East Japan Railway Co.                                           90      378,240
Fuji Photo Film Co. Ltd.                                     12,000      377,561
NEC Corp.                                                    45,000      374,845
Fujitsu Ltd.                                                 48,000      367,603
Ito-Yokado Co. Ltd.                                           9,000      357,868
Kyocera Corp.                                                 5,100      352,865
Toshiba Corp.                                                84,000      351,758
Kao Corp.                                                    18,000      335,459
Ricoh Co. Ltd.                                               18,000      333,421
Sharp Corp.                                                  24,000      316,536
Mitsubishi Heavy Industries Ltd.                             93,000      304,538
Kansai Electric Power Co. Inc.                               21,600      303,787
Tokyo Electron Ltd.                                           4,200      291,863
Sumitomo Mitsui Banking Corp.                                69,000      287,378
Seven-Eleven Japan Co. Ltd.                                   9,000      279,775
Tokio Marine & Fire Insurance Co. Ltd.                       39,000      276,900
Mizuho Holdings Inc.                                            114      271,807
Secom Co. Ltd.                                                6,000      265,288
Chubu Electric Power Co. Inc.                                16,800      264,926
Mitsubishi Corp.                                             33,000      248,741
Mitsubishi Electric Corp.                                    54,000      248,540
Nippon Steel Corp.                                          171,000      245,146
Bridgestone Corp.                                            18,000      244,463
Yamanouchi Pharmaceutical Co. Ltd.                            9,000      224,771
Mitsui & Co. Ltd.                                            36,000      219,744
Fanuc Ltd.                                                    3,900      214,223
Mitsubishi Estate Co. Ltd.                                   30,000      214,131
Daiwa Securities Group Inc.                                  36,000      212,954
SMC Corp.                                                     1,800      212,548
Sanyo Electric Co. Ltd.                                      45,000      204,736
Dai Nippon Printing Co. Ltd.                                 18,000      202,226
Denso Corp.                                                  12,900      195,639
Central Japan Railway Co.                                        33      191,474
Hoya Corp.                                                    2,700      188,848
Nippon Mitsubishi Oil Corp.                                  39,000      185,679
Nikko Cordial Corp.                                          42,000      185,384
Sankyo Co. Ltd.                                              12,000      183,348
Mitsui Sumitomo Insurance Co. Ltd.                           39,000      183,323
Yamato Transport Co. Ltd.                                    12,000      181,537
Advantest Corp.                                               2,400      180,179
ORIX Corp.                                                    2,400      179,998
Aeon Co. Ltd.                                                 9,000      178,933
TDK Corp.                                                     3,300      177,282
Keyence Corp.                                                   900      171,940
Toppan Printing Co. Ltd.                                     18,000      169,223
Mitsui Fudosan Co. Ltd.                                      21,000      167,796
Tokyo Gas Co. Ltd.                                           69,000      167,118
NTT Data Corp.                                                   39      166,258
Kirin Brewery Co. Ltd.                                       24,000      163,157
Kyushu Electric Power Co. Inc.                               11,100      156,448
Asahi Glass Co. Ltd.                                         24,000      152,834
Eisai Co. Ltd.                                                6,000      148,036
Sumitomo Chemical Co. Ltd.                                   39,000      147,131
UFJ Holdings Inc.                                                60      143,962
Takefuji Corp.                                                2,280      139,688
West Japan Railway Company                                       36      138,258
Sumitomo Corp.                                               24,000      133,097
Fujisawa Pharmaceutical Co. Ltd.                              6,000      131,739
Japan Tobacco Inc.                                               21      127,234
Acom Co. Ltd.                                                 2,100      127,076
Osaka Gas Co. Ltd.                                           57,000      126,443
Nippon Television Network Corp.                                 540      122,843
Sumitomo Electric Industries Ltd.                            18,000      121,552
Softbank Corp.                                                6,300      118,599
Nippon Unipac Holding                                            24      117,343
Japan Airlines Co. Ltd.                                      42,000      114,085
Oji Paper Co. Ltd.                                           24,000      113,722
Itochu Corp.                                                 33,000      113,540
Daiichi Pharmaceutical Co. Ltd.                               6,000      112,046
Ajinomoto Co. Inc.                                           12,000      108,650
Daikin Industries Ltd.                                        6,000      108,650
Marui Co. Ltd.                                                9,000      107,971
Sekisui House Ltd.                                           15,000      107,065

104                                   2002 iShares Annual Report to Shareholders
iShares S&P/TOPIX 150 Index Fund
Schedule of Investments (continued)
March 31, 2002


Security                                      Shares        Value
-----------------------------------------------------------------

COMMON STOCKS (continued)
-----------------------------------------------------------------
Asahi Kasei Corp.                             33,000  $   106,818
Suzuki Motor Corp.                             9,000      106,002
All Nippon Airways Co. Ltd./(1)/              39,000      105,347
Nitto Denko Corp.                              3,600      105,119
Mitsubishi Chemical Corp.                     48,000      103,219
Nippon Express Co. Ltd.                       24,000       98,328
Nippon Yusen Kabushiki Kaisha                 30,000       97,560
Asahi Breweries Ltd.                          12,000       96,880
Shiseido Co. Ltd.                              9,000       93,371
Pioneer Corp.                                  4,800       92,353
Taisho Pharmaceutical Co. Ltd.                 6,000       90,769
Toray Industries Inc.                         33,000       90,631
Furukawa Electric Co. Ltd.                    18,000       87,327
Komatsu Ltd.                                  24,000       85,834
Kubota Corp.                                  27,000       83,322
Matsushita Communication Industrial Co.
  Ltd.                                         2,400       82,393
Mabuchi Motor Co. Ltd.                           900       82,167
Credit Saison Co. Ltd.                         3,900       81,363
Mitsui Chemicals Inc.                         18,000       78,772
Tostem Corp.                                   6,000       78,092
Promise Co. Ltd.                               1,800       77,278
Kawasaki Steel Corp./(1)/                     72,000       75,514
Sumitomo Trust & Banking Co. Ltd. (The)       18,000       75,512
Daiwa House Industry Co. Ltd.                 12,000       75,150
Fuji Heavy Industries Ltd.                    15,000       73,225
Alps Electric Co. Ltd.                         6,000       72,434
Matsushita Electric Works Ltd.                 9,000       68,585
NKK Corp./(1)/                                87,000       68,269
Terumo Corp.                                   5,100       66,302
Hirose Electric Co. Ltd.                         900       62,881
Mitsui Mining & Smelting Co. Ltd.             18,000       60,844
Shimizu Corp.                                 18,000       60,709
Sumitomo Metal Mining Co. Ltd.                15,000       59,983
Kajima Corp.                                  24,000       59,215
Taisei Corp.                                  27,000       59,079
Nippon Meat Packers Inc.                       6,000       58,400
Minebea Co. Ltd.                               9,000       58,060
Kuraray Co. Ltd.                               9,000       57,517
NSK Ltd.                                      12,000       51,881
Obayashi Corp.                                18,000       50,659
Ebara Corporation                              9,000       49,844
Mitsubishi Materials Corp.                    30,000       49,797
Taiyo Yuden Co. Ltd.                           3,000       49,572
Nissin Food Products Co. Ltd.                  2,700       49,300
Ibiden Co. Ltd.                                3,000       48,214
TonenGeneral Sekiyu K.K.                       6,000       45,497
Mazda Motor Corp.                             18,000       44,003
NGK Insulators Ltd.                            6,000       43,551
Nippon Sheet Glass Co. Ltd.                   12,000       42,827
Daiwa Bank Holdings Inc./(1)/                 66,000       41,831
Toyo Seikan Kaisha Ltd.                        3,000       36,285
Nisshin Seifun Group Inc.                      6,000       36,127
Kawasaki Heavy Industries Ltd./(1)/           36,000       35,856
Fujikura Ltd.                                  9,000       33,953
Sekisui Chemical Co. Ltd.                     12,000       33,319
Uni-Charm Corp.                                1,200       32,957
Sumitomo Metal Industries Ltd./(1)/           84,000       30,425
Marubeni Corp./(1)/                           39,000       28,837
Mitsubishi Logistics Corp.                     3,000       22,115
Mitsui Trust Holdings Inc.                     9,000       14,396
-----------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $34,670,607)                                    32,985,991
-----------------------------------------------------------------

SHORT TERM INSTRUMENTS - 9.29%
-----------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     1,787,749    1,787,749
Dreyfus Money Market Fund                    548,158      548,158
Goldman Sachs Financial Square Prime
  Obligation Fund                            170,912      170,912
Providian Temp Cash Money Market Fund        570,084      570,084
-----------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $3,076,903)                                      3,076,903
-----------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES -- 108.89%
(Cost $37,747,510)                                     36,062,894
-----------------------------------------------------------------

Other Assets, Less Liabilities -- (8.89%)              (2,945,707)
-----------------------------------------------------------------

NET ASSETS -- 100.00%                                 $33,117,187
=================================================================

/(1)/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                     105
iShares Nasdaq Biotechnology Index Fund
Schedule of Investments
March 31, 2002



Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS - 100.03%
-------------------------------------------------------------------
Amgen Inc./(1)/                               851,074  $ 50,792,096
Immunex Corp./(1)/                            503,324    15,230,584
MedImmune Inc./(1)/                           256,779    10,099,118
IDEC Pharmaceuticals Corp./(1)/               157,057    10,098,765
Gilead Sciences Inc./(1)/                     278,379    10,018,860
Genzyme Corp. - General Division/(1)/         223,021     9,739,327
Chiron Corp./(1)/                             194,596     8,930,010
Biogen Inc./(1)/                              146,914     7,207,601
Millennium Pharmaceuticals Inc./(1)/          287,853     6,421,997
Neurocrine Biosciences Inc./(1)/              147,139     5,972,372
NPS Pharmaceuticals Inc./(1)/                 182,823     5,965,515
Cephalon Inc./(1)/                             93,168     5,869,584
Scios Inc./(1)/                               179,589     5,195,510
Cell Therapeutics Inc./(1)/                   204,431     5,076,022
InterMune Inc./(1)/                           166,335     5,001,693
Alkermes Inc./(1)/                            190,490     4,964,169
Regeneron Pharmaceuticals Inc./(1)/           167,741     4,191,848
Celgene Corp./(1)/                            169,354     4,191,512
Transkaryotic Therapies Inc./(1)/              96,998     4,175,764
ICOS Corp./(1)/                                90,641     4,168,580
Genta Inc./(1)/                               242,521     4,067,077
CV Therapeutics Inc./(1)/                     111,601     4,039,956
Trimeris Inc./(1)/                             87,927     3,798,446
OSI Pharmaceuticals Inc./(1)/                  96,185     3,765,643
Abgenix Inc./(1)/                             189,405     3,577,861
Vertex Pharmaceuticals Inc./(1)/              128,419     3,577,753
Invitrogen Corp./(1)/                         103,731     3,560,048
Enzon Inc./(1)/                                76,358     3,381,896
Medarex Inc./(1)/                             207,347     3,344,300
ImClone Systems Inc./(1)/                     134,618     3,315,641
Immunomedics Inc./(1)/                        173,827     3,295,760
Isis Pharmaceuticals Inc./(1)/                196,041     3,152,339
Incyte Genomics Inc./(1)/                     263,004     3,129,748
Human Genome Sciences Inc./(1)/               137,610     2,998,522
Protein Design Labs Inc./(1)/                 171,716     2,941,495
Albany Molecular Research Inc./(1)/           120,112     2,879,085
Tularik Inc./(1)/                             174,991     2,876,852
Myriad Genetics Inc./(1)/                      84,878     2,844,262
Exelixis Inc./(1)/                            205,089     2,828,177
QLT Inc./(1)/                                 165,340     2,819,047
CuraGen Corp./(1)/                            172,457     2,769,659
Affymetrix Inc./(1)/                           94,455     2,737,306
Alexion Pharmaceuticals Inc./(1)/              99,704     2,344,041
Cell Genesys Inc./(1)/                        137,924     2,337,812
Cubist Pharmaceuticals Inc./(1)/              126,002     2,328,517
Immunogen Inc./(1)/                           198,854     2,201,314
Tanox Inc./(1)/                               148,343     2,100,537
Inhale Therapeutic Systems Inc./(1)/          185,668     1,958,797
ILEX Oncology Inc./(1)/                       112,320     1,938,643
Gene Logic Inc./(1)/                           97,509     1,897,525
Luminex Corp./(1)/                            131,856     1,656,111
Medicines Co. (The)/(1)/                      102,936     1,467,867
Caliper Technologies Corp./(1)/               105,673     1,370,579
Antigenics Inc./(1)/                           95,281     1,332,981
Corixa Corp./(1)/                             189,048     1,166,426
Atrix Laboratories Inc./(1)/                   49,031     1,116,436
Pharmacopeia Inc./(1)/                         83,360     1,109,522
Arena Pharmaceuticals Inc./(1)/               107,931     1,074,993
Praecis Pharmaceuticals Inc./(1)/             201,606     1,048,351
NeoPharm Inc./(1)/                             41,087       882,960
Emisphere Technologies Inc./(1)/               51,417       874,603
Guilford Pharmaceuticals Inc./(1)/             96,954       690,313
United Therapeutics Inc./(1)/                  48,595       654,089
Arqule Inc./(1)/                               50,445       637,120
Avigen Inc./(1)/                               47,020       521,922
SuperGen Inc./(1)/                             91,736       516,474
Geron Corp./(1)/                               63,015       479,544
EntreMed Inc./(1)/                             59,101       449,168
VaxGen Inc./(1)/                               36,965       422,140
ViroPharma Inc./(1)/                           57,071       290,491
-------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $345,442,037)                                    289,881,076
-------------------------------------------------------------------


106                                   2002 iShares Annual Report to Shareholders
iShares Nasdaq Biotechnology Index Fund
Schedule of Investments (continued)
March 31, 2002


                                                Shares or
Security                                        Principal         Value
-----------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 12.58%
-----------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                         21,525,270  $ 21,525,270
Dreyfus Money Market Fund                       6,563,368     6,563,368
General Electric Commercial Paper 1.86%,
  05/10/02                                    $ 1,000,000     1,000,000
Goldman Sachs Financial Square Prime
  Obligation Fund                               1,046,409     1,046,409
Providian Temp Cash Money Market Fund           6,325,902     6,325,902
-----------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $36,460,949)                                          36,460,949
-----------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES -- 112.61%
(Cost $381,902,986)                                         326,342,025
-----------------------------------------------------------------------

Other Assets, Less Liabilities -- (12.61%)                  (36,534,973)
-----------------------------------------------------------------------

NET ASSETS -- 100.00%                                      $289,807,052
=======================================================================

/(1)/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                     107
iShares Trust
Statements of Assets and Liabilities
March 31, 2002


                                                                                   iShares S&P
                                               ------------------------------------------------------------------------------------
                                                                                                                          MidCap
                                                                              500/BARRA     500/BARRA       MidCap      400/BARRA
                                                   100            500           Growth        Value          400          Growth
                                                Index Fund     Index Fund     Index Fund    Index Fund    Index Fund    Index Fund
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                            $144,533,115  $4,842,832,896  $497,414,532  $636,199,267  $623,071,587  $257,398,563
                                               ------------------------------------------------------------------------------------
Investments in securities, at value
  (including securities on loan/(1)/)
   (Note 1)                                    $116,364,796  $4,279,782,312  $478,453,322  $600,205,551  $658,155,000  $272,194,136
Receivables:
   Investment securities sold                            --              --            --            --       193,368            --
   Dividends and interest                           203,967       4,457,878       511,221       606,879       473,156        81,872
                                               ------------------------------------------------------------------------------------
Total Assets                                    116,568,763   4,284,240,190   478,964,543   600,812,430   658,821,524   272,276,008
                                               ------------------------------------------------------------------------------------

LIABILITIES
Payables:
   Investment securities purchased                       --              --            --            --       165,720            --
   Collateral for securities on loan (Note 5)       810,205      74,693,674    14,182,480    14,602,719    52,907,500    19,818,391
   Advisory fees (Note 2)                            55,587         600,519       126,390       159,127       177,730        98,431
                                               ------------------------------------------------------------------------------------
Total Liabilities                                   865,792      75,294,193    14,308,870    14,761,846    53,250,950    19,916,822
                                               ------------------------------------------------------------------------------------
NET ASSETS                                     $115,702,971  $4,208,945,997  $464,655,673  $586,050,584  $605,570,574  $252,359,186
                                               ====================================================================================

Net assets consist of:
   Paid-in capital                             $147,891,316  $4,848,387,649  $505,421,021  $649,660,558  $584,609,528  $260,164,769
   Undistributed net investment income               76,168       2,079,880       187,493       286,251       150,182        19,364
   Undistributed net realized loss               (4,096,194)    (78,470,948)  (21,991,631)  (27,902,509)  (14,272,549)  (22,620,520)
   Net unrealized appreciation
     (depreciation)                             (28,168,319)   (563,050,584)  (18,961,210)  (35,993,716)   35,083,413    14,795,573
                                               ------------------------------------------------------------------------------------
NET ASSETS                                     $115,702,971  $4,208,945,997  $464,655,673  $586,050,584  $605,570,574  $252,359,186
                                               ====================================================================================
iShares outstanding                               2,000,000      36,600,000     7,900,000    10,500,000     5,600,000     2,150,000
                                               ====================================================================================
Net asset value per iShare                     $      57.85  $       115.00  $      58.82  $      55.81  $     108.14  $     117.38
                                               ====================================================================================

--------------------------------------------------------------------------------

/(1)/ Securities on loan with market values of $762,737, $71,187,087, $13,718,035, $13,997,657, $51,074,570 and $19,191,420, respectively. See
      Note 5.

See notes to financial statements.

108                                   2002 iShares Annual Report to Shareholders
iShares Trust
Statements of Assets and Liabilities (continued)
March 31, 2002

                                                                               iShares S&P
                                          ------------------------------------------------------------------------------------
                                             Midcap                       Smallcap      Smallcap
                                           400/BARRA       Smallcap      600/BARRA     600/BARRA                    Global
                                             Value           600           Growth        Value       Global 100  Energy Sector
                                           Index Fund     Index Fund     Index Fund    Index Fund    Index Fund    Index Fund

------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                       $445,757,767  $1,152,921,122  $194,653,205  $457,325,602  $ 59,677,541   $14,901,087
                                          ------------------------------------------------------------------------------------
Foreign currency, at cost                 $         --  $           --  $         --  $         --  $     86,095   $    26,752
                                          ------------------------------------------------------------------------------------
Investments in securities, at value
  (including securities on loan/(1)/)
  (Note 1)                                $486,161,190  $1,230,366,089  $208,045,182  $497,715,108  $ 47,775,771   $16,345,952
Foreign currency, at value                          --              --            --            --        84,513        26,688
Receivables:
   Investment securities sold                       --       2,703,667       273,221     1,795,999        61,635            --
   Dividends and interest                      508,963         659,471        58,917       354,387       106,419        15,581
                                          ------------------------------------------------------------------------------------
Total Assets                               486,670,153   1,233,729,227   208,377,320   499,865,494    48,028,338    16,388,221
                                          ------------------------------------------------------------------------------------

LIABILITIES
Payables:
   Investment securities purchased             243,053       2,708,054       250,568     1,863,898       139,973            --
   Collateral for securities on loan
     (Note 5)                               31,594,467     105,905,629    16,583,310    40,246,934     2,192,904            --
   Advisory fees (Note 2)                      149,594         303,629        67,944       144,370        29,118        16,210
                                          ------------------------------------------------------------------------------------
Total Liabilities                           31,987,114     108,917,312    16,901,822    42,255,202     2,361,995        16,210
                                          ------------------------------------------------------------------------------------
NET ASSETS                                $454,683,039  $1,124,811,915  $191,475,498  $457,610,292  $ 45,666,343   $16,372,011
                                          ====================================================================================

Net assets consist of:
   Paid-in capital                        $419,482,689  $1,064,857,073  $187,622,899  $425,992,586  $ 58,392,264   $14,891,596
   Undistributed net investment income         154,828         338,579            --       228,480       126,538        44,499
   Undistributed net realized loss          (5,357,901)    (17,828,704)   (9,539,378)   (9,000,280)     (949,164)       (8,839)
   Net unrealized appreciation
     (depreciation)                         40,403,423      77,444,967    13,391,977    40,389,506   (11,903,295)    1,444,755
                                          ------------------------------------------------------------------------------------
NET ASSETS                                $454,683,039  $1,124,811,915  $191,475,498  $457,610,292  $ 45,666,343   $16,372,011
                                          ====================================================================================
iShares outstanding                          4,600,000       9,150,000     2,400,000     4,850,000       800,000       300,000
                                          ====================================================================================
Net asset value per iShare                $      98.84  $       122.93  $      79.78  $      94.35  $      57.08   $     54.57
                                          ====================================================================================

--------------------------------------------------------------------------------

/(1)/ Securities on loan with market values of $30,318,566, $101,944,957, $15,968,561, $38,552,323, $2,065,862 and $--, respectively. See Note 5.

See notes to financial statements.

Financial Statements                                                         109
iShares Trust
Statements of Assets and Liabilities (continued)
March 31, 2002


                                                                            iShares S&P
                                          -------------------------------------------------------------------------------
                                            Global       Global       Global     Global Tele-
                                          Financials   Healthcare   Technology  communications
                                            Sector       Sector       Sector        Sector       Europe 350     /TSE 60
                                          Index Fund   Index Fund   Index Fund    Index Fund     Index Fund   Index Fund

-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                       $10,191,533  $17,465,172  $8,767,491   $15,199,740    $627,948,945  $ 8,766,353
                                          -------------------------------------------------------------------------------
Foreign currency, at cost                 $    20,282  $    28,892  $    3,128   $    14,767    $    356,380  $    21,088
                                          -------------------------------------------------------------------------------
Investments in securities, at value
  (including securities on loan/(1)/)
  (Note 1)                                $10,611,444  $17,136,243  $7,869,385   $13,437,206    $604,387,888  $ 6,722,074
Foreign currency, at value                     20,336       28,474       3,051        14,685         357,080       21,018
Receivables:
   Investment securities sold                      --           --          --            --         218,491           --
   Dividends and interest                      42,342       25,363       7,468        13,664       1,169,322       14,351
                                          -------------------------------------------------------------------------------
Total Assets                               10,674,122   17,190,080   7,879,904    13,465,555     606,132,781    6,757,443
                                          -------------------------------------------------------------------------------

LIABILITIES
Payables:
   Investment securities purchased                 --           --          --            --       1,403,446           --
   Collateral for securities on loan
     (Note 5)                                      --           --      75,069            --      34,719,699           --
   Advisory fees (Note 2)                      10,769       17,997      18,390        14,106         252,297        5,370
                                          -------------------------------------------------------------------------------
Total Liabilities                              10,769       17,997      93,459        14,106      36,375,442        5,370
                                          -------------------------------------------------------------------------------
NET ASSETS                                $10,663,353  $17,172,083  $7,786,445   $13,451,449    $569,757,339  $ 6,752,073
                                          ===============================================================================

Net assets consist of:
   Paid-in capital                        $10,199,110  $17,476,128  $8,710,899   $15,205,292    $598,659,998  $ 8,847,179
   Undistributed net investment income
     (accumulated net investment loss)         48,230       34,516        (554)       29,866         666,421       17,015
   Undistributed net realized loss             (4,081)      (9,176)    (25,684)      (21,156)     (6,008,378)     (67,738)
   Net unrealized appreciation
     (depreciation)                           420,094     (329,385)   (898,216)   (1,762,553)    (23,560,702)  (2,044,383)
                                          -------------------------------------------------------------------------------
NET ASSETS                                $10,663,353  $17,172,083  $7,786,445   $13,451,449    $569,757,339  $ 6,752,073
                                          ===============================================================================
iShares outstanding                           200,000      350,000     150,000       300,000       9,650,000      150,000
                                          ===============================================================================
Net asset value per iShare                $     53.32  $     49.06  $    51.91   $     44.84    $      59.04  $     45.01
                                          ===============================================================================

--------------------------------------------------------------------------------

/(1)/ Securities on loan with market values of $--, $--, $71,301, $--, $32,679,003 and $--, respectively. See Note 5.

See notes to financial statements.

110                                   2002 iShares Annual Report to Shareholders
iShares Trust
Statements of Assets and Liabilities (continued)
March 31, 2002

                                                                iShares S&P       iShares Nasdaq
                                                          ----------------------  --------------
                                                            Latin                       Bio-
                                                          America 40  /TOPIX 150     technology
                                                          Index Fund  Index Fund     Index Fund
------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                       $6,183,595  $37,747,510   $381,902,986
                                                          --------------------------------------
Foreign currency, at cost                                 $   19,426  $    12,331   $         --
                                                          --------------------------------------
Investments in securities, at value
  (including securities on loan/(1)/) (Note 1)            $7,799,316  $36,062,894   $326,342,025
Foreign currency, at value                                    19,554       12,182             --
Receivables:
   Investment securities sold                                     --           --         99,728
   Dividends and interest                                     60,702      110,724         14,406
                                                          --------------------------------------
Total Assets                                               7,879,572   36,185,800    326,456,159
                                                          --------------------------------------

LIABILITIES
Payables:
   Collateral for securities on loan (Note 5)                     --    3,043,260     36,438,455
   Advisory fees (Note 2)                                      6,075       25,353        210,652
                                                          --------------------------------------
Total Liabilities                                              6,075    3,068,613     36,649,107
                                                          --------------------------------------

NET ASSETS                                                $7,873,497  $33,117,187   $289,807,052
                                                          ======================================

Net assets consist of:
   Paid-in capital                                        $6,226,193  $34,773,370   $349,725,621
   Undistributed net investment income                        50,630       44,591             --
   Undistributed net realized loss                           (19,177)     (16,121)    (4,357,608)
   Net unrealized appreciation (depreciation)              1,615,851   (1,684,653)   (55,560,961)
                                                          --------------------------------------

NET ASSETS                                                $7,873,497  $33,117,187   $289,807,052
                                                          ======================================

iShares outstanding                                          150,000      450,000      3,750,000
                                                          ======================================

Net asset value per iShare                                $    52.49  $     73.59   $      77.28
                                                          ======================================

--------------------------------------------------------------------------------
/(1)/ Securities on loan with market values of $--, $2,552,628 and $34,825,674, respectively. See Note 5.

See notes to financial statements.

Financial Statements                                                         111
iShares Trust
Statements of Operations
Year Ended March 31, 2002

                                                                             iShares S&P
                                          ----------------------------------------------------------------------------------
                                                                                                                   MidCap
                                                                       500/BARRA     500/BARRA       MidCap      400/BARRA
                                              100           500          Growth        Value          400          Growth
                                           Index Fund    Index Fund    Index Fund    Index Fund    Index Fund    Index Fund
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends/(1)/                         $  2,175,110  $ 41,516,145  $  2,995,804  $  8,002,527  $  3,804,047  $    589,072
   Interest                                      3,393        45,736         4,179         7,378         6,703           618
   Securities lending income                     3,209       175,628        25,135        40,204        77,234        30,851
                                          ----------------------------------------------------------------------------------
Total investment income                      2,181,712    41,737,509     3,025,118     8,050,109     3,887,984       620,541
                                          ----------------------------------------------------------------------------------

EXPENSES (NOTE 2)
   Advisory fees                               330,327     2,901,467       543,734       833,280       724,902       391,698
                                          ----------------------------------------------------------------------------------
Total expenses                                 330,327     2,901,467       543,734       833,280       724,902       391,698
                                          ----------------------------------------------------------------------------------
Net investment income                        1,851,385    38,836,042     2,481,384     7,216,829     3,163,082       228,843
                                          ----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) from:
      Investments                           (6,418,462)  (72,670,569)  (16,154,392)  (27,205,825)  (12,536,444)  (17,734,047)
      In-kind redemptions                   (6,493,940)  135,814,716       738,110    13,210,650     6,694,480     7,050,155
                                          ----------------------------------------------------------------------------------
   Net realized gain (loss)                (12,912,402)   63,144,147   (15,416,282)  (13,995,175)   (5,841,964)  (10,683,892)
                                          ----------------------------------------------------------------------------------
   Net change in unrealized appreciation
     (depreciation) on investments          (7,000,453)  (36,155,639)   14,927,613    (9,270,516)   63,400,847    39,991,393
                                          ----------------------------------------------------------------------------------
Net realized and unrealized gain (loss)    (19,912,855)   26,988,508      (488,669)  (23,265,691)   57,558,883    29,307,501
                                          ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $(18,061,470) $ 65,824,550  $  1,992,715  $(16,048,862) $ 60,721,965  $ 29,536,344
                                          ==================================================================================
----------------------------------------------------------------------------------------------------------------------------

/(1)/  Net of foreign withholding tax of: $158, $146,986, $2,180, $43,057, $--
and $--, respectively.

See notes to financial statements.

112                                   2002 iShares Annual Report to Shareholders
iShares Trust
Statements of Operations (continued)
Year Ended March 31, 2002

                                                                                 iShares S&P
                                            -----------------------------------------------------------------------------------
                                              MidCap                    SmallCap     SmallCap
                                             400/BARRA     SmallCap     600/BARRA    600/BARRA                      Global
                                               Value         600         Growth        Value     Global 100      Energy Sector
                                            Index Fund    Index Fund   Index Fund   Index Fund   Index Fund     Index Fund/(2)/
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends/(1)/                           $ 3,714,594  $  3,987,233  $   283,227  $ 2,257,373  $   935,726       $  102,732
   Interest                                       5,467         9,580        1,643        5,575        2,802              140
   Securities lending income                     44,920       230,213       27,866       82,101        6,679               --
                                            -----------------------------------------------------------------------------------
Total investment income                       3,764,981     4,227,026      312,736    2,345,049      945,207          102,872
                                            -----------------------------------------------------------------------------------

EXPENSES (NOTE 2)
   Advisory fees                                560,048     1,055,506      198,704      500,287      256,616           36,617
                                            -----------------------------------------------------------------------------------
Total expenses                                  560,048     1,055,506      198,704      500,287      256,616           36,617
                                            -----------------------------------------------------------------------------------
Net investment income                         3,204,933     3,171,520      114,032    1,844,762      688,591           66,255
                                            -----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) from:
      Investments                            (5,984,654)  (17,854,890)  (6,764,220)  (9,235,354)    (903,938)          (8,839)
      In-kind redemptions                    11,164,296    14,133,495    2,571,422   13,505,557   (8,128,140)              --
      Foreign currency transactions                  --            --           --           --      (14,918)            (298)
                                            -----------------------------------------------------------------------------------
   Net realized gain (loss)                   5,179,642    (3,721,395)  (4,192,798)   4,270,203   (9,046,996)          (9,137)
                                            -----------------------------------------------------------------------------------
   Net change in unrealized
     appreciation (depreciation) on:
      Investments                            41,089,722    88,741,661   17,701,679   41,827,684    6,704,154        1,444,865
      Translation of assets and liabilities
        in foreign currencies                        --            --           --           --        1,815             (110)
                                            -----------------------------------------------------------------------------------
   Net change in unrealized
     appreciation (depreciation)             41,089,722    88,741,661   17,701,679   41,827,684    6,705,969        1,444,755
                                            -----------------------------------------------------------------------------------
Net realized and unrealized gain (loss)      46,269,364    85,020,266   13,508,881   46,097,887   (2,341,027)       1,435,618
                                            -----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS          $49,474,297  $ 88,191,786  $13,622,913  $47,942,649  $(1,652,436)      $1,501,873
                                            ===================================================================================

--------------------------------------------------------------------------------
/(1)/ Net of foreign withholding tax of: $--, $--, $--, $--, $71,101 and $5,346, respectively.
/(2)/ For the period from November 12, 2001 (commencement of operations) to March 31, 2002.

See notes to financial statements.

Financial Statements                                                         113
iShares Trust
Statements of Operations (continued)
Year Ended March 31, 2002

                                                                              iShares S&P
                                         -------------------------------------------------------------------------------------------
                                             Global           Global            Global         Global Tele-
                                           Financials       Healthcare        Technology      Communications
                                             Sector           Sector            Sector           Sector       Europe 350   /TSE 60
                                         Index Fund/(2)/  Index Fund/(3)/  Index Fund/(2)/   Index Fund/(2)/  Index Fund  Index Fund
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends/(1)/                             $ 82,464        $  80,255       $  13,202       $    69,832    $ 3,970,332   $103,515
   Interest                                        118              141             122               158         13,840        132
   Securities lending income                        --               --              31                --        105,083         --
                                         -------------------------------------------------------------------------------------------
Total investment income                         82,582           80,396          13,355            69,990      4,089,255    103,647
                                         -------------------------------------------------------------------------------------------

EXPENSES (NOTE 2)
   Advisory fees                                25,560           40,999          42,442            35,943      1,176,579     33,633
                                         -------------------------------------------------------------------------------------------
Total expenses                                  25,560           40,999          42,442            35,943      1,176,579     33,633
                                         -------------------------------------------------------------------------------------------
Net investment income (loss)                    57,022           39,397         (29,087)           34,047      2,912,676     70,014
                                         -------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) from:
      Investments                               (4,204)          (9,176)        (25,684)          (21,156)    (2,475,279)   (35,654)
      In-kind redemptions                           --               --         409,796                --      1,803,156         --
      Foreign currency transactions                (97)             (15)           (554)              428        (26,902)      (417)
                                         -------------------------------------------------------------------------------------------
   Net realized gain (loss)                     (4,301)          (9,191)        383,558           (20,728)      (699,025)   (36,071)
                                         -------------------------------------------------------------------------------------------
   Net change in unrealized appreciation
     (depreciation) on:
      Investments                              419,911         (328,929)       (898,106)       (1,762,534)    (5,897,650)   126,120
      Translation of assets and
        liabilities in foreign
        currencies                                 183             (456)           (110)              (19)         9,533        186
                                         -------------------------------------------------------------------------------------------
   Net change in unrealized appreciation
     (depreciation)                            420,094         (329,385)       (898,216)       (1,762,553)    (5,888,117)   126,306
                                         -------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)        415,793         (338,576)       (514,658)       (1,783,281)    (6,587,142)    90,235
                                         -------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $472,815        $(299,179)      $(543,745)      $(1,749,234)   $(3,674,466)  $160,249
                                         ===========================================================================================

--------------------------------------------------------------------------------

/(1)/ Net of foreign withholding tax of: $4,607, $6,718, $830, $3,126, $594,441 and $18,320, respectively.
/(2)/ For the period from November 12, 2001 (commencement of operations) to
      March 31, 2002.
/(3)/ For the period from November 13, 2001 (commencement of operations) to March 31, 2002.

See notes to financial statements.

114                                   2002 iShares Annual Report to Shareholders
iShares Trust
Statements of Operations (continued)
Year Ended March 31, 2002


                                                          iShares S&P                   iShares Nasdaq
                                          --------------------------------------------  --------------
                                          Latin America 40          /TOPIX 150           Biotechnology
                                           Index Fund/(2)/        Index Fund/(3)/         Index Fund
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends/(1)/                            $  105,547            $   109,934           $         --
   Interest                                         133                    671                  3,123
   Securities lending income                         --                  2,837                 64,264
                                          ------------------------------------------------------------
Total investment income                         105,680                113,442                 67,387
                                          ------------------------------------------------------------

EXPENSES (NOTE 2)
   Advisory fees                                 15,268                 68,755                822,823
                                          ------------------------------------------------------------
Total expenses                                   15,268                 68,755                822,823
                                          ------------------------------------------------------------
Net investment income (loss)                     90,412                 44,687               (755,436)
                                          ------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) from:
      Investments                               (19,177)               (16,120)            (4,572,745)
      In-kind redemptions                            --                     --              9,856,783
      Foreign currency transactions                  92                    (97)                    --
                                          ------------------------------------------------------------
   Net realized gain (loss)                     (19,085)               (16,217)             5,284,038
                                          ------------------------------------------------------------
   Net change in unrealized appreciation
     (depreciation) on:
      Investments                             1,615,721             (1,684,616)           (27,836,288)
      Translation of assets and
        liabilities in foreign
        currencies                                  130                    (37)                    --
                                          ------------------------------------------------------------
   Net change in unrealized appreciation
     (depreciation)                           1,615,851             (1,684,653)           (27,836,288)
                                          ------------------------------------------------------------
Net realized and unrealized gain (loss)       1,596,766             (1,700,870)           (22,552,250)
                                          ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $1,687,178            $(1,656,183)          $(23,307,686)
                                          ============================================================
------------------------------------------------------------------------------------------------------

/(1)/ Net of foreign withholding tax of: $881, $19,400 and $--, respectively. /(2)/ For the period from October 25, 2001 (commencement of operations) to
       March 31, 2002.
/(3)/ For the period from October 23, 2001 (commencement of operations) to March 31, 2002.

See notes to financial statements.

Financial Statements                                                         115
iShares Trust
Statements of Changes in Net Assets


                                                                                                       iShares S&P 500/BARRA
                                    iShares S&P 100 Index Fund      iShares S&P 500 Index Fund           Growth Index Fund
                                  ------------------------------  -------------------------------  ------------------------------
                                                  For the period                   For the period                  For the period
                                     For the       October 23,        For the         May 15,         For the         May 22,
                                    year ended     2000/(1)/ to     year ended      2000/(1)/ to     year ended     2000/(1)/ to
                                  March 31, 2002  March 31, 2001  March 31, 2002   March 31, 2001  March 31, 2002  March 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS

Operations:
   Net investment income          $   1,851,385   $     672,111   $    38,836,042  $   15,640,674   $  2,481,384    $    407,080
   Net realized gain (loss)         (12,912,402)     (7,703,309)       63,144,147      29,660,250    (15,416,282)     (9,062,793)
   Net change in unrealized
     appreciation (depreciation)     (7,000,453)    (21,167,866)      (36,155,639)   (526,894,945)    14,927,613     (33,888,823)
                                  -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                        (18,061,470)    (28,199,064)       65,824,550    (481,594,021)     1,992,715     (42,544,536)
                                  -----------------------------------------------------------------------------------------------

Distributions to iShareholders:
   From net investment income        (1,797,714)       (649,614)      (37,970,041)    (14,405,609)    (2,312,036)       (388,935)
   From net realized gain                    --              --                --        (978,894)            --        (179,829)
                                  -----------------------------------------------------------------------------------------------
Total distributions to
  iShareholders                      (1,797,714)       (649,614)      (37,970,041)    (15,384,503)    (2,312,036)       (568,764)
                                  -----------------------------------------------------------------------------------------------

iShares Transactions:
   iShares sold                     223,696,594     255,638,224     2,604,641,421   3,970,896,590    395,680,297     184,633,405
   iShares redeemed                (176,896,167)   (138,027,818)   (1,300,388,729)   (597,079,270)   (72,225,408)             --
                                  -----------------------------------------------------------------------------------------------
Net increase in net assets from
  iShares transactions               46,800,427     117,610,406     1,304,252,692   3,373,817,320    323,454,889     184,633,405
                                  -----------------------------------------------------------------------------------------------
Increase in net assets               26,941,243      88,761,728     1,332,107,201   2,876,838,796    323,135,568     141,520,105

NET ASSETS:
Beginning of period                  88,761,728              --     2,876,838,796              --    141,520,105              --
                                  -----------------------------------------------------------------------------------------------
End of period                     $ 115,702,971   $  88,761,728   $ 4,208,945,997  $2,876,838,796   $464,655,673    $141,520,105
                                  ===============================================================================================

Undistributed net investment
  income included in net assets
  at end of period                $      76,168   $      22,497   $     2,079,880  $    1,235,065   $    187,493    $     18,145
                                  ===============================================================================================

iSHARES ISSUED AND REDEEMED:
   iShares sold                       3,550,000       3,510,000        22,350,000      29,500,000      6,700,000       2,500,000
   iShares redeemed                  (3,050,000)     (2,010,000)      (10,500,000)     (4,750,000)    (1,300,000)             --
                                  -----------------------------------------------------------------------------------------------
Net increase in iShares
  outstanding                           500,000       1,500,000        11,850,000      24,750,000      5,400,000       2,500,000
                                  ===============================================================================================

---------------------------------------------------------------------------------------------------------------------------------

/(1)/  Commencement of operations.

See notes to financial statements.

116                                   2002 iShares Annual Report to Shareholders
iShares Trust
Statements of Changes in Net Assets (continued)


                                        iShares S&P 500/BARRA           iShares S&P Midcap 400       iShares S&P Midcap 400/BARRA
                                           Value Index Fund                   Index Fund                  Growth Index Fund
                                    ------------------------------  ------------------------------  ------------------------------
                                                    For the period                  For the period                  For the period
                                       For the         May 22,         For the         May 22,         For the         July 24,
                                      year ended     2000/(1)/ to     year ended     2000/(1)/ to     year ended     2000/(1)/ To
                                    March 31, 2002  March 31, 2001  March 31, 2002  March 31, 2001  March 31, 2002  March 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net investment income             $  7,216,829    $  2,086,690    $  3,163,082   $   1,517,388   $     228,843    $     25,123
   Net realized gain (loss)           (13,995,175)      9,252,905      (5,841,964)     26,831,230     (10,683,892)     (4,917,468)
   Net change in unrealized
     appreciation (depreciation)       (9,270,516)    (26,723,200)     63,400,847     (28,317,434)     39,991,393     (25,195,820)
                                    ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                          (16,048,862)    (15,383,605)     60,721,965          31,184      29,536,344     (30,088,165)
                                    ---------------------------------------------------------------------------------------------

Distributions to iShareholders:
   From net investment income          (7,172,724)     (1,837,737)     (3,053,610)     (1,473,578)       (223,214)        (19,312)
   From net realized gain                      --        (485,753)             --        (701,610)             --        (351,372)
                                    ---------------------------------------------------------------------------------------------
Total distributions to
  iShareholders                        (7,172,724)     (2,323,490)     (3,053,610)     (2,175,188)       (223,214)       (370,684)
                                    ---------------------------------------------------------------------------------------------

iShares Transactions:
   iShares sold                       301,439,774     450,615,485     425,727,004     359,352,127     183,707,326     265,907,708
   iShares redeemed                   (59,871,433)    (65,204,561)    (33,829,653)   (201,203,255)   (122,753,731)    (73,356,398)
                                    ---------------------------------------------------------------------------------------------
Net increase in net assets from
  iShares transactions                241,568,341     385,410,924     391,897,351     158,148,872      60,953,595     192,551,310
                                    ---------------------------------------------------------------------------------------------
Increase in net assets                218,346,755     367,703,829     449,565,706     156,004,868      90,266,725     162,092,461

NET ASSETS:
Beginning of period                   367,703,829              --     156,004,868              --     162,092,461              --
                                    ---------------------------------------------------------------------------------------------
End of period                        $586,050,584    $367,703,829    $605,570,574   $ 156,004,868   $ 252,359,186    $162,092,461
                                    =============================================================================================

Undistributed net investment
  income included in net assets
  at end of period                   $    286,251    $    248,953    $    150,182   $      43,810   $      19,364    $      5,811
                                    =============================================================================================

iSHARES ISSUED AND REDEEMED:
   iShares sold                         5,300,000       7,300,000       4,250,000       3,650,000       1,650,000       2,200,000
   iShares redeemed                    (1,000,000)     (1,100,000)       (350,000)     (1,950,000)     (1,100,000)       (600,000)
                                    ---------------------------------------------------------------------------------------------
Net increase in iShares
  outstanding                           4,300,000       6,200,000       3,900,000       1,700,000         550,000       1,600,000
                                    =============================================================================================

-------------------------------------------------------------------------------
/(1)/  Commencement of operations.

See notes to financial statements.

Financial Statements                                                         117
iShares Trust
Statements of Changes in Net Assets (continued)

                                    iShares S&P Midcap 400/BARRA      iShares S&P SmallCap 600     iShares S&P SmallCap 600/BARRA
                                          Value Index Fund                   Index Fund                  Growth Index Fund
                                   ------------------------------  ------------------------------  ------------------------------
                                                   For the period                  For the period                  For the period
                                      For the         July 24,        For the         May 22,         For the         July 24,
                                     year ended     2000/(1)/ to     year ended     2000/(1)/ to     year ended     2000/(1)/ to
                                   March 31, 2002  March 31, 2001  March 31, 2002  March 31, 2001  March 31, 2002  March 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net investment income (loss)     $  3,204,933    $    461,223   $    3,171,520   $    508,002    $    114,032    $       (158)
   Net realized gain (loss)            5,179,642       3,306,517       (3,721,395)     5,066,964      (4,192,798)       (870,412)
   Net change in unrealized
     appreciation (depreciation)      41,089,722        (686,299)      88,741,661    (11,296,694)     17,701,679      (4,309,702)
                                   ---------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                          49,474,297       3,081,441       88,191,786     (5,721,728)     13,622,913      (5,180,272)
                                   ---------------------------------------------------------------------------------------------

Distributions to iShareholders:
   From net investment income         (3,078,287)       (429,092)      (2,909,646)      (428,561)       (121,208)         (1,515)
   From net realized gain                     --         (79,322)              --     (1,403,931)             --        (154,251)
                                   ---------------------------------------------------------------------------------------------
Total distributions to
  iShareholders                       (3,078,287)       (508,414)      (2,909,646)    (1,832,492)       (121,208)       (155,766)
                                   ---------------------------------------------------------------------------------------------

iShares Transactions:
   iShares sold                      364,997,732      88,151,375      961,277,810    236,569,338     165,841,201      47,626,303
   iShares redeemed                  (34,754,239)    (12,680,866)    (129,829,500)   (20,933,653)    (15,029,622)    (15,128,051)
                                   ---------------------------------------------------------------------------------------------
Net increase in net assets from
  iShares transactions               330,243,493      75,470,509      831,448,310    215,635,685     150,811,579      32,498,252
                                   ---------------------------------------------------------------------------------------------
Increase in net assets               376,639,503      78,043,536      916,730,450    208,081,465     164,313,284      27,162,214

NET ASSETS:
Beginning of period                   78,043,536              --      208,081,465             --      27,162,214              --
                                   ---------------------------------------------------------------------------------------------
End of period                       $454,683,039    $ 78,043,536   $1,124,811,915   $208,081,465    $191,475,498    $ 27,162,214
                                   =============================================================================================

Undistributed net investment
  income included in net assets
  at end of period                  $    154,828    $     32,131   $      338,579   $     79,441    $         --    $         --
                                   =============================================================================================

iSHARES ISSUED AND REDEEMED:
   iShares sold                        4,050,000       1,100,000        8,450,000      2,250,000       2,200,000         600,000
   iShares redeemed                     (400,000)       (150,000)      (1,350,000)      (200,000)       (200,000)       (200,000)
                                   ---------------------------------------------------------------------------------------------
Net increase in iShares
  outstanding                          3,650,000         950,000        7,100,000      2,050,000       2,000,000         400,000
                                   =============================================================================================

--------------------------------------------------------------------------------
/(1)/  Commencement of operations.

See notes to financial statements.

118                                   2002 iShares Annual Report to Shareholders
iShares Trust
Statements of Changes in Net Assets (continued)

                                                                                                          iShares S&P Global
                                          iShares S&P SmallCap 600/BARRA        iShares S&P Global           Energy Sector
                                                 Value Index Fund                 100 Index Fund              Index Fund
                                          ------------------------------  ------------------------------  ------------------
                                                          For the period                  For the period    For the period
                                             For the         July 24,         For the      December 5,       November 12,
                                            year ended     2000/(1)/ to     year ended     2000/(1)/ to      2001/(1)/ to
                                          March 31, 2002  March 31, 2001  March 31, 2002  March 31, 2001    March 31, 2002
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net investment income                   $  1,844,762    $   196,111     $    688,591    $    308,404       $    66,255
   Net realized gain (loss)                   4,270,203      2,212,842       (9,046,996)       (324,174)           (9,137)
   Net change in unrealized
     appreciation (depreciation)             41,827,684     (1,438,178)       6,705,969     (18,609,264)        1,444,755
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations           47,942,649        970,775       (1,652,436)    (18,625,034)        1,501,873
                                          ----------------------------------------------------------------------------------

Distributions to iShareholders:
   From net investment income                (1,654,566)      (155,580)        (643,292)       (203,001)          (21,458)
   From net realized gain                            --        (85,751)              --              --                --
                                          ----------------------------------------------------------------------------------
Total distributions to
  iShareholders                              (1,654,566)      (241,331)        (643,292)       (203,001)          (21,458)
                                          ----------------------------------------------------------------------------------

iShares Transactions:
   iShares sold                             375,496,634     71,163,205       12,486,982     122,234,830        14,891,596
   iShares redeemed                         (28,664,094)    (7,402,980)     (67,931,706)             --                --
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from iShares transactions          346,832,540     63,760,225      (55,444,724)    122,234,830        14,891,596
                                          ----------------------------------------------------------------------------------
Increase (decrease) in net assets           393,120,623     64,489,669      (57,740,452)    103,406,795        16,372,011

NET ASSETS:
Beginning of period                          64,489,669             --      103,406,795              --                --
                                          ----------------------------------------------------------------------------------
End of period                              $457,610,292    $64,489,669     $ 45,666,343    $103,406,795       $16,372,011
                                          ==================================================================================

Undistributed net investment
  income included in net assets at
  end of period                            $    228,480    $    40,531     $    126,538    $     96,157       $    44,499
                                          ==================================================================================

iSHARES ISSUED AND REDEEMED:
   iShares sold                               4,350,000        950,000          200,000       1,700,000           300,000
   iShares redeemed                            (350,000)      (100,000)      (1,100,000)             --                --
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in iShares
  outstanding                                 4,000,000        850,000         (900,000)      1,700,000           300,000
                                          ==================================================================================

--------------------------------------------------------------------------------

/(1)/ Commencement of operations.

See notes to financial statements.

Financial Statements                                                         119
iShares Trust
Statements of Changes in Net Assets (continued)

                                                   iShares S&P        iShares S&P        iShares S&P         iShares S&P
                                                     Global             Global             Global            Global Tele-
                                                Financials Sector  Healthcare Sector  Technology Sector     communications
                                                   Index Fund         Index Fund         Index Fund       Sector Index Fund
                                                -----------------  -----------------  -----------------   -----------------
                                                 For the period     For the period     For the period       For the period
                                                  November 12,       November 13,       November 12,         November 12,
                                                  2001/(1)/ to       2001/(1)/ to       2001/(1)/ to         2001/(1)/ to
                                                 March 31, 2002     March 31, 2002     March 31, 2002       March 31, 2002
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net investment income (loss)                    $    57,022        $    39,397       $    (29,087)        $    34,047
   Net realized gain (loss)                             (4,301)            (9,191)           383,558             (20,728)
   Net change in unrealized appreciation
     (depreciation)                                    420,094           (329,385)          (898,216)         (1,762,553)
                                                ---------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                            472,815           (299,179)          (543,745)         (1,749,234)
                                                ---------------------------------------------------------------------------

Distributions to iShareholders:
   From net investment income                           (8,572)            (4,866)                --              (4,609)
                                                ---------------------------------------------------------------------------
Total distributions to iShareholders                    (8,572)            (4,866)                --              (4,609)
                                                ---------------------------------------------------------------------------

iShares Transactions:
   iShares sold                                     10,199,110         17,476,128         32,221,480          15,205,292
   iShares redeemed                                         --                 --        (23,891,290)                 --
                                                ---------------------------------------------------------------------------
Net increase in net assets from iShares
  transactions                                      10,199,110         17,476,128          8,330,190          15,205,292
                                                ---------------------------------------------------------------------------
Increase in net assets                              10,663,353         17,172,083          7,786,445          13,451,449

NET ASSETS:
Beginning of period                                         --                 --                 --                  --
                                                ---------------------------------------------------------------------------
End of period                                      $10,663,353        $17,172,083       $  7,786,445         $13,451,449
                                                ===========================================================================

Undistributed net investment income
  (accumulated net investment loss)
  included in net assets at end of
  period                                           $    48,230        $    34,516       $       (554)        $    29,866
                                                ===========================================================================

iSHARES ISSUED AND REDEEMED:
   iShares sold                                        200,000            350,000            600,000             300,000
   iShares redeemed                                         --                 --           (450,000)                 --
                                                ---------------------------------------------------------------------------
Net increase in iShares outstanding                    200,000            350,000            150,000             300,000
                                                ===========================================================================

                                                      iShares S&P Europe
                                                        350 Index Fund
                                                ------------------------------
                                                                For the period
                                                   For the         July 25,
                                                  year ended     2000/(1)/ to
                                                March 31, 2002  March 31, 2001
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net investment income (loss)                  $  2,912,676    $    512,680
   Net realized gain (loss)                          (699,025)     (3,666,909)
   Net change in unrealized appreciation
     (depreciation)                                (5,888,117)    (17,672,585)
                                                ------------------------------
Net increase (decrease) in net assets
  resulting from operations                        (3,674,466)    (20,826,814)
                                                ------------------------------
Distributions to iShareholders:
   From net investment income                      (2,498,708)       (239,360)
                                                ------------------------------
Total distributions to iShareholders               (2,498,708)       (239,360)
                                                ------------------------------
iShares Transactions:
   iShares sold                                   441,584,206     175,722,618
   iShares redeemed                               (20,310,137)             --
                                                ------------------------------
Net increase in net assets from iShares
  transactions                                    421,274,069     175,722,618
                                                ------------------------------
Increase in net assets                            415,100,895     154,656,444

NET ASSETS:
Beginning of period                               154,656,444              --
                                                ------------------------------
End of period                                    $569,757,339    $154,656,444
                                                ==============================
Undistributed net investment income
  (accumulated net investment loss)
  included in net assets at end of
  period                                         $    666,421    $    192,538
                                                ==============================
iSHARES ISSUED AND REDEEMED:
   iShares sold                                     7,550,000       2,450,000
   iShares redeemed                                  (350,000)             --
                                                ------------------------------
Net increase in iShares outstanding                 7,200,000       2,450,000
                                                ==============================

--------------------------------------------------------------------------------

/(1)/ Commencement of operations.

See notes to financial statements.

120                                   2002 iShares Annual Report to Shareholders
iShares Trust
Statements of Changes in Net Assets (continued)

                                                                           iShares S&P
                                                 iShares S&P/TSE          Latin America        iShares S&P/TOPIX
                                                  60 Index Fund           40 Index Fund          150 Index Fund
                                          ------------------------------  --------------  ----------------------------
                                                          For the period  For the period         For the period
                                             For the         June 12,       October 25,             October 23,
                                            year ended     2000/(1)/ to    2001/(1)/ to           2001/(1)/ to
                                          March 31, 2002  March 31, 2001  March 31, 2002         March 31, 2002
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS

Operations:
   Net investment income (loss)             $   70,014     $    52,014      $   90,412            $    44,687
   Net realized gain (loss)                    (36,071)         36,204         (19,085)               (16,217)
   Net change in unrealized appreciation
     (depreciation)                            126,306      (2,170,689)      1,615,851             (1,684,653)
                                            -----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    160,249      (2,082,471)      1,687,178             (1,656,183)
                                            -----------------------------------------------------------------

Distributions to iShareholders:
   From net investment income                  (59,927)        (41,650)        (39,874)                    --
   From net realized gain                           --         (71,307)             --                     --
                                            -----------------------------------------------------------------
Total distributions to iShareholders           (59,927)       (112,957)        (39,874)                    --
                                            -----------------------------------------------------------------

iShares Transactions:
   iShares sold                                     --       8,847,179       6,226,193             34,773,370
   iShares redeemed                                 --              --              --                     --
                                            -----------------------------------------------------------------
Net increase in net assets from
   iShares transactions                             --       8,847,179       6,226,193             34,773,370
                                            -----------------------------------------------------------------
Increase in net assets                         100,322       6,651,751       7,873,497             33,117,187

NET ASSETS:
Beginning of period                          6,651,751              --              --                     --
                                            -----------------------------------------------------------------
End of period                               $6,752,073     $ 6,651,751      $7,873,497            $33,117,187
                                            =================================================================

Undistributed net investment income
  (accumulated net investment loss)
  included in net assets at end of
  period                                    $   17,015     $     7,344      $   50,630            $    44,591
                                            =================================================================

iSHARES ISSUED AND REDEEMED:
   iShares sold                                     --         150,000         150,000                450,000
   iShares redeemed                                 --              --              --                     --
                                            -----------------------------------------------------------------
Net increase in iShares outstanding                 --         150,000         150,000                450,000
                                            =================================================================

                                            iShares Nasdaq Biotechnology
                                                     Index Fund
                                           -----------------------------
                                                           For the period
                                              For the        February 5,
                                             year ended     2001/(1)/ to
                                           March 31, 2002  March 31, 2001
                                           ------------------------------
INCREASE (DECREASE) IN NET
 ASSETS

Operations:
   Net investment income (loss)             $    (755,436)   $    (68,930)
   Net realized gain (loss)                     5,284,038      (2,445,244)
   Net change in unrealized appreciation
     (depreciation)                           (27,836,288)    (27,724,673)
                                            -----------------------------
Net increase (decrease) in net assets
  resulting from operations                   (23,307,686)    (30,238,847)
                                            -----------------------------
Distributions to iShareholders:
   From net investment income                          --              --
   From net realized gain                              --              --
                                            -----------------------------
Total distributions to iShareholders                   --              --
                                            -----------------------------
iShares Transactions:
   iShares sold                               363,412,389     130,086,009
   iShares redeemed                          (150,144,813)             --
                                            -----------------------------
Net increase in net assets from iShares
  transactions                                213,267,576     130,086,009
                                            -----------------------------
Increase in net assets                        189,959,890      99,847,162

NET ASSETS:
Beginning of period                            99,847,162              --
                                            -----------------------------
End of period                               $ 289,807,052    $ 99,847,162
                                            =============================
Undistributed net investment income
  (accumulated net investment loss)
  included in net assets at end of
  period                                    $          --    $    (68,930)
                                            =============================
iSHARES ISSUED AND REDEEMED:
   iShares sold                                 4,250,000       1,300,000
   iShares redeemed                            (1,800,000)             --
                                            -----------------------------
Net increase in iShares outstanding             2,450,000       1,300,000
                                            =============================

--------------------------------------------------------------------------------

/(1)/ Commencement of operations.

See Notes to Financial Statements.

Financial Statements                                                         121
iShares Trust
Financial Highlights
(For a share outstanding throughout each period)

                                                                                                       iShares S&P 500/BARRA
                                 iShares S&P 100 Index Fund        iShares S&P 500 Index Fund            Growth Index Fund
                               ------------------------------    ------------------------------    ------------------------------
                                                 Period from                       Period from                      Period from
                                                  Oct. 23,                           May 15,                           May 22,
                                Year ended       2000/(1)/ to     Year ended      2000/(1)/ to       Year ended     2000/(1)/ to
                               Mar. 31, 2002    Mar. 31, 2001    Mar. 31, 2002    Mar. 31, 2001    Mar. 31, 2002    Mar. 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                    $    59.17       $    73.44        $   116.24       $   145.24        $  56.61       $  82.15
                               ---------------------------------------------------------------------------------------------
Income from investment
  operations:
   Net investment income             0.61             0.31              1.39             1.06            0.43           0.25
   Net realized and
     unrealized gain (loss)         (1.34)          (14.28)            (1.25)          (28.98)           2.19         (25.44)
                               ---------------------------------------------------------------------------------------------
Total from investment
  operations                        (0.73)          (13.97)             0.14           (27.92)           2.62         (25.19)
                               ---------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income            (0.59)           (0.30)            (1.38)           (1.01)          (0.41)         (0.24)
   Net realized gain                   --               --                --            (0.07)             --          (0.11)
                               ---------------------------------------------------------------------------------------------
Total distributions                 (0.59)           (0.30)            (1.38)           (1.08)          (0.41)         (0.35)
                               ---------------------------------------------------------------------------------------------
Net asset value, end of
  period                       $    57.85       $    59.17        $   115.00       $   116.24        $  58.82       $  56.61
                               =============================================================================================

Total Return                        (1.23)%         (19.07)%/(2)/       0.13%          (19.32)%/(2)/     4.64%        (30.75)%/(2)/
                               =============================================================================================

Ratios/Supplemental data:
   Net assets, end of
     period (000s)             $  115,703       $   88,762        $4,208,946       $2,876,839        $464,656       $141,520
   Ratio of expenses to
     average net assets/(3)/         0.20%            0.20%             0.09%            0.09%           0.18%          0.18%
   Ratio of net investment
     income to average net
     assets/(3)/                     1.12%            1.03%             1.27%            1.06%           0.82%          0.45%
   Portfolio turnover rate/(4)/        13%               5%                3%               5%             28%            31%
-------------------------------------------------------------------------------------------------------------------------------

/(1)/ Commencement of operations.
/(2)/ Not annualized.
/(3)/ Annualized for periods of less than one year.
/(4)/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

122                                  2002 iShares Annual Report to Shareholders
iShares Trust
Financial Highlights (continued)
(For a share outstanding throughout each period)

                                   iShares S&P 500/BARRA             iShares S&P MidCap 400         iShares S&P MidCap 400/BARRA
                                      Value Index Fund                     Index Fund                    Growth Index Fund
                               ------------------------------    ------------------------------    ------------------------------
                                                 Period from                       Period from                       Period from
                                                   May 22,                           May 22,                          Jul. 24,
                                Year ended      2000/(1)/ to       Year ended     2000/(1)/ to      Year ended      2000/(1)/ to
                               Mar. 31, 2002    Mar. 31, 2001    Mar. 31, 2002    Mar. 31, 2001    Mar. 31, 2002    Mar. 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                     $  59.31         $  60.20         $  91.77         $  92.63         $ 101.31         $ 135.73
                               --------------------------------------------------------------------------------------------------
Income from investment
  operations:
   Net investment income            0.83             0.65             0.75             0.72             0.14             0.01
   Net realized and
     unrealized gain (loss)        (3.49)           (0.78)           16.37            (0.59)           16.07           (33.95)
                               --------------------------------------------------------------------------------------------------
Total from investment
  operations                       (2.66)           (0.13)           17.12             0.13            16.21           (33.94)
                               --------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income           (0.84)           (0.61)           (0.75)           (0.69)           (0.14)           (0.01)
   Net realized gain                  --            (0.15)              --            (0.30)              --            (0.47)
                               --------------------------------------------------------------------------------------------------
Total distributions                (0.84)           (0.76)           (0.75)           (0.99)           (0.14)           (0.48)
                               --------------------------------------------------------------------------------------------------
Net asset value, end of
  period                        $  55.81         $  59.31         $ 108.14         $  91.77         $ 117.38         $ 101.31
                               ==================================================================================================

Total return                       (4.48)%          (0.27)%/(2)/     18.75%            0.04%/(2)/      16.03%          (25.08)%/(2)/
                               ==================================================================================================

Ratios/Supplemental data:
   Net assets, end of
     period (000s)              $586,051         $367,704         $605,571         $156,005         $252,359         $162,092
   Ratio of expenses to
     average net assets/(3)/        0.18%            0.18%            0.20%            0.20%            0.25%            0.25%
   Ratio of net investment
     income to average net
     assets/(3)/                    1.56%            1.51%            0.87%            0.86%            0.15%            0.06%
   Portfolio turnover
     rate/(4)/                        17%               9%              14%              32%              50%              67%
---------------------------------------------------------------------------------------------------------------------------------

/(1)/  Commencement of operations.
/(2)/  Not annualized.
/(3)/  Annualized for periods of less than one year.
/(4)/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

Financial Highlights                                                         123
iShares Trust
Financial Highlights (continued)
(For a share outstanding throughout each period)


                                iShares S&P MidCap 400/BARRA        iShares S&P SmallCap 600       iShares S&P SmallCap 600/BARRA
                                      Value Index Fund                     Index Fund                    Growth Index Fund
                               ------------------------------    ------------------------------    ------------------------------
                                                 Period from                       Period from                       Period from
                                                  Jul. 24,                           May 22,                          Jul. 24,
                                Year ended      2000/(1)/ to       Year ended     2000/(1)/ to       Year ended     2000/(1)/ to
                               Mar. 31, 2002    Mar. 31, 2001    Mar. 31, 2002    Mar. 31, 2001    Mar. 31, 2002    Mar. 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                     $  82.15          $ 72.40        $   101.50        $  97.95         $  67.91          $ 83.34
                               --------------------------------------------------------------------------------------------------
Income from investment
  operations:
   Net investment income            1.06             0.78              0.57            0.38             0.09             0.00/(5)/
   Net realized and
     unrealized gain (loss)        16.69             9.86             21.43            4.63            11.87           (14.81)
                               --------------------------------------------------------------------------------------------------
Total from investment
  operations                       17.75            10.64             22.00            5.01            11.96           (14.81)
                               --------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income           (1.06)           (0.75)            (0.57)          (0.34)           (0.09)           (0.00)/(5)/
   Net realized gain                  --            (0.14)               --           (1.12)              --            (0.62)
                               --------------------------------------------------------------------------------------------------
Total distributions                (1.06)           (0.89)            (0.57)          (1.46)           (0.09)           (0.62)
                               --------------------------------------------------------------------------------------------------
Net asset value, end of
  period                        $  98.84          $ 82.15        $   122.93        $ 101.50         $  79.78          $ 67.91
                               ==================================================================================================

Total return                       21.79%           14.71%/(2)/       21.74%           5.08%/(2)/      17.60%          (17.86)%/(2)/
                               ==================================================================================================

Ratios/supplemental data:
   Net assets, end of
     period (000s)              $454,683          $78,044        $1,124,812        $208,081         $191,475          $27,162
   Ratio of expenses to
     average net assets/(3)/        0.25%            0.25%             0.20%           0.20%            0.25%            0.25%
   Ratio of net investment
     income to average net
     assets/(3)/                    1.43%            1.58%             0.60%           0.61%            0.14%            0.00%/(6)/
   Portfolio turnover
     rate/(4)/                        13%              17%               16%             28%              49%              77%
---------------------------------------------------------------------------------------------------------------------------------

/(1)/  Commencement of operations.
/(2)/  Not annualized.
/(3)/  Annualized for periods of less than one year.
/(4)/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/(5)/  Rounds to less than $0.01.
/(6)/  Rounds to less than 0.01%.

See notes to financial statements.



124                                   2002 iShares Annual Report to Shareholders
iShares Trust
Financial Highlights (continued)
(For a share outstanding throughout each period)


                                                 iShares S&P SmallCap
                                                      600/BARRA                     iShares S&P Global
                                                   Value Index Fund                   100 Index Fund
                                            ------------------------------    ------------------------------
                                                              Period from                       Period from
                                                               Jul. 24,                           Dec. 5,
                                             Year ended       2000/(1)/ to     Year ended       2000/(1)/ to
                                            Mar. 31, 2002    Mar. 31, 2001    Mar. 31, 2002    Mar. 31, 2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  75.87          $ 68.34          $ 60.83         $  72.50
                                            ----------------------------------------------------------------
Income from investment operations:
   Net investment income                          0.60             0.43             0.65             0.18
   Net realized and unrealized gain
     (loss)                                      18.48             7.82            (3.87)          (11.73)
                                            ----------------------------------------------------------------
Total from investment operations                 19.08             8.25            (3.22)          (11.55)
                                            ----------------------------------------------------------------
Less distributions from:
   Net investment income                         (0.60)           (0.38)           (0.53)           (0.12)
   Net realized gain                                --            (0.34)              --               --
                                            ----------------------------------------------------------------
Total distributions                              (0.60)           (0.72)           (0.53)           (0.12)
                                            ----------------------------------------------------------------
Net asset value, end of period                $  94.35          $ 75.87          $ 57.08         $  60.83
                                            ================================================================

Total return                                     25.29%           12.13%/(2)/      (5.32)%         (15.94)%/(2)/
                                            ================================================================

Ratios/Supplemental data:
   Net assets, end of period (000s)           $457,610          $64,490          $45,666         $103,407
   Ratio of expenses to average net
     assets/(3)/                                  0.25%            0.25%            0.40%            0.40%
   Ratio of net investment income to
     average net assets/(3)/                      0.92%            0.98%            1.08%            0.88%
   Portfolio turnover rate/(4)/                     14%              17%               4%               5%
------------------------------------------------------------------------------------------------------------

                                                  iShares S&P Global                iShares S&P Global
                                                     Energy Sector                   Financials Sector
                                                      Index Fund                        Index Fund
                                            ------------------------------    ------------------------------
                                                     Period from                        Period from
                                                      Nov. 12,                           Nov. 12,
                                                     2001/(1)/ to                       2001/(1)/ to
                                                    Mar. 31, 2002                      Mar. 31, 2002
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 49.64                            $ 51.00
                                            ----------------------------------------------------------------
Income from investment operations:
   Net investment income                                  0.22                               0.29
   Net realized and unrealized gain
     (loss)                                               4.78                               2.07
                                            ----------------------------------------------------------------
Total from investment operations                          5.00                               2.36
                                            ----------------------------------------------------------------
Less distributions from:
   Net investment income                                 (0.07)                             (0.04)
   Net realized gain                                        --                                 --
                                            ----------------------------------------------------------------
Total distributions                                      (0.07)                             (0.04)
                                            ----------------------------------------------------------------
Net asset value, end of period                         $ 54.57                            $ 53.32
                                            ================================================================
Total return                                             10.10%/(2)/                         4.64%/(2)/
                                            ================================================================
Ratios/Supplemental data:
   Net assets, end of period (000s)                    $16,372                            $10,663
   Ratio of expenses to average net
     assets/(3)/                                          0.65%                              0.65%
   Ratio of net investment income to
     average net assets/(3)/                              1.17%                              1.44%
   Portfolio turnover rate/(4)/                              5%                                 2%
------------------------------------------------------------------------------------------------------------

/(1)/  Commencement of operations.
/(2)/  Not annualized.
/(3)/  Annualized for periods of less than one year.
/(4)/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

Financial Highlights                                                         125
iShares Trust
Financial Highlights (continued)
(For a share outstanding throughout each period)


                                                 iShares S&P Global               iShares S&P Global
                                                  Healthcare Sector                Technology Sector
                                                     Index Fund                       Index Fund
                                            -----------------------------    -----------------------------
                                                     Period from                      Period from
                                                      Nov. 13,                         Nov. 12,
                                                     2001/(1)/ to                     2001/(1)/ to
                                                    Mar. 31, 2002                    Mar. 31, 2002
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  49.53                          $53.19
                                            --------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                           0.11                           (0.19)
   Net realized and unrealized loss                      (0.57)                          (1.09)
                                            --------------------------------------------------------------
Total from investment operations                         (0.46)                          (1.28)
                                            --------------------------------------------------------------
Less distributions from:
   Net investment income                                 (0.01)                             --
                                            --------------------------------------------------------------
Total distributions                                      (0.01)                             --
                                            --------------------------------------------------------------
Net asset value, end of period                        $  49.06                          $51.91
                                            ==============================================================

Total return                                             (0.92)%/(2)/                    (2.40)%/(2)/
                                            ==============================================================

Ratios/Supplemental data:
   Net assets, end of period (000s)                   $ 17,172                          $7,786
   Ratio of expenses to average net
     assets/(3)/                                          0.65%                           0.65%
   Ratio of net investment income (loss)
     to average net assets/(3)/                           0.62%                          (0.44)%
   Portfolio turnover rate/(4)/                              1%                              2%
----------------------------------------------------------------------------------------------------------

                                                 iShares S&P Global
                                              Telecommunications Sector            iShares S&P Europe
                                                     Index Fund                      350 Index Fund
                                            -----------------------------    -----------------------------
                                                     Period from                               Period from
                                                      Nov. 12,                                  Jul. 25,
                                                     2001/(1)/ to             Year ended       2000/(1)/ to
                                                    Mar. 31, 2002            Mar. 31, 2002    Mar. 31, 2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 50.68                 $  63.13         $  79.32
                                            --------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                           0.11                     0.83             0.38
   Net realized and unrealized loss                      (5.93)                   (4.08)          (16.30)
                                            --------------------------------------------------------------
Total from investment operations                         (5.82)                   (3.25)          (15.92)
                                            --------------------------------------------------------------
Less distributions from:
   Net investment income                                 (0.02)                   (0.84)           (0.27)
                                            --------------------------------------------------------------
Total distributions                                      (0.02)                   (0.84)           (0.27)
                                            --------------------------------------------------------------
Net asset value, end of period                         $ 44.84                 $  59.04         $  63.13
                                            ==============================================================
Total return                                            (11.50)%/(2)/             (5.16)%         (20.10)%/(2)/
                                            ==============================================================
Ratios/Supplemental data:
   Net assets, end of period (000s)                    $13,451                 $569,757         $154,656
   Ratio of expenses to average net
     assets/(3)/                                          0.65%                    0.60%            0.60%
   Ratio of net investment income (loss)
     to average net assets/(3)/                           0.61%                    1.49%            1.12%
   Portfolio turnover rate/(4)/                              2%                       4%              24%
----------------------------------------------------------------------------------------------------------

/(1)/  Commencement of operations.
/(2)/  Not annualized.
/(3)/  Annualized for periods of less than one year.
/(4)/ Excludes portfolio securities received or delivered as a result of capital share transactions in Creation Units.

See notes to financial statements.

126                                   2002 iShares Annual Report to Shareholders
iShares Trust
Financial Highlights (continued)
(For a share outstanding throughout each period)

                                                                                 iShares S&P
                                                     iShares S&P/TSE            Latin America     iShares S&P/TOPIX
                                                      60 Index fund             40 Index Fund       150 Index Fund
                                              ------------------------------    -------------    -------------------
                                                                Period from      Period from         Period from
                                                                 Jun. 12,         Oct. 25,             Oct. 23,
                                               Year ended      2000/(1)/ to     2001/(1)/ to         2001/(1)/ to
                                              Mar. 31, 2002    Mar. 31, 2001    Mar. 31, 2002       Mar. 31, 2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $44.35         $  59.00           $41.51            $  77.39
                                              ----------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                    0.47             0.35             0.61                0.10
   Net realized and unrealized gain
     (loss)                                        0.59           (14.24)           10.64               (3.90)
                                              ----------------------------------------------------------------------
Total from investment operations                   1.06           (13.89)           11.25               (3.80)
                                              ----------------------------------------------------------------------
Less distributions from:
   Net investment income                          (0.40)           (0.28)           (0.27)                 --
   Net realized gain                                 --            (0.48)              --                  --
                                              ----------------------------------------------------------------------
Total distributions                               (0.40)           (0.76)           (0.27)                 --
                                              ----------------------------------------------------------------------
Net asset value, end of period                   $45.01         $  44.35           $52.49            $  73.59
                                              ======================================================================

Total return                                       2.43%          (23.80)%/(2)/     27.16%/(2)/         (4.91)%/(2)/
                                              ======================================================================

Ratios/Supplemental data:
   Net assets, end of period (000s)              $6,752         $  6,652           $7,873            $ 33,117
   Ratio of expenses to average net
     assets/(3)/                                   0.50%            0.50%            0.50%               0.50%
   Ratio of net investment income (loss)
     to average net assets/(3)/                    1.04%            0.76%            2.94%               0.32%
   Portfolio turnover rate/(4)/                      30%              50%               2%                  5%

                                               iShares Nasdaq Biotechnology
                                                        Index Fund
                                              ------------------------------
                                                                Period from
                                                                  Feb. 5,
                                               Year ended      2001/(1)/ to
                                              Mar. 31, 2002    Mar. 31, 2001
----------------------------------------------------------------------------
Net asset value, beginning of period            $  76.81         $ 99.66
                                              ---------------------------------
Income from investment operations:
   Net investment income (loss)                    (0.17)          (0.05)
   Net realized and unrealized gain
     (loss)                                         0.64          (22.80)
                                              ---------------------------------
Total from investment operations                    0.47          (22.85)
                                              ---------------------------------
Less distributions from:
   Net investment income                              --              --
   Net realized gain                                  --              --
                                              ---------------------------------
Total distributions                                   --              --
                                              ---------------------------------
Net asset value, end of period                  $  77.28         $ 76.81
                                              =================================
Total return                                        0.61%         (22.93)%/(2)/
                                              =================================
Ratios/Supplemental data:
   Net assets, end of period (000s)             $289,807         $99,847
   Ratio of expenses to average net
     assets/(3)/                                    0.50%           0.50%
   Ratio of net investment income (loss)
     to average net assets/(3)/                    (0.46)%         (0.50)%
   Portfolio turnover rate/(4)/                       17%              9%

--------------------------------------------------------------------------------
/(1)/  Commencement of operations.
/(2)/  Not annualized.
/(3)/  Annualized for periods of less than one year.
/(4)/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

Financial Highlights                                                         127
iShares Trust
Notes to the Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

    iShares Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was established as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999. As of March 31, 2002, the Trust offered 55 investment portfolios or funds.

    The funds offered by the Trust, along with their respective exchange trading symbols are:

iShares S&P Series
------------------

..   iShares S&P 100 Index Fund (OEF)
..   iShares S&P 500 Index Fund (IVV)
..   iShares S&P 500/BARRA Growth Index Fund (IVW)
..   iShares S&P 500/BARRA Value Index Fund (IVE)
..   iShares S&P MidCap 400 Index Fund (IJH)
..   iShares S&P MidCap 400/BARRA Growth Index Fund (IJK)
..   iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)
..   iShares S&P SmallCap 600 Index Fund (IJR)
..   iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT)
..   iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)
..   iShares S&P Global 100 Index Fund (IOO)
..   iShares S&P Global Energy Sector Index Fund (IXC)
..   iShares S&P Global Financials Sector Index Fund (IXG)
..   iShares S&P Global Healthcare Sector Index Fund (IXJ)
..   iShares S&P Global Technology Sector Index Fund (IXN)
..   iShares S&P Global Telecommunications Sector Index Fund (IXP)
..   iShares S&P Europe 350 Index Fund (IEV)
..   iShares S&P/TSE 60 Index Fund (IKC)
..   iShares S&P Latin America 40 Index Fund (ILF)
..   iShares S&P/TOPIX 150 Index Fund (ITF)

iShares Nasdaq Series
---------------------

..   iShares Nasdaq Biotechnology Index Fund (IBB)

iShares Dow Jones Series
------------------------

..   iShares Dow Jones U.S. Total Market Index Fund (IYY)
..   iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM)
..   iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC)
..   iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK)
..   iShares Dow Jones U.S. Energy Sector Index Fund (IYE)
..   iShares Dow Jones U.S. Financial Sector Index Fund (IYF)
..   iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH)
..   iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ)
..   iShares Dow Jones U.S. Technology Sector Index Fund (IYW)
..   iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ)
..   iShares Dow Jones U.S. Utilities Sector Index Fund (IDU)
..   iShares Dow Jones U.S. Chemicals Index Fund (IYD)
..   iShares Dow Jones U.S. Financial Services Index Fund (IYG)
..   iShares Dow Jones U.S. Internet Index Fund (IYV)
..   iShares Dow Jones U.S. Real Estate Index Fund (IYR)

iShares MSCI Series
-------------------

..   iShares MSCI EAFE Index Fund (EFA)

iShares Cohen & Steers Series
-----------------------------

..   iShares Cohen & Steers Realty Majors Index Fund (ICF)


iShares Russell Series
----------------------

..   iShares Russell 3000 Index Fund (IWV)
..   iShares Russell 3000 Growth Index Fund (IWZ)
..   iShares Russell 3000 Value Index Fund (IWW)
..   iShares Russell 2000 Index Fund (IWM)
..   iShares Russell 2000 Growth Index Fund (IWO)
..   iShares Russell 2000 Value Index Fund (IWN)
..   iShares Russell 1000 Index Fund (IWB)
..   iShares Russell 1000 Growth Index Fund (IWF)
..   iShares Russell 1000 Value Index Fund (IWD)
..   iShares Russell Midcap Index Fund (IWR)
..   iShares Russell Midcap Growth Index Fund (IWP)
..   iShares Russell Midcap Value Index Fund (IWS)

iShares Goldman Sachs Series
----------------------------

..   iShares Goldman Sachs Technology Index Fund (IGM)
..   iShares Goldman Sachs Networking Index Fund (IGN)
..   iShares Goldman Sachs Semiconductor Index Fund (IGW)
..   iShares Goldman Sachs Software Index Fund (IGV)
..   iShares Goldman Sachs Natural Resources Index Fund (IGE)

128                                   2002 iShares Annual Report to Shareholders
iShares Trust
Notes to the Financial Statements (continued)

     The investment objective of each fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each fund. The investment advisor uses a "passive" or index approach to achieve each fund's investment objective.

     These financial statements relate only to the iShares S&P Series Funds and the iShares Nasdaq Biotechnology Index Fund (each a "Fund", collectively the "Funds").

     The iShares S&P 100, iShares S&P 500/BARRA Growth, iShares S&P Global 100, iShares S&P Global Energy Sector, iShares S&P Global Financials Sector, iShares S&P Global Healthcare Sector, iShares S&P Global Technology Sector, iShares S&P Global Telecommunications Sector, iShares S&P/TSE 60, iShares S&P Latin America 40, iShares S&P/TOPIX 150 and iShares Nasdaq Biotechnology Index Funds are classified as non-diversified funds under the 1940 Act. Each of the other iShares S&P Series Funds is classified as a diversified fund. Non-diversified funds generally hold stocks of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

     The iShares S&P Global 100, iShares S&P Global Energy Sector, iShares S&P Global Financials Sector, iShares S&P Global Healthcare Sector, iShares S&P Global Technology Sector, iShares S&P Global Telecommunications Sector, iShares S&P Europe 350, iShares S&P/TSE 60, iShares S&P Latin America 40 and iShares S&P/TOPIX 150 Index Funds invest in the securities of non-U.S. issuers that may trade in non-U.S. markets, which may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

     The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

     SECURITY VALUATION

     Equity securities are valued at the last sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities for which there were no sales prices, are valued at the latest quoted bid prices. U.S. Government obligations are valued at the latest quoted bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Board of Trustees of the Trust.

     SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

Notes to the Financial Statements                                            129
iShares Trust
Notes to the Financial Statements (continued)

     FOREIGN CURRENCY TRANSLATION

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

     Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

     DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes.

     At March 31, 2002, the components of distributable earnings on a tax basis were as follows:

     --------------------------------------------------------------------------------------
                                                                                      Total
                                            Undistributed    Undistributed    Distributable
     iShares Index Fund                   Ordinary Income   Long Term Gain         Earnings
     --------------------------------------------------------------------------------------
     S&P 100                              $        76,168   $            -    $      76,168
     S&P 500                                    2,073,501                -        2,073,501
     S&P 500/BARRA Growth                         187,493                -          187,493
     S&P 500/BARRA Value                          284,367                -          284,367
     S&P MidCap 400                               146,315                -          146,315
     S&P MidCap 400/BARRA Growth                   19,364                -           19,364
     S&P MidCap 400/BARRA Value                   149,921                -          149,921
     S&P SmallCap 600                             330,527                -          330,527
     S&P SmallCap 600/BARRA Value                 221,292                -          221,292
     S&P Global 100                               127,603                -          127,603
     S&P Global Energy Sector                      44,499                -           44,499
     S&P Global Financials Sector                  50,481                -           50,481
     S&P Global Healthcare Sector                  34,531                -           34,531
     S&P Global Telecommunications Sector          29,866                -           29,866
     S&P Europe 350                             1,231,299                -        1,231,299
     S&P/TSE 60                                    17,243                -           17,243
     S&P Latin America 40                          50,630                -           50,630
     S&P/TOPIX 150                                 44,591                -           44,591
     --------------------------------------------------------------------------------------

     For the year ended March 31, 2002, the tax characterization of distributions paid was equal to the book characterization of distributions paid for all of theFunds. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

130                                   2002 iShares Annual Report to Shareholders
iShares Trust
Notes to the Financial Statements (continued)

     FEDERAL INCOME TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended March 31, 2002.

     From November 1, 2001 to March 31, 2002, certain of the Funds incurred net realized capital losses or net foreign currency losses. As permitted by tax regulations, these Funds have elected to defer losses and treat them as arising in the year ending March 31, 2003.



     -----------------------------------------------------------
                                                        Deferred
                                                    Net Realized
                                             Capital/Net Foreign
     iShares Index Fund                          Currency Losses
     -----------------------------------------------------------
     S&P 100                                 $         1,242,460
     S&P 500                                          15,287,564
     S&P 500/BARRA Growth                              5,050,376
     S&P 500/BARRA Value                               6,614,887
     S&P MidCap 400                                    2,679,654
     S&P MidCap 400/BARRA Growth                       6,572,855
     S&P MidCap 400/BARRA Value                          750,491
     S&P SmallCap 600                                  4,575,762
     S&P SmallCap 600/BARRA Growth                     2,760,264
     S&P SmallCap 600/BARRA Value                      1,613,863
     S&P Global 100                                      487,437
     S&P Global Energy Sector                              5,497
     S&P Global Financials Sector                          4,081
     S&P Global Healthcare Sector                          8,037
     S&P Global Technology Sector                         26,238
     S&P Global Telecommunications Sector                 20,805
     S&P Europe 350                                    1,168,031
     S&P/TSE 60                                              228
     S&P Latin America 40                                 19,177
     S&P/TOPIX 150                                        16,121
     Nasdaq Biotechnology                                 17,913
     -----------------------------------------------------------


Notes to the Financial Statements                                            131
iShares Trust
Notes to the Financial Statements (continued)

    The following Funds had tax basis net capital loss carryforwards at March 31, 2002, the tax year end of the Funds:

    -----------------------------------------------------------------------------------
    iShares Index Fund                        Expiring 2009  Expiring 2010        Total
    -----------------------------------------------------------------------------------
    S&P 100                                   $           -  $   2,240,710  $ 2,240,710
    S&P 500                                               -     16,570,119   16,570,119
    S&P 500/BARRA Growth                                  -      9,841,895    9,841,895
    S&P 500/BARRA Value                                   -      5,134,741    5,134,741
    S&P MidCap 400                                        -      4,458,220    4,458,220
    S&P MidCap 400/BARRA Growth                           -     11,111,322   11,111,322
    S&P MidCap 400/BARRA Value                            -      1,442,036    1,442,036
    S&P SmallCap 600                                      -      3,199,196    3,199,196
    S&P SmallCap 600/BARRA Growth                         -      4,230,989    4,230,989
    S&P SmallCap 600/BARRA Value                          -      4,241,868    4,241,868
    S&P Global 100                                        -        329,587      329,587
    S&P Europe 350                                    3,295        904,300      907,595
    S&P/TSE 60                                            -         56,625       56,625
    Nasdaq Biotechnology                                  -      2,280,865    2,280,865
    -----------------------------------------------------------------------------------

    Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration date, whichever occurs first.

    For the year ended March 31, 2002, certain Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of 50,000 iShares ("Creation Units"). Because such gains or losses are not taxable to the Funds, and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds' tax year end. The in-kind gains or losses for the year ended March 31, 2002 are disclosed in the Funds' Statements of Operations.

    REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities, which are delivered to the Funds' custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. None of the Funds held repurchase agreements at March 31, 2002.

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors ("BGFA") manages the investment of each Fund's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses ("Covered Expenses") of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, distribution fees and extraordinary expenses. Expenses related to the organization and initial registration of the Trust were borne by BGFA.

132                                   2002 iShares Annual Report to Shareholders
iShares Trust
Notes to the Financial Statements (continued)

    For its investment management services to each Fund, BGFA is entitled to an annual advisory fee based on the average daily net assets of each Fund as follows:

    -------------------------------------------------------
                                                Advisory
    iShares Index Fund                               Fee
    -------------------------------------------------------
    S&P 100                                           0.20%
    S&P 500                                           0.09
    S&P 500/BARRA Growth                              0.18
    S&P 500/BARRA Value                               0.18
    S&P MidCap 400                                    0.20
    S&P MidCap 400/BARRA Growth                       0.25
    S&P MidCap 400/BARRA Value                        0.25
    S&P SmallCap 600                                  0.20
    S&P SmallCap 600/BARRA Growth                     0.25
    S&P SmallCap 600/BARRA Value                      0.25
    S&P Global 100                                    0.40
    -------------------------------------------------------

    -------------------------------------------------------
                                                Advisory
    iShares Index Fund                               Fee
    -------------------------------------------------------
    S&P Global Energy Sector                          0.65%
    S&P Global Financial Sector                       0.65
    S&P Global Healthcare Sector                      0.65
    S&P Global Technology Sector                      0.65
    S&P Global Telecommunications Sector              0.65
    S&P Europe 350                                    0.60
    S&P/TSE 60                                        0.50
    S&P Latin America 40                              0.50
    S&P/TOPIX 150                                     0.50
    Nasdaq Biotechnology                              0.50
  ---------------------------------------------------------

    Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian, transfer agent and securities lending agent for the Funds. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

    SEI Investments Distribution Company serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. The distributor will deliver the Prospectus and Statement of Additional Information, if so requested, to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.

    Barclays Global Investors Services ("BGIS"), a subsidiary of Barclays Global Investors, N.A., may serve as a broker-dealer for the Funds. For the year ended March 31, 2002, BGIS received the following amounts in brokerage commissions:

    -------------------------------------------------------
                                            Commissions
                                                Paid to
    iShares Index Fund                             BGIS
    -------------------------------------------------------
    S&P 100                                   $     1,191
    S&P 500                                        11,340
    S&P 500/BARRA Growth                              255
    S&P 500/BARRA Value                             2,052
    S&P MidCap 400                                  1,112
    S&P MidCap 400/BARRA Growth                       432
    S&P MidCap 400/BARRA Value                      1,441
    -------------------------------------------------------

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Funds' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent

Notes to the Financial Statements                                            133
iShares Trust
Notes to the Financial Statements (continued)


with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds are recorded as either interest income or securities lending income in the accompanying Statements of Operations.

    Pursuant to Rule 17a-7 of the 1940 Act, certain Funds executed cross trades for the year ended March 31, 2002. Cross trading is the buying or selling of portfolio securities between funds to which BGFA serves as investment advisor. In management's opinion, all transactions were in compliance with the requirements and restrictions set forth by Rule 17a-7.

    As a result of using an index approach to investing, the iShares S&P Global 100, iShares S&P Global Financials Sector and iShares S&P Europe 350 Index Funds held shares of Barclays PLC, with market values of $366,359, $150,919 and $6,273,985, respectively, as of March 31, 2002. Barclays PLC is an affiliate of BGFA, the Funds' investment advisor.

    As of March 31, 2002, certain trustees and officers of the Trust are also employees of BGFA and its affiliates or employees of Investors Bank.

3.  INVESTMENT PORTFOLIO TRANSACTIONS

    Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the year ended March 31, 2002 were as follows:

    -------------------------------------------------------------------
    iShares Index Fund                       Purchases            Sales
    -------------------------------------------------------------------
    S&P 100                              $  19,701,705    $  19,677,141
    S&P 500                                104,837,558      103,866,080
    S&P 500/BARRA Growth                    84,832,176       84,730,119
    S&P 500/BARRA Value                     77,225,511       77,978,913
    S&P MidCap 400                          49,697,244       54,933,167
    S&P MidCap 400/BARRA Growth             79,172,675       79,721,358
    S&P MidCap 400/BARRA Value              29,764,418       32,059,953
    S&P SmallCap 600                        83,640,855       83,745,676
    S&P SmallCap 600/BARRA Growth           40,680,318       44,143,512
    S&P SmallCap 600/BARRA Value            29,443,573       33,025,925
    S&P Global 100                           2,371,512        2,539,697
    S&P Global Energy Sector                   813,694          816,315
    S&P Global Financial Sector                223,548          234,770
    S&P Global Healthcare Sector               100,905          101,925
    S&P Global Technology Sector               227,247          240,405
    S&P Global Telecommunications Sector       257,394          239,187
    S&P Europe 350                          10,687,435        8,492,310
    S&P/TSE 60                               2,022,753        2,026,005
    S&P Latin America 40                       122,102          144,186
    S&P/TOPIX 150                            1,544,793        1,556,835
    Nasdaq Biotechnology                    29,963,810       30,928,717
    -------------------------------------------------------------------


134                                   2002 iShares Annual Report to Shareholders
iShares Trust
Notes to the Financial Statements (continued)


    In-kind transactions for the year ended March 31, 2002 were as follows:

    ----------------------------------------------------------------------
                                                   In-kind         In-kind
    iShares Index Fund                           Purchases           Sales
    ----------------------------------------------------------------------
    S&P 100                                 $  223,444,579  $  176,697,021
    S&P 500                                  2,601,586,457   1,298,788,109
    S&P 500/BARRA Growth                       395,355,794      72,129,706
    S&P 500/BARRA Value                        366,624,694     124,424,636
    S&P MidCap 400                             438,077,107      41,836,437
    S&P MidCap 400/BARRA Growth                183,408,328     122,456,210
    S&P MidCap 400/BARRA Value                 414,817,027      82,515,526
    S&P SmallCap 600                           972,286,622     141,003,186
    S&P SmallCap 600/BARRA Growth              167,295,167      13,143,582
    S&P SmallCap 600/BARRA Value               434,670,834      84,206,178
    S&P Global 100                              12,427,684      67,561,856
    S&P Global Energy Sector                    14,870,596              --
    S&P Global Financial Sector                 10,185,110              --
    S&P Global Healthcare Sector                17,449,824              --
    S&P Global Technology Sector                32,191,108      23,882,321
    S&P Global Telecommunications Sector        15,184,292              --
    S&P Europe 350                             439,073,554      20,247,175
    S&P Latin America 40                         6,208,193              --
    S&P/TOPIX 150                               34,698,769              --
    Nasdaq Biotechnology                       371,147,916     157,601,610
    ----------------------------------------------------------------------


Notes to the Financial Statements                                            135
iShares Trust
Notes to the Financial Statements (continued)


     At March 31, 2002, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

     -----------------------------------------------------------------------------------------------------------
                                                                                                  Net Unrealized
                                                         Tax      Unrealized       Unrealized       Appreciation
     iShares Index Fund                                 Cost    Appreciation     Depreciation     (Depreciation)
     -----------------------------------------------------------------------------------------------------------
     S&P 100                                  $  145,146,139    $  1,974,691    $ (30,756,034)     $ (28,781,343)
     S&P 500                                   4,889,439,782     145,008,903     (754,666,373)      (609,657,470)
     S&P 500/BARRA Growth                        504,513,892      15,604,543      (41,665,113)       (26,060,570)
     S&P 500/BARRA Value                         652,350,264      18,414,953      (70,559,666)       (52,144,713)
     S&P MidCap 400                              630,202,395      63,275,494      (35,322,889)        27,952,605
     S&P MidCap 400/BARRA Growth                 262,334,906      22,454,120      (12,594,890)         9,859,230
     S&P MidCap 400/BARRA Value                  448,918,234      45,387,492       (8,144,536)        37,242,956
     S&P SmallCap 600                          1,162,966,816     106,417,739      (39,018,466)        67,399,273
     S&P SmallCap 600/BARRA Growth               197,201,330      17,373,013       (6,529,161)        10,843,852
     S&P SmallCap 600/BARRA Value                460,462,963      45,949,039       (8,696,894)        37,252,145
     S&P Global 100                               59,810,746       1,410,057      (13,445,032)       (12,034,975)
     S&P Global Energy Sector                     14,904,429       1,553,790         (112,267)         1,441,523
     S&P Global Financial Sector                  10,193,784         703,955         (286,295)           417,660
     S&P Global Healthcare Sector                 17,466,326         737,141       (1,067,224)          (330,083)
     S&P Global Technology Sector                  8,767,491          29,005         (927,111)          (898,106)
     S&P Global Telecommunications Sector         15,200,091         301,790       (2,064,675)        (1,762,885)
     S&P Europe 350                              632,446,574       5,796,085      (33,854,771)       (28,058,686)
     S&P/TSE 60                                    8,777,466         875,333       (2,930,725)        (2,055,392)
     S&P Latin America 40                          6,183,595       1,678,223          (62,502)         1,615,721
     S&P/TOPIX 150                                37,747,510       1,927,082       (3,611,698)        (1,684,616)
     Nasdaq Biotechnology                        383,961,815         623,914      (58,243,704)       (57,619,790)
     -----------------------------------------------------------------------------------------------------------

4.   iSHARES TRANSACTIONS

     At March 31, 2002, there were an unlimited number of no par value shares of beneficial interest ("iShares") authorized. iShares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

     The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of equity securities constituting a substantial replication, or a portfolio sampling representation, of the stocks involved in the relevant Fund's underlying index and an amount of cash. A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

5.   LOANS OF PORTFOLIO SECURITIES

     Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to

136                                   2002 iShares Annual Report to Shareholders
iShares Trust
Notes to the Financial Statements (continued)


have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

     As of March 31, 2002, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in commercial paper and money market mutual funds. The market value of the securities on loan at March 31, 2002 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

6.   LEGAL PROCEEDINGS

     In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named MOPEX, Inc. to amend its complaint to add the Trust, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Trust, infringed their patent. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Trust has been named as a party, this action is one of three involving related issues. The Trust believes that it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Trust and thus raise the expense ratios of the Funds, adversely affecting performance.

Notes to the Financial Statements                                            137

Report of Independent Accountants


To the Shareholders and Board of Trustees iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the funds comprising the iShares S&P Series Funds and the iShares Nasdaq Biotechnology Index Fund (the "Funds"), as listed on the table of contents at March 31, 2002, the results of each of their operations for the periods then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
San Francisco, California
April 26, 2002

138                                   2002 iShares Annual Report to Shareholders
iShares Trust
Tax Information (Unaudited)


     For the period ended March 31, 2002, certain of the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

    ------------------------------------------------------------------------
                                              Foreign Source         Foreign
    iShares Index Fund                         Income Earned      Taxes Paid
    ------------------------------------------------------------------------
    S&P Global Energy Sector                      $   54,510        $  5,346
    S&P Global Telecommunications Sector              33,144           3,018
    S&P Europe 350                                 4,564,773         513,329
    S&P/TSE 60                                       121,835          18,320
    S&P Latin America 40                             106,428             881
    S&P/TOPIX 150                                    129,334          19,089
    ------------------------------------------------------------------------

          For corporate shareholders, a portion of the income dividends paid by certain of the Funds during the period ended March 31, 2002 qualified for the dividends-received deduction:

    --------------------------------------------------------
                                                  Dividends-
                                                    Received
    iShares Index Fund                             Deduction
    --------------------------------------------------------
    S&P 100                                           100.00%
    S&P 500                                            99.90
    S&P 500/BARRA Growth                               99.95
    S&P 500/BARRA Value                                99.29
    S&P MidCap 400                                     99.72
    S&P MidCap 400/BARRA Growth                        98.03
    S&P MidCap 400/BARRA Value                         99.85
    S&P SmallCap 600                                   98.15
    --------------------------------------------------------

    --------------------------------------------------------
                                                  Dividends-
                                                    Received
    iShares Index Fund                             Deduction
    --------------------------------------------------------
    S&P SmallCap 600/BARRA Growth                      98.57%
    S&P SmallCap 600/BARRA Value                       99.31
    S&P Global 100                                     76.61
    S&P Global Energy Sector                           74.17
    S&P Global Financials Sector                       60.51
    S&P Global Healthcare Sector                      100.00
    S&P Global Telecommunications Sector              100.00
    S&P/TSE 60                                          0.15
    --------------------------------------------------------


Tax Information                                                              139
iShares Trust
Shareholder Meeting Results (Unaudited)


          A special meeting of shareholders of the iShares Trust was held on November 15, 2001. At the meeting, the following matter was voted upon and approved by the shareholders. The matter voted upon was a Trust-wide proposal and the voting results are presented below.

          Proposal: To elect the six nominees specified below as Trustees, to
          --------
hold office until their successors are duly elected and qualified.

    ------------------------------------------------------------------------
    Trustee                                     Votes for     Votes Withheld
    ------------------------------------------------------------------------
    Nathan Most                                   99,539,634         163,697
    Richard K. Lyons                              99,539,634         163,697
    George G.C. Parker                            99,539,634         163,697
    John B. Carroll                               99,539,634         163,697
    W. Allen Reed                                 99,539,634         163,697
    Garrett F. Bouton                             99,539,634         163,697
    ------------------------------------------------------------------------

          Messrs. Most, Lyons, and Parker previously served as Trustees of the Trust and were reelected. Messrs. Carroll, Reed and Bouton were newly elected.

140                                   2002 iShares Annual Report to Shareholders
iShares Trust
Supplemental Information (Unaudited)


The charts below present information about the differences between the daily closing price on secondary markets for shares of an iShares Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. The "Closing Price" of each iShares Fund is the price of the last reported trade for shares of such Fund on any major U.S. market. Each Fund's Closing Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The trading price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Closing Price of a Fund on a given day. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. One reason for differences is that timing discrepancies can exist between the determination of NAV and Closing Price of a Fund. Trading activity varies and it is important to note that the date/time of the last trade (which is recorded as the Closing Price) may not take place at the time when the Funds normally calculated NAV. Each Fund normally trades on its respective stock exchange until 4:00 p.m. (Eastern Time). Price Discovery, the constant flow of information among investors, corporations and financial institutions, causes market prices to change and evolve throughout the trading day, even after non-U.S. markets are closed. Price Discovery between the time that each Fund calculates its NAV and the date/time of the last trade may contribute to any difference between the NAV and the Closing Price of each Fund.

The following information shows the frequency distributions of premiums and discounts for each of the iShares Funds included in this report. The information shown for each Fund is for each full calendar quarter completed after the inception date of such Fund through the date of this report (March 31, 2002). The specific periods covered for each Fund is disclosed in the chart for such Fund.

The vertical column of each chart shows the premium or discount expressed as a percentage of NAV. The horizontal column indicates the number of trading days in the period covered by the chart. Each bar in the chart shows the number of trading days in which the iShares Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

Supplemental Information                                                     141
iShares Trust
Supplemental Information (Unaudited) (continued)


                           iShares S&P 100 Index Fund
             PERIOD COVERED: JANUARY 1, 2001 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

                    PERCENT PREMIUMS/DISCOUNTS     NUMBER OF DAYS

                  GT 6.00%                                 0
                  GT 5.50%_LT 6.00%                        0
                  GT 5.00%_LT 5.50%                        0
                  GT 4.50%_LT 5.00%                        0
                  GT 4 00%_LT 4.50%                        0
                  GT 3.50%_LT 4.00%                        0
                  GT 3.00%_LT 3.50%                        0
                  GT 2.50%_LT 3.00%                        0
                  GT 2.00%_LT 2.50%                        0
                  GT 1.50%_LT 2.00%                        1
                  GT 1.00%_LT 1.50%                        6
                  GT 0.50%_LT 1.00%                       14
                  LT 0.50%_GT (0.50)%                    272
                  LT (0.50)%_GT (1.00)%                   12
                  LT (1.00)%_GT (1.50)%                    0
                  LT (1.50)%_GT (2.00)%                    2
                  LT (2.00)%_GT (2.50)%                    0
                  LT (2.50)%_GT (3.00)%                    0
                  LT (3.00)%_GT (3.50)%                    0
                  LT (3.50)%_GT (4.00)%                    0
                  LT (4.00)%_GT (4.50)%                    0
                  LT (4.50)%_GT (5.00)%                    0
                  LT (5.00)%_GT (5.50)%                    0
                  LT (5.50)%_GT (6.00)%                    0
                  LT (6.00)%                               0



                           iShares S&P 500 Index Fund
               PERIOD COVERED: July 1, 2000 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

                  PERCENT PREMIUMS/DISCOUNTS        NUMBER OF DAYS

                  GT 6.00%                                 0
                  GT 5.50%_LT 6.00%                        0
                  GT 5.00%_LT 5.50%                        0
                  GT 4.50%_LT 5.00%                        0
                  GT 4 00%_LT 4.50%                        0
                  GT 3.50%_LT 4.00%                        0
                  GT 3.00%_LT 3.50%                        0
                  GT 2.50%_LT 3.00%                        0
                  GT 2.00%_LT 2.50%                        0
                  GT 1.50%_LT 2.00%                        0
                  GT 1.00%_LT 1.50%                        1
                  GT 0.50%_LT 1.00%                        2
                  LT 0.50%_GT (0.50)%                    423
                  LT (0.50)%_GT (1.00)%                    8
                  LT (1.00)%_GT (1.50)%                    0
                  LT (1.50)%_GT (2.00)%                    0
                  LT (2.00)%_GT (2.50)%                    1
                  LT (2.50)%_GT (3.00)%                    0
                  LT (3.00)%_GT (3.50)%                    0
                  LT (3.50)%_GT (4.00)%                    0
                  LT (4.00)%_GT (4.50)%                    0
                  LT (4.50)%_GT (5.00)%                    0
                  LT (5.00)%_GT (5.50)%                    0
                  LT (5.50)%_GT (6.00)%                    0
                  LT (6.00)%                               0


142                                  2002 iShares Annual Report to Shareholders
iShares Trust
Supplemental Information (Unaudited) (continued)


                     iShares S&P 500/BARRA Growth Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

                    PERCENT PREMIUMS/DISCOUNTS        NUMBER OF DAYS

                    GT 6.00%                                 0
                    GT 5.50%_LT 6.00%                        0
                    GT 5.00%_LT 5.50%                        0
                    GT 4.50%_LT 5.00%                        0
                    GT 4 00%_LT 4.50%                        0
                    GT 3.50%_LT 4.00%                        0
                    GT 3.00%_LT 3.50%                        0
                    GT 2.50%_LT 3.00%                        0
                    GT 2.00%_LT 2.50%                        0
                    GT 1.50%_LT 2.00%                        0
                    GT 1.00%_LT 1.50%                        2
                    GT 0.50%_LT 1.00%                       14
                    LT 0.50%_GT (0.50)%                    407
                    LT (0.50)%_GT (1.00)%                   10
                    LT (1.00)%_GT (1.50)%                    1
                    LT (1.50)%_GT (2.00)%                    1
                    LT (2.00)%_GT (2.50)%                    0
                    LT (2.50)%_GT (3.00)%                    0
                    LT (3.00)%_GT (3.50)%                    0
                    LT (3.50)%_GT (4.00)%                    0
                    LT (4.00)%_GT (4.50)%                    0
                    LT (4.50)%_GT (5.00)%                    0
                    LT (5.00)%_GT (5.50)%                    0
                    LT (5.50)%_GT (6.00)%                    0
                    LT (6.00)%                               0


                     iShares S&P 500/BARRA Value Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

                    PERCENT PREMIUMS/DISCOUNTS       NUMBER OF DAYS

                    GT 6.00%                                 0
                    GT 5.50%_LT 6.00%                        0
                    GT 5.00%_LT 5.50%                        0
                    GT 4.50%_LT 5.00%                        0
                    GT 4 00%_LT 4.50%                        0
                    GT 3.50%_LT 4.00%                        0
                    GT 3.00%_LT 3.50%                        0
                    GT 2.50%_LT 3.00%                        0
                    GT 2.00%_LT 2.50%                        0
                    GT 1.50%_LT 2.00%                        1
                    GT 1.00%_LT 1.50%                        0
                    GT 0.50%_LT 1.00%                        5
                    LT 0.50%_GT (0.50)%                    426
                    LT (0.50)%_GT (1.00)%                    3
                    LT (1.00)%_GT (1.50)%                    0
                    LT (1.50)%_GT (2.00)%                    0
                    LT (2.00)%_GT (2.50)%                    0
                    LT (2.50)%_GT (3.00)%                    0
                    LT (3.00)%_GT (3.50)%                    0
                    LT (3.50)%_GT (4.00)%                    0
                    LT (4.00)%_GT (4.50)%                    0
                    LT (4.50)%_GT (5.00)%                    0
                    LT (5.00)%_GT (5.50)%                    0
                    LT (5.50)%_GT (6.00)%                    0
                    LT (6.00)%                               0

Supplemental Information                                                     143
iShares Trust
Supplemental Information (Unaudited) (continued)

                       iShares S&P MidCap 400 Index Fund
              PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

           PERCENT PREMIUMS/DISCOUNTS              NUMBER OF DAYS

           GT 6.00%                                       0
           GT 5.50%_LT 6.00%                              0
           GT 5.00%_LT 5.50%                              0
           GT 4.50%_LT 5.00%                              0
           GT 4 00%_LT 4.50%                              0
           GT 3.50%_LT 4.00%                              0
           GT 3.00%_LT 3.50%                              0
           GT 2.50%_LT 3.00%                              0
           GT 2.00%_LT 2.50%                              0
           GT 1.50%_LT 2.00%                              0
           GT 1.00%_LT 1.50%                              0
           GT 0.50%_LT 1.00%                              4
           LT 0.50%_GT (0.50)%                          426
           LT (0.50)%_GT (1.00)%                          4
           LT (1.00)%_GT (1.50)%                          1
           LT (1.50)%_GT (2.00)%                          0
           LT (2.00)%_GT (2.50)%                          0
           LT (2.50)%_GT (3.00)%                          0
           LT (3.00)%_GT (3.50)%                          0
           LT (3.50)%_GT (4.00)%                          0
           LT (4.00)%_GT (4.50)%                          0
           LT (4.50)%_GT (5.00)%                          0
           LT (5.00)%_GT (5.50)%                          0
           LT (5.50)%_GT (6.00)%                          0
           LT (6.00)%                                     0


                 iShares S&P MidCap 400/BARRA Growth Index Fund
             PERIOD COVERED: OCTOBER 1, 2000 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

           PERCENT PREMIUMS/DISCOUNTS              NUMBER OF DAYS

           GT 6.00%                                       0
           GT 5.50%_LT 6.00%                              0
           GT 5.00%_LT 5.50%                              0
           GT 4.50%_LT 5.00%                              0
           GT 4 00%_LT 4.50%                              0
           GT 3.50%_LT 4.00%                              0
           GT 3.00%_LT 3.50%                              0
           GT 2.50%_LT 3.00%                              0
           GT 2.00%_LT 2.50%                              0
           GT 1.50%_LT 2.00%                              2
           GT 1.00%_LT 1.50%                              3
           GT 0.50%_LT 1.00%                              9
           LT 0.50%_GT (0.50)%                          346
           LT (0.50)%_GT (1.00)%                          9
           LT (1.00)%_GT (1.50)%                          1
           LT (1.50)%_GT (2.00)%                          1
           LT (2.00)%_GT (2.50)%                          1
           LT (2.50)%_GT (3.00)%                          0
           LT (3.00)%_GT (3.50)%                          0
           LT (3.50)%_GT (4.00)%                          0
           LT (4.00)%_GT (4.50)%                          0
           LT (4.50)%_GT (5.00)%                          0
           LT (5.00)%_GT (5.50)%                          0
           LT (5.50)%_GT (6.00)%                          0
           LT (6.00)%                                     0

144                                   2002 iShares Annual Report to Shareholders
iShares Trust
Supplemental Information (Unaudited) (continued)


                 iShares S&P MidCap 400/BARRA Value Index Fund
             PERIOD COVERED: OCTOBER 1, 2000 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

           PERCENT PREMIUMS/DISCOUNTS              NUMBER OF DAYS

           GT 6.00%                                       0
           GT 5.50%_LT 6.00%                              0
           GT 5.00%_LT 5.50%                              0
           GT 4.50%_LT 5.00%                              0
           GT 4 00%_LT 4.50%                              0
           GT 3.50%_LT 4.00%                              0
           GT 3.00%_LT 3.50%                              0
           GT 2.50%_LT 3.00%                              0
           GT 2.00%_LT 2.50%                              0
           GT 1.50%_LT 2.00%                              0
           GT 1.00%_LT 1.50%                              1
           GT 0.50%_LT 1.00%                              2
           LT 0.50%_GT (0.50)%                          364
           LT (0.50)%_GT (1.00)%                          4
           LT (1.00)%_GT (1.50)%                          1
           LT (1.50)%_GT (2.00)%                          0
           LT (2.00)%_GT (2.50)%                          0
           LT (2.50)%_GT (3.00)%                          0
           LT (3.00)%_GT (3.50)%                          0
           LT (3.50)%_GT (4.00)%                          0
           LT (4.00)%_GT (4.50)%                          0
           LT (4.50)%_GT (5.00)%                          0
           LT (5.00)%_GT (5.50)%                          0
           LT (5.50)%_GT (6.00)%                          0
           LT (6.00)%                                     0


                      iShares S&P SmallCap 600 Index Fund
              PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

           PERCENT PREMIUMS/DISCOUNTS              NUMBER OF DAYS

           GT 6.00%                                       0
           GT 5.50%_LT 6.00%                              0
           GT 5.00%_LT 5.50%                              0
           GT 4.50%_LT 5.00%                              0
           GT 4 00%_LT 4.50%                              0
           GT 3.50%_LT 4.00%                              0
           GT 3.00%_LT 3.50%                              0
           GT 2.50%_LT 3.00%                              0
           GT 2.00%_LT 2.50%                              0
           GT 1.50%_LT 2.00%                              0
           GT 1.00%_LT 1.50%                              1
           GT 0.50%_LT 1.00%                              7
           LT 0.50%_GT (0.50)%                          412
           LT (0.50)%_GT (1.00)%                         12
           LT (1.00)%_GT (1.50)%                          3
           LT (1.50)%_GT (2.00)%                          0
           LT (2.00)%_GT (2.50)%                          0
           LT (2.50)%_GT (3.00)%                          0
           LT (3.00)%_GT (3.50)%                          0
           LT (3.50)%_GT (4.00)%                          0
           LT (4.00)%_GT (4.50)%                          0
           LT (4.50)%_GT (5.00)%                          0
           LT (5.00)%_GT (5.50)%                          0
           LT (5.50)%_GT (6.00)%                          0
           LT (6.00)%                                     0

Supplemental Information                                                     145
iShares Trust
Supplemental Information (Unaudited) (continued)

                iShares S&P SmallCap 600/BARRA Growth Index Fund
             PERIOD COVERED: OCTOBER 1, 2000 THROUGH MARCH 31, 2002

                                    [GRAPHIC]

               PERCENT PREMIUMS/DISCOUNTS        NUMBER OF DAYS

               GT 6.00%                                 0
               GT 5.50%_LT 6.00%                        0
               GT 5.00%_LT 5.50%                        0
               GT4.50%_LT5.00%                          0
               GT 4 00%_LT 4.50%                        0
               GT 3.50%_LT 4.00%                        0
               GT 3.00%_LT 3.50%                        0
               GT 2.50%_LT 3.00%                        0
               GT 2.00%_LT 2.50%                        0
               GT 1.50%_LT 2.00%                        2
               GT 1.00%_LT 1.50%                        5
               GT 0.50%_LT 1.00%                       24
               LT 0.50%_GT (0.50)%                    320
               LT (0.50)%_GT (1.00)%                   17
               LT (1.00)%_GT (1.50)%                    1
               LT (1.50)%_GT (2.00)%                    0
               LT (2.00)%_GT (2.50)%                    1
               LT (2.50)%_GT (3.00)%                    1
               LT (3.00)%_GT (3.50)%                    1
               LT (3.50)%_GT (4.00)%                    0
               LT (4.00)%_GT (4.50)%                    0
               LT (4.50)%_GT (5.00)%                    0
               LT (5.00)%_GT (5.50)%                    0
               LT (5.50)%_GT (6.00)%                    0
               LT (6.00)%                               0


                 iShares S&P SmallCap 600/BARRA Value Index Fund
             PERIOD COVERED: OCTOBER 1, 2000 THROUGH MARCH 31, 2002

                                    [GRAPHIC]

               PERCENT PREMIUMS/DISCOUNTS        NUMBER OF DAYS

               GT 6.00%                                 0
               GT 5.50%_LT 6.00%                        0
               GT 5.00%_LT 5.50%                        0
               GT4.50%_LT5.00%                          0
               GT 4 00%_LT 4.50%                        0
               GT 3.50%_LT 4.00%                        0
               GT 3.00%_LT 3.50%                        0
               GT 2.50%_LT 3.00%                        0
               GT 2.00%_LT 2.50%                        0
               GT 1.50%_LT 2.00%                        0
               GT 1.00%_LT 1.50%                        2
               GT 0.50%_LT 1.00%                       16
               LT 0.50%_GT (0.50)%                    334
               LT (0.50)%_GT (1.00)%                   13
               LT (1.00)%_GT (1.50)%                    7
               LT (1.50)%_GT (2.00)%                    0
               LT (2.00)%_GT (2.50)%                    0
               LT (2.50)%_GT (3.00)%                    0
               LT (3.00)%_GT (3.50)%                    0
               LT (3.50)%_GT (4.00)%                    0
               LT (4.00)%_GT (4.50)%                    0
               LT (4.50)%_GT (5.00)%                    0
               LT (5.00)%_GT (5.50)%                    0
               LT (5.50)%_GT (6.00)%                    0
               LT (6.00)%                               0

146                                   2002 iShares Annual Report to Shareholders
iShares Trust
Supplemental Information (Unaudited) (continued)

                        iShares S&P Global 100 Index Fund
             PERIOD COVERED: JANUARY 1, 2001 THROUGH MARCH 31, 2002

                                    [GRAPHIC]

               PERCENT PREMIUMS/DISCOUNTS        NUMBER OF DAYS

               GT 6.00%                                 0
               GT 5.50%_LT 6.00%                        0
               GT 5.00%_LT 5.50%                        0
               GT4.50%_LT5.00%                          0
               GT 4 00%_LT 4.50%                        0
               GT 3.50%_LT 4.00%                        0
               GT 3.00%_LT 3.50%                        0
               GT 2.50%_LT 3.00%                        0
               GT 2.00%_LT 2.50%                        2
               GT 1.50%_LT 2.00%                        1
               GT 1.00%_LT 1.50%                       15
               GT 0.50%_LT 1.00%                       55
               LT 0.50%_GT (0.50)%                    217
               LT (0.50)%_GT (1.00)%                   12
               LT (1.00)%_GT (1.50)%                    6
               LT (1.50)%_GT (2.00)%                    0
               LT (2.00)%_GT (2.50)%                    0
               LT (2.50)%_GT (3.00)%                    0
               LT (3.00)%_GT (3.50)%                    0
               LT (3.50)%_GT (4.00)%                    0
               LT (4.00)%_GT (4.50)%                    0
               LT (4.50)%_GT (5.00)%                    0
               LT (5.00)%_GT (5.50)%                    0
               LT (5.50)%_GT (6.00)%                    0
               LT (6.00)%                               0


                   iShares S&P Global Energy Sector Index Fund
             PERIOD COVERED: JANUARY 1, 2002 THROUGH MARCH 31, 2002

                                    [GRAPHIC]

               PERCENT PREMIUMS/DISCOUNTS        NUMBER OF DAYS

               GT 6.00%                                 0
               GT 5.50%_LT 6.00%                        0
               GT 5.00%_LT 5.50%                        0
               GT4.50%_LT5.00%                          0
               GT 4 00%_LT 4.50%                        0
               GT 3.50%_LT 4.00%                        0
               GT 3.00%_LT 3.50%                        0
               GT 2.50%_LT 3.00%                        0
               GT 2.00%_LT 2.50%                        0
               GT 1.50%_LT 2.00%                        0
               GT 1.00%_LT 1.50%                        0
               GT 0.50%_LT 1.00%                        4
               LT 0.50%_GT (0.50)%                     44
               LT (0.50)%_GT (1.00)%                    5
               LT (1.00)%_GT (1.50)%                    2
               LT (1.50)%_GT (2.00)%                    3
               LT (2.00)%_GT (2.50)%                    0
               LT (2.50)%_GT (3.00)%                    1
               LT (3.00)%_GT (3.50)%                    1
               LT (3.50)%_GT (4.00)%                    0
               LT (4.00)%_GT (4.50)%                    0
               LT (4.50)%_GT (5.00)%                    0
               LT (5.00)%_GT (5.50)%                    0
               LT (5.50)%_GT (6.00)%                    0
               LT (6.00)%                               0


Supplemental Information                                                     147
iShares Trust
Supplemental Information (Unaudited) (continued)


                 iShares S&P Global Financials Sector Index Fund
             PERIOD COVERED: JANUARY 1, 2002 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

                   PERCENT PREMIUMS/DISCOUNTS        NUMBER OF DAYS

                   GT 6.00%                                 0
                   GT 5.50%_LT 6.00%                        0
                   GT 5.00%_LT 5.50%                        0
                   GT4.50%_LT5.00%                          0
                   GT 4 00%_LT 4.50%                        0
                   GT 3.50%_LT 4.00%                        0
                   GT 3.00%_LT 3.50%                        0
                   GT 2.50%_LT 3.00%                        2
                   GT 2.00%_LT 2.50%                        2
                   GT 1.50%_LT 2.00%                        0
                   GT 1.00%_LT 1.50%                        3
                   GT 0.50%_LT 1.00%                        5
                   LT 0.50%_GT (0.50)%                     35
                   LT (0.50)%_GT (1.00)%                    5
                   LT (1.00)%_GT (1.50)%                    5
                   LT (1.50)%_GT (2.00)%                    1
                   LT (2.00)%_GT (2.50)%                    1
                   LT (2.50)%_GT (3.00)%                    1
                   LT (3.00)%_GT (3.50)%                    0
                   LT (3.50)%_GT (4.00)%                    0
                   LT (4.00)%_GT (4.50)%                    0
                   LT (4.50)%_GT (5.00)%                    0
                   LT (5.00)%_GT (5.50)%                    0
                   LT (5.50)%_GT (6.00)%                    0
                   LT (6.00)%                               0


                 iShares S&P Global Healthcare Sector Index Fund
             PERIOD COVERED: JANUARY 1, 2002 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

                   PERCENT PREMIUMS/DISCOUNTS        NUMBER OF DAYS

                   GT 6.00%                                 0
                   GT 5.50%_LT 6.00%                        0
                   GT 5.00%_LT 5.50%                        0
                   GT4.50%_LT5.00%                          0
                   GT 4 00%_LT 4.50%                        0
                   GT 3.50%_LT 4.00%                        0
                   GT 3.00%_LT 3.50%                        0
                   GT 2.50%_LT 3.00%                        0
                   GT 2.00%_LT 2.50%                        0
                   GT 1.50%_LT 2.00%                        0
                   GT 1.00%_LT 1.50%                        0
                   GT 0.50%_LT 1.00%                        7
                   LT 0.50%_GT (0.50)%                     49
                   LT (0.50)%_GT (1.00)%                    3
                   LT (1.00)%_GT (1.50)%                    1
                   LT (1.50)%_GT (2.00)%                    0
                   LT (2.00)%_GT (2.50)%                    0
                   LT (2.50)%_GT (3.00)%                    0
                   LT (3.00)%_GT (3.50)%                    0
                   LT (3.50)%_GT (4.00)%                    0
                   LT (4.00)%_GT (4.50)%                    0
                   LT (4.50)%_GT (5.00)%                    0
                   LT (5.00)%_GT (5.50)%                    0
                   LT (5.50)%_GT (6.00)%                    0
                   LT (6.00)%                               0

148                                   2002 iShares Annual Report to Shareholders
iShares Trust
Supplemental Information (Unaudited) (continued)


                 iShares S&P Global Technology Sector Index Fund
             PERIOD COVERED: JANUARY 1, 2002 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

                   PERCENT PREMIUMS/DISCOUNTS        NUMBER OF DAYS

                   GT 6.00%                                 0
                   GT 5.50%_LT 6.00%                        0
                   GT 5.00%_LT 5.50%                        0
                   GT4.50%_LT5.00%                          0
                   GT 4 00%_LT 4.50%                        1
                   GT 3.50%_LT 4.00%                        2
                   GT 3.00%_LT 3.50%                        0
                   GT 2.50%_LT 3.00%                        1
                   GT 2.00%_LT 2.50%                        2
                   GT 1.50%_LT 2.00%                        3
                   GT 1.00%_LT 1.50%                        4
                   GT 0.50%_LT 1.00%                        8
                   LT 0.50%_GT (0.50)%                     25
                   LT (0.50)%_GT (1.00)%                    6
                   LT (1.00)%_GT (1.50)%                    6
                   LT (1.50)%_GT (2.00)%                    0
                   LT (2.00)%_GT (2.50)%                    0
                   LT (2.50)%_GT (3.00)%                    1
                   LT (3.00)%_GT (3.50)%                    0
                   LT (3.50)%_GT (4.00)%                    0
                   LT (4.00)%_GT (4.50)%                    0
                   LT (4.50)%_GT (5.00)%                    1
                   LT (5.00)%_GT (5.50)%                    0
                   LT (5.50)%_GT (6.00)%                    0
                   LT (6.00)%                               0


             iShares S&P Global Telecommunications Sector Index Fund PERIOD COVERED: JANUARY 1, 2002 THROUGH MARCH 31, 2002

                                   [GRAPHIC]

                   PERCENT PREMIUMS/DISCOUNTS        NUMBER OF DAYS

                   GT 6.00%                                 0
                   GT 5.50%_LT 6.00%                        0
                   GT 5.00%_LT 5.50%                        0
                   GT4.50%_LT5.00%                          0
                   GT 4 00%_LT 4.50%                        0
                   GT 3.50%_LT 4.00%                        0
                   GT 3.00%_LT 3.50%                        1
                   GT 2.50%_LT 3.00%                        2
                   GT 2.00%_LT 2.50%                        3
                   GT 1.50%_LT 2.00%                        2
                   GT 1.00%_LT 1.50%                        4
                   GT 0.50%_LT 1.00%                        9
                   LT 0.50%_GT (0.50)%                     32
                   LT (0.50)%_GT (1.00)%                    4
                   LT (1.00)%_GT (1.50)%                    2
                   LT (1.50)%_GT (2.00)%                    1
                   LT (2.00)%_GT (2.50)%                    0
                   LT (2.50)%_GT (3.00)%                    0
                   LT (3.00)%_GT (3.50)%                    0
                   LT (3.50)%_GT (4.00)%                    0
                   LT (4.00)%_GT (4.50)%                    0
                   LT (4.50)%_GT (5.00)%                    0
                   LT (5.00)%_GT (5.50)%                    0
                   LT (5.50)%_GT (6.00)%                    0
                   LT (6.00)%                               0

Supplemental Information                                                     149
iShares Trust
Supplemental Information (Unaudited) (continued)


                        iShares S&P Europe 350 Index Fund
             PERIOD COVERED: OCTOBER 1, 2000 THROUGH MARCH 31, 2002

                                    [GRAPHIC]

                  PERCENT PREMIUMS/DISCOUNTS             NUMBER OF DAYS

               GT 6.00%                                         1
               GT 5.50%_LT 6.00%                                0
               GT 5.00%_LT 5.50%                                1
               GT4.50%_LT5.00%                                  1
               GT 4 00%_LT 4.50%                                2
               GT 3.50%_LT 4.00%                               11
               GT 3.00%_LT 3.50%                               19
               GT 2.50%_LT 3.00%                               14
               GT 2.00%_LT 2.50%                               31
               GT 1.50%_LT 2.00%                               39
               GT 1.00%_LT 1.50%                               53
               GT 0.50%_LT 1.00%                               85
               LT 0.50%_GT (0.50)%                            106
               LT (0.50)%_GT (1.00)%                            7
               LT (1.00)%_GT (1.50)%                            1
               LT (1.50)%_GT (2.00)%                            1
               LT (2.00)%_GT (2.50)%                            0
               LT (2.50)%_GT (3.00)%                            0
               LT (3.00)%_GT (3.50)%                            0
               LT (3.50)%_GT (4.00)%                            0
               LT (4.00)%_GT (4.50)%                            0
               LT (4.50)%_GT (5.00)%                            0
               LT (5.00)%_GT (5.50)%                            0
               LT (5.50)%_GT (6.00)%                            0
               LT (6.00)%                                       0



                          iShares S&P/TSE 60 Index Fund
               PERIOD COVERED: JULY 1, 2000 THROUGH MARCH 31, 2002

                                    [GRAPHIC]

                  PERCENT PREMIUMS/DISCOUNTS             NUMBER OF DAYS

               GT 6.00%                                         1
               GT 5.50%_LT 6.00%                                1
               GT 5.00%_LT 5.50%                                0
               GT4.50%_LT5.00%                                  0
               GT 4 00%_LT 4.50%                                1
               GT 3.50%_LT 4.00%                                4
               GT 3.00%_LT 3.50%                                5
               GT 2.50%_LT 3.00%                               10
               GT 2.00%_LT 2.50%                               14
               GT 1.50%_LT 2.00%                               19
               GT 1.00%_LT 1.50%                               29
               GT 0.50%_LT 1.00%                               50
               LT 0.50%_GT (0.50)%                            147
               LT (0.50)%_GT (1.00)%                           55
               LT (1.00)%_GT (1.50)%                           33
               LT (1.50)%_GT (2.00)%                           19
               LT (2.00)%_GT (2.50)%                           16
               LT (2.50)%_GT (3.00)%                            6
               LT (3.00)%_GT (3.50)%                            9
               LT (3.50)%_GT (4.00)%                            8
               LT (4.00)%_GT (4.50)%                            1
               LT (4.50)%_GT (5.00)%                            3
               LT (5.00)%_GT (5.50)%                            3
               LT (5.50)%_GT (6.00)%                            0
               LT (6.00)%                                       0

150                                   2002 iShares Annual Report to Shareholders
iShares Trust
Supplemental Information (Unaudited) (continued)


                     iShares S&P Latin America 40 Index Fund
             PERIOD COVERED: JANUARY 1, 2002 THROUGH MARCH 31, 2002

                                    [GRAPHIC]

               PERCENT PREMIUMS/DISCOUNTS                NUMBER OF DAYS

               GT 6.00%                                         0
               GT 5.50%_LT 6.00%                                0
               GT 5.00%_LT 5.50%                                0
               GT 4.50%_LT5.00%                                 0
               GT 4 00%_LT 4.50%                                0
               GT 3.50%_LT 4.00%                                0
               GT 3.00%_LT 3.50%                                0
               GT 2.50%_LT 3.00%                                0
               GT 2.00%_LT 2.50%                                3
               GT 1.50%_LT 2.00%                                1
               GT 1.00%_LT 1.50%                                3
               GT 0.50%_LT 1.00%                                9
               LT 0.50%_GT (0.50)%                             33
               LT (0.50)%_GT (1.00)%                            7
               LT (1.00)%_GT (1.50)%                            3
               LT (1.50)%_GT (2.00)%                            0
               LT (2.00)%_GT (2.50)%                            1
               LT (2.50)%_GT (3.00)%                            0
               LT (3.00)%_GT (3.50)%                            0
               LT (3.50)%_GT (4.00)%                            0
               LT (4.00)%_GT (4.50)%                            0
               LT (4.50)%_GT (5.00)%                            0
               LT (5.00)%_GT (5.50)%                            0
               LT (5.50)%_GT (6.00)%                            0
               LT (6.00)%                                       0


                       iShares S&P/TOPIX 150 Index Fund
             PERIOD COVERED: JANUARY 1, 2002 THROUGH MARCH 31, 2002

                                    [GRAPHIC]

               PERCENT PREMIUMS/DISCOUNTS                NUMBER OF DAYS

               GT 6.00%                                         0
               GT 5.50%_LT 6.00%                                0
               GT 5.00%_LT 5.50%                                0
               GT 4.50%_LT5.00%                                 1
               GT 4 00%_LT 4.50%                                0
               GT 3.50%_LT 4.00%                                1
               GT 3.00%_LT 3.50%                                0
               GT 2.50%_LT 3.00%                                0
               GT 2.00%_LT 2.50%                                1
               GT 1.50%_LT 2.00%                                3
               GT 1.00%_LT 1.50%                                3
               GT 0.50%_LT 1.00%                                8
               LT 0.50%_GT (0.50)%                             28
               LT (0.50)%_GT (1.00)%                            9
               LT (1.00)%_GT (1.50)%                            4
               LT (1.50)%_GT (2.00)%                            2
               LT (2.00)%_GT (2.50)%                            0
               LT (2.50)%_GT (3.00)%                            0
               LT (3.00)%_GT (3.50)%                            0
               LT (3.50)%_GT (4.00)%                            0
               LT (4.00)%_GT (4.50)%                            0
               LT (4.50)%_GT (5.00)%                            0
               LT (5.00)%_GT (5.50)%                            0
               LT (5.50)%_GT (6.00)%                            0
               LT (6.00)%                                       0

Supplemental Information                                                     151
iShares Trust
Supplemental Information (Unaudited) (continued)

                     iShares Nasdaq Biotechnology Index Fund
              PERIOD COVERED: APRIL 1, 2001 THROUGH MARCH 31, 2002

                                    [GRAPHIC]

               PERCENT PREMIUMS/DISCOUNTS        NUMBER OF DAYS

               GT 6.00%                                 0
               GT 5.50%_LT 6.00%                        0
               GT 5.00%_LT 5.50%                        0
               GT4.50%_LT5.00%                          0
               GT 4 00%_LT 4.50%                        0
               GT 3.50%_LT 4.00%                        0
               GT 3.00%_LT 3.50%                        0
               GT 2.50%_LT 3.00%                        0
               GT 2.00%_LT 2.50%                        1
               GT 1.50%_LT 2.00%                        0
               GT 1.00%_LT 1.50%                        0
               GT 0.50%_LT 1.00%                       14
               LT 0.50%_GT (0.50)%                    222
               LT (0.50)%_GT (1.00)%                    9
               LT (1.00)%_GT (1.50)%                    0
               LT (1.50)%_GT (2.00)%                    1
               LT (2.00)%_GT (2.50)%                    0
               LT (2.50)%_GT (3.00)%                    0
               LT (3.00)%_GT (3.50)%                    0
               LT (3.50)%_GT (4.00)%                    0
               LT (4.00)%_GT (4.50)%                    0
               LT (4.50)%_GT (5.00)%                    0
               LT (5.00)%_GT (5.50)%                    0
               LT (5.50)%_GT (6.00)%                    0
               LT (6.00)%                               0


152                                 2002 iShares Annual Report to Shareholders
iShares Trust
Trustees Information (Unaudited)


The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected and qualified.

iShares Trust, iShares, Inc., Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and oversees 77 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 100 portfolios within the fund complex. Additional information about the Funds' Trustees may be found in the Funds' Statement of Additional Information, which is available without charge upon request by calling toll-free 1-800-474-2737.

                                                         Interested Trustees

                              Position(s),              Principal Occupation(s)
 Name, Age and Address     Length of Service            During Past 5 Years                       Other Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
*Garrett F. Bouton (56)    Chairman (since     Managing Director and Chief Executive          Chairman of the Board of Directors
Barclays Global Investors  February 28,        Officer (since 1999) for Barclays Global       (since 1998) of BGFA; Director (since
45 Fremont Street          2002), Trustee      Investors, N.A. ("BGI") Global Individual      1998) of BGI; Director of various
San Francisco, CA 94105    (since January 1,   Investor Business; Global H.R. Director (from  Barclays subsidiaries (since 1997).
                           2002) and           1996-1999) for BGI.
                           President.

*Nathan Most (87)          Trustee (since      Consultant to BGI (1998-present), American     None.
P.O. Box 193               February 15, 2000)  Stock Exchange (1996-2000) and the Hong
Burlingame, CA 94011                           Kong Stock Exchange (1998 to present);
                                               Consultant to the Amsterdam Stock Exchange
                                               (1997-1998); Consultant to the Pacific Stock
                                               Exchange (1997-1998); Formerly Senior Vice
                                               President American Stock Exchange (New
                                               Product Development) (1976-1996).

------------------------
* Garrett F. Bouton and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.

                                                        Independent Trustees

                              Position(s),            Principal Occupation(s)
 Name, Age and Address     Length of Service          During Past 5 Years                           Other Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
John B. Carroll (65)       Trustee (since      Retired Vice President of Investment           Former Trustee and member of the
520 Main Street            January 1, 2002)    Management (1984-2000) of Verizon              Executive Committee (since 1991) of
Ridgefield, CT 06877                           Corporation; Advisory Board member of          The Common Fund Institutional Funds, a
                                               Ibbotson Associates (1992-1998); former Vice   non-profit organization; Member of the
                                               Chairman and Executive Committee Member        Board of Managers of JP Morgan Private
                                               (1994-1998) of the Committee on Investment     Equity Funds.
                                               of Employee Benefit Assets of the Financial
                                               Executive Institute.

Richard K. Lyons (41)      Trustee (since      Professor, University of California, Berkeley: Board of Trustees: Matthews Asian
Haas School of Business,   February 15, 2000)  Haas School of Business (since 1993);          Funds since 1995 (oversees 6
UC Berkeley                                    Consultant for IMF World Bank, Federal         portfolios).
Berkeley, CA 94720                             Reserve Bank, and Citibank N.A. (since 2000)

Trustee Information                                                         153
iShares Trust
Trustees Information (Unaudited) (continued)

                                                   Interested Trustees (continued)

                              Position(s),              Principal Occupation(s)
 Name, Age and Address     Length of Service            During Past 5 Years                       Other Directorships Held
------------------------------------------------------------------------------------------------------------------------------------
George G.C. Parker (60)    Trustee (since      Dean Witter Distinguished Professor of         Board of Directors: Affinity Group
Graduate School of         February 15, 2000)  Finance (since 1994); Associate Dean for       (since 1998); Bailard, Biehl and
Business (Room K301)                           Academic Affairs, Director of MBA Program,     Kaiser, Inc. (since 1985); California
Stanford University                            and Professor, Stanford University: Graduate   Casualty Group of Insurance Companies
521 Memorial Way                               School of Business (1993-2001).                (since 1978); Continental Airlines,
Stanford, CA 94305                                                                            Inc. (since 1996); Community First
                                                                                              Financial Group (since 1995); Dresdner
                                                                                              /RCM Mutual Funds (oversees 10
                                                                                              portfolios) (1994-2002); Tyon Ranch
                                                                                              Company (since 1999).

W. Allen Reed (54)         Trustee (since      President and Chief Executive Officer (since   Director (since 1994) of General
General Motors Investment  January 1, 2002)    1994) of General Motors Investment             Motors Investment Management
Management Corp.                               Management Corporation.                        Corporation; Director (1995-1998) of
767 Fifth Avenue                                                                              Taubman Centers, Inc. (a real estate
New York, NY 10153                                                                            investment trust); Director (since
                                                                                              1992) of FLIR Systems (an imaging
                                                                                              technology company); Director (since
                                                                                              1994) of General Motors Acceptance
                                                                                              Corporation; Director (since 1994) of
                                                                                              GMAC Insurance Holdings, Inc.;
                                                                                              Director (since 1995) of Global
                                                                                              Emerging Markets Fund; Director (since
                                                                                              2000) of Temple Inland Industries;
                                                                                              Chairman (since 1995) of the
                                                                                              Investment Advisory Committee of
                                                                                              Howard Hughes Medical Institute.

                                                    Officers who are not Trustees

                                                        Principal Occupation(s)                       Directorships Held by
 Name, Age and Address        Position                    During Past 5 Years                               Officers
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss (39)      Vice President        Chief Executive Officer of the               Board of Trustees for Barclays Global
Barclays Global Investors                        Individual Investor Business of BGI; The     Investors Funds and Master Investment
45 Fremont Street                                Boston Consulting Group (until 1997).        Portfolio (since 2001).
San Francisco, CA 94105

Michael Latham (35)        Secretary, Treasurer  Director of Mutual Fund Delivery in the      None.
Barclays Global Investors  and Principal         U.S. Individual Investor Business of BGI
45 Fremont Street          Financial Officer     (since 2000); Head of Operations, BGI
San Francisco, CA 94105                          Europe (1997-2000); Manager, Portfolio
                                                 Accounting Group of BGI (1994-1997).

Donna M. Mccarthy (34)     Assistant Treasurer   Unit Director (formerly Director),           None.
Investors Bank & Trust Co.                       Mutual Fund Administration at Investors
200 Clarendon Street                             Bank & Trust Co. ("IBT"); Manager,
Boston, MA 02116                                 Business Assurance Group, Coopers &
                                                 Lybrand (1988-1994).

Sandra I. Madden (34)      Assistant Secretary   Associate Counsel, Mutual Fund               None.
Investors Bank & Trust Co.                       Administration, IBT (since 1999);
200 Clarendon Street                             Associate, Scudder Kemper
Boston, MA 02116                                 Investments, Inc. (1996-1999).

Susan C. Mosher (45)       Assistant Secretary   Senior Director & Senior Counsel, Mutual     None.
Investors Bank & Trust Co.                       Fund Administration, IBT (since 1995).
200 Clarendon Street
Boston, MA 02116

154                                 2002 iShares Annual Report to Shareholders
iShares are distributed by SEI Investments             iShares(R)
Distribution Co. (SEI). Barclays Global                45 Fremont Street
Fund Advisors (BGFA) serves as an adviser              San Francisco, CA 94105
to iShares. Barclays Global Investors
Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

IBT serves as administrator, custodian,
securities lending agent and transfer agent for the iShares S&P Series and the iShares
S&P Series and the iShares Nasdaq Series.

iShares are not sponsored, endorsed, issued, sold or promoted by Standard & Poor's or The
Nasdaq Stock Market, Inc., nor do these
companies make any representation regarding the advisability of investing in iShares.

(C)2002 Barclays Global Investors. All
rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A.
All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds'
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

 iShares(R) Industrial strength investment tools from BARCLAYS GLOBAL INVESTORS
           1-800-iShares 1-800-474-2737 www.iShares.com